As filed with the Securities and Exchange Commission on April 21, 2017

File Nos. 333-70963; 811-09201

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 34

AND THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 27

COLI VUL-2 SERIES ACCOUNT

(Exact Name of Registrant)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

(Name of Depositor)

8515 East Orchard Road

Greenwood Village, Colorado 80111 (Address of

Depositor’s Principal Executive Offices)

(303) 737-3000 (Depositor’s

Telephone Number)

Robert L. Reynolds

President and Chief Executive Officer

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

8515 East Orchard Road

Greenwood Village, Colorado 80111

(Name and Address of Agent for Service)

COPY TO:

Ann B. Furman, Esq. Carlton

Fields Jorden Burt, P.A.

1025 Thomas Jefferson Street, N.W., Suite 400 West

Washington, D.C. 20007-5208

-------------

Approximate date of proposed public offering: Continuous

It is proposed that this filing will become effective (check appropriate box):

[ ]	immediately upon filing pursuant to paragraph (b) of Rule 485.

[X]	on April 21, 2017 pursuant to paragraph (b)(1) of Rule 485.

[ ]	60 days after filing pursuant to paragraph (a)(1) of Rule 485.

[ ]	on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being offered: flexible premium variable universal life insurance policies.

Great-West Life & Annuity Insurance Company

A Stock Company

8515 East Orchard Road

Greenwood Village, Colorado 80111

(303) 737-3000

Executive Benefit VUL II — Prospectus

A Flexible Premium Variable Universal Life Insurance Policy

offered by Great-West Life & Annuity Insurance Company in

connection with its COLI VUL-2 Series Account

This prospectus describes Executive Benefit VUL II, a flexible premium variable universal life insurance policy (the “Policy”) offered by Great-West Life & Annuity Insurance Company (“Great-West,” “Company,” “we,” “our” or “us”). The Policy is designed for use by corporations and employers to provide life insurance coverage in connection with, among other things, deferred compensation plans and employer-financed insurance purchase arrangements. The Policy is designed to meet the definition of a “life insurance contract” for federal income tax purposes.

The Policy allows “you,” the Owner, within certain limits to:

•	choose the type and amount of insurance coverage you need and increase or decrease that coverage as your insurance needs change;
•	choose the amount and timing of Premium payments, within certain limits;
•	allocate Premium payments among the available investment options and Transfer Account Value among available investment options as your investment objectives change; and
•	access your Account Value through loans and partial withdrawals or total surrenders.

This prospectus contains important information you should understand before purchasing a Policy, including a description of the material rights and obligations under the Policy. We use certain special terms that are defined in Appendix A. Your Policy and any endorsements are the formal contractual agreement between you and the Company. It is important that you read the Policy and endorsements which reflect other variations. You should keep this prospectus on file for future reference.

The Policy that we are currently issuing became available on May 1, 2011. Policies issued before May 1, 2011 are described in a separate prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus is April 21, 2017

Summary of the Policy and its Benefits

This is a summary of some of the most important features of your Policy. The Policy is more fully described in the remainder of this prospectus. Please read this prospectus carefully. Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Policy is in force, there is no Policy Debt and current federal tax laws apply.

1. Corporate-Owned Variable Life Insurance. We will issue Policies to corporations and employers and to certain individuals to provide life insurance coverage in connection with, among other things, deferred compensation plans and employer-financed insurance purchase arrangements. We will issue Policies on the lives of prospective Insureds who meet our underwriting standards.

2. The Series Account. We have established a separate account to fund the variable benefits under the Policy. The assets of the Series Account are insulated from the claims of our general creditors.

3. Premium Payments. You must pay us an Initial Premium to put your Policy in force. The minimum Initial Premium will vary based on various factors, including the age of the Insured and the death benefits option you select, but may not be less than $100.00. Thereafter, you choose the amount and timing of Premium payments, within certain limits.

4. Fixed Account. You may allocate some or all of your net payments and/or make Transfers from the Sub-Accounts to the Fixed Account. The Fixed Account is part of our General Account. We own the assets in the General Account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate accounts. These Fixed Account assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the Fixed Account assets. We bear the full investment risk for all amounts allocated or transferred to the Fixed Account. The Policy gives the Company the right to impose limits on the amount each Owner can invest in the Fixed Account and such limits are subject to change at the sole discretion of the Company.

We guarantee that the amounts allocated to the Fixed Account will be credited interest at a net effective annual interest rate of at least the minimum interest rate indicated in your Policy. At our discretion, we will review the interest rate at least once a year. We may reset the interest rate monthly. The Fixed Account is not affected by the investment performance of the Sub-Accounts. Policy value in the Fixed Account will be reduced by the Policy fees and charges we deduct and the effects of any Policy transactions (loans, withdrawals, and Transfers) on your Policy value in the Fixed Account.

5. Free Look Period. You may return your Policy to us for any reason within ten days of receiving it, or such longer period as required by applicable state law (30 days for replacement policies), and depending on state law, receive (i) your Policy Value (less surrenders, withdrawals and distributions), or (ii) the greater of your Premiums, less any withdrawals, or your Policy Value. The money you contribute to the Policy will be invested at your direction, except that in some states during your free look period your Premiums will be allocated to the Great-West Government Money Market Division.

6. Investment Options and Funds. You may allocate your net Premium payments among the available investment divisions

(“Divisions”) or the Fixed Account.

Each Division invests exclusively in shares of a single Fund. Each Fund has its own distinct investment objective and policies, which are described in the accompanying prospectuses for the Funds.

You may Transfer amounts from one Division to another or the Fixed Account, subject to the restrictions described herein.

7. Death Benefit. You may choose from among two death benefit options –

1.	a fixed benefit equal to the Total Face Amount of your Policy; or
2.	a variable benefit equal to the sum of the Total Face Amount and your Account Value.

For each option, the death benefit may be greater if necessary to satisfy federal tax law requirements.

We will deduct any outstanding Policy Debt and unpaid Policy charges before we pay a death benefit. In addition, prior partial withdrawals may reduce the Death Benefit Proceeds under the first option.

At any time, you may increase or decrease the Total Face Amount, subject to our approval and other requirements set forth in the

Policy.

After the first Policy Year, you may change your death benefit option once each Policy Year.

1

8. Account Value. Your Account Value will reflect –

1.	the Premiums you pay;
2.	the investment performance of the Divisions you select;
3.	the value of the Fixed Account.
4.	any Policy loans or partial withdrawals;
5.	your Loan Account balance; and
6.	the charges we deduct under the Policy.

9. Accessing Your Account Value. You may borrow from us using your Account Value as collateral. Loans may be treated as taxable income if your Policy is a “modified endowment contract” (“MEC”) for federal income tax purposes and you have had positive net investment performance.

There are no surrender charges associated with your Policy. You may surrender your Policy for its Cash Surrender Value plus return of expense charge, if applicable. The return of expense charge is a percentage of your Account Value and is described in greater detail in “Charges and Deductions” below.

You may withdraw a portion of your Account Value at any time while your Policy is in force. A withdrawal may reduce your death benefit.

We will charge an administrative fee not greater than $25 per withdrawal on partial withdrawals after the first in a Policy Year.

10. Supplemental Benefits. The following optional riders are available –

1.	term life insurance; and
2.	change of Insured (not available to individual Owners).

We will deduct the cost, if any, of the rider(s) from your Account Value on a monthly basis.

11. Paid-Up Life Insurance. If the Insured reaches Attained Age 121 and your Policy is in force, the Account Value, less Policy Debt, will be applied as a single Premium to purchase “paid-up” insurance. “Paid-up” insurance is a policy where all premiums have been paid and there are no additional premiums due. Your Account Value will remain in the Series Account allocated to the Divisions or the Fixed Account in accordance with your instructions. The death benefit under this paid-up insurance will be fixed by the Internal Revenue Code of 1986, as amended (“Code”) for Insureds age 99. As your Account Value changes based on the investment experience of the Divisions, the death benefit will increase or decrease accordingly.

12. Reinstatement. If your Policy terminates due to insufficient value, we will reinstate it within three years at your Request, subject to certain conditions.

13. Surrenders. You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living. If you do, the insurance coverage and all other benefits under the Policy will terminate.

If you withdraw part of the Cash Surrender Value, your Policy’s death benefit may be reduced and you may incur taxes and tax penalties.

14. Partial Withdrawal. You may Request a partial withdrawal of Account Value at any time while the Policy is in force. The amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Account Value less the value of the Loan Account.

The Death Benefit Proceeds and your Account Value will be reduced by the amount of any partial withdrawals.

15. Policy Loans. You may borrow from us using your Account Value as collateral. You may Request a Policy loan of up to 90% of your Account Value, decreased by the amount of any outstanding Policy Debt on the date the Policy loan is made.

The minimum Policy loan amount is $500.

16. Changes in Total Face Amount. You may increase or decrease the Total Face Amount of your Policy at any time. Each increase or decrease in the Total Face Amount must be at least $25,000. Minimum face amount is $100,000.

2

17. Target Premium. Your target Premium is actuarially determined and will depend on the initial Total Face Amount of your Policy, your Issue Age, your sex (except in unisex states), and rating class (if any) and equals the maximum Premium payable such that the Policy remains compliant with the Code. The target Premium is used to determine your expense charged applied to the Premium and the sales compensation we pay. Payment of the target premium does not guarantee that your Policy will not lapse, and you may need to pay additional Premiums to keep your Policy in force. Each increase to the Total Face Amount is considered to be a new segment to the Policy. Each segment will have a separate target Premium associated with it.

18. State Variations. Policies issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus because of state law variations. These differences include, among other things, free look rights, issue age limitations, and the general availability of riders. This prospectus describes the material rights and obligations of an Owner, and the maximum fees and charges for all Policy features and benefits are set forth in the fee table of this prospectus. See your policy for specific variations because any such state variations will be included in your policy or in riders or endorsements attached to your policy. See your agent or contact us for specific information that is applicable to your state.

Policy Risks

1. Account Value Not Guaranteed. Your Account Value is not guaranteed. Your Account Value fluctuates based on the performance of the investment options you select. The investment options you select may not perform to your expectations. Your Account Value may also be affected by charges under your Policy.

2. Not Suitable as Short-Term Savings Vehicle. The Policy is designed for long-term financial planning. Accordingly, you should not purchase the Policy if you need access to the Account Value within a short time. Before purchasing a Policy, consider whether the long-term nature of the Policy is consistent with the purposes for which it is being considered.

3. Risk of Policy Lapse. Your Policy may terminate if your Account Value at the beginning of any Policy Month is insufficient to pay the Policy’s monthly charges.

If your Policy would terminate due to insufficient value, we will send you notice and allow you a 61-day grace period.

If, within the grace period, you do not make a Premium payment sufficient to cover all accrued and unpaid charges and deductions, your Policy will terminate at the end of the grace period without further notice.

4. Limitations on Withdrawals. Partial withdrawals of Account Value are permitted at any time the Policy is in force. As noted above, the amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Account Value less the value of the Loan Account. A maximum administrative fee of $25 will be deducted from your Account Value for all partial withdrawals after the first made in the same Policy Year. Please note that withdrawals reduce your Account Value and your Death Benefit Proceeds. In addition, withdrawals may have tax consequences.

5. Limitations on Transfers. Subject to our rules as they may exist from time to time, you may at any time Transfer to another Division all or a portion of the Account Value allocated to a Division. In addition, we do not intend to enforce the restrictions on Transfers set forth in your Policy except in cases of identified market timing unless the Sub-Account has additional restrictions that are noted in the respective Fund’s prospectus. See “Market Timing & Excessive Trading” below. Certain limitations apply to Transfers into and out of the Fixed Account. See “Fixed Account Transfers” below.

6. Limitations or Charges on Surrender of Policy. You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living. Upon surrender of your Policy, the insurance coverage and all other benefits under the Policy will terminate.

There are no surrender charges associated with your Policy. However, the surrender of your Policy may have tax consequences.

7. Risks of Taking a Policy Loan. As noted above, you may Request a Policy loan of up to 90% of your Account Value, decreased by the amount of any outstanding Policy Debt on the date the Policy loan is made. The minimum Policy loan amount is $500.

Taking a Policy loan may increase the risk that your Policy will lapse, will reduce your Account Value, and may reduce the death benefit. In addition, if your Policy is a MEC for tax purposes, taking a Policy loan may have tax consequences.

8. Adverse Tax Consequences. Your Policy is structured to meet the definition of a life insurance contract under the Code. Current federal tax law generally excludes all death benefits from the gross income of the Beneficiary of a life insurance policy. Generally, you are not taxed on any increase in the Account Value until it is withdrawn, but are taxed on surrender proceeds and the proceeds of

3

any partial withdrawals if those amounts, when added to all previous non-taxable distributions, exceed the total Premium paid. Amounts received upon surrender or withdrawals in excess of Premiums are treated as ordinary income.

Under certain circumstances, a Policy may become a MEC for federal tax purposes. This may occur if you reduce the Total Face Amount of your Policy or pay excessive Premiums. We will monitor your Premium payments and other Policy transactions and notify you if a payment or other transaction might cause your Policy to become a MEC without your written permission. We will not invest any Premium or portion of a Premium that would cause your Policy to become a MEC, but instead will promptly refund the money to you. If you elect to have a MEC contract, you can return the money to us with a signed form of acceptance.

Under current tax law, Death Benefit Proceeds under MECs generally are excluded from the gross income of the Beneficiary. Withdrawals and Policy loans, however, are treated first as income, to the extent of any gain, and then as a return of Premium. The income portion of the distribution is includable in your taxable income and taxed at ordinary income tax rates. A 10% penalty tax is also generally imposed on the taxable portion of any amount received before age 59 1⁄2.

9. General Account Risk. Great-West’s general obligations and any guaranteed benefits under the Policy are supported by our General Account (and not by the Series Account) and are subject to Great-West’s claims-paying ability. An Owner should look to the financial strength of Great-West for its claims-paying ability. Assets in the General Account are not segregated for the exclusive benefit of any particular Policy or obligation. General Account assets are also available to Great-West’s general creditors and the conduct of our routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about Great-West’s financial strength, you may review our financial statements and/or check our current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the Funds.

Fund Risks

The Policy currently offers several variable investment options, each of which is a Division of the Series Account. Each Division uses its assets to purchase, at their net asset value, shares of a Fund. The Divisions are referred to as “variable” because their investment experience depends upon the investment experience of the Funds in which they invest.

We do not guarantee that the Funds will meet their investment objectives. Your Account Value may increase or decrease in value depending on the investment performance of the Funds. You bear the risk that those Funds may not meet their investment objectives. A comprehensive discussion of the risks of each Fund may be found in each Fund’s prospectus, including detailed information concerning investment objectives, strategies, and their investment risk. You may obtain a copy of the Fund prospectuses without charge by contacting us at 888-353-2654. If you received a summary prospectus for a Fund, please follow the directions on the first page of the summary prospectus to obtain a copy of the Fund’s prospectus.

4

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or Transfer cash value between investment options.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted

Maximum Expense Charge Imposed on Premium*	Upon each Premium payment	Maximum: 10% of Premium

Current: 6.0%
Sales Load**	Upon each Premium Payment	Maximum: 6.5% of Premium Current: 2.5% of Premium up to target and 1.0% of Premium in excess of target

Premium Tax**	Upon each Premium payment	Maximum: 3.5% of Premium
Partial Withdrawal Fee	Upon partial withdrawal	Maximum: $25 deducted from Account Value for all partial withdrawals after the first made in the same Policy Year.
Change of Death Benefit Option Fee	Upon change of option	Maximum: $100 deducted from Account Value for each change of death benefit option.
Transfer Fee	At time of Transfer for all Transfers in excess of 12 made in the same Policy Year	Maximum: $10/Transfer
Loan Interest	Upon issuance of Policy loan	Maximum: the Moody’s Corporate Bond Yield Average – Monthly Average Corporates

*	The Expense Charge consists of the Sales Load plus the Premium Tax.
**	The Sales Load and Premium Tax comprise (and are not in addition to) the Expense Charge.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.

5

Periodic Charges Other Than Fund Operating Expenses

Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance (per $1000 Net Amount at Risk)[1]
Minimum & Maximum Cost of Insurance Charge	Monthly	Guaranteed:

Minimum: $0.02 per $1000

Maximum: $83.33 per $1000

Cost of Insurance Charge for a 46- year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)	Monthly	Guaranteed:

$0.21 per $1000
Mortality and Expense Risk Charge[2]	Monthly	Guaranteed: 0.90% (of average daily net assets) annually Current: 0.28% for Policy Years 1-20, and 0.10% thereafter
Service Charge	Monthly	Maximum: $10/month
Current: $7.50/month

1 The Cost of Insurance Charge will vary based on individual characteristics. The cost of insurance shown in the table is a sample illustration only and may not be representative of the charge that a particular Owner will pay. Owners may obtain more information about their particular cost of insurance charge by contacting our Service Center at 888-353-2654.

2 The mortality and expense risk charge is accrued daily and deducted on the first day of each Policy month by cancelling accumulation units pro-rata against Sub-Accounts.

6

Supplemental Benefit Charges

Currently, we are offering the following supplemental optional riders. The charges for the rider you select are deducted monthly from your Account Value as part of the Monthly Deduction described in “Charges and Deductions” below. The benefits provided under each rider are summarized in “Other Provisions and Benefits” below.

Change of Insured Rider[3]*	Upon change of Insured	Minimum: $100 per change Maximum: $400 per change
Change of Insured Rider for a 46-year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)*		$400 per change
Term Life Insurance Rider	Monthly	Guaranteed: Minimum COI: $0.02 per $1000 Maximum COI: $83.33 per $1000

Term Life Insurance Rider for a 46-year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)	Monthly	Guaranteed: $0.21 per $1000

*Not available for individual Owners.

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Policy. More detail concerning each Fund’s fee and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses4

(Expenses that are deducted from Fund assets, including management fees,

distribution and/or service (12b-1) fees, and other expenses)

	Minimum	Maximum

Total Annual Fund Operating	0.27%	3.02%

THE ABOVE EXPENSES FOR THE FUNDS WERE PROVIDED BY THE FUNDS, WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

3 The Change of Insured Rider will vary based on individual characteristics. The charge shown in the table is a sample illustration only and may not be representative of the charge that a particular Owner will pay. Owners may obtain more information about their particular cost of insurance by contacting our Service Center at 888-353-2654.

4 Expenses are shown as a percentage of a Fund’s average net assets as of December 31, 2016. The expenses above include fees and expenses incurred indirectly by the Great-West Profile Funds and the Great-West Lifetime Funds as a result of investing in shares of acquired funds, if any. The range of expenses above does not show the effect of any fee waiver or expense reimbursement arrangements. The advisers and/or other service providers of certain Funds have agreed to waive their fees and/or reimburse the Funds’ expenses in order to keep the expenses below specified limits. In some cases, these expense limitations may be contractual. In other cases, these expense limitations are voluntary and may be terminated at any time. Please see the prospectus for each Fund for information regarding the expenses for each Fund, including fee reduction and/or expense reimbursement arrangements, if applicable. The management fees and other expenses of the Funds are more fully described in the Fund prospectuses.

7

Description of Depositor, Registrant, and Funds

Great-West Life & Annuity Insurance Company

Great-West is a stock life insurance company organized under the laws of the state of Colorado. Our offices are located at 8515 East

Orchard Road, Greenwood Village, Colorado 80111.

We are authorized to do business in 49 states, the District of Columbia, Puerto Rico, U.S. Virgin Islands and Guam. We issue individual and group life insurance policies and annuity contracts and accident and health insurance policies.

Great-West is a wholly owned subsidiary of GWL&A Financial, Inc., a Delaware holding company. GWL&A Financial, Inc. is an indirect wholly-owned subsidiary of Great-West Lifeco Inc., a Canadian holding company. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company. Through a group of private holding companies, The Desmarais Family Residuary Trust, which was created on October 8, 2013 under the Last Will and Testament of Paul G. Desmarais, has voting control of Power Corporation of Canada.

The Series Account

The Series Account is a segregated asset account of Great-West. We use the Series Account to fund benefits payable under the

Policy. The Series Account may also be used to fund benefits payable under other life insurance policies issued by us.

We own the assets of the Series Account, which we hold separate and apart from our General Account assets. The income, gains or losses, realized or unrealized, from assets allocated to the Series Account are credited to or charged against the Series Account without regard to our other income, gains or losses. The income, gains, and losses credited to, or charged against, the Series Account reflect the Series Account’s own investment experience and not the investment experience of Great-West’s other assets. The assets of the Series Account may not be used to pay any liabilities of Great-West other than those arising from the Policies (and any other life insurance policies issued by us and funded by the Series Account).

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including Series Account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the Series Account or our other separate accounts, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Series Account receives; and (ii) under applicable income tax law, Owners are not the owners of the assets generating the benefits.

Great-West is obligated to pay all amounts promised to Owners under the Policies (and any other life insurance policies issued by us and funded by the Series Account).

We will at all times maintain assets in the Series Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all policies participating in the Series Account.

The Series Account is divided into Divisions. Each Division invests exclusively in shares of a corresponding Fund. We may in the future add new or delete existing Divisions. The income, gains or losses, realized or unrealized, from assets allocated to each Division are credited to or charged against that Division without regard to the other income, gains or losses of the other Divisions.

All amounts allocated to a Division will be used to purchase shares of the corresponding Fund. The Divisions will at all times be fully invested in Fund shares. We maintain records of all purchases and redemptions of shares of the Funds.

The Investment Options and Funds

The Policy offers a number of Divisions or Sub-Accounts. Each Division invests in a single Fund. Each Fund is a mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”), or a separate series of shares of such a mutual fund. More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Funds. The fund prospectuses should be read in connection with this prospectus. YOU MAY OBTAIN A PROSPECTUS AND, IF AVAILABLE, A FUND SUMMARY, CONTAINING COMPLETE INFORMATION ON EACH FUND, WITHOUT CHARGE, UPON REQUEST BY CONTACTING US AT 888-353-2654. If you received a summary prospectus for a Fund, please follow the directions on the first page of the summary prospectus to obtain a copy of the Fund’s prospectus.

8

Each Fund holds its assets separate from the assets of the other Funds, and each Fund has its own distinct investment objective and policies. Each Fund operates as a separate investment fund, and the income, gains and losses of one Fund generally have no effect on the investment performance of any other Fund.

The Funds are NOT available to the general public directly. The Funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the Funds have been established by investment advisers that manage publicly available mutual funds having similar names and investment objectives. While some of the Funds may be similar to, and may in fact be modeled after publicly available mutual funds, the Funds are not otherwise directly related to any publicly available mutual fund. Consequently, the investment performance of publicly available mutual funds and any similarly named Fund may differ substantially.

Payments We Receive. Some of the Funds’ investment advisers or affiliates may compensate us for providing the administrative, recordkeeping and reporting services they would normally be required to provide for individual shareholders or cost savings experienced by the investment advisers or affiliates of the Funds. Such compensation is typically a percentage of Series Account assets invested in the relevant Fund and generally may range up to 0.35% of net assets. GWFS Equities, Inc. (“GWFS”), a broker- dealer and subsidiary of Great-West and the principal underwriter and distributor of the Policy, may also receive Rule 12b-1 fees (ranging up to 0.25%) directly from certain Funds for providing distribution related services related to shares of Funds offered in connection with a Rule 12b-1 plan. If GWFS receives 12b-1 fees, combined compensation for administrative and distribution related services generally ranges up to 0.60% annually of Series Account assets invested in a Fund.

Such payments and fees create an incentive for us to offer portfolios (or classes of shares of portfolios) for which such payments and fees are available to us. We consider such payments and fees, among other things, when deciding to include a portfolio (or class or share of a portfolio) as an investment option under the Policy. Other available investment portfolios (or other available classes of shares of the portfolios) may have lower fees and better overall investment performance than the portfolios (or classes of shares of the portfolios) offered under the Policy.

If you purchased the Policy through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for services provided with regard to the sale of Fund shares to the Divisions under the Policy. The amount and/or structure of the compensation can possibly create a conflict of interest as it may influence the broker-dealer or other intermediary and your salesperson to present this Policy (and certain Divisions under the Policy) over other investment alternatives. The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the broker-dealer or other intermediary or your salesperson. You may ask your salesperson about variations and how he or she and his or her broker-dealer are compensated for selling the Policy or visit your financial intermediary’s Web site for more information.

Payments We Make. In addition to the direct cash compensation described above for sales of the Policies, Great-West and/or its affiliates may also pay GWFS agents additional cash and non-cash incentives to promote the sale of the Policies and other products distributed by GWFS, including Funds of Great-West Funds, Inc., which are available Funds under the Policies. Great-West and/or its affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which GWFS agents may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, Great-West and/or its affiliates may also pay for travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive payments may vary depending on the arrangement in place at any particular time. Cash incentives payable to GWFS agents may be based on certain performance measurements, including a percentage of the net amount invested in certain Funds available under the Policy. These additional payments could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a GWFS agent to recommend or sell the Policy instead of other products or recommend certain Funds under the Policy over other Funds, which may not necessarily be to your benefit.

Closed Divisions.

Effective April 30, 2013, the Great-West Invesco ADR Fund was merged into the Great-West MFS International Value Fund (Investor Class Shares).

Effective May 1, 2014, the Division investing in the Columbia Variable Portfolio – Small Cap Value Fund (Class 1 Shares) is closed to new Owners, however, Owners with amounts transferred in to aforementioned Division as of May 1, 2014, may continue to allocate

9

Premium payments and Transfer amounts into and out of such Division.

Effective May 1, 2016, the Divisions investing in the following Funds were closed to new Owners: Alger Small Cap Growth Portfolio (Class I-2 Shares), Davis Value Portfolio, Deutsche Alternative Asset Allocation VIP (Class A Shares), Invesco V.I. Mid Cap Core Equity Fund (Series I Shares), Janus Aspen Overseas Portfolio (Institutional Shares), and Royce Capital Fund Micro-Cap Portfolio (Service Class Shares). Owners with amounts invested in these Funds as of May 1, 2016 may continue to allocate Premium payments and Transfer amounts into and out of these Divisions.

Effective April 20, 2017, the Division investing in the following Fund was closed to new Owners: JPMorgan Insurance Trust Intrepid Mid Cap Portfolio (Class 1 Shares).

Effective May 1, 2017, the Divisions investing in the following Funds were closed to new Owners: Deutsche Small Mid Cap Value VIP (Class A Shares), Great-West Aggressive Profile I Fund (Investor Class Shares), Great-West Moderately Aggressive Profile I Fund (Investor Class Shares), Great-West Moderate Profile I Fund (Investor Class Shares), Great-West Moderately Conservative Profile I Fund (Investor Class Shares), Great-West Conservative Profile I Fund (Investor Class Shares), Goldman Sachs VIT Mid Cap Value Fund (Institutional Shares), Lord Abbett Series Fund – Developing Growth Portfolio (Class VC Shares), and Royce Capital Fund MicroCap Portfolio (Service Class Shares). Owners with amounts invested in these Funds as of May 1, 2017 may continue to allocate Premium payments and Transfer amounts into and out of these Divisions.

Fund Investment Objectives.

The investment objectives of the Funds are briefly described below:

Alger Portfolios (advised by Fred Alger Management, Inc.)

Alger Small Cap Growth Portfolio (Class I-2 Shares) The Fund seeks long-term capital appreciation. Effective May 1, 2016, the Division investing in this Fund is closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2016, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

American Century Variable Portfolios, Inc. (advised by American Century Investment Management, Inc.)

American Century Investments VP Capital Appreciation Fund (Class I Shares) The Fund seeks capital growth.

American Century Investments VP Inflation Protection Fund (Class II Shares) The Fund pursues long-term total return using a strategy that seeks to protect against U.S. inflation.

American Century Investments VP Mid Cap Value Fund (Class I Shares) The fund seeks long-term capital growth. Income is a secondary objective.

American Century Investments VP Value Fund (Class I Shares) The fund seeks long-term capital growth. Income is a secondary objective.

American Funds Insurance Series (advised by Capital Research and Management Company)

American Funds IS® Global Small Capitalization Fund (Class 2 Shares) The Fund’s investment objective is to provide long-term growth of capital.

American Funds IS® Growth Fund (Class 2 Shares) The Fund’s investment objective is to provide growth of capital.

American Funds IS® International Fund (Class 2 Shares) The Fund’s investment objective is to provide long-term growth of capital.

American Funds IS® New World Fund (Class 2 Shares) The Fund’s investment objective is long-term capital appreciation.

BlackRock Variable Series Funds, Inc. (advised by BlackRock Advisors, LLC)

BlackRock Global Allocation V.I. Fund (Class I Shares) The investment objective of the Fund is to seek high total investment return.

10

Columbia Funds Variable Insurance Trust (advised by Columbia Management Investment Advisers, LLC)

Columbia Variable Portfolio Small Cap Value Fund (Class 1 Shares) The Fund seeks long-term capital appreciation. Effective May 1, 2014, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2014, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Davis Variable Account Fund, Inc. (advised by Davis Selected Advisors, L.P.)

Davis Financial Portfolio The Fund seeks long-term growth of capital.

Davis Value Portfolio The Fund seeks long-term growth of capital. Effective May 1, 2016, the Division investing in this Fund is closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2016, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Delaware VIP Trust (advised by Delaware Management Company)

Delaware VIP International Value Equity Series (Standard Shares) The Fund seeks long-term growth without undue risk to principal.

Delaware VIP Small Cap Value Series (Service Shares) The Fund seeks capital appreciation.

Deutsche Investments VIT Funds (advised by Deutsche Investment Management Americas Inc.)

Deutsche Small Cap Index VIP (Class A Shares) The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies.

Deutsche Variable Series I (advised by Deutsche Investment Management Americas Inc.)

Deutsche Core Equity VIP (Class A Shares) (formerly DWS Core Equity VIP) The Fund seeks long-term growth of capital, current income and growth of income.

Deutsche Global Small Cap VIP (Class A Shares) The Fund seeks above-average capital appreciation over the long term.

Deutsche Variable Series II (advised by Deutsche Investment Management Americas Inc.)

Deutsche Alternative Asset Allocation VIP (Class A Shares) The fund seeks capital appreciation. Effective May 1, 2016, the Division investing in this Fund is closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2016, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Deutsche High Income VIP (Class A Shares) The Fund seeks to provide a high level of current income.

Deutsche Small Mid Cap Value VIP (Class A Shares) The fund seeks long-term capital appreciation. Effective May 1, 2017, the Division investing in this Fund is closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2017, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Dreyfus Stock Index Fund, Inc. (advised by The Dreyfus Corporation)

Dreyfus Stock Index Fund (Initial Shares) The Fund seeks to match the total return of the Standard & Poor’s® 500 Composite Stock Price Index (S&P 500®).

Dreyfus Variable Investment Fund (advised by The Dreyfus Corporation)

11

Dreyfus VIF International Equity Portfolio (Initial Shares) The Fund seeks capital growth.

Eaton Vance Variable Trust (advised by Eaton Vance Management)

Eaton Vance VT Floating-Rate Income Fund (Initial Class Shares) The Fund seeks to provide a high level of current income.

Fidelity Variable Insurance Products (advised by Fidelity Management & Research Company)

Fidelity VIP Contrafund® Portfolio (Service Class 2 Shares) The Fund seeks long-term capital appreciation. FMR Co., Inc. and other investment advisers serve as sub-advisers for the Fund.

Fidelity VIP Mid Cap Portfolio (Service Class 2 Shares) The Fund seeks long-term growth of capital. FMR Co., Inc. and other investment advisers serve as sub-advisers for the Fund.

Goldman Sachs Variable Insurance Trust (advised by Goldman Sachs Asset Management)

Goldman Sachs VIT Mid Cap Value Fund (Institutional Class Shares) The Fund seeks long-term capital appreciation. Effective May 1, 2017, the Division investing in this Fund is closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2017, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Goldman Sachs VIT Multi-Strategy Alternatives Portfolio (Service Shares) The Portfolio seeks long-term growth of capital.

Great-West Funds, Inc. (advised by Great-West Capital Management, LLC, a wholly owned subsidiary of Great-West)

Great-West Ariel Mid Cap Value Fund (Investor Class Shares) The Fund seeks long-term capital appreciation. Ariel Investments, LLC is the sub-adviser to this Fund.

Great-West Bond Index Fund (Investor Class Shares) The Fund seeks results that track the total return of the debt securities that comprise the Barclays U.S. Aggregate Bond Index (the “Benchmark Index”).

Great-West Core Bond Fund (formerly Great-West Federated Bond Fund (Investor Class Shares) The Fund seeks to provide total return, consisting of two components: (1) changes in the market value of its portfolio holdings (both realized and unrealized appreciation); and (2) income received from its portfolio holdings. Federated Investment Management Company and Wellington Management Company, LLP are the sub-advisers to this Fund.

Great-West Goldman Sachs Mid Cap Value Fund (Investor Class Shares) The Fund seeks long-term growth of capital. Goldman Sachs Asset Management, L.P. is the sub-adviser to this Fund.

Great-West Government Money Market Fund (formerly Great-West Money Market Fund) (Investor Class Shares) The Fund seeks as high a level of current income as is consistent with the preservation of capital and liquidity.

Investment in the Great-West Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund.

Great-West International Index Fund (Investor Class Shares) The Fund seeks investment results, before fees and expenses that track the total return of the common stocks that comprise the MSCI EAFE (Europe, Australasia, Far East) Index (the “Benchmark Index”). Irish Life Investment Managers Limited is the sub-adviser to this Fund.

Great-West Invesco Small Cap Value Fund (Investor Class Shares) The Fund seeks long-term growth of capital. Invesco Advisers, Inc. is the sub-adviser to this Fund.

Great-West Loomis Sayles Bond Fund (Investor Class Shares) The Fund seeks high total investment return through a combination of current income and capital appreciation. Loomis, Sayles & Company, L.P. is the sub-adviser to this Fund.

12

Great-West Loomis Sayles Small Cap Value Fund (Investor Class Shares) The Fund seeks long-term capital growth. Loomis, Sayles & Company, L.P. is the sub-adviser to this Fund.

Great-West MFS International Value Fund (Investor Class Shares) The Fund seeks long-term capital growth. Massachusetts Financial Services Company is the sub-adviser to this Fund.

Great-West Multi-Manager Large Cap Growth Fund (Investor Class Shares) The Fund seeks long-term growth of capital. Pioneer Investment Management, Inc. and J.P. Morgan Investment Management Inc. are the sub-advisers to this Fund.

Great-West Multi-Manager Small Cap Growth Fund (Investor Class Shares) The Fund seeks long-term capital appreciation. Lord, Abbett & Co., LLC, Peregrine Capital Management, Inc., and Putnam Investment Management, LLC are the sub-advisers to this Fund.

Great-West Real Estate Index Fund (Investor Class Shares) The Fund seeks investment results, before fees and expenses, that track the total return of a benchmark index that measures the performance of publicly traded equity real estate investment trusts (“REITs”). Irish Life Investment Managers Limited is the sub-adviser to this Fund.

Great-West S&P Mid Cap 400® Index Fund (Investor Class Shares) The Fund seeks investment results, before fees and expenses, that track the total return of the common stocks that comprise the Standard & Poor’s MidCap 400® Index (the “Benchmark Index”). Irish Life Investment Managers Limited is the sub-adviser to this Fund.

Great-West S&P Small Cap 600® Index Fund (Investor Class Shares) The Fund seeks investment results that track the total return of the common stocks that comprise the Standard & Poor’s (“S&P”) SmallCap 600® Index (the “Benchmark Index”). Irish Life Investment Managers Limited is the sub-adviser to this Fund.

Great-West Short Duration Bond Fund (Investor Class Shares) The Fund seeks maximum total return that is consistent with preservation of capital and liquidity.

Great-West T. Rowe Price Equity Income Fund (Investor Class Shares) The Fund seeks substantial dividend income and also long-term capital appreciation. T. Rowe Price Associates, Inc. is the sub-adviser to this Fund.

Great-West T. Rowe Price Mid Cap Growth Fund (Investor Class Shares) The Fund seeks long-term capital appreciation. T. Rowe Price Associates, Inc. is the sub-adviser to this Fund.

Great-West Templeton Global Bond Fund (Investor Class Shares) The Fund seeks current income with capital appreciation and growth of income. Franklin Advisers, Inc. is the sub-advisor to this Fund.

Great-West U.S. Government Mortgage Securities Fund (Investor Class Shares) The Fund seeks the highest level of return consistent with preservation of capital and substantial credit protection.

Great-West Profile I Funds

Each of the following five Profile Funds seeks to provide an asset allocation program designed to meet certain investment goals based on an investor’s risk tolerance, investment time horizon and personal objectives.

Great-West Aggressive Profile I Fund (Investor Class Shares) The Fund seeks long-term capital appreciation primarily through investments in Underlying Funds that emphasize equity investments. Effective May 1, 2017, the Division investing in this Fund is closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2017, may continue to allocate Premium payments and Transfer amounts into and out of this Division. Effective June 16, 2017, this Portfolio will merge into the Great-West Aggressive Profile II Fund (Initial Class).

Great-West Moderately Aggressive Profile I Fund (Investor Class Shares) The Fund seeks long-term capital appreciation primarily through investments in Underlying Funds that emphasize equity investments and, to a lesser degree, in Underlying Funds that emphasize fixed income investments. Effective May 1, 2017, the Division investing in this Fund is closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2017, may continue to allocate Premium payments and Transfer amounts into and out of this Division. Effective June 16, 2017, this Portfolio will merge into the Great-West Moderately Aggressive Profile II Fund (Initial Class).

Great-West Moderate Profile I Fund (Investor Class Shares) The Fund seeks long-term capital appreciation primarily through

13

investments in Underlying Funds with a relatively equal emphasis on equity and fixed income investments. Effective May 1, 2017, the Division investing in this Fund is closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2017, may continue to allocate Premium payments and Transfer amounts into and out of this Division. Effective June 16, 2017, this Portfolio will merge into the Great-West Moderate Profile II Fund (Initial Class).

Great-West Moderately Conservative Profile I Fund (Investor Class Shares) The Fund seeks income and capital appreciation primarily through investments in Underlying Funds that emphasize fixed income investments, and, to a lesser degree, in Underlying Funds that emphasize equity investments. Effective May 1, 2017, the Division investing in this Fund is closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2017, may continue to allocate Premium payments and Transfer amounts into and out of this Division. Effective June 16, 2017, this Portfolio will merge into the Great-West Moderately Conservative Profile II Fund (Initial Class).

Great-West Conservative Profile I Fund (Investor Class Shares) The Fund seeks capital preservation primarily through investments in Underlying Funds that emphasize fixed income investments. Effective May 1, 2017, the Division investing in this Fund is closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2017, may continue to allocate Premium payments and Transfer amounts into and out of this Division. Effective June 16, 2017, this Portfolio will merge into the Great-West Conservative Profile II Fund (Initial Class).

Great-West Profile II Funds

Each of the following five Profile Funds seeks to provide an asset allocation program designed to meet certain investment goals based on an investor’s risk tolerance, investment time horizon and personal objectives.

Great-West Aggressive Profile II Fund (Investor Class Shares) The Fund seeks long-term capital appreciation primarily through investments in Underlying Funds that emphasize equity investments. Effective June 16, 2017, this Portfolio will be renamed the Great-West Aggressive Profile Fund.

Great-West Moderately Aggressive Profile II Fund (Investor Class Shares) The Fund seeks long-term capital appreciation primarily through investments in Underlying Funds that emphasize equity investments and, to a lesser degree, in Underlying Funds that emphasize fixed income investments. Effective June 16, 2017, this Portfolio will be renamed the Great-West Moderately Aggressive Profile Fund.

Great-West Moderate Profile II Fund (Investor Class Shares) The Fund seeks long-term capital appreciation primarily through investments in Underlying Funds with a relatively equal emphasis on equity and fixed income investments. Effective June 16, 2017, this Portfolio will be renamed the Great-West Moderate Profile Fund.

Great-West Moderately Conservative Profile II Fund (Investor Class Shares) The Fund seeks income and capital appreciation primarily through investments in Underlying Funds that emphasize fixed income investments, and, to a lesser degree, in Underlying Funds that emphasize equity investments. Effective June 16, 2017, this Portfolio will be renamed the Great-West Moderately Conservative Profile Fund.

Great-West Conservative Profile II Fund (Investor Class Shares) The Fund seeks capital preservation primarily through investments in Underlying Funds that emphasize fixed income investments. Effective June 16, 2017, this Portfolio will be renamed the Great-West Conservative Profile Fund.

Great-West Lifetime Funds (advised by Great-West Capital Management, LLC)

Great-West Lifetime 2015 Fund (Investor Class Shares) The Fund seeks income and secondarily, capital growth.

Great-West Lifetime 2020 Fund (Investor Class Shares) The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2020, the Fund seeks income and secondarily, capital growth.

Great-West Lifetime 2025 Fund (Investor Class Shares) The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2025, the Fund seeks income and secondarily, capital growth.

Great-West Lifetime 2030 Fund (Investor Class Shares) The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2030, the Fund seeks income and secondarily, capital growth.

Great-West Lifetime 2035 Fund (Investor Class Shares) The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2035, the Fund seeks income and secondarily, capital growth.

14

Great-West Lifetime 2040 Fund (Investor Class Shares) The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2040, the Fund seeks income and secondarily, capital growth.

Great-West Lifetime 2045 Fund (Investor Class Shares) The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2045, the Fund seeks income and secondarily, capital growth.

Great-West Lifetime 2050 Fund (Investor Class Shares) The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2050, the Fund seeks income and secondarily, capital growth.

Great-West Lifetime 2055 Fund (Investor Class Shares) The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2055, the Fund seeks income and secondarily, capital growth.

Invesco Variable Insurance Funds (advised by Invesco Advisors, Inc.)

Invesco V.I. Global Real Estate Fund (Series I Shares) The Fund seeks total return through growth of capital and current income. Invesco Asset Management Limited is the sub-adviser for this Fund.

Invesco V.I. International Growth Fund (Series I Shares) The Fund seeks long-term growth of capital.

Invesco V.I. Mid Cap Core Equity Fund (Series I Shares) The Fund’s seeks long-term growth of capital. Effective May 1, 2016, the Division investing in this Fund is closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2016, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Janus Aspen Series - (advised by Janus Capital Management, LLC) Effective on or about June 2, 2017, this series will be renamed the Janus Henderson Series

Janus Aspen Balanced Portfolio (Institutional Shares) The Fund seeks long-term capital growth consistent with preservation of capital and balanced by current income. Effective on or about June 2, 2017, this Portfolio will be renamed the Janus Henderson Balanced Portfolio.

Janus Aspen Enterprise Portfolio (Institutional Shares) The Fund seeks long-term growth of capital. Effective on or about June 2, 2017, this Portfolio will be renamed the Janus Henderson Enterprise Portfolio.

Janus Aspen Flexible Bond Portfolio (Institutional Shares) The Fund seeks to obtain maximum total return, consistent with preservation of capital. Effective on or about June 2, 2017, this Portfolio will be renamed the Janus Henderson Flexible Bond Portfolio.

Janus Aspen Forty Portfolio (Institutional Shares) The Fund seeks long-term growth of capital. Effective on or about June 2, 2017, this Portfolio will be renamed the Janus Henderson Forty Portfolio.

Janus Aspen Global Technology Portfolio (Institutional Shares) The Fund seeks long-term growth of capital. Effective on or about June 2, 2017, this Portfolio will be renamed the Janus Henderson Global Technology Portfolio.

Janus Aspen Overseas Portfolio (Institutional Shares) The Fund seeks long-term growth of capital. Effective May 1, 2016, the Division investing in this Fund is closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2016, may continue to allocate Premium payments and Transfer amounts into and out of this Division. Effective on or about June 2, 2017, this Portfolio will be renamed the Janus Henderson Overseas Portfolio.

JPMorgan Insurance Trust (advised by J.P. Morgan Investment Management Inc.)

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio (Class 1 Shares) The Fund seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations. Effective April 20, 2017 this fund will be liquidated; as of the close of business April 18, 2017 the Liquidated Fund will close to new investors and new contributions. Effective as of the close of business April 20, 2017, any assets remaining in the Sub-Account for the Liquidated Fund will become invested in the Sub-Account for the Great-West Government Money Market Fund unless alternate arrangements are made prior to that time.

JPMorgan Insurance Trust Small Cap Core Portfolio (Class 1 Shares) The Fund seeks capital growth over the long term.

15

JPMorgan Insurance Trust U.S. Equity Portfolio (Class 1 Shares) The Fund seeks to provide high total return from a portfolio of selected equity securities.

Legg Mason Partners Variable Equity Trust (advised by Legg Mason Partners Fund Advisor, LLC)

ClearBridge Variable Mid Cap Portfolio (Class I Shares) The fund seeks long-term growth of capital.

ClearBridge Variable Small Cap Growth Portfolio (Class I Shares) The fund seeks long-term growth of capital.

  Lord Abbett Series Fund, Inc. (advised by Lord, Abbett & Co. LLC.)

Developing Growth Portfolio (Class VC Shares) The Fund seeks long-term growth of capital. Effective May 1, 2017, the Division investing in this Fund is closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2017, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

    MFS® Variable Insurance Trust (advised by Massachusetts Financial Service Company)

MFS® VIT Mid Cap Growth Series (Initial Class Shares) The Fund seeks capital appreciation.

MFS® VIT Research Series (Initial Class Shares) The Fund seeks capital appreciation.

MFS® VIT Total Return Bond Series (Initial Class Shares) The Fund seeks total return with an emphasis on current income, but also considering capital appreciation.

MFS® VIT Value Series (Initial Class Shares) The Fund seeks capital appreciation.

    MFS® Variable Insurance Trust III (advised by Massachusetts Financial Service Company)

MFS® VIT III Blended Research Small Cap Equity Portfolio (Initial Class Shares) The fund’s investment objective is to seek capital appreciation.

MFS® VIT III Global Real Estate Portfolio (Initial Class Shares) The fund’s investment objective is to seek total return.

MFS® VIT III Mid Cap Value Portfolio (Initial Class Shares) The fund’s investment objective is to seek capital appreciation.

    Neuberger Berman Advisers Management Trust (advised by Neuberger Berman Investment Advisers, LLC)

Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio (Class I Shares) The Fund seeks growth of capital.

Neuberger Berman AMT Socially Responsive Portfolio (Class I Shares) The Fund seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s financial criteria and social policy.

Oppenheimer Variable Account Funds (advised by OFI Global Asset Management, Inc.)

Oppenheimer Main Street Small Cap Fund®/VA (Non-Service Shares) The Fund seeks capital appreciation.

PIMCO Variable Insurance Trust (advised by Pacific Investment Management Company, LLC)

PIMCO VIT CommodityRealReturn® Strategy Portfolio (Administrative Class Shares) The Fund seeks maximum real return, consistent with prudent investment management.

PIMCO VIT Global Bond Portfolio (Unhedged) (Administrative Class Shares) The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO VIT High Yield Portfolio (Administrative Class Shares) The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO VIT Low Duration Portfolio (Administrative Class Shares) The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO VIT Real Return Portfolio (Administrative Class Shares) The Fund seeks maximum real return, consistent with preservation of real capital and prudent investment management.

16

PIMCO VIT Total Return Portfolio (Administrative Class Shares) The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Pioneer Variable Contracts Trust (advised by Pioneer Investment Management, Inc.)

Pioneer Real Estate Shares VCT Portfolio (Class I Shares) The Fund seeks Long-term growth of capital. Current income is a secondary objective.

Putnam Variable Trust (advised by Putnam Investment Management, LLC)

Putnam VT Equity Income Fund (Class IA Shares) The Fund seeks capital growth and current income.

Putnam VT Global Asset Allocation Fund (Class IA Shares) The Fund seeks long-term return consistent with preservation of capital.

Putnam VT Global Equity Fund (Class IA Shares) The Fund seeks capital appreciation.

Putnam VT Growth Opportunities Fund (Class IA Shares) The Fund seeks capital appreciation.

Putnam VT High Yield Fund (Class IA Shares) The Fund seeks high current income. Capital growth is a secondary goal when consistent with achieving high current income.

Putnam VT Income Fund (Class IB Shares) The Fund seeks high current income consistent with what Putnam Investment Management, LLC believes to be prudent risk.

Putnam VT International Growth Fund Class (IA Shares) The Fund seeks long-term capital appreciation.

Putnam VT International Value Fund (Class IA Shares) The Fund seeks capital growth. Current income is a secondary objective.

Putnam VT Multi-Cap Value Fund (Class IA Shares) The Fund seeks capital appreciation and, as a secondary objective, current income.

Putnam VT Research Fund (Class IA Shares) The Fund seeks capital appreciation.

Putnam VT Small Cap Value Fund (Class IA Shares) The Fund seeks capital appreciation.

Royce Capital Fund (advised by Royce & Associates, LP)

Royce Micro-Cap Portfolio (Service Class Shares) The Fund seeks long-term growth of capital. Effective May 1, 2017, the Division investing in this Fund is closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2017, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Royce Small-Cap Portfolio (Service Class Shares) The Fund seeks long-term growth of capital. Effective May 1, 2016, the Division investing in this Fund is closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2016, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

T. Rowe Price Equity Series, Inc. (advised by T. Rowe Price Associates, Inc.)

T. Rowe Price Blue Chip Growth Portfolio (Class II Shares) The Fund seeks to provide long-term capital growth. Income is a secondary objective.

VanEck VIP Trust (advised by Van Eck Associates Corporation)

VanEck VIP Global Hard Assets Fund (Initial Class Shares) The Fund seeks long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.

You should contact your representative for further information on the availability of the Divisions.

17

Each Fund is subject to certain investment restrictions and policies that may not be changed without the approval of a majority of the shareholders of the Fund. See the Fund prospectuses for further information.

We automatically reinvest all dividends and capital gain distributions from the Funds in shares of the distributing Fund at their net asset value. The income and realized and unrealized gains or losses on the assets of each Division are separate and are credited to, or charged against, the particular Division without regard to income, gains or losses from any other Division or from any other part of our business. We will use amounts you allocate to a Division to purchase shares in the corresponding Fund and will redeem shares in the Funds to meet Policy obligations or make adjustments in reserves. The Funds are required to redeem their shares at net asset value and to make payment within seven days.

The Funds may also be available to separate accounts offering variable annuity, variable life products and qualified plans of other affiliated and unaffiliated insurance companies, as well as our other separate accounts. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Series Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of Owners and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Owners, including withdrawal of the Series Account from participation in the Funds that are involved in the conflict or substitution of shares of other Funds.

Voting. We are the legal owner of all shares of the Funds held in the Divisions of the Series Account. In general, you do not have a direct right to vote the Fund shares held in the Divisions of the Series Account. However, under current law, you are entitled to give us instructions on how to vote the shares held in the Divisions. At regular and special shareholder meetings, we will vote the shares held in the Divisions in accordance with those instructions received from Owners who have an interest in the respective Divisions.

We will vote shares held in each Division for which no timely instructions from Owners are received, together with shares not attributable to a Policy, in the same proportion as those shares in that Division for which instructions are received.

The number of shares in each Division for which instructions may be given by an Owner is determined by dividing the portion of the Account Value derived from participation in that Division, if any, by the value of one share of the corresponding Fund. We will determine the number as of the record date chosen by the Fund. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the shareholders’ meeting.

We may, if required by state insurance regulators, disregard voting instructions if those instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Funds, or to approve or disapprove an investment management contract. In addition, we may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that we reasonably disapprove of those changes in accordance with applicable federal regulations. If we disregard voting instructions, we will advise you of that action and our reasons for it in our next communication to Owners.

This description reflects our current view of applicable federal securities law. Should the applicable federal securities laws change so as to permit us to vote shares held in the Series Account in our own right, we may elect to do so.

Fixed Account

The Fixed Account is part of our General Account. We have absolute ownership of the assets in the Fixed Account. Except as limited by law, we have sole control over the investment of the General Account assets. You do not share in the investment experience of the General Account, but are allowed to allocate and transfer Account Value into the Fixed Account. We assume the risk of investment gain or loss on this amount. All assets in the General Account are subject to our general liabilities from business operations. The Fixed Account does not participate in the investment performance of the Sub-Accounts. The Policy gives the Company the right to impose limits on the amount each Owner can invest in the Fixed Account and such limits are subject to change at the sole discretion of the Company.

The Fixed Account is not registered with the SEC under the Securities Act of 1933. Neither the Fixed Account nor the General Account have been registered as an investment company under the 1940 Act. As a result, neither the Fixed Account nor the General Account are generally subject to regulation under either Act. However, certain disclosures may be subject to generally applicable provisions of the federal securities laws regarding the accuracy of statements made in registration statements.

The Fixed Account offers a guarantee of principal, after deductions for fees and expenses. We also guarantee that amounts you allocated to the Fixed Account will earn interest at a rate of at least the minimum guaranteed interest rate indicated in your Policy. We

18

do not rely on predetermined formulas to set Fixed Account interest rates. We will review the interest rate at least once a year, but at the Company’s discretion we may reset the interest rate monthly.

The Fixed Account may not be available in all states.

Employer-Financed Insurance Purchase Arrangements--Tax and Other Legal Issues

In addition to corporations and other employers, the Policy is also available for purchase by individuals whose employers will pay some or all of the Premiums due under the Policy pursuant to an employer-financed insurance purchase arrangement. In such cases, references in this prospectus to the “Owner” of the Policy will refer to the individual and, depending on the context, references to the “payment of premiums” will refer to payments to Great-West under the Policy by the employer and/or by the employee.

Employers and employees contemplating the purchase of a Policy as a part of an employer-financed insurance purchase arrangement should consult qualified legal and tax counsel with regard to the issues presented by such a transaction. For this purpose, an employer-financed insurance purchase arrangement is a plan or arrangement which contemplates that an employer will pay one or more Premiums for the purchase of a Policy that will be owned, subject to certain restrictions, by an employee or by a person or entity designated by the employee.

The general considerations applicable to such a purchase include the following:

1.

Payments by the employer under an employer-financed insurance purchase arrangement will only be deductible for income tax purposes when the payments are taxable to the employee with respect to whom they are made.

2.

Imposition of certain types of restrictions, specifically a substantial risk of forfeiture, on the purchased Policy may defer both the deductibility of the payments to the employer and their taxability to the employee.

3.	The payment of some or all of the Premiums by the employer may create an ERISA welfare benefit plan which is subject to the reporting, disclosure, fiduciary and enforcement provisions of ERISA.

4.	The payment of some or all of the Premiums by the employer will not prevent the Owner from being treated as the owner of the Policy for federal income tax purposes.

5.	Under some circumstances, the failure of the employer to make one or more of the planned Premiums under the Policy may cause a lapse of the Policy.

6.

An employee considering whether to participate in an employer-financed insurance purchase arrangement should consider whether the financial and tax benefits of the ownership of the Policy outweigh the costs, such as sales loads and cost of insurance charges that will be incurred as a result of the purchase and ownership of the Policy.

7.

An employee considering whether to participate in an employer-financed insurance purchase arrangement should consider whether the designation of another person or entity as the owner of the Policy will have adverse consequences under applicable gift, estate, or inheritance tax laws.

8.

An employee considering whether to participate in an employer-financed insurance purchase arrangement should consider whether the financial performance of the Policy will support any planned withdrawals or borrowings under the Policy.

9.

In an employer-financed insurance purchase arrangement, the procedures described below in “Market Timing and Excessive Trading”, which are designed to prevent or minimize market timing and excessive trading by Owners may, in certain circumstances, require us to perform standardized trade monitoring; in other circumstances such monitoring will be performed by the Fund. Certain Funds require us to provide reports of the Owner’s trading activity, if prohibited trading, as defined by the Fund, is suspected. The determination of whether there is prohibited trading based on the Funds’ definition of prohibited trading may be made by us or by the Fund. The Fund determines the restrictions imposed, which could be one of the four restrictions described in this Prospectus or by restricting the Owner from making Transfers into the identified Fund for the period of time specified by the Fund.

Charges and Deductions

The Policy has insurance features and investment features, and there are costs related to each. This section describes the fees and

19

charges that we may make under the Policy to compensate for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges we deduct under this Policy may result in a profit to us.

Expense Charge Applied to Premium. We will deduct a maximum charge of 10% from each Premium payment, which is broken down as follows. A maximum of 6.5% will be deducted as sales load to compensate us in part for sales and promotional expenses in connection with selling the Policies, such as commissions, the cost of preparing sales literature, other promotional activities and other direct and indirect expenses. A maximum of 3.5% of Premium will be used to cover Premium taxes and certain federal income tax obligations resulting from the receipt of Premiums. All states and some cities and municipalities impose taxes on Premiums paid for life insurance, which generally range from 2% to 4% of Premium but may exceed 4% in some states. The amount of your state’s Premium tax may be higher or lower than the amount attributable to Premium taxes that we deduct from your Premium payments.

The current expense charge applied to Premium for sales load is 2.5% of Premium up to target and 1.0% of Premium in excess of target for Policy Years 1 through 10. Your target Premium will depend on the initial Total Face Amount of your Policy, your Issue Age, your sex (except in unisex states), and rating class (if any) which equals the maximum Premium payable under the seven-pay test such that the Policy remains compliant with 7702A of the Code. Thereafter, there is no charge for sales load. The current expense charge applied to Premium to cover our Premium taxes and the federal tax obligation described above is 3.5% in all Policy Years.

Where permitted by applicable state insurance law, if your Policy is surrendered for the Surrender Benefit (Account Value less any outstanding Policy loans and less accrued loan interest) within the first seven Policy Years, we will return a percentage of the expense charge. The return of expense charge will be a percentage of your Account Value on the date the Request for surrender was received by us at our Corporate Headquarters. This amount will be in addition to the Surrender Benefit.

The return of expense charge is based on the following:

Policy Year	Percentage of Account Value Returned
Year 1	7%
Year 2	6%
Year 3	5%
Year 4	4%
Year 5	3%
Year 6	2%
Year 7	1%
Year 8	0%

As described under the heading “Term Life Insurance Rider” below, we may offer a term life insurance rider that may have the effect of reducing the sales charge and the return of expense charge you pay on purchasing an equivalent amount of insurance. We offer this rider in circumstances that result in the savings of sales and distribution expenses and administrative costs. To qualify, a corporation, employer, or other purchaser must satisfy certain criteria such as, for example, the number of Policies it expects to purchase and the expected Total Face Amount under all such Policies. Generally, the sales contacts and effort and administrative costs per Policy depend on factors such as the number of Policies purchased by a single Owner, the purpose for which the Policies are purchased, and the characteristics of the proposed Insureds. The amount of reduction and the criteria for qualification are related to the sales effort and administrative costs resulting from sales to a qualifying Owner. Great-West from time to time may modify on a uniform basis both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Owners funded by the Series Account.

Mortality and Expense Risk Charge. This charge is for the mortality and expense risks we assume with respect to the Policy. It is based on an annual rate that we accrue against each Division of the Series Account on a daily basis and deduct on the first day of each Policy month by cancelling accumulation units on a pro-rata basis across all Sub-Accounts. We convert the mortality and expense risk charge into a daily rate by dividing the annual rate by 365. The mortality and expense risk charge will be determined by us from time to time based on our expectations of future interest, mortality experience, persistency, expenses and taxes, but will not exceed 0.90% annually. Currently, the charge is 0.28% for Policy Years 1 through 20 and 0.10% thereafter. On surrender and payment of the death benefit, we will deduct the pro-rata portion of the mortality and expense risk charge that has accrued.

Because the value of your Sub-Accounts can vary from month-to-month, the monthly deduction for the mortality and expense risk charge will also vary. If the amount the mortality and expense risk charge is insufficient to cover the costs resulting from the

20

mortality and expense risks that we assume, we will bear the loss. If the amount we charge is more than sufficient to cover such costs, we will make a profit on the charge. To the extent that we do make a profit from this charge, we may use this profit for any corporate purpose, including the payment of administrative, marketing, distribution, and other expenses in connection with the Policies.

The mortality risk we assume is that the group of lives insured under the Policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that the costs of issuing and administering Policies may be more than we estimated.

Monthly Deduction. We make a monthly deduction from your Account Value on the Policy Date and the first day of each Policy

Month. This monthly deduction will be charged proportionally to the amounts in the Divisions.

The monthly deduction equals the sum of 1, 2, 3, 4 and 5 where:

1.	is the cost of insurance charge (the monthly risk charge) equal to the current monthly risk rate (described below) multiplied by the net amount at risk divided by 1,000;
2.	is the service charge;
3.	is the monthly cost of any additional benefits provided by riders which are a part of your Policy;
4.	is any extra risk charge if the Insured is in a rated class as specified in your Policy; and
5.	is the accrued mortality and expense risk charge.

The net amount at risk equals:

•	the death benefit divided by 1.00327374; less

•	your Account Value on the first day of a Policy Month prior to assessing the monthly deduction.

If there are increases in the Total Face Amount other than increases caused by changes in the death benefit option, the monthly deduction described above is determined separately for the initial Total Face Amount and each increase in the Total Face Amount. In calculating the net amount at risk, your Account Value will first be allocated to the most recent increase in the death benefit and then to each increase in the Total Face Amount in the reverse order in which the increases were made.

Monthly Risk Rates. The monthly risk rate is used to determine the cost of insurance charge (monthly risk charge) for providing insurance coverage under the Policy. The monthly risk rate is applied to the amount at risk. The monthly risk rates (except for any such rate applicable to an increase in the Total Face Amount) are based on the length of time your Policy has been in force and the Insured’s sex (in the case of non-unisex Policies) and Issue Age. If the Insured is in a rated class as specified in your Policy, we will deduct an extra risk charge that reflects that class rating. The monthly risk rates applicable to each increase in the Total Face Amount are based on the length of time the increase has been in force and the Insured’s sex (in the case of non-unisex Policies), Issue Age, and class rating, if any. The monthly risk rates will be determined by us from time to time based on our expectations of future experience with respect to mortality, investment earnings, persistency, capital and reserve requirements, interest rates and expenses (including taxes), but will not exceed the guaranteed maximum monthly risk rates based on the 2001 Commissioner’s Standard Ordinary, Age Nearest Birthday, Male/Female, Smoker/Non-Smoker Ultimate Mortality Table (“2001 CSO”). Currently, the guaranteed minimum monthly risk charge is $0.02 per $1000 and the guaranteed maximum is $83.33 per $1000. If your Policy is issued in Montana, unisex rates are charged and these rates will never exceed the male Smoker Ultimate Mortality Table.

The guaranteed maximum monthly risk rates reflect any class rating applicable to the Policy. We have filed a detailed statement of our methods for computing Account Values with the insurance department in each jurisdiction where the Policy was delivered. These values are equal to or exceed the minimum required by law.

The monthly risk rate is greater on policies that require less underwriting to be performed regardless of the health of the individual. Monthly risk rate charges will be greatest on guaranteed issue policies, followed by simplified issue policies, then fully underwritten policies.

Service Charge. We will deduct a maximum of $10 from your Account Value on the first day of each Policy Month to cover our administrative costs, such as salaries, postage, telephone, office equipment and periodic reports. This charge may be increased or decreased by us from time to time based on our expectations of future expenses, but will never exceed $10-5 per Policy Month. The service charge will be deducted proportionally from the Divisions. The current service charge is $7.50 per Policy Month.

Transfer Fee. A maximum administrative charge of $10 per Transfer of Account Value from one Division to other Divisions will be deducted from your Account Value for all Transfers in excess of 12 made in the same Policy Year. The allocation of your Initial Premium from the Great-West Government Money Market Division to your selected Divisions will not count toward the 12 free Transfers. Similarly, Transfers made under dollar cost averaging and periodic rebalancing under the rebalancer option are not subject

21

to the fee and do not count as Transfers for this purpose (except a one-time rebalancing under the rebalancer option will count as one Transfer). All Transfers Requested on the same Business Day will be aggregated and counted as one Transfer. The current charge is $10 per Transfer.

Partial Withdrawal Fee. A maximum administrative fee of $25 will be deducted from your Account Value for all partial withdrawals after the first made in the same Policy Year. The partial withdrawal fee will be deducted proportionally from all Divisions.

Surrender Charges. Your Policy has no surrender charges.

Change of Death Benefit Option Fee. A maximum administrative fee of $100 will be deducted from your Account Value each time you change your death benefit option. The change of death benefit fee will be deducted proportionally from all Divisions.

Fund Expenses. You indirectly bear the charges and expenses of the Funds whose shares are held by the Divisions to which you allocate your Account Value. The Series Account purchases shares of the Funds at net asset value. Each Fund’s net asset value reflects investment advisory fees and administrative expenses already deducted from the Fund’s assets. For more information concerning the investment advisory fees and other charges against the Funds, see the Fund prospectuses and the statements of additional information for the Funds, which are available upon Request.

We may receive compensation from the investment advisers or administrators of the Funds. Such compensation will be consistent with the services we provide or the cost savings resulting from the arrangement and, therefore, may differ between Funds. See “Payments We Receive” above.

General Description of Policy

Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Policy is in force, there is no Policy Debt and current federal tax laws apply. The Policy described in this prospectus is offered to corporations and other employers to provide life insurance coverage in connection with, among other things, deferred compensation plans and employer-financed insurance purchase arrangements. We issue Policies on the lives of prospective Insureds who meet our underwriting standards.

Policy Rights

Owner. While the Insured is alive, unless you have assigned any of these rights, you may:

•	transfer ownership to a new Owner;
•	name a contingent owner who will automatically become the Owner of the Policy if you die before the Insured;
•	change or revoke a contingent owner;
•	change or revoke a Beneficiary (unless a previous Beneficiary designation was irrevocable);
•	exercise all other rights in the Policy;
•	increase or decrease the Total Face Amount, subject to the other provisions of the Policy; and
•	change the death benefit option, subject to the other provisions of the Policy.

When you transfer your rights to a new Owner, you automatically revoke any prior contingent owner designation. When you want to change or revoke a prior Beneficiary designation, you have to specify that action. You do not affect a prior Beneficiary when you merely transfer ownership, or change or revoke a contingent owner designation.

You do not need the consent of a Beneficiary or a contingent owner in order to exercise any of your rights. However, you must give us written notice satisfactory to us of the Requested action. Your Request will then, except as otherwise specified herein, be effective as of the date you signed the form, subject to any action taken before it was received by us.

Beneficiary. The Beneficiary has no rights in the Policy until the death of the Insured, except an irrevocable Beneficiary cannot be changed without the consent of that Beneficiary. If a Beneficiary is alive at that time, the Beneficiary will be entitled to payment of the Death Benefit Proceeds as they become due.

Policy Limitations

Allocation of Net Premiums. Except as otherwise described herein, your net Premium will be allocated in accordance with the allocation percentages you select. Percentages must total 100% and can be up to two decimal places.

22

We will credit Premium payments received prior to the end of the free look period as described in the “Free Look Period” section of this prospectus below.

You may change your allocation percentages at any time by Request.

Transfers Among Divisions. Subject to our rules as they may exist from time to time, you may at any time after the Free-Look Period Transfer to another Division all or a portion of the Account Value allocated to a Division. We will make Transfers pursuant to a Request.

Transfers may be Requested by indicating the Transfer of either a specified dollar amount or a specified percentage of the Division’s value from which the Transfer will be made.

Transfer privileges are subject to our consent. We reserve the right to impose limitations on Transfers, including, but not limited to: (1) the minimum amount that may be Transferred; and (2) the minimum amount that may remain in a Division following a Transfer from that Division. In addition, we do not intend to enforce the restriction on Transfers set forth in your Policy except in cases of identified market timing unless the Sub-Account has additional restrictions that are noted in the respective Fund’s prospectus. See “Market Timing & Excessive Trading” below.

A fee of $10 per Transfer will apply for all Transfers in excess of 12 made in a Policy Year. We may increase or decrease the Transfer charge; however, it is guaranteed to never exceed $10 per Transfer. All Transfers Requested on the same Business Day will count as only one Transfer toward the 12 free Transfers. The Transfer of your Initial Premium from the Great-West Government Money Market Division to your selected Divisions does not count toward the 12 free Transfers. Likewise, any Transfers under dollar cost averaging or periodic rebalancing of your Account Value under the rebalancer option do not count toward the 12 free Transfers (a one-time rebalancing, however, will be counted as one Transfer).

Fixed Account Transfers. Transfers into the Fixed Account are limited to once every 60 days. If the Company has imposed a limit on the amount that can be allocated to the Fixed Account, then your Transfer will be rejected if it would cause the value of the Fixed Account to exceed such limit. Transfers from the Fixed Account may only be made once per year. The maximum to be transferred out will be the greater of 25% of your balance in the Fixed Account or the amount of the transfer in the previous 365 day period.

Market Timing & Excessive Trading. The Policies are intended for long-term investment and not for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of Owners in the Funds. Market timing generally involves frequent or unusually large transfers that are intended to take advantage of short-term fluctuations in the value of a Fund’s portfolio securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large transfers may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of portfolio securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

We maintain procedures designed to discourage market timing and excessive trading by Owners. As part of those procedures, we will rely on the Funds to monitor for such activity. If a Fund believes such activity has occurred, we will scrutinize the Owner’s activity and request a determination from the Fund as to whether such activity constitutes market timing or excessive trading. If the Fund determines that the activity constitutes market timing or excessive trading, we will contact the Owner in writing to request that market timing and/or excessive trading stop immediately. We will then provide a subsequent report of the Owner’s trading activity to the Fund. If the Fund determines that the Owner has not ceased improper trading, and upon request of the Fund, we will inform the Owner in writing that a trading restriction is being implemented. The four possible trading restrictions are:

•

Restrict the Owner to inquiry-only access for the web and voice response unit so that the Owner will only be permitted to make Transfer Requests by written Request mailed to us through U.S. mail (“U.S. Mail Restriction”); the Owner will not be permitted to make Transfer Requests via overnight mail, fax, the web, or the call center. Once the U.S. Mail Restriction has been in place for 180 days, the restricted Owner may Request that we lift the U.S. Mail Restriction by signing, dating and returning a form to us whereby the Owner acknowledges the potentially harmful effects of market timing and/or excessive trading on Funds and other investors, represents that no further market timing or excessive trading will occur, and acknowledges that we may implement further restrictions, if necessary, to stop improper trading by the Owner;

•	Close the applicable Fund to all new monies, including contributions and Transfers in;
•	Restrict all Owners to one purchase in the applicable Fund per 90 day period; or
•	Remove the Fund as an investment option and convert all allocations in that Fund to a different investment option.

The discretionary nature of our procedures creates a risk that we may treat some Owners differently than others. Our market timing and excessive trading procedures are such that we do not impose trading restrictions unless or until a Fund first detects and notifies us of potential market timing or excessive trading activity. Accordingly, we cannot prevent all market timing or excessive trading

23

transfer activity before it occurs, as it may not be possible to identify it unless and until a trading pattern is established. To the extent the Funds do not detect and notify us of market timing and/or excessive trading or the trading restrictions we impose fail to curtail it, it is possible that a market timer or excessive trader may be able to make market timing and/or excessive trading transactions with the result that the management of the Funds may be disrupted and the Owners may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the affected Funds.

We endeavor to ensure that our procedures are uniformly and consistently applied to all Owners, and we do not exempt any Owners from these procedures. In addition, we do not enter into agreements with Owners whereby we permit market timing or excessive trading. Subject to applicable state law and the terms of each Policy, we reserve the right without prior notice to modify, restrict, suspend or eliminate the Transfer privileges (including telephone Transfers) at any time, to require that all Transfer Requests be made by you and not by your designee, and to require that each Transfer Request be made by a separate communication to us. We also reserve the right to require that each Transfer Request be submitted in writing and be signed by you.

The Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Funds should describe any such policies and procedures. The frequent trading policies and procedures of a Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage market timing and excessive trading. For example, a Fund may impose a redemption fee. Owners should also be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the respective Funds that would be affected by the Transfers.

We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on Owners engaging in market timing or excessive trading. In addition, our orders to purchase shares of the Funds are generally subject to acceptance by the Fund, and in some cases a Fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any Owner’s Transfer Request if our order to purchase shares of the Fund is not accepted by, or is reversed by, an applicable Fund.

You should note that other insurance companies and retirement plans may invest in the Funds and that those companies or plans may or may not have their own policies and procedures on frequent transfers. You should also know that the purchase and redemption orders received by the Funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. Omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The nature of such orders may limit the Funds’ ability to apply their respective frequent trading policies and procedures. As a result, there is a risk that the Funds may not be able to detect potential market timing and/or excessive trading activities in the omnibus orders they receive. We cannot guarantee that the Funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that invest in the Funds. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent transfer activity, it may affect the value of your investments in the Funds. In addition, if a Fund believes that an omnibus order we submit may reflect one or more Transfer Requests from an Owner engaged in frequent transfer activity, the Fund may reject the entire omnibus order and thereby interfere with our ability to satisfy your Request even if you have not made frequent Transfers. For Transfers into more than one investment option, we may reject or reverse the entire Transfer Request if any part of it is not accepted by or is reversed by a Fund.

Exchange of Policy. You may exchange your Policy for a new policy issued by Great-West that does not provide for variable benefits. The new policy will have the same Policy Date, Issue Age, and Insured as your Policy on the date of the exchange. The exchange must be made within 24 Policy Months after the Issue Date of your Policy and all Policy Debt must be repaid.

The cash value of your current Policy will be applied to the new policy as the Initial Premium.

Age Requirements. An Insured’s Issue Age must be between 20 and 85 for Policies issued on a fully underwritten basis and between

20 and 70 for Policies issued on a guaranteed underwriting or a simplified underwriting basis.

Policy or Registrant Changes

Addition, Deletion or Substitution of Investment Options. Great-West selects the investment options offered though the Contract based on several criteria, including but not limited to asset class coverage, brand recognition, the reputation and tenure of the adviser or sub-adviser, expenses, performance, marketing, availability, investment conditions, and the qualifications of each investment company. Another factor we consider is whether the investment option or an affiliate of the investment option will compensate Great- West for providing certain administrative, marketing, or support services that would otherwise be provided by the investment option, its investment adviser, or its distributor. For more information on such compensation, see “Charges and Deductions” in this

24

prospectus. When we develop and offer a variable annuity product in cooperation with a fund family or a distributor, Great-West will generally include investment options based on recommendations made by the fund family or the distributor, whose selection criteria may differ from our own. We have selected investment options of the Great-West Funds at least in part because they are managed by our directly owned subsidiary.

Great-West does not control the investment options and cannot guarantee that any of the investment options will always be available for allocation of Contributions or Transfers. We retain the right to make changes in the Series Account and in its investments, including the right to establish new sub-accounts or to eliminate existing sub-accounts. Great-West periodically reviews each investment option and reserves the right to discontinue the offering of any investment option if we determine the investment option no longer meets one or more of the criteria, or if the investment option has not attracted significant allocations. If an investment option is discontinued, we may substitute shares of another investment option or shares of another investment company for the discontinued investment option’s shares. Any share substitution will comply with the requirements of the 1940 Act. If you are contributing to a sub-account corresponding to an investment option that is being discontinued, you will be given notice prior to the investment option’s elimination. Before a sub-account is eliminated, we will notify you and request that you reallocate the amounts invested in the sub-account to be eliminated.

The Series Account. We reserve the right to operate the Series Account in any form permitted by law, to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws, to assess a charge for taxes attributable to the operation of the Series Account or for other taxes, as described in “Charges and Deductions” section of this prospectus, and to change the way in which we assess other charges, as long as the total other charges do not exceed the maximum guaranteed charges under the Policies.

Entire Contract. Your entire contract with us consists of the Policy, including the attached copy of your application and any attached copies of supplemental applications for increases in the Total Face Amount, any endorsements and any riders. Any illustrations prepared in connection with the Policy do not form a part of our contract with you and are intended solely to provide information about how values under the Policy, such as Cash Surrender Value, death benefit and Account Value, will change with the investment experience of the Divisions, and such information is based solely upon data available at the time such illustrations are prepared.

Alteration. Sales representatives do not have any authority to either alter or modify your Policy or to waive any of its provisions. The only persons with this authority are our president, secretary, or one of our vice presidents.

Modification. Upon notice to you, we may modify the Policy if such a modification –

•	is necessary to make the Policy or the Series Account comply with any law or regulation issued by a governmental agency to which we are, or the Series Account is, subject;
•	is necessary to assure continued qualification of the Policy under the Code or other federal or state laws as a life insurance policy;
•	is necessary to reflect a change in the operation of the Series Account or the Divisions; or
•	adds, deletes or otherwise changes Division options.

We also reserve the right to modify certain provisions of the Policy as stated in those provisions. In the event of any such modification, we may make appropriate amendment to the Policy to reflect such modification.

Assignments. During the lifetime of the Insured, you may assign all or some of your rights under the Policy. All assignments must be filed at our Corporate Headquarters and must be in written form satisfactory to us. The assignment will then be effective as of the date you signed the form, subject to any action taken before we received it. We are not responsible for the validity or legal effect of any assignment.

Notice and Elections. To be effective, all notices and elections under the Policy must be in writing, signed by you, and received by us at our Corporate Headquarters. Certain exceptions may apply. Unless otherwise provided in the Policy, all notices, Requests and elections will be effective when received at our Corporate Headquarters complete with all necessary information.

Account Value

Your Account Value is the sum of your interests in each Division you have chosen, plus your interests in the Fixed Account, plus the amount in your Loan Account. The Account Value varies depending upon the Premiums paid, expense charges applied to Premium, mortality and expense risk charge, service charges, monthly risk charges, partial withdrawals, fees, Policy loans and the net investment factor (described below) for the Divisions to which your Account Value is allocated and the interest credited to the Fixed Account.

25

We measure the amounts in the Divisions in terms of Units and Unit Values. On any given date, your interest in a Division is equal to the Unit Value multiplied by the number of Units credited to you in that Division. Amounts allocated to a Division will be used to purchase Units of that Division. Units are redeemed when you make partial withdrawals, undertake Policy loans or Transfer amounts from a Division, and for the payment of service charges, monthly mortality and expense charges, monthly risk charges and other fees. The number of Units of each Division purchased or redeemed is determined by dividing the dollar amount of the transaction by the Unit Value for the Division. The Unit Value for each Division was established at $10 for the first Valuation Date of the Division. The Unit Value for any subsequent Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the net investment factor (determined as provided below). The Unit Value of a Division for any Valuation Date is determined as of the close of the Valuation Period ending on that Valuation Date.

Transactions are processed on the date we receive a Premium at our Corporate Headquarters or upon approval of a Request. If your Premium or Request is received on a date that is not a Valuation Date, or after the close of the NYSE on a Valuation Date, the transaction will be processed on the next Valuation Date.

The Account Value on the Policy Date equals:

•	that portion of net Premium received and allocated to the Division, plus
•	that portion of net Premium received and allocated to the Fixed Account, less
•	the service charges due on the Policy Date, less
•	the monthly risk charge due on the Policy Date, less
•	the monthly mortality and expense risk charge due on the Policy Date, less
•	the monthly risk charge for any riders due on the Policy Date.

We apply your Initial Premium on the Policy Date, which will be the Issue Date (if we have already received your Initial Premium) or the Business Day we receive a Premium equal to, or in excess of, the Initial Premium after we have approved your application.

The Account Value attributable to each Division of the Series Account on the subsequent Valuation Dates is equal to:

•	the Account Value attributable to the Division on the preceding Valuation Date multiplied by that Division’s net investment factor, plus
•	that portion of net Premium received and allocated to the Division during the current Valuation Period, plus
•	that portion of the value of the Loan Account Transferred to the Division upon repayment of a Policy loan during the current Valuation Period, plus
•	any amounts Transferred by you to the Division from another Division during the current Valuation Period, less
•	any amounts Transferred by you from the Division to another Division during the current Valuation Period, less
•	that portion of any partial withdrawals deducted from the Division during the current Valuation Period, less
•	that portion of any Account Value Transferred from the Division to the Loan Account during the current Valuation Period, less
•	that portion of fees due in connection with a partial withdrawal charged to the Division, less
•	the pro-rata portion of the mortality and expense risk charge accrued and charged to the Division, less
•	if the first day of a Policy Month occurs during the current Valuation Period, that portion of the service charge for the Policy Month just beginning charged to the Division, less
•	if the first day of a Policy Month occurs during the current Valuation Period, that portion of the monthly risk charge for the Policy Month just beginning charged to the Division, less
•	if the first day of a Policy Month occurs during the current Valuation Period, that portion of the mortality and expense risk charge for the Policy Month just ending charged to the Division, less
•

if the first day of a Policy Month occurs during the current Valuation Period, that Division’s portion of the cost for any riders and any extra risk charge if the Insured is in a rated class as specified in your Policy, for the Policy Month just beginning.

Net Investment Factor. The net investment factor for each Division for any Valuation Period is determined by dividing (1) by (2) where:

1.	is the net result of:

•	the net asset value of a Fund share held in the Division determined as of the end of the current Valuation Period, plus

•	the per share amount of any dividend or other distribution declared on Fund shares held in the Division if the “ex- dividend” date occurs during the current Valuation Period, plus or minus

26

•

a per share credit or charge with respect to any taxes incurred by or reserved for, or paid by us if not previously reserved for, during the current Valuation Period which are determined by us to be attributable to the operation of the Division; and

2.	is the net result of:

•	the net asset value of a Fund share held in the Division determined as of the end of the preceding Valuation Period, plus or minus
•

a per share credit or charge with respect to any taxes incurred by or reserved for, or paid by us if not previously reserved for, during the preceding Valuation Period which are determined by us to be attributable to the operation of the Division.

The net investment factor may be greater or less than or equal to one. Therefore, the Unit Value may increase, decrease or remain unchanged.

The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of each Fund. These fees and expenses are not fixed or specified under the terms of the Policy, may differ between Funds, and may vary from year to year. Fund fees and expenses are described in each Fund prospectus.

The Fixed Account Value is:

•	Premiums, less Expense Charges, allocated to the Fixed Account; plus
•	Sub-Account Value transferred to the Fixed Account; plus
•	Interest credited to the Fixed Account; minus
•	Partial withdrawals from the Fixed Account including any applicable partial withdrawal charges; minus
•	The portion of any accrued policy fees and charges allocated to the Fixed Account; minus
•	Loans from the Fixed Account; minus
•	Transfers from the Fixed Account, including any applicable transfer charges.

During any Policy Month the Fixed Account Value will be calculated on a consistent basis. For purposes of crediting interest, Policy value deducted, transferred or withdrawn from the Fixed Account is accounted for on a first in first out basis.

The mortality and expense risk charge for the Valuation Period is the annual mortality and expense risk charge divided by 365 multiplied by the number of days in the Valuation Period.

Splitting Units. We reserve the right to split or combine the value of Units. In effecting any such change, strict equity will be preserved and no such change will have a material effect on the benefits or other provisions of your Policy.

Other Provisions and Benefits

Misstatement of Age or Sex (Non-Unisex Policy). If the age or (in the case of a non-unisex Policy) sex of the Insured is stated incorrectly in your Policy application or rider application, we will adjust the amount payable appropriately as described in the Policy.

If we determine that the Insured was not eligible for coverage under the Policy after we discover a misstatement of the Insured’s age, our liability will be limited to a return of Premiums paid, less any partial withdrawals, any Policy Debt, and the cost for riders.

Suicide. If the Insured, whether sane or insane, commits suicide within two years after your Policy’s Issue Date (one year if your Policy is issued in North Dakota) or two years within the date of reinstatement (one year if your Policy is issued in North Dakota), we will not pay any part of the Death Benefit Proceeds. We will pay the Beneficiary the Premiums paid, less the amount of any Policy Debt, any partial withdrawals and the cost for riders.

If the Insured, whether sane or insane, commits suicide within two years after the effective date of an increase in the Total Face Amount (one year if your Policy is issued in North Dakota), then our liability as to that increase will be the cost of insurance for that increase and that portion of the Account Value attributable to that increase. The Total Face Amount of the Policy will be reduced to the Total Face Amount that was in effect prior to the increase.

Incontestability. All statements made in the application or in a supplemental application are representations and not warranties. We relied and will continue to rely on those statements when approving the issuance, increase in face amount, increase in death benefit over Premium paid, or change in death benefit option of the Policy. In the absence of fraud, we can use no statement in defense of a claim or to cancel the Policy for misrepresentation unless the statement was made in the application or in a supplemental application.

27

In the absence of fraud, after the Policy has been in force during the lifetime of the Insured for a period of two years from its Issue Date, we cannot contest it except for non-payment of Premiums. However, any increase in the Total Face Amount which is effective after the Issue Date will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the effective date of coverage of such increase.

Paid-Up Life Insurance. When the Insured reaches Attained Age 121 (if your Policy is in force at that time), the entire Account Value of your Policy (less outstanding Policy Debt) will be applied as a single Premium to purchase “paid-up” insurance which means all premiums have been paid and there are no additional premiums due. Outstanding Policy Debt will be repaid at this time. This repayment may be treated as a taxable distribution to you if your Policy is not a MEC. The net single Premium for this insurance will be based on the 2001 Commissioner’s Standard Ordinary, Sex Distinct, Non-Smoker Mortality Table and 4% interest. The cash value of your paid-up insurance, which initially is equal to the net single Premium, will remain in the Divisions of the Series Account in accordance with your then current allocation. While the paid-up life insurance is in effect your assets will remain in the Series Account. You may change your Division allocation instructions and you may Transfer your cash value among the Divisions. All charges under your Policy, to the extent applicable, will continue to be assessed, except we will no longer make a deduction each Policy Month for the monthly risk charge. Your death benefit will be fixed by the Code for Insured age 99. As your cash value changes based on the investment experience of the Divisions, the death benefit will increase or decrease accordingly. You may surrender the paid-up insurance Policy at any time and, if surrendered within 30 days of a Policy Anniversary, its cash value will not be less than it was on that Policy Anniversary. Please see “Federal Income Tax Considerations — Treatment When Insured Reaches Attained Age 121” below.

Supplemental Benefits. The following supplemental benefit riders are available, subject to certain limitations. An additional monthly risk charge will be assessed for each rider that is in force as part of the monthly deduction from your Account Value. If a supplemental benefit rider is terminated, the monthly risk charge for such rider will end immediately. See fee tables above.

Term Life Insurance Rider. This rider provides term life insurance on the Insured. Coverage is renewable annually until the Insured’s Attained Age 121. The amount of coverage provided under this rider varies from month to month as described below. We will pay the rider’s death benefit to the Beneficiary when we receive Due Proof of death of the Insured while this rider is in force.

This rider provides the same three death benefit options as your Policy. The option you choose under the rider must at all times be the same as the option you have chosen for your Policy. The rider’s death benefit will be determined at the beginning of each Policy Month in accordance with one of those options. For each of the options, any outstanding Policy Debt will reduce your death benefit.

If you purchase this rider, the Total Face Amount shown on your Policy’s specifications page will be equal to the minimum amount of coverage provided by this rider plus the base face amount (which is the minimum death benefit under your Policy without the rider’s death benefit). The minimum allocation of Total Face Amount between your Policy and the rider is 10% and 90% at inception, respectively. The total Death Benefit Payable under the rider and the Policy will be determined as described in “Death Benefit” below, using the Total Face Amount shown on your Policy’s specifications page.

Coverage under this rider will take effect on the latter of:

•	the Policy Date of the Policy to which this rider is attached; or
•	the date this rider is delivered and the first rider premium is paid to the Company

The monthly risk rate for this rider will be the same as that used for the Policy and the monthly risk charge for the rider will be determined by multiplying the monthly risk rate by the rider’s death benefit. This charge will be calculated on the first day of each Policy Month and added to the Policy’s monthly risk charge.

If you purchase this rider, the sales load and return of expense charge will be proportionately lower as a result of a reduction in commission payments. Commissions payable to sales representatives for the sale of the Policy are calculated based on the total Premium payments. As a result, this rider generally is not offered in connection with any Policy with annual Premium payments of less than $100,000, except for policies issued on a guaranteed issue basis. In our discretion, we may decline to offer this rider or refuse to consent to a proposed allocation of coverage between a Policy and term rider.

If this rider is offered, the commissions will vary depending on the allocation of your coverage between the Policy and the term rider. The same initial Death Benefit will result in the highest commission when there is no term rider, with the commission declining as the portion of the Death Benefit coverage allocated to the term rider increases. Thus, the lowest commission amount is payable, and the lowest amount of sales load deducted from your Premiums will occur, when the maximum term rider is purchased.

You may terminate this rider by Request. This rider also will terminate on the earliest of the following dates:

28

•	the date the Policy is surrendered or terminated;
•	the expiration of the grace period of the Policy; or
•	the death of the Insured.

Change of Insured Rider (Not available to individual Owners). This rider permits you to change the Insured under your Policy or any Insured that has been named by virtue of this rider. Before we change the Insured you must provide us with (1) a Request for the change signed by you and approved by us; (2) Evidence of Insurability for the new Insured; (3) evidence that there is an insurable interest between you and the new Insured; (4) evidence that the new Insured’s age, at the nearest birthday, is under 70 years; and (5) evidence that the new Insured was born prior to the Policy Date. We may charge a fee for administrative expenses when you change the Insured. The minimum charge is $100 per change and the maximum charge is $400 per change. When a change of Insured takes effect, Premiums will be based on the new Insured’s age, sex, mortality class and the Premium rate in effect on the Policy Date.

Report to Owner. We will maintain all records relating to the Series Account and the Divisions and the Fixed Account. We will send you a report at least once each Policy Year within 30 days after a Policy Anniversary. The report will show current Account Value, current allocation in each Division, death benefit, Premiums paid, investment experience since your last report, deductions made since the last report, and any further information that may be required by laws of the state in which your Policy was issued. It will also show the balance of any outstanding Policy loans and accrued interest on such loans. There is no charge for this report.

In addition, we will send you the financial statements of the Funds and other reports as specified in the 1940 Act. We also will mail you confirmation notices or other appropriate notices of Policy transactions quarterly or more frequently within the time periods specified by law. Please give us prompt written notice of any address change. Please read your statements and confirmations carefully and verify their accuracy and contact us promptly with any questions.

Dollar Cost Averaging. By Request, you may elect dollar cost averaging in order to purchase Units of the Divisions over a period of time. There is no charge for this service.

Dollar cost averaging permits you to automatically Transfer a predetermined dollar amount, subject to our minimum, at regular intervals from any one or more designated Divisions to one or more of the remaining, then available Divisions. The Unit Value will be determined on the dates of the Transfers. You must specify the percentage to be Transferred into each designated Division. Transfers may be set up on any one of the following frequency periods: monthly, quarterly, semiannually, or annually. The Transfer will be initiated one frequency period following the date of your Request. We will provide a list of Divisions eligible for dollar cost averaging that may be modified from time to time. Amounts Transferred through dollar cost averaging are not counted against the 12 free Transfers allowed in a Policy Year. You may not participate in dollar cost averaging and the rebalancer option (described below) at the same time. Participation in dollar cost averaging does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market. We reserve the right to modify, suspend, or terminate dollar cost averaging at any time.

Rebalancer Option. By Request, you may elect the rebalancer option in order to automatically Transfer Account Value among the Divisions on a periodic basis. There is no charge for this service. This type of transfer program automatically reallocates your Account Value so as to maintain a particular percentage allocation among Divisions chosen by you. The amount allocated to each Division will grow or decline at different rates depending on the investment experience of the Divisions. Rebalancing does not change your Premium allocation unless that option is checked on the rebalancer Request. Your Premium allocation can also be changed by written Request at the address on the first page of this prospectus.

You may Request that rebalancing occur one time only, in which case the Transfer will take place on the date of the Request. This Transfer will count as one Transfer towards the 12 free Transfers allowed in a Policy Year.

You may also choose to rebalance your Account Value on a quarterly, semiannual, or annual basis, in which case the first Transfer will be initiated one frequency period following the date of your Request. On that date, your Account Value will be automatically reallocated to the selected Divisions. Thereafter, your Account Value will be rebalanced once each frequency period. In order to participate in the rebalancer option, your entire Account Value must be included. Transfers made with these frequencies will not count against the 12 free Transfers allowed in a Policy Year.

You must specify the percentage of Account Value to be allocated to each Division and the frequency of rebalancing. You may terminate the rebalancer option at any time by Request.

You may not participate in the rebalancer option and dollar cost averaging at the same time. Participation in the rebalancer option does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market. The Company reserves the right to modify, suspend, or terminate the rebalancer option at any time.

29

Non-Participating. The Policy does not pay dividends.

Premiums

Policy Application, Issuance and Initial Premium. To purchase a Policy, you must submit an application to our Corporate Headquarters. We will then follow our underwriting procedures designed to determine the insurability of the applicant. We may require full underwriting, which includes a medical examination and further information, before your application may be approved. We also may offer the Policy on a simplified underwriting or guaranteed issue basis. Applicants must be acceptable risks based on our applicable underwriting limits and standards. We will not issue a Policy until the underwriting process has been completed to our satisfaction. We reserve the right to reject an application for any lawful reason or to “rate” an Insured as a substandard risk, which will result in increased monthly risk rates. The monthly risk rate also may vary depending on the type of underwriting we use.

You must specify certain information in the application, including the Total Face Amount, the death benefit option and supplemental benefits, if any. The Total Face Amount generally may not be decreased below $100,000.

Upon approval of the application, we will issue to you a Policy on the life of the Insured. A specified Initial Premium must be paid before we issue the Policy. The effective date of coverage for your Policy (which we call the “Policy Date”) will be the date we receive a Premium equal to or in excess of the specified Initial Premium after we have approved your application. If your Premium payment is received on the 29th, 30th or 31st of a month, the Policy will be dated the 28th of that month.

We generally do not accept Premium payments before approval of an application; however, at our discretion, we may elect to do so. While your application is in underwriting, if we accept your Premium payment before approval of your application, we will provide you with temporary insurance coverage in accordance with the terms of our temporary insurance agreement. In our discretion, we may limit the amount of Premium we accept and the amount of temporary coverage we provide. If we approve your application, we will allocate your Premium payment to the Series Account or Fixed Account on the Policy Date, as described below. Otherwise, we will promptly return your payment to you. We will not credit interest to your Premium payment for the period while your application is in underwriting.

We reserve the right to change the terms or conditions of your Policy to comply with differences in applicable state law. Variations from the information appearing in this prospectus due to individual state requirements are described in supplements that are attached to this prospectus or in endorsements to the Policy, as appropriate.

Free Look Period. During the free look period (ten days or the period required by your state), you may cancel your Policy. If you purchased your Policy as a replacement of an existing policy, the free look period is extended to 30 days from the date you received it. If you decide to cancel your Policy within the free look period, you must return the Policy to our Corporate Headquarters or an agent of Great-West. Policies returned during the free look period will be void from the start.

In states that require us to return Account Value if you cancel your Policy, net Premium will be allocated to the Divisions you select on your application. In those states, we will refund your Policy Value (less surrenders, withdrawals and distributions) as of the date we received your cancellation request. This amount may be higher or lower than your Premium payments depending on the investment performance, which means you bear the investment risk until we receive your Policy and notice of cancellation.

In states that require us to return Premium if you cancel your Policy, net Premium will first be allocated to the Great-West Government Money Market Division and remain there until the next Valuation Date following the end of the free look period. In those states, we will return the greater of Account Value (less any surrenders, withdrawals and distributions already received) or the amount of Premium received as of the date we received your cancellation request.

At the end of the free look period, the Sub-Account value held in the Great-West Government Money Market Division will be allocated to the Division(s) you selected. If your Premium payments are received after 4:00 PM EST/EDT, such payments will be credited on the next Valuation Date. Regardless of when the payment is credited, you will receive the values from the date we received your payment.

During the free look period, you may change your Division allocations and your allocation percentages, however, depending on whether your state permits the immediate investment of your Premium, changes made during the free look period may not take effect until after the free look period has expired.

In your Policy, the free look period is also referred to as the right to examine.

30

Premium. All Premium payments must be made payable to “Great-West Life & Annuity Insurance Company” and mailed to our Corporate Headquarters. The Initial Premium will be due and payable on or before your Policy’s Issue Date. The minimum Initial Premium will vary based on various factors, including the age of the Insured and the death benefits option you select, but may not be less than $100. You may pay additional Premium payments to us in the amounts and at the times you choose, subject to the limitations described below. To find out whether your Premium payment has been received, contact us at the address or telephone number shown on the first page of this prospectus.

We reserve the right to limit the number of Premium payments we accept on an annual basis. No Premium payment may be less than $100 per Policy without our consent, although we will accept a smaller Premium payment if necessary to keep your Policy in force. We reserve the right to restrict or refuse any Premium payments that exceed the Initial Premium amount shown on your Policy. We also reserve the right not to accept a Premium payment that causes the death benefit to increase by an amount that exceeds the Premium received. Evidence of insurability satisfactory to us may be required before we accept any such Premium.

We will not accept Premium payments that would, in our opinion, cause your Policy to fail to qualify as life insurance under applicable federal tax law. If a Premium payment is made in excess of these limits, we will accept only that portion of the Premium within those limits, and will refund the remainder to you.

Net Premiums. The net Premium is the amount you pay as the Premium less any expense charges applied to Premiums. See “Charges and Deductions - - Expense Charge Applied to Premium,” above.

Planned Periodic Premiums. While you are not required to make additional Premium payments according to a fixed schedule, you may select a planned periodic Premium schedule and corresponding billing period, subject to our limits. We will send you reminder notices for the planned periodic Premium, unless you Request to have reminder notices suspended. You are not required, however, to pay the planned periodic Premium; you may increase or decrease the planned periodic Premium subject to our limits, and you may skip a planned payment or make unscheduled payments. Depending on the investment performance of the Divisions you select, the planned periodic Premium may not be sufficient to keep your Policy in force, and you may need to change your planned payment schedule or make additional payments in order to prevent termination of your Policy.

Death Benefits

Death Benefit. If your Policy is in force at the time of the Insured’s death, we will pay the Beneficiary an amount based on the death benefit option you select once we have received Due Proof of the Insured’s death. The amount payable will be:

•	the amount of the selected death benefit option, less
•	the value of any Policy Debt on the date of the Insured’s death, less
•	any accrued and unpaid Policy charges.

The Death Benefit payable on the Insured’s death will be paid in a lump sum unless the Owner elects to receive all or a portion of the Death Benefit Proceeds under a settlement option that the Company is then offering.

The Company will pay interest on the Death Benefit Proceeds from the date of death. The Company will pay interest on the Death Benefit Proceeds at a rate established by the Company for funds left on deposit. Additional interest shall accrue at a rate of 10% annually beginning with the date that is 31 calendar days from the latest of (i), (ii), and (iii) to the date the claim is paid, where:

(i)	The date that due proof of death is received by the Company;
(ii)	The date the Company receives sufficient information to determine our liability, the extent of the liability, and the appropriate payee legally entitled to the Proceeds; and
(iii)

The date that legal impediments to the payment of Death Benefit Proceeds that depend on the action of parties other than the Company are resolved and sufficient evidence of the same is provided to the Company.

Legal impediments to payment include, but are not limited to (a) the establishment of guardianships and conservatorships; (b) the appointment and qualification of trustees, executors and administrators; and (c) the submission of information required to satisfy state and federal reporting requirements.

In order to meet the definition of life insurance under the Code, section 7702 of the Code defines alternative testing procedures for the minimum death benefit under a Policy. See “Federal Income Tax Considerations - Tax Status of the Policy,” below. Your Policy must qualify under the cash value accumulation test (“CVAT”).

31

Under the CVAT testing procedures, there is a minimum death benefit required at all times equal to your Account Value multiplied by a pre-determined factor. The factors used to determine the minimum death benefit vary by age. The factors (expressed as percentages) used for the CVAT are set forth in your Policy.

The Policy has two death benefit options.

Option 1. The “Level Death” Option. Under this option, the death benefit is –

•	the Policy’s Total Face Amount on the date of the Insured’s death less any partial withdrawals; or, if greater,
•	the Account Value on the date of death multiplied by the applicable factor shown in the table set forth in your Policy.

This death benefit option should be selected if you want to minimize your cost of insurance (monthly risk charge).

Option 2. The “Coverage Plus” Option. Under this option, the death benefit is –

•	the sum of the Total Face Amount and Account Value of the Policy on the date of the Insured’s death less any partial withdrawals; or, if greater,
•	the Account Value on the date of death multiplied by the applicable factor shown in the table set forth in your Policy.

This death benefit option should be selected if you want to maximize your death benefit.

Your Account Value and death benefit fluctuate based on the performance of the investment options you select and the expenses and deductions charged to your account. See the “Account Value” and “Charges and Deductions” sections of this prospectus.

There is no minimum death benefit guarantee associated with this Policy.

Changes in Death Benefit Option. After the first Policy Year, but not more than once each Policy Year, you may change the death benefit option by Request. Any change will be effective on the first day of the Policy Month following the date we approve your Request. A maximum administrative fee of $100 will be deducted from your Account Value each time you change your death benefit option.

A change in the death benefit option will not change the amount payable upon the death of the Insured on the date of change. Any change is subject to the following conditions:

•

If the change is from option 1 to option 2, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount less the Account Value. Evidence of insurability may be required.

•	If the change is from option 2 to option 1, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount plus the Account Value.

Changes in Total Face Amount. You may increase or decrease the Total Face Amount of your Policy at any time within certain limits.

Minimum Changes. Each increase or decrease in the Total Face Amount must be at least $25,000. We reserve the right to change the minimum amount by which you may change the Total Face Amount.

Increases in Total Face Amount. To Request an increase in Total Face Amount, you must provide satisfactory evidence of the Insured’s insurability. Once approved by us, an increase will become effective on the Policy Anniversary following our approval of your Request, subject to the deduction of the first Policy Month’s monthly risk charge, service charge, any extra risk charge if the Insured is in a rated class and the cost of any riders.

Each increase to the Total Face Amount is considered to be a new segment to the Policy. When an increase is approved, Premium is allocated against the original Policy segment up to the seven-pay Premium limit established on the Issue Date. Any excess Premium is then allocated toward the new segment. Each segment will have a separate target Premium associated with it. The expense charge applied to Premium is higher up to target and lower for Premium in excess of the target as described in detail in the “Charges and Deductions” section of this prospectus. The expense charge formula will apply to each segment based on the target Premium for that segment. In addition, each segment will have a new incontestability period and suicide exclusion period as described in the “Other Provisions and Benefits” section of this prospectus.

Decreases in Total Face Amount. A decrease in Total Face Amount will become effective at the beginning of the next Policy Month

32

following our approval of your Request. The Total Face Amount after the decrease must be at least $100,000.

For purposes of the incontestability provision of your Policy, any decrease in Total Face Amount will be applied in the following order:

•	first, to the most recent increase;
•	second, to the next most recent increases, in reverse chronological order; and
•	finally, to the initial Total Face Amount.

Surrenders and Withdrawals

Surrenders. You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living. If you do, the insurance coverage and all other benefits under the Policy will terminate. To surrender your Policy, contact us at the address or telephone number shown on the first page of this prospectus. We will send you the paperwork necessary for you to Request the surrender of your Policy. The proceeds of a surrender will be payable within seven days of our receipt of the completed Request.

We will determine your Cash Surrender Value (minus any charges not previously deducted) as of the end of the first Valuation Date after we receive your Request for surrender.

If you withdraw part of the Cash Surrender Value, your Policy’s death benefit will be reduced and you may incur taxes and tax penalties.

You may borrow from us using your Account Value as collateral.

A surrender may have tax consequences, including tax penalties. See “Federal Income Tax Considerations – Tax Treatment of Policy

Benefits,” below.

Partial Withdrawal. You may Request a partial withdrawal of Account Value at any time while the Policy is in force. The amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Account Value less the value of the Loan Account. A partial withdrawal fee will be deducted from your Account Value for all partial withdrawals after the first made during the same Policy Year. This administrative fee is guaranteed to be no greater than $25. To Request a partial withdrawal, contact us at the address or telephone number shown on the first page of this prospectus. We will send you the paperwork necessary for you to request a withdrawal from your Policy. The proceeds of any such partial withdrawal will be payable within seven days of our receipt of the completed Request.

The Death Benefit Proceeds will be reduced by the amount of any partial withdrawals.

Your Account Value will be reduced by the amount of a partial withdrawal. The amount of a partial withdrawal will be withdrawn from the Divisions and the Fixed Account in proportion to the amounts in the Divisions and the Fixed Account bearing on your Account Value. You cannot repay amounts taken as a partial withdrawal. Any subsequent payments received by us will be treated as additional Premium payments and will be subject to our limitations on Premiums.

A partial withdrawal may have tax consequences. See “Federal Income Tax Considerations - - Tax Treatment of Policy Benefits,” below.

Loans

Policy Loans. You may Request a Policy loan of up to 90% of your Account Value, decreased by the amount of any outstanding Policy Debt on the date the Policy loan is made less any accrued loan interest and less the current monthly deductions remaining for the balance of the Policy Year. When a Policy loan is made, a portion of your Account Value equal to the amount of the Policy loan will be allocated to the Loan Account as collateral for the loan. This amount will not be affected by the investment experience of the Series Account while the loan is outstanding and will be subtracted from the Divisions in proportion to the amounts in the Divisions bearing on your Account Value. The minimum Policy loan amount is $500.

The interest rate on the Policy loan will be determined annually, using a simple interest formula, at the beginning of each Policy Year. Specific loan interest rate information can be obtained by calling 1-888-353-2654. That interest rate will be guaranteed for that Policy Year and will apply to all Policy loans outstanding during that Policy Year. Interest is due and payable on each Policy Anniversary. Interest not paid when due will be added to the principal amount of the loan and will bear interest at the loan interest rate.

33

Presently, the maximum interest rate for Policy loans is the Moody’s Corporate Bond Yield Average - Monthly Average Corporates, which is published by Moody’s Investor Service, Inc. If the Moody’s Corporate Bond Yield Average ceases to be published, the maximum interest rate for Policy loans will be derived from a substantially similar average adopted by your state’s Insurance Commissioner.

We must reduce our Policy loan interest rate if the maximum loan interest rate is lower than the loan interest rate for the previous Policy Year by one-half of one percent or more.

We may increase the Policy loan interest rate but such increase must be at least one-half of one percent. No increase may be made if the Policy loan interest rate would exceed the maximum loan interest rate. We will send you advance notice of any increase in the Policy loan rate.

Interest will be credited to amounts held in the Loan Account using a compound interest formula. The rate will be no less than the Policy loan interest rate then in effect less a maximum of 0.9%.

All payments we receive from you will be treated as Premium payments unless we have received notice, in form satisfactory to us, that the funds are for loan repayment. If you have a Policy loan, it is generally advantageous to repay the loan rather than make a Premium payment because Premium payments incur expense charges whereas loan repayments do not. Loan repayments will first reduce the outstanding balance of the Policy loan and then accrued but unpaid interest on such loans. We will accept repayment of any Policy loan at any time while the Policy is in force. Amounts paid to repay a Policy loan will be allocated to the Divisions in accordance with your allocation instructions then in effect at the time of repayment. Any amount in the Loan Account used to secure the repaid loan will be allocated back to the Sub-Accounts.

A Policy loan, whether or not repaid, will affect the Death Benefit Proceeds, payable upon the Insured’s death, and the Account Value because the investment results of the Divisions do not apply to amounts held in the Loan Account. The longer a loan is outstanding, the greater the effect is likely to be, depending on the investment results of the Divisions while the loan is outstanding. The effect could be favorable or unfavorable.

Lapse and Reinstatement

Lapse and Continuation of Coverage. If you cease making Premium payments, coverage under your Policy and any riders to the Policy will continue until your Account Value, less any Policy Debt, is insufficient to cover the monthly deduction. When that occurs, the grace period will go into effect.

Grace Period. If the first day of a Policy Month occurs during the Valuation Period and your Account Value, less any Policy Debt, is not sufficient to cover the monthly deduction for that Policy Month, then your Policy will enter the grace period described below. If you do not pay sufficient additional Premiums during the grace period, your Policy will terminate without value.

The grace period will allow 61 days for the payment of Premium sufficient to keep the Policy in force. Any such Premium must be in an amount sufficient to cover deductions for the monthly risk charge, the service charge, the cost for any riders and any extra risk charge if the Insured is in a rated class for the next two Policy Months. Notice of Premium due will be mailed to your last known address or the last known address of any assignee of record at least 31 days before the date coverage under your Policy will cease. If the Premium due is not paid within the grace period, then the Policy and all rights to benefits will terminate without value at the end of the 61-day period. The Policy will continue to remain in force during this grace period. If the Death Benefit Proceeds become payable by us during the grace period, then any due and unpaid Policy charges will be deducted from the amount payable by us.

Termination of Policy. Your Policy will terminate on the earliest of the date we receive your Request to surrender, the expiration date of the grace period due to insufficient value or the date of death of the Insured. Upon lapse or termination, the Policy no longer provides insurance benefits.

Reinstatement. Before the Insured’s death, we will reinstate your Policy, provided that the Policy has not been surrendered, and provided further that:

•	you make your reinstatement Request within three years from the date of termination;
•	you submit satisfactory Evidence of Insurability to us;
•	you pay an amount equal to the Policy charges which were due and unpaid at the end of the grace period;
•	you pay a Premium equal to four times the monthly deduction applicable on the date of reinstatement; and
•	you repay or reinstate any Policy loan that was outstanding on the date coverage ceased, including interest at 6.00% per

34

year compounded annually from the date coverage ceased to the date of reinstatement of your Policy.

A reinstated Policy’s Total Face Amount may not exceed the Total Face Amount at the time of termination. Your Account Value on the reinstatement date will reflect:

•	the Account Value at the time of termination; plus
•	net Premiums attributable to Premiums paid to reinstate the Policy; less
•	the monthly expense charge; less
•	the monthly cost of insurance charge applicable on the date of reinstatement; less
•	The expense charge applied to Premium.

The effective date of reinstatement will be the date the application for reinstatement is approved by us.

Deferral of Payment. We will usually pay any amount due from the Series Account within seven days after the Valuation Date following your Request giving rise to such payment or, in the case of death of the Insured, Due Proof of such death. Payment of any amount payable from the Series Account on death, surrender, partial withdrawal, or Policy loan may be postponed whenever:

•	the NYSE is closed other than customary weekend and holiday closing, or trading on the NYSE is otherwise restricted;
•	the SEC, by order, permits postponement for the protection of Owners; or
•

an emergency exists as determined by the SEC, as a result of which disposal of securities is not reasonably practicable, or it is not reasonably practicable to determine the value of the assets of the Series Account.

Federal Income Tax Considerations

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. You should consult counsel or other competent tax advisers for more complete information. This discussion is based upon our understanding of the Internal Revenue Service’s (the “IRS”) current interpretation of current federal income tax laws. We make no representation as to the likelihood of continuation of the current federal income tax laws or of the current interpretations by the IRS. We do not make any guarantee regarding the tax status of any Policy or any transaction regarding the Policy.

The Policy may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the use of the Policy in any such arrangement is contemplated, you should consult a qualified tax adviser for advice on the tax attributes and consequences of the particular arrangement.

Tax Status of the Policy

A Policy has certain tax advantages when treated as a life insurance contract within the meaning of section 7702 of the Code. We believe that the Policy meets the section 7702 definition of a life insurance contract and will take whatever steps are appropriate and reasonable to attempt to cause the Policy to comply with section 7702. We reserve the right to amend the Policy to comply with any future changes in the Code, any regulations or rulings under the Code and any other requirements imposed by the IRS.

Diversification of Investments. Section 817(h) of the Code requires that the investments of each Division of the Series Account be “adequately diversified” in accordance with certain Treasury Department regulations. Disqualification of the Policy as a life insurance contract for failure to comply with the diversification requirements would result in the imposition on you of federal income tax at ordinary income tax rates with respect to the earnings allocable to the Policy in the year of the failure and all prior years prior to the receipt of payments under the Policy. We believe that the Divisions will be adequately diversified.

Policy Owner Control. In connection with its issuance of temporary and proposed regulations under Section 817(h) in 1986, the Treasury Department announced that those regulations did not “provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company to be treated as the owner of the assets in the account” (which would result in the current taxation of the income on those assets to the Owner). In Revenue Ruling 2003-91, the IRS provided such guidance by describing the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances.

35

We do not believe that your ownership rights under the Policy would result in your being treated as the Owner of the assets of the Policy under Rev. Rul. 2003-91. However, we do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Therefore, we reserve the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Policy.

The following discussion assumes that your Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

Life Insurance Death Benefit Proceeds. In general, the amount of the Death Benefit Payable under your Policy is excludible from your Beneficiary’s gross income under the Code.

If the death benefit is not received in a lump sum and is, instead, applied under a proceeds option agreed to by us and the Beneficiary, payments generally will be prorated between amounts attributable to the death benefit, which will be excludible from the Beneficiary’s income, and amounts attributable to interest (occurring after the Insured’s death), which will be includable in the Beneficiary’s income.

Tax Deferred Accumulation. Any increase in your Account Value is generally not taxable to you. If you receive or are deemed to receive amounts from the Policy before the Insured dies, see the following section entitled “Distributions” for a more detailed discussion of the taxability of such payments.

Depending on the circumstances, any of the following transactions may have federal income tax consequences:

•	the exchange of a Policy for a life insurance, endowment or annuity contract;
•	a change in the death benefit option;
•	a Policy loan;
•	a partial surrender;
•	a complete surrender;
•	a change in the ownership of a Policy;
•	a change of the named Insured; or
•	an assignment of a Policy.

In addition, federal, state and local transfer and other tax consequences of ownership or receipt of Death Benefit Proceeds will depend on your circumstances and those of the named Beneficiary. Whether partial withdrawals (or other amounts deemed to be distributed) constitute income subject to federal income tax depends, in part, upon whether your Policy is considered a MEC.

Surrenders. If you surrender your Policy, you will recognize ordinary income to the extent the Account Value exceeds the “investment in the contract,” which is generally the total of Premiums and other consideration paid for the Policy, less all amounts previously received under the Policy to the extent those amounts were excludible from gross income.

Modified Endowment Contracts. Section 7702A of the Code treats certain life insurance contracts as MECs. In general, a Policy will be treated as a MEC if total Premiums paid at any time during the first seven Policy Years exceed the sum of the net level Premiums which would have been paid on or before that time if the Policy provided for paid-up future benefits after the payment of seven level annual Premiums (“seven-pay test”). In addition, a Policy may be treated as a MEC if there is a “material change” to the Policy.

We will monitor your Premium payments and other Policy transactions and notify you if a payment or other transaction might cause your Policy to become a MEC. We will not invest any Premium or portion of a Premium that would cause your Policy to become a MEC without instruction to do so from you. We will promptly notify you or your agent of the excess cash received. We will not process the Premium payment unless we receive a MEC acceptance form or Policy change form within 48 hours of receipt of the excess funds. If paperwork is received that allows us to process the excess cash, the effective date will be the date of the new paperwork.

Further, if a transaction occurs which decreases the Total Face Amount of your Policy during the first seven years, we will retest your Policy, as of the date of its purchase, based on the lower Total Face Amount to determine compliance with the seven-pay test. Also, if a decrease in Total Face Amount occurs within seven years of a “material change,” we will retest your Policy for compliance as of the date of the “material change.” Failure to comply in either case would result in the Policy’s classification as a MEC regardless of our efforts to provide a payment schedule that would not otherwise violate the seven-pay test.

36

The rules relating to whether a Policy will be treated as a MEC are complex and cannot be fully described in the limited confines of this summary. Therefore, you should consult with a competent tax adviser to determine whether a particular transaction will cause your Policy to be treated as a MEC.

Distributions

Distributions Under a Policy That Is Not a MEC. If your Policy is not a MEC, a distribution is generally treated first as a tax-free recovery of the “investment in the contract,” and then as a distribution of taxable income to the extent the distribution exceeds the “investment in the contract.” An exception is made for cash distributions that occur in the first 15 Policy Years as a result of a decrease in the death benefit or other change that reduces benefits under the Policy that are made for purposes of maintaining compliance with section 7702. Such distributions are taxed in whole or part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in section 7702.

If your Policy is not a MEC, Policy loans and loans secured by the Policy are generally not treated as distributions. Such loans are instead generally treated as your indebtedness.

Finally, if your Policy is not a MEC, distributions (including distributions upon surrender), Policy loans and loans secured by the Policy are not subject to the ten percent additional tax applicable to distributions from a MEC.

Distributions Under Modified Endowment Contracts. If treated as a MEC, your Policy will be subject to the following tax rules:

•

First, partial withdrawals are treated as ordinary income subject to ordinary income tax up to the amount equal to the excess (if any) of your Account Value immediately before the distribution over the “investment in the contract” at the time of the distribution.

•	Second, Policy loans and loans secured by a Policy are treated as partial withdrawals and taxed accordingly. Any past-due loan interest that is added to the amount of the loan is treated as a loan.
•

Third, a ten percent additional penalty tax is imposed on that portion of any distribution (including distributions upon surrender), Policy loans, or loans secured by a Policy, that is included in income, except where the distribution or loan is made to a taxpayer that is a natural person, and:

1.	is made when the taxpayer is age 59 1⁄2 or older;
2.	is attributable to the taxpayer becoming disabled; or
3.

is part of a series of substantially equal periodic payments (not less frequently than annually) for the duration of the taxpayer’s life (or life expectancy) or for the duration of the longer of the taxpayer’s or the Beneficiary’s life (or life expectancies).

Multiple Policies. All MECs issued by us (or our affiliates) to you during any calendar year will be treated as a single MEC for purposes of determining the amount of a Policy distribution that is taxable to you.

Treatment When Insured Reaches Attained Age 121. As described above, when the Insured reaches Attained Age 121, we will issue you a “paid-up” life insurance Policy. We believe that the paid-up life insurance Policy will continue to qualify as a “life insurance contract” under the Code. However, there is some uncertainty regarding this treatment. It is possible, therefore, that you would be viewed as constructively receiving the Cash Surrender Value in the year in which the Insured attains age 121 and would realize taxable income at that time, even if the Death Benefit Proceeds were not distributed at that time. In addition, any outstanding Policy Debt will be repaid at that time. This repayment may be treated as a taxable distribution to you, if your contract is not a MEC.

The IRS has issued Revenue Procedure 2010-28 providing a safe harbor concerning the application of Sections 7702 and 7702A to life insurance contracts that have mortality guarantees based on the 2001 CSO Table and which may continue in force after an insured attains age 100. If a contract satisfies all the requirements of Sections 7702 and 7702A using all of the Age 100 Safe Harbor Testing Method requirements set forth in Rev. Proc. 2010-28, the IRS will not challenge the qualification of that contract under Sections 7702 and 7702A. Rev. Proc. 2010-28 also states that “No adverse inference should be drawn with respect to the qualification of a contract as a life insurance contract under §7702, or its status as not a MEC under §7702A, merely by reason of a failure to satisfy all of the requirements of [the Age 100 Safe Harbor].”

Federal Income Tax Withholding. We are required to withhold 10% on that portion of a Policy distribution that is taxable, unless you direct us in writing not to do so at or before the time of the Policy distribution. As the Owner you are responsible for the payment of any taxes and early distribution penalties that may be due on Policy distributions. We may be required to withhold at a rate of 30%

37

under the Foreign Account Tax Compliance Act (“FATCA”) on certain distributions to foreign financial institutions and non- financial foreign entities holding accounts on behalf of and/or the assets of U.S. persons unless the foreign entities provide us with certain certifications regarding their status under FATCA on the applicable IRS forms. Prospective purchasers with accounts in foreign financial institutions or non-financial foreign entities are advised to consult with a competent tax advisor regarding the application of FATCA to their purchase situation.

Actions to Ensure Compliance with the Tax Law. We believe that the maximum amount of Premiums we intend to permit for the Policies will comply with the Code definition of a “life insurance contract.” We will monitor the amount of your Premiums, and, if you pay a Premium during a Policy Year that exceeds those permitted by the Code, we will promptly refund the Premium or a portion of the Premium before any allocation to the Funds. We reserve the right to increase the death benefit (which may result in larger charges under a Policy) or to take any other action deemed necessary to ensure the compliance of the Policy with the federal tax definition of a life insurance contract.

Trade or Business Entity Owns or Is Directly or Indirectly a Beneficiary of the Policy. Where a Policy is owned by other than a natural person, the Owner’s ability to deduct interest on business borrowing unrelated to the Policy can be impacted as a result of its ownership of cash value life insurance. No deduction will be allowed for a portion of a taxpayer’s otherwise deductible interest expense unless the Policy covers only one individual, and such individual is, at the time first covered by the Policy, a 20 percent owner of the trade or business entity that owns the Policy, or an officer, director, or employee of such trade or business.

Although this limitation generally does not apply to Policies held by natural persons, if a trade or business (other than one carried on as a sole proprietorship) is directly or indirectly the Beneficiary under a Policy (e.g., pursuant to a split-dollar agreement), the Policy will be treated as held by such trade or business. The effect will be that a portion of the trade or business entity’s deduction for its interest expenses will be disallowed unless the above exception for a 20 percent owner, employee, officer or director applies.

The portion of the entity’s interest deduction that is disallowed will generally be a pro rata amount which bears the same ratio to such interest expense as the taxpayer’s average unborrowed cash value bears to the sum of the taxpayer’s average unborrowed cash value and average adjusted bases of all other assets. Any corporate or business use of the life insurance should be carefully reviewed by your tax adviser with attention to these rules as well as any other rules and possible tax law changes that could occur with respect to corporate-owned life insurance.

In Revenue Ruling 2011-9, the IRS held that the status of an insured as an employee “at the time first covered” for purposes of Section 264(f) does not carry over from a contract given up in a Section 1035 tax-free exchange to a contract received in such an exchange. Therefore, the pro rata interest expense disallowance exception of Section 264(f)(4) does not apply to new Policies received in Section 1035 tax-free exchanges unless such Policies also qualify for the exception provided by Section 264(f)(4) of the Code.

Employer-Owned Life Insurance. The Pension Protection Act of 2006 added a new section to the Code that denies the tax-free treatment of death benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee’s status are satisfied or (2) certain rules relating to the payment of the “amount received under the contract” to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied. The new rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business. Any business contemplating the purchase of a Policy on the life of an employee should consult with its legal and tax advisers regarding the applicability of the new legislation to the proposed purchase.

Split Dollar Life Insurance. A tax adviser should also be consulted with respect to the 2003 split dollar regulations if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policy owner is subject to that tax.

Other Employee Benefit Programs. Complex rules may apply when a Policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of employee benefits. These Policy owners also must consider whether the Policy was applied for by, or issued to, a person having an insurable interest under applicable state law, as the lack of insurable interest may, among other things, affect the qualification of the Policy as life insurance for federal income tax purposes and the right of the Beneficiary to death benefits. Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974, as amended. You should consult your legal advisor.

38

Policy Loan Interest. Generally, no tax deduction is allowed for interest paid or accrued on any indebtedness under a Policy.

Change of Insured Rider. The Company makes no representations concerning the tax effects of the change of insured rider. Owners are responsible for seeking tax counsel regarding the tax effects of the Rider. The Company reserves the right to refund cash value exceeding allowable limits for tax exempt purposes, or that would be charged as current interest income to Owners.

Investment Income Surtax. In taxable years beginning in 2013, taxable distributions from life insurance policies are considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals, trusts, and estates whose income exceeds certain threshold amounts as follows: an amount equal to the lesser of (a) “net investment income”; or (b) the excess of a taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). The IRS has issued regulations that treat taxable distributions from life insurance policies as “Net investment income.” Please discuss the impact of the Investment Income Surtax on you with a competent tax advisor.

Our Taxes. We are taxed as a life insurance company under part I of subchapter L of the Code. The operations of the Series Account are taxed as part of our operations. Investment income and realized capital gains are not taxed to the extent that they are applied under the Policies. As a result of the Omnibus Budget Reconciliation Act of 1990, we are generally required to capitalize and amortize certain Policy acquisition expenses over a ten year period rather than currently deducting such expenses. This so-called “deferred acquisition cost” tax (“DAC tax”) applies to the deferred acquisition expenses of a Policy and results in a significantly higher corporate income tax liability for Great-West. We reserve the right to adjust the amount of a charge to Premium to compensate us for these anticipated higher corporate income taxes.

A portion of the expense charges applied to Premium is used to offset the federal, state or local taxes that we incur which are attributable to the Series Account or the Policy. We reserve the right to adjust the amount of this charge.

Summary.

•	We do not make any guarantees about the Policy’s tax status.
•	We believe the Policy will be treated as a life insurance contract under federal tax laws.
•	Death benefits generally are not subject to federal income tax.
•	Investment gains are normally not taxed unless distributed to you before the Insured dies.
•	If you pay more Premiums than permitted under the seven-pay test, your Policy will be a MEC.
•	If your Policy becomes a MEC, partial withdrawals, Policy loans and surrenders may incur taxes and tax penalties.

Corporate Tax Shelter Requirements

The Company does not believe that any purchase of a Policy by an Owner pursuant to this offering will be subject to the tax shelter registration, customer list or reporting requirements under the Code and implementing regulations. All Owners that are corporations are advised to consult with their own tax and/or legal counsel and advisers, to make their own determination as to the applicability of the disclosure requirements of IRC § 6011 and Treas. Reg. Section  1.6011-4 to their federal income tax returns.

Legal Proceedings

There are no pending legal proceedings that would have an adverse material effect on the Series Account or on GWFS. Great-West is engaged in various kinds of routine litigation that, in our judgment, is not material to its total assets or material with respect to the Series Account.

Legal Matters

Pursuant to Commodity Futures Trading Commission Rule 4.5, Great-West has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Therefore, it is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

The law firm of Carlton Fields Jorden Burt, P.A., 1025 Thomas Jefferson St., N.W., Suite 400 West, Washington, D.C. 20007-5208, serves as special counsel to Great-West with regard to the federal securities laws.

Cyber Security Risks

39

Because our variable life insurance contract business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption, and destruction of data maintained online or digitally, denial of service on our website and other operational disruption, and unauthorized release of confidential Owner information. Such system failures and cyber-attacks affecting us, the Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Policy value. For instance, system failures and cyber-attacks may interfere with our processing of Policy transactions, including the processing of Transfer Requests from our website or with the portfolios, impact our ability to calculate Unit Values, cause the release and possible destruction of confidential owner or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines, litigation, and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Funds invest, which may cause the Funds underlying your Policy to lose value. There can be no assurance that we or the Funds or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.

Abandoned Property Requirements

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of life insurance policies) under various circumstances. This “escheatment” is revocable, however, and the state is obligated to pay the applicable proceeds if the property owner steps forward to claim it with the proper documentation. To help prevent such escheatment, it is important that you keep your policy and other information on file with us up to date, including the names, contact information, and identifying information for owners, beneficiaries, and other payees. Such updates should be communicated by writing to the Company at 8515 E. Orchard Road, 9T2, Greenwood Village, CO 80111, by calling 888-353-2654, by sending an email to gwexecbenefits@greatwest.com or via the web at www.greatwest.com/executivebenefits.

Financial Statements

Great-West’s consolidated financial statements, which are included in the Statement of Additional Information (“SAI”), should be considered only as bearing on our ability to meet our obligations with respect to the death benefit and our assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Series Account.

Independent Registered Public Accounting Firm

The financial statements and financial highlights of each of the investment divisions of the COLI VUL-2 Series Account of Great-West Life & Annuity Insurance Company included in the Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing in the Registration Statement. The consolidated financial statements of Great-West Life & Annuity Insurance Company and Subsidiaries included in the Statement of Additional Information included in the Registration Statement have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing in the Registration Statement. Such financial statements have so been included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

40

Appendix A – Glossary of Terms

Unless otherwise defined in this prospectus, capitalized terms shall have the meaning set forth below.

Account Value – The sum of the value of your interests in the Divisions, the Fixed Account and the Loan Account. This amount reflects: (1) the Premiums you pay; (2) the investment performance of the Divisions you select; (3) any Policy loans or partial withdrawals; (4) your Loan Account balance; and (5) the charges we deduct under the Policy.

Attained Age – The age of the Insured, nearest birthday, as of the Policy Date and each Policy Anniversary thereafter.

Beneficiary – The person(s) named by the Owner to receive the Death Benefit Proceeds upon the death of the Insured.

Business Day – Any day that we are open for business. We are open for business every day that the NYSE is open for trading.

Cash Surrender Value – is equal to:

(a)	Account Value on the effective date of the surrender; less
(b)	outstanding Policy loans and accrued loan interest, if any; less
(c)	any monthly cost of insurance charges.

Corporate Headquarters – Great-West Life & Annuity Insurance Company, 8515 East Orchard Road, Greenwood Village, Colorado 80111, or such other address as we may hereafter specify to you by written notice.

Death Benefit Proceeds – The amount determined in accordance with the terms of the Policy which is payable at the death of the Insured. This amount is the death benefit, decreased by the amount of any outstanding Policy Debt, and increased by the amounts payable under any supplemental benefits.

Divisions – Divisions into which the assets of the Series Account are divided, each of which corresponds to and contains shares of a Fund. Divisions may also be referred to as “investment divisions” or “sub-accounts” in the prospectus, SAI or Series Account financial statements.

Due Proof – Such evidence as we may reasonably require in order to establish that Death Benefit Proceeds are due and payable.

Effective Date – The date on which the first Premium payment is credited to the Policy.

Evidence of Insurability – Information about an Insured that is used to approve or reinstate this Policy or any additional benefit.

Fixed Account – A division of our General Account that provides a fixed interest rate. This account is not part of and does not depend on the investment performance of the Sub-Accounts.

Fund – An underlying mutual fund in which a Division invests. Each Fund is an investment company registered with the SEC or a separate investment series of a registered investment company.

General Account – All of our assets other than those held in a separate investment account.

Initial Premium – The initial Premium amount specified in a Policy.

Insured – The person whose life is insured under the Policy.

Issue Age – The Insured’s age as of the Insured’s birthday nearest the Policy Date.

Issue Date – The date on which we issue a Policy.

Loan Account – All outstanding loans plus credited loan interest held in the General Account of the Company. The Loan Account is not part of the Series Account.

Loan Account Value – The sum of all outstanding loans plus credited loan interest for this Policy.

MEC – Modified Endowment Contract. For more information regarding MECs, see “Modified Endowment Contracts” above.

NYSE – New York Stock Exchange.

Owner – The person(s) named in the application who is entitled to exercise all rights and privileges under the Policy, while the Insured is living. The purchaser of the Policy will be the Owner unless otherwise indicated in the application.

Policy Anniversary – The same day in each succeeding year as the day of the year corresponding to the Policy Date.

Policy Date – The effective date of coverage under this Policy. The Policy Months, Policy Years and Policy Anniversaries are measured from the Policy Date.

Policy Debt – The principal amount of any outstanding loan against the Policy plus accrued but unpaid interest on such loan.

Policy Month – The one-month period commencing on the same day of the month as the Policy Date.

Policy Year – The one-year period commencing on the Policy Date or any Policy Anniversary and ending on the next Policy Anniversary.

Premiums – Amounts received and allocated to the Sub-Account(s) and the Fixed Account prior to any deductions.

Request – Any instruction in a form, written, telephoned or computerized, satisfactory to the Company and received in good order at the Corporate Headquarters from the Owner or the Owner’s assignee (as specified in a form acceptable to the Company) or the Beneficiary, (as applicable) as required by any provision of this Policy or as required by the Company. The Request is subject to any action taken or payment made by the Company before it was processed.

SEC – The United States Securities and Exchange Commission.

Series Account – The segregated investment account established by the Company as a separate account under Colorado law named the COLI VUL –2 Series Account. It is registered as a unit investment trust under the 1940 Act.

Sub-Account – Sub-division(s) of the Owner’s Account Value containing the value credited to the Owner from the Series Account. Sub-Accounts may also be referred to as “investment divisions” or “Divisions” in the prospectus, SAI or Series Account financial statements.

Surrender Benefit – Account Value less any outstanding Policy loans and less accrued loan interest.

Total Face Amount – The amount of life insurance coverage you request as specified in your Policy.

Transaction Date – The date on which any Premium payment or Request from the Owner will be processed by the Company. Premium payments and Requests received after 4:00 p.m. EST/EDT will be deemed to have been received on the next Business Day. Requests will be processed and the Sub-Account value will be valued on the day that the Premium payments or Request is received and the NYSE is open for trading.

Transfer – The moving of money from one or more Division(s) or the Fixed Account to one or more Division(s) or the Fixed Account.

Unit – An accounting unit of measurement that we use to calculate the value of each Division.

Unit Value – The value of each Unit in a Division.

Valuation Date – The date on which the net asset value of each Fund is determined. A Valuation Date is each day that the NYSE is open for regular business. The value of a Division’s assets is determined at the end of each Valuation Date (generally 4:00 p.m. EST/EDT). To determine the value of an asset on a day that is not a Valuation Date, the value of that asset as of the end of the previous Valuation Date will be used.

Valuation Period – The period of time from one determination of Unit Values to the next following determination of Unit Values. We will determine Unit Value for each Valuation Date as of the close of the NYSE (generally 4:00 p.m. EST/EDT) on that Valuation Date.

The SAI is a document that includes additional information about the Series Account, including the financial statements of both Great-West and of each of the Divisions of the Series Account. The SAI is incorporated by reference as a matter of law into the prospectus, which means that it is legally part of the prospectus. The SAI is available upon request, without charge. To request the SAI or other information about the Policy, or to make any inquiries about the Policy, contact Great-West toll-free at 888-353-2654 or via email at www.greatwest.com/executivebenefits.

Information about the Series Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the Series Account are available on the SEC’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing at the Public Reference Section of the Commission, 100 F Street, N.E., Washington, D.C. 20549-0102.

Investment Company Act File No. 811-09201

Great-West Life & Annuity Insurance Company

A Stock Company

8515 East Orchard Road

Greenwood Village, Colorado 80111

(303) 737-3000

Executive Benefit VUL — Prospectus

A Flexible Premium Variable Universal Life Insurance Policy

offered by Great-West Life & Annuity Insurance Company in

connection with its COLI VUL-2 Series Account

This prospectus describes a flexible premium variable universal life insurance policy (the “Policy”) offered by Great-West Life & Annuity Insurance Company (“Great-West,” “Company”, “we,” “our” or “us”). The Policy offered under this prospectus is no longer issued to new purchasers. The Policy offered under this prospectus has not been offered for sale since April 30, 2011; however, you may make additional Premium payments as permitted under your Policy.

The Policy is designed for use by corporations and employers to provide life insurance coverage in connection with, among other things, deferred compensation plans and employer-financed insurance purchase arrangements. The Policy is designed to meet the definition of a “life insurance contract” for federal income tax purposes.

The Policy allows “you,” the Owner, within certain limits to:

•	choose the type and amount of insurance coverage you need and increase or decrease that coverage as your insurance needs change;
•	choose the amount and timing of Premium payments, within certain limits;
•	allocate Premium payments among the available investment options and Transfer Account Value among available investment options as your investment objectives change; and
•	access your Account Value through loans and partial withdrawals or total surrenders.

This prospectus contains important information you should understand before purchasing a Policy, including a description of the material rights and obligations under the Policy. We use certain special terms that are defined in Appendix A. Your Policy and any endorsements are the formal contractual agreement between you and the Company. It is important that you read the Policy and endorsements which reflect other variations. You should keep this prospectus on file for future reference. The Policy that we are currently issuing, Executive Benefit VUL II, is offered under a separate prospectus.

The Policy and Fixed Account endorsement (and optional Term Life Insurance Rider) that we issued until April 30, 2011 became available on January 1, 2009. The Policy and optional Term Life Insurance Rider described in this prospectus are based on state- required 2001 CSO mortality tables, as defined below. Before January 1, 2009, we issued an earlier version of the Policy (“Pre-2009 Policy”) and optional Rider, which were based on 1980 CSO mortality tables. Many of the Pre-2009 Policies and optional Riders still remain outstanding. The Pre-2009 Policy differs somewhat from the Policy that we issued until April 30, 2011, and certain of the information in this prospectus, therefore, does not apply to those Pre-2009 Policies. Appendix B to this prospectus explains the information that applies instead to the Pre-2009 Policy and Pre-2009 optional Rider. Therefore, if you own a Pre-2009 Policy (issued prior to January 1, 2009), you should also refer to Appendix B at the end of this prospectus for information about how your Pre-2009 Policy and optional Rider differs from the Policy that we issued until April 30, 2011.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus is April 21, 2017

Summary of the Policy and its Benefits

This is a summary of some of the most important features of your Policy. The Policy is more fully described in the remainder of this prospectus. Please read this prospectus carefully. Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Policy is in force, there is no Policy Debt and current federal tax laws apply.

1. Corporate-Owned Variable Life Insurance. We will issue Policies to corporations and employers and to certain individuals to provide life insurance coverage in connection with, among other things, deferred compensation plans and employer-financed insurance purchase arrangements. We will issue Policies on the lives of prospective Insureds who meet our underwriting standards.

2. The Series Account. We have established a separate account to fund the variable benefits under the Policy. The assets of the

Series Account are insulated from the claims of our general creditors.

3. Premium Payments. You must pay us an Initial Premium to put your Policy in force. The minimum Initial Premium will vary based on various factors, including the age of the Insured and the death benefits option you select, but may not be less than $100.00. Thereafter, you choose the amount and timing of Premium payments, within certain limits.

4. Fixed Account. You may allocate some or all of your net payments and/or make Transfers from the Sub-Accounts to the Fixed Account. The Fixed Account is part of our General Account. We own the assets in the General Account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate accounts. These Fixed Account assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the Fixed Account assets. We bear the full investment risk for all amounts allocated or transferred to the Fixed Account. The Policy gives the Company the right to impose limits on the amount each Owner can invest in the Fixed Account and such limits are subject to change at the sole discretion of the Company.

We guarantee that the amounts allocated to the Fixed Account will be credited interest at a net effective annual interest rate of at least 3.00%, the minimum interest rate provided in your Policy. At our discretion, we will review the interest rate at least once a year. We may reset the interest rate monthly. The Fixed Account is not affected by the investment performance of the Sub-Accounts. Policy value in the Fixed Account will be reduced by the Policy fees and charges we deduct and the effects of any Policy transactions (loans, withdrawals, and Transfers) on your Policy value in the Fixed Account.

5. Free Look Period. You may return your Policy to us for any reason within ten days of receiving it, or such longer period as required by applicable state law (in some states, up to 30 days for replacement policies), and depending on state law, receive (i) the greater of your Premiums, less any withdrawals, or your Account Value, or (ii) your Account Value plus the return of any expense charges deducted. The money you contribute to the Policy will be invested at your direction, except that in some states during your free look period your Premiums will be allocated to the Great-West Government Money Market Division.

6. Investment Options and Funds. You may allocate your net Premium payments among the available investment divisions (“Divisions”) or the Fixed Account.

Each Division invests exclusively in shares of a single Fund. Each Fund has its own distinct investment objective and policies, which are described in the accompanying prospectuses for the Funds.

You may Transfer amounts from one Division to another or the Fixed Account, subject to the restrictions described herein.

7. Death Benefit. You may choose from among two death benefit options –

1.	a fixed benefit equal to the Total Face Amount of your Policy; or
2.	a variable benefit equal to the sum of the Total Face Amount and your Account Value.

For each option, the death benefit may be greater if necessary to satisfy federal tax law requirements.

We will deduct any outstanding Policy Debt and unpaid Policy charges before we pay a death benefit. In addition, prior partial withdrawals may reduce the Death Benefit Proceeds under the first option.

1

At any time, you may increase or decrease the Total Face Amount, subject to our approval and other requirements set forth in the Policy.

After the first Policy Year, you may change your death benefit option once each Policy Year.

8. Account Value. Your Account Value will reflect -

1.	the Premiums you pay;
2.	the investment performance of the Divisions you select;
3.	the value of the Fixed Account.
4.	any Policy loans or partial withdrawals;
5.	your Loan Account balance; and
6.	the charges we deduct under the Policy.

9. Accessing Your Account Value. You may borrow from us using your Account Value as collateral. Loans may be treated as taxable income if your Policy is a “modified endowment contract” (“MEC”) for federal income tax purposes and you have had positive net investment performance.

There are no surrender charges associated with your Policy. You may surrender your Policy for its Cash Surrender Value plus return of expense charge, if applicable. The return of expense charge is a percentage of your Account Value and is described in greater detail in “Charges and Deductions” below. .

You may withdraw a portion of your Account Value at any time while your Policy is in force.

A withdrawal may reduce your death benefit.

We will charge an administrative fee not greater than $25 per withdrawal on partial withdrawals after the first in a Policy Year.

10. Supplemental Benefits. The following optional riders are available –

1.	term life insurance; and
2.	change of Insured (not available to individual Owners).

We will deduct the cost, if any, of the rider(s) from your Account Value on a monthly basis.

11. Paid-Up Life Insurance. If the Insured reaches Attained Age 121 and your Policy is in force, the Account Value, less Policy Debt, will be applied as a single Premium to purchase “paid-up” insurance. “Paid-up” insurance is a policy where all premiums have been paid and there are no additional premiums due. Your Account Value will remain in the Series Account allocated to the Divisions or the Fixed Account in accordance with your instructions. The death benefit under this paid-up insurance will be fixed by the Internal Revenue Code of 1986, as amended (“Code”) for Insureds age 99. As your Account Value changes based on the investment experience of the Divisions, the death benefit will increase or decrease accordingly.

12. Reinstatement. If your Policy terminates due to insufficient value, we will reinstate it within three years at your Request, subject to certain conditions.

13. Surrenders. You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living. If you do, the insurance coverage and all other benefits under the Policy will terminate.

If you withdraw part of the Cash Surrender Value, your Policy’s death benefit may be reduced and you may incur taxes and tax penalties.

14. Partial Withdrawal. You may Request a partial withdrawal of Account Value at any time while the Policy is in force. The amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Account Value less the value of the Loan Account.

The Death Benefit Proceeds and your Account Value will be reduced by the amount of any partial withdrawals.

15. Policy Loans. You may borrow from us using your Account Value as collateral. You may Request a Policy loan of up to 90% of your Account Value, decreased by the amount of any outstanding Policy Debt on the date the Policy loan is made.

The minimum Policy loan amount is $500.

2

16. Changes in Total Face Amount. You may increase or decrease the Total Face Amount of your Policy at any time. Each increase or decrease in the Total Face Amount must be at least $25,000. Minimum face amount is $100,000.

17. Target Premium. Your target Premium is actuarially determined and will depend on the initial Total Face Amount of your Policy, your Issue Age, your sex (except in unisex states), and rating class (if any) and equals the maximum Premium payable such that the Policy remains compliant with the Code. The target Premium is used to determine your expense charged applied to the Premium and the sales compensation we pay. Payment of the target premium does not guarantee that your Policy will not lapse, and you may need to pay additional Premiums to keep your Policy in force. Each increase to the Total Face Amount is considered to be a new segment to the Policy. Each segment will have a separate target Premium associated with it.

18. State Variations. Policies issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus because of state law variations. These differences include, among other things, free look rights, issue age limitations, and the general availability of riders. This prospectus describes the material rights and obligations of an Owner, and the maximum fees and charges for all Policy features and benefits are set forth in the fee table of this prospectus. See your Policy for specific variations because any such state variations will be included in your Policy or in riders or endorsements attached to your Policy. See your agent or contact us for specific information that is applicable to your state.

Policy Risks

1. Account Value Not Guaranteed. Your Account Value is not guaranteed. Your Account Value fluctuates based on the performance of the investment options you select. The investment options you select may not perform to your expectations. Your Account Value may also be affected by charges under your Policy.

2. Not Suitable as Short-Term Savings Vehicle. The Policy is designed for long-term financial planning. Accordingly, you should not purchase the Policy if you need access to the Account Value within a short time. Before purchasing a Policy, consider whether the long-term nature of the Policy is consistent with the purposes for which it is being considered.

3. Risk of PolicyLapse. Your Policy may terminate if your Account Value at the beginning of any Policy Month is insufficient to pay the Policy’s monthly charges.

If your Policy would terminate due to insufficient value, we will send you notice and allow you a 61-day grace period.

If, within the grace period, you do not make a Premium payment sufficient to cover all accrued and unpaid charges and deductions, your Policy will terminate at the end of the grace period without further notice.

4. Limitations on Withdrawals. Partial withdrawals of Account Value are permitted at any time the Policy is in force. As noted above, the amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Account Value less the value of the Loan Account. A maximum administrative fee of $25 will be deducted from your Account Value for all partial withdrawals after the first made in the same Policy Year. Please note that withdrawals reduce your Account Value and your Death Benefit Proceeds. In addition, withdrawals may have tax consequences.

5. Limitations on Transfers. Subject to our rules as they may exist from time to time, you may at any time Transfer to another Division all or a portion of the Account Value allocated to a Division. Certain limitations apply to Transfers into and out of the Fixed Account. See “Fixed Account Transfers” below.

6. Limitations or Charges on Surrender of Policy. You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living. Upon surrender of your Policy, the insurance coverage and all other benefits under the Policy will terminate.

There are no surrender charges associated with your Policy. However, the surrender of your Policy may have tax consequences.

7. Risks of Taking a Policy Loan. As noted above, you may Request a Policy loan of up to 90% of your Account Value, decreased by the amount of any outstanding Policy Debt on the date the Policy loan is made. The minimum Policy loan amount is $500.

Taking a Policy loan may increase the risk that your Policy will lapse, will reduce your Account Value, and may reduce the death benefit. In addition, if your Policy is a MEC for tax purposes, taking a Policy loan may have tax consequences.

8. Adverse Tax Consequences. Your Policy is structured to meet the definition of a life insurance contract under the Code. Current

3

federal tax law generally excludes all death benefits from the gross income of the Beneficiary of a life insurance policy. Generally, you are not taxed on any increase in the Account Value until it is withdrawn, but are taxed on surrender proceeds and the proceeds of any partial withdrawals if those amounts, when added to all previous non-taxable distributions, exceed the total Premium paid. Amounts received upon surrender or withdrawals in excess of Premiums are treated as ordinary income.

Under certain circumstances, a Policy may become a MEC for federal tax purposes. This may occur if you reduce the Total Face Amount of your Policy or pay excessive Premiums. We will monitor your Premium payments and other Policy transactions and notify you if a payment or other transaction might cause your Policy to become a MEC without your written permission. We will not invest any Premium or portion of a Premium that would cause your Policy to become a MEC, but instead will promptly refund the money to you. If you elect to have a MEC contract, you can return the money to us with a signed form of acceptance.

Under current tax law, Death Benefit Proceeds under MECs generally are excluded from the gross income of the Beneficiary. Withdrawals and Policy loans, however, are treated first as income, to the extent of any gain, and then as a return of Premium. The income portion of the distribution is includable in your taxable income and taxed at ordinary income tax rates. A 10% penalty tax is also generally imposed on the taxable portion of any amount received before age 59 1⁄2.

9. General Account Risk. Great-West’s general obligations and any guaranteed benefits under the Policy are supported by our General Account (and not by the Series Account) and are subject to Great-West’s claims-paying ability. An Owner should look to the financial strength of Great-West for its claims-paying ability. Assets in the General Account are not segregated for the exclusive benefit of any particular Policy or obligation. General Account assets are also available to Great-West’s general creditors and the conduct of our routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about Great-West’s financial strength, you may review our financial statements and/or check our current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the Funds.

Fund Risks

The Policy currently offers several variable investment options, each of which is a Division of the Series Account. Each Division uses its assets to purchase, at their net asset value, shares of a Fund. The Divisions are referred to as “variable” because their investment experience depends upon the investment experience of the Funds in which they invest.

We do not guarantee that the Funds will meet their investment objectives. Your Account Value may increase or decrease in value depending on the investment performance of the Funds. You bear the risk that those Funds may not meet their investment objectives. A comprehensive discussion of the risks of each Fund may be found in each Fund’s prospectus, including detailed information concerning investment objectives, strategies, and their investment risk. You may obtain a copy of the Fund prospectuses without charge by contacting us at 888-353-2654. If you received a summary prospectus for a Fund, please follow the directions on the first page of the summary prospectus to obtain a copy of the Fund’s prospectus.

4

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or Transfer cash value between investment options.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted

Maximum Expense Charge Imposed on Premium*	Upon each Premium payment	Maximum: 10% of Premium Current: 9.0% of Premium up to target and 6.5% of Premium in excess of target
Sales Load**	Upon each Premium Payment	Maximum: 6.5% of Premium Current: 5.5% of Premium up to target and 3.0% of Premium in excess of target
Premium Tax**	Upon each Premium payment	Maximum: 3.5% of Premium
Partial Withdrawal Fee	Upon partial withdrawal	Maximum: $25 deducted from Account Value for all partial withdrawals after the first made in the same Policy Year.
Change of Death Benefit Option Fee	Upon change of option	Maximum: $100 deducted from Account Value for each change of death benefit option.
Transfer Fee	At time of Transfer for all Transfers in excess of 12 made in the same Policy Year	Maximum: $10/Transfer
Loan Interest	Upon issuance of Policy loan	Maximum: the Moody’s Corporate Bond Yield Average – Monthly Average Corporates

* The Expense Charge consists of the Sales Load plus the Premium Tax.

** The Sales Load and Premium Tax comprise (and are not in addition to) the Expense Charge.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.

5

Periodic Charges Other Than Fund Operating Expenses

Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance (per $1000 Net Amount at Risk)[1]
Minimum & Maximum Cost of Insurance Charge	Monthly	Guaranteed: Minimum: $0.02 per $1000 Maximum: $83.33 per $1000
Cost of Insurance Charge for a 46- year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)	Monthly	Guaranteed: $0.21 per $1000
Mortality and Expense Risk Charge2	Monthly	Guaranteed: 0.90% (of average daily net assets) annually Current: 0.40% for Policy Years 1-5, 0.25% for Policy Years 6-20, and 0.10% thereafter
Service Charge	Monthly	Maximum: $15/month Current: $10.00/month, Policy Years 1-3 and $7.50/month, Policy Years 4+

1 The Cost of Insurance Charge will vary based on individual characteristics. The cost of insurance shown in the table is a sample illustration only and may not be representative of the charge that a particular Owner will pay. Owners may obtain more information about their particular cost of insurance charge by contacting our Service Center at 888-353-2654.

2 The mortality and expense risk charge is accrued daily and deducted on the first day of each Policy month by cancelling accumulation units pro-rata against Sub-Accounts.

6

Supplemental Benefit Charges

Currently, we are offering the following supplemental optional riders. The charges for the rider you select are deducted monthly from your Account Value as part of the Monthly Deduction described in “Charges and Deductions” below. The benefits provided under each rider are summarized in “Other Provisions and Benefits” below.

Change of Insured Rider[3]*	Upon change of Insured	Minimum: $100 per change Maximum: $400 per change

Change of Insured Rider for a 46-year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)*		$400 per change

Term Life Insurance Rider	Monthly	Guaranteed: Minimum COI: $0.02 per $1000 Maximum COI: $83.33 per $1000

Term Life Insurance Rider for a 46-year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)	Monthly	Guaranteed: $0.21 per $1000

* Not available to individual Owners.

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Policy. More detail concerning each Fund’s fee and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses4

(Expenses that are deducted from Fund assets, including management fees,

distribution and/or service (12b-1) fees, and other expenses)

	Minimum	Maximum
Total Annual Fund Operating	0.27%	3.02%

THE ABOVE EXPENSES FOR THE FUNDS WERE PROVIDED BY THE FUNDS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

3 The Change of Insured Rider will vary based on individual characteristics. The charge shown in the table is a sample illustration only and may not be representative of the charge that a particular Owner will pay. Owners may obtain more information about their particular cost of insurance by contacting our Service Center at 888-353-2654.

4 Expenses are shown as a percentage of a Fund’s average net assets as of December 31, 2016. The expenses above include fees and expenses incurred indirectly by the Great-West Profile Funds and the Great-West Lifetime Funds as a result of investing in shares of acquired funds, if any. The range of expenses above does not show the effect of any fee waiver or expense reimbursement arrangements. The advisers and/or other service providers of certain Funds have agreed to waive their fees and/or reimburse the Funds’ expenses in order to keep the expenses below specified limits. In some cases, these expense limitations may be contractual. In other cases, these expense limitations are voluntary and may be terminated at any time. Please see the prospectus for each Fund for information regarding the expenses for each Fund, including fee reduction and/or expense reimbursement arrangements, if applicable.

The management fees and other expenses of the Funds are more fully described in the Fund prospectuses.

7

Description of Depositor, Registrant, and Funds

Great-West Life & Annuity Insurance Company

Great-West is a stock life insurance company organized under the laws of the state of Colorado. Our offices are located at 8515 East

Orchard Road, Greenwood Village, Colorado 80111.

We are authorized to do business in 49 states, the District of Columbia, Puerto Rico, U.S. Virgin Islands and Guam. We issue individual and group life insurance policies and annuity contracts and accident and health insurance policies.

Great-West is a wholly owned subsidiary of GWL&A Financial, Inc., a Delaware holding company. GWL&A Financial, Inc. is an indirect wholly-owned subsidiary of Great-West Lifeco Inc., a Canadian holding company. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company. Through a group of private holding companies, The Desmarais Family Residuary Trust, which was created on October 8, 2013 under the Last Will and Testament of Paul G. Desmarais, has voting control of Power Corporation of Canada.

The Series Account

The Series Account is a segregated asset account of Great-West. We use the Series Account to fund benefits payable under the Policy. The Series Account may also be used to fund benefits payable under other life insurance policies issued by us.

We own the assets of the Series Account, which we hold separate and apart from our General Account assets. The income, gains or losses, realized or unrealized, from assets allocated to the Series Account are credited to or charged against the Series Account without regard to our other income, gains or losses. The income, gains, and losses credited to, or charged against, the Series Account reflect the Series Account’s own investment experience and not the investment experience of Great-West’s other assets. The assets of the Series Account may not be used to pay any liabilities of Great-West other than those arising from the Policies (and any other life insurance policies issued by us and funded by the Series Account).

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including Series Account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the Series Account or our other separate accounts, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Series Account receives; and (ii) under applicable income tax law, Owners are not the owners of the assets generating the benefits.

Great-West is obligated to pay all amounts promised to Owners under the Policies (and any other life insurance policies issued by us and funded by the Series Account).

We will at all times maintain assets in the Series Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all policies participating in the Series Account.

The Series Account is divided into Divisions. Each Division invests exclusively in shares of a corresponding Fund. We may in the future add new or delete existing Divisions. The income, gains or losses, realized or unrealized, from assets allocated to each Division are credited to or charged against that Division without regard to the other income, gains or losses of the other Divisions.

All amounts allocated to a Division will be used to purchase shares of the corresponding Fund. The Divisions will at all times be fully invested in Fund shares. We maintain records of all purchases and redemptions of shares of the Funds.

The Investment Options and Funds

The Policy offers a number of Divisions or Sub-Accounts. Each Division invests in a single Fund. Each Fund is a mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”), or a separate series of shares of such a mutual fund. More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Funds. The fund prospectuses should be read in connection with this prospectus. YOU MAY OBTAIN A PROSPECTUS AND, IF AVAILABLE, A FUND SUMMARY, CONTAINING COMPLETE INFORMATION ON EACH FUND, WITHOUT CHARGE,

8

UPON REQUEST BY CONTACTING US AT 888-353-2654. If you received a summary prospectus for a Fund, please follow the directions on the first page of the summary prospectus to obtain a copy of the Fund’s prospectus.

Each Fund holds its assets separate from the assets of the other Funds, and each Fund has its own distinct investment objective and policies. Each Fund operates as a separate investment fund, and the income, gains and losses of one Fund generally have no effect on the investment performance of any other Fund.

The Funds are NOT available to the general public directly. The Funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the Funds have been established by investment advisers that manage publicly available mutual funds having similar names and investment objectives. While some of the Funds may be similar to, and may in fact be modeled after publicly available mutual funds, the Funds are not otherwise directly related to any publicly available mutual fund. Consequently, the investment performance of publicly available mutual funds and any similarly named Fund may differ substantially.

Payments We Receive. Some of the Funds’ investment advisers or affiliates may compensate us for providing the administrative, recordkeeping and reporting services they would normally be required to provide for individual shareholders or cost savings experienced by the investment advisers or affiliates of the Funds. Such compensation is typically a percentage of Series Account assets invested in the relevant Fund and generally may range up to 0.35% of net assets. GWFS Equities, Inc. (“GWFS”), a broker- dealer and subsidiary of Great-West and the principal underwriter and distributor of the Policy, may also receive Rule 12b-1 fees (ranging up to 0.25%) directly from certain Funds for providing distribution related services related to shares of Funds offered in connection with a Rule 12b-1 plan. If GWFS receives 12b-1 fees, combined compensation for administrative and distribution related services generally ranges up to 0.60% annually of Series Account assets invested in a Fund.

Such payments and fees create an incentive for us to offer portfolios (or classes of shares of portfolios) for which such payments and fees are available to us. We consider such payments and fees, among other things, when deciding to include a portfolio (or class or share of a portfolio) as an investment option under the Policy. Other available investment portfolios (or other available classes of shares of the portfolios) may have lower fees and better overall investment performance than the portfolios (or classes of shares of the portfolios) offered under the Policy.

If you purchased the Policy through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for services provided with regard to the sale of Fund shares to the Divisions under the Policy. The amount and/or structure of the compensation can possibly create a conflict of interest as it may influence the broker-dealer or other intermediary and your salesperson to present this Policy (and certain Divisions under the Policy) over other investment alternatives. The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the broker-dealer or other intermediary or your salesperson. You may ask your salesperson about variations and how he or she and his or her broker-dealer are compensated for selling the Policy or visit your financial intermediary’s Web site for more information.

Payments We Make. In addition to the direct cash compensation described above for sales of the Policies, Great-West and/or its affiliates may also pay GWFS agents additional cash and non-cash incentives to promote the sale of the Policies and other products distributed by GWFS, including Funds of Great-West Funds, Inc., which are available Funds under the Policies. Great-West and/or its affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which GWFS agents may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, Great-West and/or its affiliates may also pay for travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive payments may vary depending on the arrangement in place at any particular time. Cash incentives payable to GWFS agents may be based on certain performance measurements, including a percentage of the net amount invested in certain Funds available under the Policy. These additional payments could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a GWFS agent to recommend or sell the Policy instead of other products or recommend certain Funds under the Policy over other Funds, which may not necessarily be to your benefit.

Closed Divisions. Effective April 1, 2004, the Divisions investing in the following Funds were closed to new Owners: American Century VP International Fund (Class I Shares), American Century VP Income & Growth Fund (Class I Shares), AIM V.I. Core Stock Fund (now known as the Invesco V.I. Core Equity Fund) (Class I Shares) and Neuberger Berman AMT Guardian Portfolio (I Shares). However, Owners with amounts invested in the aforementioned Divisions as of April 1, 2004, may continue to allocate Premium payments and Transfer amounts into and out of such Divisions.

9

Effective May 1, 2005, the Divisions investing in the following Funds were closed to new Owners: AIM V.I. Technology Fund (now known as the Invesco V.I. Technology Fund) (Series I Shares), Federated American Leaders Fund II (Primary Shares) (now known as Federated Clover Value Fund II (Primary Shares)), Federated International Equity Fund II, Fidelity VIP Growth Portfolio (Service Class 2 Shares); Janus Aspen Worldwide Growth Portfolio (now known as the Janus Aspen Global Research Portfolio) (Institutional Shares), Great-West Small Cap Growth Fund (formerly the Maxim Small-Cap Growth Portfolio, which was formerly the Maxim Trusco Small-Cap Growth Portfolio, which was formerly the Maxim MFS® Small-Cap Growth Portfolio, now known as the Great-West S&P Small Cap 600® Index Fund), Neuberger Berman AMT Mid-Cap Growth Portfolio (I Shares). However, Owners with amounts invested in the aforementioned Divisions as of May 1, 2005, may continue to allocate Premium payments and Transfer amounts into and out of such Divisions.

Effective May 1, 2005, the Division investing in the following Fund was closed to all Owners: AIM V.I. Financial Services Fund (now known as the Invesco V.I. Diversified Dividend Fund) (Series I Shares). Premium payments and Transfers are not permitted into this Division.

Effective May 1, 2006, the Division investing in Maxim Ariel Mid-Cap Value Portfolio (now known as the Great-West Ariel Mid Cap Value Fund) was closed to new Owners. However, Owners with amounts invested in this Fund as of May 1, 2006, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Effective February 23, 2007, the Division investing in Dreyfus IP Emerging Leaders Portfolio (Initial Shares) was closed to all Owners and no Premium payments or Transfers are permitted into this Division.

Effective May 1, 2007, the Divisions investing in the following Funds were closed to new Owners: AIM V.I. Global Health Care (now known as the Invesco V.I. Global Health Care Fund) (Series I Shares), American Century VP Ultra (Class I Shares) and Dreyfus VIF Appreciation Portfolio (Initial Shares). However, Owners with amounts transferred in the aforementioned Divisions as of May 1, 2007, may continue to allocate Premium payments and Transfer amounts into and out of such Divisions.

Effective May 1, 2008, the Divisions investing in the following Funds were closed to new Owners: Dreyfus IP Technology Growth (Initial Shares), Federated High Income Bond Fund II (Primary Shares), Neuberger Berman AMT Small Cap Growth (S Shares) (formerly Neuberger Berman AMT Fasciano, now known as the Neuberger Berman AMT Mid Cap Growth Portfolio). However, Owners with amounts transferred in the aforementioned Division as of May 1, 2008, may continue to allocate Premium payments and Transfer amounts into and out of such Divisions.

Effective May 1, 2009, the Divisions investing in the following Funds were closed to new Owners: Deutsche Large Cap Value VIP (Class A Shares); Dreyfus IP MidCap Stock (Initial Shares); Fidelity VIP Investment Grade Bond (Service Class 2 Shares); Neuberger Berman AMT Partners (I Shares) (now known as the Neuberger Berman AMT Large Cap Value Portfolio); and VanEck VIP Emerging Markets Fund (Initial Class). However, Owners with amounts transferred in the aforementioned Division as of May 1, 2009, may continue to allocate Premium payments and Transfer amounts into and out of such Divisions.

Effective May 1, 2009, each of the following three Putnam Funds (IB Shares) are replaced with IA Shares: Putnam VT High Yield Fund; Putnam VT International New Opportunities Fund (now known as the Putnam VT International Growth Fund); and Putnam VT MidCap Value Fund (now known as the Putnam VT Multi-Cap Value Fund).

Effective April 30, 2010, the Division investing in the Federated Kaufmann Fund II is closed to new Owners, however, Owners with amounts transferred in to aforementioned Division as of April 30, 2010, may continue to allocate Premium payments and Transfer amounts into and out of such Division.

Effective April 30, 2013, the Great-West Invesco ADR Fund was merged into the Great-West MFS International Value Fund (Investor Class Shares).

Effective May 1, 2014, the Division investing in the Columbia Variable Portfolio – Small Cap Value Fund (Class 1 Shares) is closed to new Owners, however, Owners with amounts transferred in to aforementioned Division as of May 1, 2014, may continue to allocate Premium payments and Transfer amounts into and out of such Division.

Effective November 6, 2015, the Neuberger Berman AMT Small Cap Growth Portfolio (Class S) merged into the Neuberger Berman AMT Mid Cap Growth Portfolio (Class S).

Effective March 8, 2016, the Great-West Small Cap Growth Fund (Initial Class) merged into the Great-West S&P Small Cap 600®

10

Index Fund (Initial Class).

Effective April 20, 2017, the Division investing in the following Fund was closed to new Owners: JPMorgan Insurance Trust Intrepid Mid Cap Portfolio (Class I Shares).

Effective May 1, 2016, the Divisions investing in the following Funds were closed to new Owners: Alger Small Cap Growth Portfolio (Class I-2 Shares), Davis Value Portfolio, Deutsche Alternative Asset Allocation VIP (Class A Shares), Invesco V.I. Mid Cap Core Equity Fund (Series I Shares), Janus Aspen Overseas Portfolio (Institutional Shares), and Royce Capital Fund Small-Cap Portfolio (Service Class Shares). Owners with amounts invested in these Funds as of May 1, 2016 may continue to allocate Premium payments and Transfer amounts into and out of these Divisions.

Effective May 1, 2017, the Divisions investing in the following Funds were closed to new Owners: Deutsche Small Mid Cap Value VIP (Class A Shares), Great-West Aggressive Profile I Fund (Investor Class Shares), Great-West Moderately Aggressive Profile I Fund (Investor Class Shares), Great-West Moderate Profile I Fund (Investor Class Shares), Great-West Moderately Conservative Profile I Fund (Investor Class Shares), Great-West Conservative Profile I Fund (Investor Class Shares), Goldman Sachs VIT Mid Cap Value Fund (Institutional Shares), Lord Abbett Series Fund – Developing Growth Portfolio (Class VC Shares), and Royce Capital Fund MicroCap Portfolio (Service Class Shares). Owners with amounts invested in these Funds as of May 1, 2017 may continue to allocate Premium payments and Transfer amounts into and out of these Divisions.

Fund Investment Objectives. The investment objectives of the Funds are briefly described below:

Alger Portfolios (advised by Fred Alger Management, Inc.)

Alger Small Cap Growth Portfolio (Class I-2 Shares) The Fund seeks long-term capital appreciation. Effective May 1, 2016, the Division investing in this Fund is closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2016, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

American Century Variable Portfolios, Inc. (advised by American Century Investment Management, Inc.)

American Century Investments VP Capital Appreciation Fund (Class I Shares) The Fund seeks capital growth.

American Century Investments VP Income & Growth Fund (Class I Shares) The Fund seeks capital growth by investing in common stocks. Income is a secondary objective. Effective April 1, 2004, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of April 1, 2004, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

American Century Investments VP Inflation Protection Fund (Class II Shares) The Fund pursues long-term total return using a strategy that seeks to protect against U.S. inflation.

American Century Investments VP International Fund (Class I Shares) The Fund seeks capital growth. Effective April 1,2004, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of April 1, 2004, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

American Century Investments VP Ultra® Fund (Class I Shares) The Fund seeks long-term capital growth. Effective May 1, 2007, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in the Division as of May 1, 2007, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

American Century Investments VP Value Fund (Class I Shares) The Fund seeks long-term capital growth. Income is a secondary objective.

American Century Investments VP Mid Cap Value Fund (Class I Shares) The Fund seeks long-term capital growth. Income is a secondary objective.

American Funds Insurance Series (advised by Capital Research and Management Company)

American Funds IS® Global Small Capitalization Fund (Class 2 Shares) The Fund’s investment objective is to provide long-term growth of capital.

American Funds IS® Growth Fund (Class 2 Shares) The Fund’s investment objective is to provide growth of capital.

11

American Funds IS® International Fund (Class 2 Shares) The Fund’s investment objective is to provide long-term growth of capital.

American Funds IS® New World Fund (Class 2 Shares) The Fund’s investment objective is long-term capital appreciation.

BlackRock Variable Series Funds, Inc. (advised by BlackRock Advisors, LLC)

BlackRock Global Allocation V.I. Fund (Class I Shares) The investment objective of the Fund is to seek high total investment return.

Legg Mason Partners Variable Equity Trust (advised by Legg Mason Partners Fund Advisor, LLC)

ClearBridge Variable Mid Cap Core Portfolio (Class I Shares) The fund seeks long-term growth of capital.

ClearBridge Variable Small Cap Growth Portfolio (Class I Shares) The fund seeks long-term growth of capital.

Columbia Funds Variable Insurance Trust (advised by Columbia Management Investment Advisers, LLC)

Columbia Variable Portfolio Small Cap Value (Class 1 Shares) The Fund seeks long-term capital appreciation. Effective May 1, 2014, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2014, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Davis Variable Account Fund, Inc. (advised by Davis Selected Advisors, L.P.)

Davis Financial Portfolio The Fund seeks investment objective is long-term growth of capital.

Davis Value Portfolio The Fund seeks long-term growth of capital. Effective May 1, 2016, the Division investing in this Fund is closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2016, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Delaware VIP Trust (advised by Delaware Management Company)

Delaware VIP International Value Equity Series (Standard Shares) The fund seeks long-term growth without undue risk to principal.

Delaware VIP Small Cap Value Series (Service Shares) The fund seeks capital appreciation.

Deutsche Variable Series I (advised by Deutsche Investment Management Americas Inc.)

Deutsche Core Equity VIP (Class A Shares) The fund seeks long-term growth of capital, current income and growth of income.

Deutsche Global Small Cap VIP (Class A Shares) The fund seeks above-average capital appreciation over the long term.

Deutsche Variable Series II (advised by Deutsche Investment Management Americas Inc.)

Deutsche Alternative Asset Allocation VIP (Class A Shares) The fund seeks capital appreciation. Effective May 1, 2016, the Division investing in this Fund is closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2016, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Deutsche High Income VIP (Class A Shares) The fund seeks to provide a high level of current income.

Deutsche Small Mid Cap Value VIP (Class A Shares) The fund seeks long-term capital appreciation. Effective May 1, 2017, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in the Division as of May 1, 2017, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

12

Deutsche Large Cap Value VIP (Class A Shares) The fund seeks to achieve a high rate of total return. Effective May 1, 2009, the Division investing in this Fund was closed to new Owners however, Owners with amounts invested in this Division as of May 1, 2009, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Deutsche Investment VIT Funds (advised by Deutsche Investment Management Americas Inc.)

Deutsche Small Cap Index VIP (Class A Shares) The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies.

Dreyfus Stock Index Fund, Inc. (advised by The Dreyfus Corporation)

Dreyfus Stock Index Fund (Initial Shares) The fund seeks to match the total return of the Standard & Poor’s® 500 Composite Stock Price Index (S&P 500®).

Dreyfus Investment Portfolios (advised by The Dreyfus Corporation )

Dreyfus IP MidCap Stock Portfolio (Initial Shares) The fund seeks investment returns that are greater than the total return performance of publicly traded common stocks of medium-sized domestic companies in the aggregate, as represented by the Standard & Poor’s MidCap 400® Index (S&P 400 Index), and if such fees and/or charges were included, the fees and expenses would be higher. Effective May 1, 2009, the Division investing in this Fund was closed to new Owners however, Owners with amounts invested in this Division as of May 1, 2009, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Dreyfus IP Emerging Leaders Portfolio (Initial Shares) The Fund seeks capital growth. Effective February 23, 2007, Dreyfus IP Emerging Leaders Portfolio (Initial Shares) was closed to all Owners and no Premium payments or Transfers are permitted into this Division.

Dreyfus IP Technology Growth Portfolio (Initial Shares) The fund seeks capital appreciation. . Effective May 1, 2008, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2008, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Dreyfus Variable Investment Fund (advised by The Dreyfus Corporation )

Dreyfus VIF Appreciation Portfolio (Initial Shares) The fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. Fayez Sarofim & Co. is the sub-adviser to this Fund. Effective May 1, 2007, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in the Division as of May 1, 2007, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Dreyfus VIF International Equity Portfolio (Initial Shares) The fund seeks capital growth.

Eaton Vance Variable Trust (advised by Eaton Vance Management)

Eaton Vance VT Floating-Rate Income Fund (Initial Class Shares) The Fund’s investment objective is to provide a high level of current income.

Federated Insurance Series (advised by Federated Investment Management Company)

Federated High Income Bond Fund II (Primary Shares) The Fund’s investment objective is to seek high current income. Effective May 1, 2008, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2008, may continue to allocate Premium payments and Transfer amounts into and out of this Division. Advised by Federated Investment Management Company.

Federated Kaufmann Fund II (Primary Shares) The Fund seeks capital appreciation. Effective April 30, 2010, the Division investing this Fund was closed to new Owners; however, Owners with amounts in the Division as of April 30, 2010, may continue to allocate Premium payments and Transfer amounts into and out of this Division. Advised by Federated Equity Management Company of Pennsylvania.

Fidelity Variable Insurance Products (advised by Fidelity Management & Research Company)

13

Fidelity VIP Contrafund® Portfolio (Service Class 2 Shares) The Fund seeks long-term capital appreciation. FMR Co., Inc. and other investment advisers serve as sub-advisers for the Fund.

Fidelity VIP Growth Portfolio (Service Class 2 Shares) The Fund seeks to achieve capital appreciation. Effective May 1, 2005, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2005, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Fidelity VIP Investment Grade Bond Portfolio (Service Class 2 Shares) The Fund seeks to provide as high a level of current income as is consistent with the preservation of capital. Fidelity Investments Money Management, Inc. and other investment advisers serve as sub-advisers for the Fund. Effective May 1, 2009, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2009, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Fidelity VIP Mid Cap Portfolio (Service Class 2 Shares) The Fund seeks long-term growth of capital. FMR Co., Inc. and other investment advisers serve as sub-advisers for the Fund.

Goldman Sachs Variable Insurance Trust (advised by Goldman Sachs Asset Management)

Goldman Sachs Mid Cap Value Fund (Institutional Class Shares) The Fund seeks long-term capital appreciation. Effective May 1, 2017, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in the Division as of May 1, 2017, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Goldman Sachs VIT Multi-Strategy Alternatives Portfolio (Service Shares) The Fund seeks long-term growth of capital.

Great-West Funds, Inc. (advised by Great-West Capital Management, LLC, a wholly owned subsidiary of Great-West)

Great-West Ariel Mid Cap Value Fund (Investor Class Shares) The Fund seeks long-term capital appreciation. Ariel Investments, LLC is the sub-adviser to this Fund. Effective May 1, 2006, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2006, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Great-West Bond Index Fund (Investor Class Shares) The Fund seeks investment results that track the total return of the debt securities that comprise the Barclays Capital U.S. Aggregate Bond Index (the “Benchmark Index”).

Great-West Core Bond Fund (formerly Great-West Federated Bond Fund) (Investor Class Shares) The Fund seeks to provide total return, consisting of two components: (1) changes in the market value of its portfolio holdings (both realized and unrealized appreciation); and (2) income received from its portfolio holdings. Federated Investment Management Company and Wellington Management Company, LLP are the sub-advisers to this Fund.

Great-West Goldman Sachs Mid Cap Value Fund (Investor Class Shares) The Fund seeks long-term growth of capital. Goldman Sachs Asset Management, L.P. is the sub-adviser to this Fund.

Great-West Government Money Market Fund (formerly Great-West Money Market Fund) (Investor Class Shares) The Fund seeks as high a level of current income as is consistent with the preservation of capital and liquidity.

Investment in the Great-West Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund.

Great-West International Index Fund (Investor Class Shares) The Fund seeks investment results, before fees and expenses, that track the total return of the common stocks that comprise the MSCI EAFE (Europe, Australasia, Far East) Index (the “Benchmark Index”). Irish Life Investment Managers Limited is the sub-adviser to this Fund.

Great-West Invesco Small Cap Value Fund (Investor Class Shares) The Fund seeks long-term growth of capital. Invesco Advisers, Inc. is the sub-adviser to this Fund.

Great-West Loomis Sayles Bond Fund (Investor Class Shares) The Fund seeks high total investment return through a combination of current income and capital appreciation. Loomis, Sayles & Company, L.P. is the sub-adviser to this Fund.

14

Great-West Loomis Sayles Small Cap Value Fund (Investor Class Shares) The Fund seeks long-term capital growth. Loomis, Sayles & Company, L.P. is the sub-adviser to this Fund.

Great-West MFS International Value Fund (Investor Class Shares) The Fund seeks long-term capital growth. Effective April 30, 2013, the Great-West Invesco ADR Fund was merged into the Great-West MFS International Value Fund. Massachusetts Financial Services Company is the sub-adviser to this Fund.

Great-West Multi-Manager Large Cap Growth Fund (Investor Class Shares) The Fund seeks long-term growth of capital. Pioneer Investment Management, Inc. and J.P. Morgan Investment Management Inc. are the sub-advisers to this Fund.

Great-West Multi-Manager Small Cap Growth Fund (Investor Class Shares) The Fund seeks long-term capital appreciation. Lord, Abbett & Co., LLC, Peregrine Capital Management, Inc., and Putnam Investment Management, LLC are the sub-advisers to this Fund.

Great-West Real Estate Index Fund (Investor Class Shares) The Fund seeks investment results, before fees and expenses, that track the total return of a benchmark index that measures the performance of publicly traded equity real estate investment trusts (“REITs”). Irish Life Investment Managers Limited is the sub-adviser to this Fund.

Great-West S&P Mid Cap 400® Index Fund (Investor Class Shares) The Fund seeks investment results, before fees and expenses, that track the total return of the common stocks that comprise the Standard & Poor’s MidCap 400® Index (the “Benchmark Index”). Irish Life Investment Managers Limited is the sub-adviser to this Fund.

Great-West S&P Small Cap 600® Index Fund (Investor Class Shares) The Fund seeks investment results that track the total return of the common stocks that comprise the Standard & Poor’s (S&P) Small Cap 600® Index (the “Benchmark Index”). Irish Life Investment Managers Limited is the sub-adviser to this Fund.

Great-West Short Duration Bond Fund (Investor Class Shares) The Fund seeks maximum total return that is consistent with preservation of capital and liquidity.

Great-West T. Rowe Price Equity Income Fund (Investor Class Shares) The Fund seeks substantial dividend income and also long- term capital appreciation. T. Rowe Price Associates, Inc. is the sub-adviser to this Fund.

Great-West T. Rowe Price Mid Cap Growth Fund (Investor Class Shares) The Fund seeks long-term capital appreciation. T. Rowe Price Associates, Inc. is the sub-adviser to this Fund.

Great-West Templeton Global Bond Fund (Investor Class Shares) The Fund seeks current income with capital appreciation and growth of income. Franklin Advisers, Inc. is the sub-adviser to this Fund.

Great-West U.S. Government Mortgage Securities Fund (Investor Class Shares) The Fund seeks the highest level of return consistent with preservation of capital and substantial credit protection.

Great-West Profile I Funds

Each of the following five Profile Funds seeks to provide an asset allocation program designed to meet certain investment goals based on an investor’s risk tolerance, investment time horizon and personal objectives.

Great-West Aggressive Profile I Fund (Investor Class Shares) The Fund seeks long-term capital appreciation primarily through investments in Underlying funds that emphasize equity investments. Effective May 1, 2017, the Division investing in this Fund is closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2017, may continue to allocate Premium payments and Transfer amounts into and out of this Division. Effective June 16, 2017, this Portfolio will merge into the Great-West Aggressive Profile II Fund (Initial Class).

Great-West Moderately Aggressive Profile I Fund (Investor Class Shares) The Fund seeks long-term capital appreciation primarily through investments in Underlying Funds that emphasize equity investments and, to a lesser degree, in Underlying Funds that emphasize fixed income investments. Effective May 1, 2017, the Division investing in this Fund is closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2017, may continue to allocate Premium payments and Transfer amounts into and out of this Division. Effective June 16, 2017, this Portfolio will merge into the Great-West Moderately Aggressive Profile II Fund (Initial Class).

15

Great-West Moderate Profile I Fund (Investor Class Shares) The Fund seeks long-term capital appreciation primarily through investments in Underlying Funds with a relatively equal emphasis on equity and fixed income investments. Effective May 1, 2017, the Division investing in this Fund is closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2017, may continue to allocate Premium payments and Transfer amounts into and out of this Division. Effective June 16, 2017, this Portfolio will merge into the Great-West Moderate Profile II Fund (Initial Class).

Great-West Moderately Conservative Profile I Fund (Investor Class Shares) The Fund seeks income and capital appreciation primarily through investments in Underlying Funds that emphasize fixed income investments, and, to a lesser degree, in Underlying Funds that emphasize equity investments. Effective May 1, 2017, the Division investing in this Fund is closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2017, may continue to allocate Premium payments and Transfer amounts into and out of this Division. Effective June 16, 2017, this Portfolio will merge into the Great-West Moderately Conservative Profile II Fund (Initial Class).

Great-West Conservative Profile I Fund (Investor Class Shares) The Fund seeks capital preservation primarily through investments in Underlying Funds that emphasize fixed income investments. Effective May 1, 2017, the Division investing in this Fund is closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2017, may continue to allocate Premium payments and Transfer amounts into and out of this Division. Effective June 16, 2017, this Portfolio will merge into the Great-West Conservative Profile II Fund (Initial Class).

Great-West Profile II Funds

Each of the following five Profile Funds seeks to provide an asset allocation program designed to meet certain investment goals based on an investor’s risk tolerance, investment time horizon and personal objectives.

Great-West Aggressive Profile II Fund (Investor Class Shares) The Fund seeks long-term capital appreciation primarily through investments in Underlying Funds that emphasize equity investments. Effective June 16, 2017, this Portfolio will be renamed the Great-West Aggressive Profile Fund.

Great-West Moderately Aggressive Profile II Fund (Investor Class Shares) The Fund seeks long-term capital appreciation primarily through investments in Underlying Funds that emphasize equity investments and, to a lesser degree, in Underlying Funds that emphasize fixed income investments. Effective June 16, 2017, this Portfolio will be renamed the Great-West Moderately Aggressive Profile Fund.

Great-West Moderate Profile II Fund (Investor Class Shares) The Fund seeks long-term capital appreciation primarily through investments in Underlying Funds with a relatively equal emphasis on equity and fixed income investments. Effective June 16, 2017, this Portfolio will be renamed the Great-West Moderate Profile Fund.

Great-West Moderately Conservative Profile II Fund (Investor Class Shares) The Fund seeks income and capital appreciation primarily through investments in Underlying Funds that emphasize fixed income investments, and, to a lesser degree, in Underlying Funds that emphasize equity investments. Effective June 16, 2017, this Portfolio will be renamed the Great-West Moderately Conservative Profile Fund.

Great-West Conservative Profile II Fund (Investor Class Shares) The Fund seeks capital preservation primarily through investments in Underlying Funds that emphasize fixed income investments. Effective June 16, 2017, this Portfolio will be renamed the Great-West Conservative Profile Fund.

Great-West Lifetime Funds (advised by Great-West Capital Management, LLC)

Great-West Lifetime 2015 Fund (Investor Class Shares) The Fund seeks income and secondarily, capital growth.

Great-West Lifetime 2020 Fund (Investor Class Shares) The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2020, the Fund seeks income and secondarily, capital growth.

Great-West Lifetime 2025 Fund (Investor Class Shares) The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2025, the investment objective is to seek income and secondarily, capital growth.

Great-West Lifetime 2030 Fund (Investor Class Shares) The Fund seeks capital appreciation and income consistent with its

16

current asset allocation. After 2030, the Fund seeks income and secondarily, capital growth.

Great-West Lifetime 2035 Fund (Investor Class Shares) The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2035, the Fund seeks income and secondarily, capital growth.

Great-West Lifetime 2040 Fund (Investor Class Shares) The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2040, the Fund seeks income and secondarily, capital growth.

Great-West Lifetime 2045 Fund (Investor Class Shares) The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2045, the Fund seeks income and secondarily, capital growth.

Great-West Lifetime 2050 Fund (Investor Class Shares) The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2050, the Fund seeks income and secondarily, capital growth.

Great-West Lifetime 2055 Fund (Investor Class Shares) The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2055, the Fund seeks income and secondarily, capital growth.

Invesco Variable Insurance Funds (advised by Invesco Advisers, Inc.)

Invesco V.I. Core Equity Fund (Series I Shares) The Fund seeks is long-term growth of capital. Effective April 1, 2004, the AIM V.I. Core Stock Fund was closed to new Owners; Owners with amounts invested in this Division as of April 1, 2004, were permitted to continue to allocate Premium payments and Transfer amounts into and out of this Division. Effective May 1, 2006, the AIM V.I. Core Stock Fund merged into the AIM V.I. Core Equity Fund. Following the transaction, this Division investing in the AIM V.I. Core Equity Fund continues to be closed to new Owners; however, Owners with amounts invested in this Division may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Invesco V.I. Diversified Dividend Fund (Series I Shares) The Fund seeks to provide reasonable current income and long-term growth of income and capital. Effective May 1, 2005, the Division investing in this Fund was closed to all Owners and no Premium payments or Transfers are permitted into the Division.

Invesco V.I. Global Health Care Fund (Series I Shares) The Fund seeks long-term growth of capital. Effective May 1, 2007, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2007, may continue to allocate Premium payments and Transfer amounts into and out of this Divisions.

Invesco V.I. Global Real Estate Fund (Series I Shares) The Fundseeks total return through growth of capital and current income. Invesco Asset Management Limited is the sub-adviser for this Fund.

Invesco V.I. International Growth Fund (Series I Shares) The Fund seeks long-term growth of capital.

Invesco V.I. Mid Cap Core Equity Fund (Series I Shares) The Fund seeks long-term growth of capital. Effective May 1, 2016, the Division investing in this Fund is closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2016, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Invesco V.I. Technology Fund (Series I Shares) The Fund’s investment objective is long-term growth of capital. Effective May 1, 2005, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2005, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Janus Aspen Series - (advised by Janus Capital Management, LLC) Effective on or about June 2, 2017, this series will be renamed the Janus Henderson Series

Janus Aspen Balanced Portfolio (Institutional Shares) The Fund seeks long-term capital growth consistent with preservation of capital and balanced by current income. Effective on or about June 2, 2017, this Portfolio will be renamed the Janus Henderson Balanced Portfolio.

Janus Aspen Enterprise Portfolio (Institutional Shares) The Fund seeks long-term growth of capital. Effective on or about June 2, 2017, this Portfolio will be renamed the Janus Henderson Enterprise Portfolio.

Janus Aspen Flexible Bond Portfolio (Institutional Shares) The Fund seeks to obtain maximum total return, consistent with

17

preservation of capital. Effective on or about June 2, 2017, this Portfolio will be renamed the Janus Henderson Flexible Bond Portfolio.

Janus Aspen Forty Portfolio (Institutional Shares) The Fund seeks long-term growth of capital. Effective on or about June 2, 2017, this Portfolio will be renamed the Janus Henderson Forty Portfolio.

Janus Aspen Global Research Portfolio (Institutional Shares) The Fund seeks long-term growth of capital. Effective May 1, 2005, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2005, may continue to allocate Premium payments and Transfer amounts into and out of this Division. Effective on or about June 2, 2017, this Portfolio will be renamed the Janus Henderson Global Research Portfolio.

Janus Aspen Global Technology Portfolio (Institutional Shares) The Fund seeks long-term growth of capital. Effective on or about June 2, 2017, this Portfolio will be renamed the Janus Henderson Global Technology Portfolio.

Janus Aspen Overseas Portfolio (Institutional Shares) The Fund seeks long-term growth of capital. Effective May 1, 2016, the Division investing in this Fund is closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2016, may continue to allocate Premium payments and Transfer amounts into and out of this Division. Effective on or about June 2, 2017, this Portfolio will be renamed the Janus Henderson Overseas Portfolio.

JPMorgan Insurance Trust (advised by J.P. Morgen Investment Management Inc.)

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio (Class 1 Shares) The Portfolio seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations. Effective on/about May 19, 2017 this fund will be liquidated; as of the close of business May 17, 2017, the Liquidated Fund will close to new investors and new contributions. Effective as of the close of business May 19, 2017, any assets remaining in the Sub-Account for the Liquidated Fund will become invested in the Sub-Account for the Great-West Government Money Market Fund unless alternate arrangements are made prior to that time.

JPMorgan Insurance Trust Small Cap Core Portfolio (Class 1 Shares) The Portfolio seeks capital growth over the long term.

JPMorgan Insurance Trust U.S. Equity Portfolio (Class 1 Shares) The Fund seeks to provide high total return from a portfolio of selected equity securities.

Lord Abbett Series Fund, Inc. (advised by Lord, Abbett & Co. LLC.)

Lord Abbett Developing Growth Portfolio (Class VC Shares) The Fund’s investment objective is long-term growth of capital. Effective May 1, 2017, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in the Division as of May 1, 2017, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

MFS® Variable Insurance Trust (advised by Massachusetts Financial Service Company)

MFS® VIT Mid Cap Growth Series (Initial Class Shares) The Fund seeks capital appreciation.

MFS® VIT Research Series (Initial Class Shares) The Fund seeks capital appreciation.

MFS® VIT Total Return Bond Series (Initial Class Shares) The Fund seeks total return with an emphasis on current income, but also considering capital appreciation.

MFS® VIT Value Series (Initial Class Shares) The Fund seeks capital appreciation.

MFS® Variable Insurance Trust III (advised by Massachusetts Financial Service Company)

MFS® VIT III Blended Research Small Cap Equity Portfolio (Initial Class Shares) The Fund seeks capital appreciation.

MFS® VIT III Global Real Estate Portfolio (Initial Class Shares) The Fund seeks total return.

18

MFS® VIT III Mid Cap Value Portfolio (Initial Class Shares) The Fund seeks capital appreciation.

Neuberger Berman Advisers Management Trust (advised by Neuberger Berman Investment Advisers, LLC)

Neuberger Berman AMT Guardian Portfolio (Class I Shares) The Fund seeks long-term growth of capital; current income is a secondary goal. Effective April 1, 2004, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of April 1, 2004, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Neuberger Berman AMT Large Cap Value Portfolio (Class I Shares) The Fund seeks long-term growth of capital. Effective May 1, 2009, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2009, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Neuberger Berman AMT Mid-Cap Growth Portfolio (Class I Shares) The Fund seeks growth of capital. Effective May 1, 2005, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2005, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Neuberger Berman AMT Mid-Cap Growth Portfolio (Class S Shares) The Fund seeks growth of capital. Effective May 1, 2008 the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2008, may continue to allocate Premium payments and Transfer amounts into and out of the Division.

Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio (Class I Shares) The Fund seeks growth of capital.

Neuberger Berman AMT Socially Responsive Portfolio (Class I Shares) The Fund seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s financial criteria and social policy.

Oppenheimer Variable Account Funds (advised by OFI Global Asset Management, Inc.)

Oppenheimer Main Street Small Cap Fund®/VA (Non-Service Shares) The Fund seeks capital appreciation.

PIMCO Variable Insurance Trust (advised by Pacific Investment Management Company, LLC)

PIMCO VIT CommodityRealReturn® Strategy Portfolio (Administrative Class Shares) The Fund seeks maximum real return, consistent with prudent investment management.

PIMCO VIT Global Bond Portfolio (Unhedged) (Administrative Class Shares) The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO VIT High Yield Portfolio (Administrative Class Shares ) The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO VIT Low Duration Portfolio (Administrative Class Shares ) The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO VIT Real Return Portfolio (Administrative Class Shares ) The Fund seeks maximum real return, consistent with preservation of real capital and prudent investment management.

PIMCO VIT Total Return Portfolio (Administrative Class Shares ) The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Pioneer Variable Contracts Trust (advised by Pioneer Investment Management, Inc.)

Pioneer Real Estate Shares VCT Portfolio (Class I Shares) The Fund seeks long-term growth of capital. Current income is a secondary objective.

Putnam Variable Trust (advised by Putnam Investment Management, LLC)

19

Putnam VT Equity Income Fund (Class IA Shares) The Fund seeks capital growth and current income.

Putnam VT Global Asset Allocation Fund (Class IA Shares) The Fund seeks long-term return consistent with preservation of capital.

Putnam VT Global Equity Fund (Class IA Shares) The Fund seeks capital appreciation.

Putnam VT Growth Opportunities Fund (Class IA Shares) The Fund seeks capital appreciation.

Putnam VT High Yield Fund (Class IA Shares) The Fund seeks high current income. Capital growth is a secondary goal when consistent with achieving high current income.

Putnam VT Income Fund (Class IB Shares) The Fund seeks high current income consistent with what Putnam Investment

Management, LLC believes to be prudent risk.

Putnam VT International Growth Fund Class (IA Shares) The Fund seeks long-term capital appreciation.

Putnam VT International Value Fund (Class IA Shares) The Fund seeks capital growth. Current income is a secondary objective.

Putnam VT Multi-Cap Value Fund (Class IA Shares) The Fund seeks capital appreciation and, as a secondary objective, current income.

Putnam VT Research Fund (Class IA Shares) The Fund seeks capital appreciation.

Royce Capital Fund (advised by Royce & Associates, LP)

Royce Micro-Cap Portfolio (Service Class Shares) The Fund seeks long-term growth of capital. Effective May 1, 2017, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in the Division as of May 1, 2017, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Royce Small-Cap Portfolio (Service Class Shares) The Fund seeks long-term growth of capital. Effective May 1, 2016, the Division investing in this Fund is closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2016, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

T. Rowe Price Equity Series, Inc. (advised by T. Rowe Price Associates, Inc.)

T. Rowe Price Blue Chip Growth Portfolio - Class II Shares The Fund seeks to provide long-term capital growth. Income is a secondary objective.

VanEck Worldwide Insurance Trust (advised by Van Eck Associates Corporation)

VanEck VIP Emerging Markets Fund (Initial Class Shares) The Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. Effective May 1, 2009, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2009, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

VanEck VIP Global Hard Assets Fund (Initial Class Shares) The Fund seeks long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.

You should contact your representative for further information on the availability of the Divisions.

Each Fund is subject to certain investment restrictions and policies that may not be changed without the approval of a majority of the shareholders of the Fund. See the Fund prospectuses for further information.

We automatically reinvest all dividends and capital gain distributions from the Funds in shares of the distributing Fund at their net asset value. The income and realized and unrealized gains or losses on the assets of each Division are separate and are credited to, or

20

charged against, the particular Division without regard to income, gains or losses from any other Division or from any other part of our business. We will use amounts you allocate to a Division to purchase shares in the corresponding Fund and will redeem shares in the Funds to meet Policy obligations or make adjustments in reserves. The Funds are required to redeem their shares at net asset value and to make payment within seven days.

The Funds may also be available to separate accounts offering variable annuity, variable life products and qualified plans of other affiliated and unaffiliated insurance companies, as well as our other separate accounts. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Series Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of Owners and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Owners, including withdrawal of the Series Account from participation in the Funds that are involved in the conflict or substitution of shares of other Funds.

Voting. We are the legal owner of all shares of the Funds held in the Divisions of the Series Account. In general, you do not have a direct right to vote the Fund shares held in the Divisions of the Series Account. However, under current law, you are entitled to give us instructions on how to vote the shares held in the Divisions. At regular and special shareholder meetings, we will vote the shares held in the Divisions in accordance with those instructions received from Owners who have an interest in the respective Divisions.

We will vote shares held in each Division for which no timely instructions from Owners are received, together with shares not attributable to a Policy, in the same proportion as those shares in that Division for which instructions are received.

The number of shares in each Division for which instructions may be given by an Owner is determined by dividing the portion of the Account Value derived from participation in that Division, if any, by the value of one share of the corresponding Fund. We will determine the number as of the record date chosen by the Fund. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the shareholders’ meeting.

We may, if required by state insurance regulators, disregard voting instructions if those instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Funds, or to approve or disapprove an investment management contract. In addition, we may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that we reasonably disapprove of those changes in accordance with applicable federal regulations. If we disregard voting instructions, we will advise you of that action and our reasons for it in our next communication to Owners.

This description reflects our current view of applicable federal securities law. Should the applicable federal securities laws change so as to permit us to vote shares held in the Series Account in our own right, we may elect to do so.

Fixed Account

The Fixed Account is part of our General Account. We have absolute ownership of the assets in the Fixed Account. Except as limited by law, we have sole control over the investment of the General Account assets. You do not share in the investment experience of the General Account, but are allowed to allocate and transfer Account Value into the Fixed Account. We assume the risk of investment gain or loss on this amount. All assets in the General Account are subject to our general liabilities from business operations. The Fixed Account does not participate in the investment performance of the Sub-Accounts. The Policy gives the Company the right to impose limits on the amount each Owner can invest in the Fixed Account and such limits are subject to change at the sole discretion of the Company.

The Fixed Account is not registered with the SEC under the Securities Act of 1933. Neither the Fixed Account nor the General Account have been registered as an investment company under the 1940 Act. As a result, neither the Fixed Account nor the General Account are generally subject to regulation under either Act. However, certain disclosures may be subject to generally applicable provisions of the federal securities laws regarding the accuracy of statements made in registration statements.

The Fixed Account offers a guarantee of principal, after deductions for fees and expenses. We also guarantee that the amounts you allocate to the Fixed Account will earn interest at a rate of at least the minimum guaranteed interest rate indicated in your Policy. We do not rely on predetermined formulas to set Fixed Account interest rates. We will review the interest rate at least once a year, but at the Company’s discretion we may reset the interest rate monthly.

The Fixed Account may not be available in all states.

21

Employer-Financed Insurance Purchase Arrangements--Tax and Other Legal Issues

In addition to corporations and other employers, the Policy is also available for purchase by individuals whose employers will pay some or all of the Premiums due under the Policy pursuant to an employer-financed insurance purchase arrangement. In such cases, references in this prospectus to the “Owner” of the Policy will refer to the individual and, depending on the context, references to the “payment of premiums” will refer to payments to Great-West under the Policy by the employer and/or by the employee.

Employers and employees contemplating the purchase of a Policy as a part of an employer-financed insurance purchase arrangement should consult qualified legal and tax counsel with regard to the issues presented by such a transaction. For this purpose, an employer-financed insurance purchase arrangement is a plan or arrangement which contemplates that an employer will pay one or more Premiums for the purchase of a Policy that will be owned, subject to certain restrictions, by an employee or by a person or entity designated by the employee.

The general considerations applicable to such a purchase include the following:

1.

Payments by the employer under an employer-financed insurance purchase arrangement will only be deductible for income tax purposes when the payments are taxable to the employee with respect to whom they are made.

2.

Imposition of certain types of restrictions, specifically a substantial risk of forfeiture, on the purchased Policy may defer both the deductibility of the payments to the employer and their taxability to the employee.

3.	The payment of some or all of the Premiums by the employer may create an ERISA welfare benefit plan which is subject to the reporting, disclosure, fiduciary and enforcement provisions of ERISA.

4.	The payment of some or all of the Premiums by the employer will not prevent the Owner from being treated as the owner of the Policy for federal income tax purposes.

5.	Under some circumstances, the failure of the employer to make one or more of the planned Premiums under the Policy may cause a lapse of the Policy.

6.

An employee considering whether to participate in an employer-financed insurance purchase arrangement should consider whether the financial and tax benefits of the ownership of the Policy outweigh the costs, such as sales loads and cost of insurance charges that will be incurred as a result of the purchase and ownership of the Policy.

7.

An employee considering whether to participate in an employer-financed insurance purchase arrangement should consider whether the designation of another person or entity as the owner of the Policy will have adverse consequences under applicable gift, estate, or inheritance tax laws.

8.

An employee considering whether to participate in an employer-financed insurance purchase arrangement should consider whether the financial performance of the Policy will support any planned withdrawals or borrowings under the Policy.

9.

In an employer-financed insurance purchase arrangement, the procedures described in the “Market Timing & Excessive Trading” section below, which are designed to prevent or minimize market timing and excessive trading by Owners may, in certain circumstances, require us to perform standardized trade monitoring; in other circumstances such monitoring will be performed by the Fund. Certain Funds require us to provide reports of the Owner’s trading activity, if prohibited trading, as defined by the Fund, is suspected. The determination of whether there is prohibited trading based on the Funds’ definition of prohibited trading may be made by us or by the Fund. The Fund determines the restrictions imposed, which could be one of the four restrictions described below or by restricting the Owner from making Transfers into the identified Fund for the period of time specified by the Fund.

Charges and Deductions

The Policy has insurance features and investment features, and there are costs related to each. This section describes the fees and charges that we may make under the Policy to compensate for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges we deduct under this Policy may result in a profit to us.

Expense Charge Applied to Premium. We will deduct a maximum charge of 10% from each Premium payment, which is broken

22

down as follows. A maximum of 6.5% will be deducted as sales load to compensate us in part for sales and promotional expenses in connection with selling the Policies, such as commissions, the cost of preparing sales literature, other promotional activities and other direct and indirect expenses. A maximum of 3.5% of Premium will be used to cover Premium taxes and certain federal income tax obligations resulting from the receipt of Premiums. All states and some cities and municipalities impose taxes on Premiums paid for life insurance, which generally range from 2% to 4% of Premium but may exceed 4% in some states. The amount of your state’s Premium tax may be higher or lower than the amount attributable to Premium taxes that we deduct from your Premium payments.

The current expense charge applied to Premium for sales load is 5.5% of Premium up to target and 3.0% of Premium in excess of target for Policy Years 1 through 10. Your target Premium will depend on the initial Total Face Amount of your Policy, your Issue Age, your sex (except in unisex states), and rating class (if any) which equals the maximum Premium payable under the seven-pay test such that the Policy remains compliant with section 7702A of the Code. Thereafter, there is no charge for sales load. The current expense charge applied to Premium to cover our Premium taxes and the federal tax obligation described above is 3.5% in all Policy Years.

Where permitted by applicable state insurance law and for corporate owned policies only, if your Policy is surrendered for the Surrender Benefit (Account Value less any outstanding Policy loans and less accrued loan interest) within the first seven Policy Years, we will return a percentage of the expense charge. The return of expense charge will be a percentage of your Account Value on the date the Request for surrender was received by us at our Corporate Headquarters. This amount will be in addition to the Surrender Benefit.

The return of expense charge is based on the following:

Policy Year	Percentage of Account Value Returned
Year 1	6%
Year 2	5%
Year 3	4%
Year 4	3%
Year 5	2%
Year 6	1%
Year 7+	0%

As described under the heading “Term Life Insurance Rider” below, we may offer a term life insurance rider that may have the effect of reducing the sales charge you pay on purchasing an equivalent amount of insurance. We offer this rider in circumstances that result in the savings of sales and distribution expenses and administrative costs. To qualify, a corporation, employer, or other purchaser must satisfy certain criteria such as, for example, the number of Policies it expects to purchase and the expected Total Face Amount under all such Policies. Generally, the sales contacts and effort and administrative costs per Policy depend on factors such as the number of Policies purchased by a single Owner, the purpose for which the Policies are purchased, and the characteristics of the proposed Insureds. The amount of reduction and the criteria for qualification are related to the sales effort and administrative costs resulting from sales to a qualifying Owner. Great-West from time to time may modify on a uniform basis both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Owners funded by the Series Account.

Mortality and Expense Risk Charge. This charge is for the mortality and expense risks we assume with respect to the Policy. It is based on an annual rate that we accrue against each Division of the Series Account on a daily basis and deduct on the first day of each Policy month by cancelling accumulation units on a pro-rata basis across all Sub-Accounts. We convert the mortality and expense risk charge into a daily rate by dividing the annual rate by 365. The mortality and expense risk charge will be determined by us from time to time based on our expectations of future interest, mortality experience, persistency, expenses and taxes, but will not exceed 0.90% annually. Currently, the charge is 0.40% for Policy Years 1 through 5, 0.25% for Policy Years 6 through 20 and 0.10% thereafter. On surrender and payment of the death benefit, we will deduct the pro-rata portion of the mortality and expense risk charge that has accrued.

Because the value of your Sub-Accounts can vary from month-to-month, the monthly deduction for the mortality and expense risk charge will also vary. If the amount the mortality and expense risk charge is insufficient to cover the costs resulting from the mortality and expense risks that we assume, we will bear the loss. If the amount we charge is more than sufficient to cover such costs,

23

we will make a profit on the charge. To the extent that we do make a profit from this charge, we may use this profit for any corporate purpose, including the payment of administrative, marketing, distribution, and other expenses in connection with the Policies. The mortality risk we assume is that the group of lives insured under the Policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that the costs of issuing and administering Policies may be more than we estimated.

Monthly Deduction. We make a monthly deduction from your Account Value on the Policy Date and the first day of each Policy Month. This monthly deduction will be charged proportionally to the amounts in the Divisions.

The monthly deduction equals the sum of 1, 2, 3, 4 and 5 where:

1.	is the cost of insurance charge (the monthly risk charge) equal to the current monthly risk rate (described below) multiplied by the net amount at risk divided by 1,000;
2.	is the service charge;
3.	is the monthly cost of any additional benefits provided by riders which are a part of your Policy;
4.	is any extra risk charge if the Insured is in a rated class as specified in your Policy; and
5.	is the accrued mortality and expense risk charge.

The net amount at risk equals:

•	the death benefit divided by 1.00327374; less
•	your Account Value on the first day of a Policy Month prior to assessing the monthly deduction.

If there are increases in the Total Face Amount other than increases caused by changes in the death benefit option, the monthly deduction described above is determined separately for the initial Total Face Amount and each increase in the Total Face Amount. In calculating the net amount at risk, your Account Value will first be allocated to the most recent increase in the death benefit and then to each increase in the Total Face Amount in the reverse order in which the increases were made.

Monthly Risk Rates. The monthly risk rate is used to determine the cost of insurance charge (monthly risk charge) for providing insurance coverage under the Policy. The monthly risk rate is applied to the amount at risk. The monthly risk rates (except for any such rate applicable to an increase in the Total Face Amount) are based on the length of time your Policy has been in force and the Insured’s sex (in the case of non-unisex Policies) and Issue Age. If the Insured is in a rated class as specified in your Policy, we will deduct an extra risk charge that reflects that class rating. The monthly risk rates applicable to each increase in the Total Face Amount are based on the length of time the increase has been in force and the Insured’s sex (in the case of non-unisex Policies), Issue Age, and class rating, if any. The monthly risk rates will be determined by us from time to time based on our expectations of future experience with respect to mortality, persistency, interest rates, expenses and taxes, but will not exceed the guaranteed maximum monthly risk rates based on the 2001 Commissioner’s Standard Ordinary, Age Nearest Birthday, Male/Female, Smoker/Non-Smoker Ultimate Mortality Table (“2001 CSO”). Currently, the guaranteed minimum monthly risk charge is $0.02 per $1000 and the guaranteed maximum is $83.33 per $1000. If your Policy is issued in Montana, unisex rates are charged and these rates will never exceed the male Smoker Ultimate Mortality Table.

The guaranteed maximum monthly risk rates reflect any class rating applicable to the Policy. We have filed a detailed statement of our methods for computing Account Values with the insurance department in each jurisdiction where the Policy was delivered. These values are equal to or exceed the minimum required by law.

The monthly risk rate is greater on policies that require less underwriting to be performed regardless of the health of the individual. Monthly risk rate charges will be greatest on guaranteed issue policies, followed by simplified issue policies, then fully underwritten policies.

Service Charge. We will deduct a maximum of $15 from your Account Value on the first day of each Policy Month to cover our administrative costs, such as salaries, postage, telephone, office equipment and periodic reports. This charge may be increased or decreased by us from time to time based on our expectations of future expenses, but will never exceed $15 per Policy Month. The service charge will be deducted proportionally from the Divisions. The current service charge is $10 per Policy Month for Policy Years 1 through 3 and $7.50 per Policy Month thereafter.

Transfer Fee. A maximum administrative charge of $10 per Transfer of Account Value from one Division to other Divisions will be deducted from your Account Value for all Transfers in excess of 12 made in the same Policy Year. The allocation of your Initial Premium from the Great-West Government Money Market Division to your selected Divisions will not count toward the 12 free Transfers. Similarly, Transfers made under dollar cost averaging and periodic rebalancing under the rebalancer option are not subject to the fee and do not count as Transfers for this purpose (except a one-time rebalancing under the rebalancer option will count as one

24

Transfer). All Transfers Requested on the same Business Day will be aggregated and counted as one Transfer. The current charge is $10 per Transfer.

Partial Withdrawal Fee. A maximum administrative fee of $25 will be deducted from your Account Value for all partial withdrawals after the first made in the same Policy Year. The partial withdrawal fee will be deducted proportionally from all Divisions.

Surrender Charges. Your Policy has no surrender charges.

Change of Death Benefit Option Fee. A maximum administrative fee of $100 will be deducted from your Account Value each time you change your death benefit option. The change of death benefit fee will be deducted proportionally from all Divisions.

Fund Expenses. You indirectly bear the charges and expenses of the Funds whose shares are held by the Divisions to which you allocate your Account Value. The Series Account purchases shares of the Funds at net asset value. Each Fund’s net asset value reflects investment advisory fees and administrative expenses already deducted from the Fund’s assets. For more information concerning the investment advisory fees and other charges against the Funds, see the Fund prospectuses and the statements of additional information for the Funds, which are available upon Request.

We may receive compensation from the investment advisers or administrators of the Funds. Such compensation will be consistent with the services we provide or the cost savings resulting from the arrangement and, therefore, may differ between Funds. See “Payments We Receive” above.

General Description of Policy

Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Policy is in force, there is no Policy Debt and current federal tax laws apply. The Policy described in this prospectus is offered to corporations and other employers to provide life insurance coverage in connection with, among other things, deferred compensation plans and employer-financed insurance purchase arrangements. We issue Policies on the lives of prospective Insureds who meet our underwriting standards.

Policy Rights

Owner. While the Insured is alive, unless you have assigned any of these rights, you may:

•	transfer ownership to a new Owner;
•	name a contingent owner who will automatically become the Owner of the Policy if you die before the Insured;
•	change or revoke a contingent owner;
•	change or revoke a Beneficiary (unless a previous Beneficiary designation was irrevocable);
•	exercise all other rights in the Policy;
•	increase or decrease the Total Face Amount, subject to the other provisions of the Policy; and
•	change the death benefit option, subject to the other provisions of the Policy.

When you transfer your rights to a new Owner, you automatically revoke any prior contingent owner designation. When you want to change or revoke a prior Beneficiary designation, you have to specify that action. You do not affect a prior Beneficiary when you merely transfer ownership, or change or revoke a contingent owner designation.

You do not need the consent of a Beneficiary or a contingent owner in order to exercise any of your rights. However, you must give us written notice satisfactory to us of the Requested action. Your Request will then, except as otherwise specified herein, be effective as of the date you signed the form, subject to any action taken before it was received by us.

Beneficiary. The Beneficiary has no rights in the Policy until the death of the Insured, except an irrevocable Beneficiary cannot be changed without the consent of that Beneficiary. If a Beneficiary is alive at that time, the Beneficiary will be entitled to payment of the Death Benefit Proceeds as they become due.

Policy Limitations

Allocation of Net Premiums. Except as otherwise described herein, your net Premium will be allocated in accordance with the allocation percentages you select. Percentages must total 100% and can be up to two decimal places.

We will credit Premium payments received prior to the end of the free look period as described in the “Free Look Period” section of

25

this prospectus.

You may change your allocation percentages at any time by Request.

Transfers Among Divisions. Subject to our rules as they may exist from time to time, you may at any time after the Free-Look Period Transfer to another Division all or a portion of the Account Value allocated to a Division. We will make Transfers pursuant to a Request.

Transfers may be Requested by indicating the Transfer of either a specified dollar amount or a specified percentage of the Division’s value from which the Transfer will be made.

Transfer privileges are subject to our consent. We reserve the right to impose limitations on Transfers, including, but not limited to: (1) the minimum amount that may be Transferred; and (2) the minimum amount that may remain in a Division following a Transfer from that Division.

A fee of $10 per Transfer will apply for all Transfers in excess of 12 made in a Policy Year. We may increase or decrease the Transfer charge; however, it is guaranteed to never exceed $10 per Transfer. All Transfers Requested on the same Business Day will count as only one Transfer toward the 12 free Transfers. The Transfer of your Initial Premium from the Great-West Government Money Market Division to your selected Divisions does not count toward the 12 free Transfers. Likewise, any Transfers under dollar cost averaging or periodic rebalancing of your Account Value under the rebalancer option do not count toward the 12 free Transfers (a one time rebalancing, however, will be counted as one Transfer).

Fixed Account Transfers. Transfers into the Fixed Account are limited to once every 60 days. If the Company has imposed a limit on the amount that can be allocated to the Fixed Account, then your Transfer will be rejected if it would cause the value of the Fixed Account to exceed such limit. Transfers from the Fixed Account may only be made once per year. The maximum to be transferred out will be the greater of 25% of your balance in the Fixed Account or the amount of the Transfer in the previous 365 day period.

Market Timing & Excessive Trading. The Policies are intended for long-term investment and not for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of Owners in the Funds. Market timing generally involves frequent or unusually large transfers that are intended to take advantage of short-term fluctuations in the value of a Fund’s portfolio securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large transfers may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of portfolio securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

We maintain procedures designed to discourage market timing and excessive trading by Owners. As part of those procedures, we will rely on the Funds to monitor for such activity. If a Fund believes such activity has occurred, we will scrutinize the Owner’s activity and request a determination from the Fund as to whether such activity constitutes market timing or excessive trading. If the Fund determines that the activity constitutes market timing or excessive trading, we will contact the Owner in writing to request that market timing and/or excessive trading stop immediately. We will then provide a subsequent report of the Owner’s trading activity to the Fund. If the Fund determines that the Owner has not ceased improper trading, and upon request of the Fund, we will inform the Owner in writing that a trading restriction is being implemented. The four possible trading restrictions are:

•

Restrict the Owner to inquiry-only access for the web and voice response unit so that the Owner will only be permitted to make Transfer Requests by written Request mailed to us through U.S. mail (“U.S. Mail Restriction”); the Owner will not be permitted to make Transfer Requests via overnight mail, fax, the web, or the call center. Once the U.S. Mail Restriction has been in place for 180 days, the restricted Owner may Request that we lift the U.S. Mail Restriction by signing, dating and returning a form to us whereby the Owner acknowledges the potentially harmful effects of market timing and/or excessive trading on Funds and other investors, represents that no further market timing or excessive trading will occur, and acknowledges that we may implement further restrictions, if necessary, to stop improper trading by the Owner;

•	Close the applicable Fund to all new monies, including contributions and Transfers in;
•	Restrict all Owners to one purchase in the applicable Fund per 90 day period; or
•	Remove the Fund as an investment option and convert all allocations in that Fund to a different investment option.

The discretionary nature of our procedures creates a risk that we may treat some Owners differently than others.

Our market timing and excessive trading procedures are such that we do not impose trading restrictions unless or until a Fund first detects and notifies us of potential market timing or excessive trading activity. Accordingly, we cannot prevent all market timing or excessive trading transfer activity before it occurs, as it may not be possible to identify it

26

unless and until a trading pattern is established. To the extent the Funds do not detect and notify us of market timing and/or excessive trading or the trading restrictions we impose fail to curtail it, it is possible that a market timer or excessive trader may be able to make market timing and/or excessive trading transactions with the result that the management of the Funds may be disrupted and the Owners may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the affected Funds.

We endeavor to ensure that our procedures are uniformly and consistently applied to all Owners, and we do not exempt any Owners from these procedures. In addition, we do not enter into agreements with Owners whereby we permit market timing or excessive trading. Subject to applicable state law and the terms of each Policy, we reserve the right without prior notice to modify, restrict, suspend or eliminate the Transfer privileges (including telephone Transfers) at any time, to require that all Transfer Requests be made by you and not by your designee, and to require that each Transfer Request be made by a separate communication to us. We also reserve the right to require that each Transfer Request be submitted in writing and be signed by you.

The Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Funds should describe any such policies and procedures. The frequent trading policies and procedures of a Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage market timing and excessive trading. For example, a Fund may impose a redemption fee. Owners should also be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the respective Funds that would be affected by the Transfers.

We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on Owners engaging in market timing or excessive trading. In addition, our orders to purchase shares of the Funds are generally subject to acceptance by the Fund, and in some cases a Fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any Owner’s Transfer Request if our order to purchase shares of the Fund is not accepted by, or is reversed by, an applicable Fund.

You should note that other insurance companies and retirement plans may invest in the Funds and that those companies or plans may or may not have their own policies and procedures on frequent transfers. You should also know that the purchase and redemption orders received by the Funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. Omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The nature of such orders may limit the Funds’ ability to apply their respective frequent trading policies and procedures. As a result, there is a risk that the Funds may not be able to detect potential market timing and/or excessive trading activities in the omnibus orders they receive. We cannot guarantee that the Funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that invest in the Funds. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent transfer activity, it may affect the value of your investments in the Funds. In addition, if a Fund believes that an omnibus order we submit may reflect one or more Transfer Requests from an Owner engaged in frequent transfer activity, the Fund may reject the entire omnibus order and thereby interfere with our ability to satisfy your Request even if you have not made frequent Transfers. For Transfers into more than one investment option, we may reject or reverse the entire Transfer Request if any part of it is not accepted by or is reversed by a Fund.

Exchange of Policy. You may exchange your Policy for a new policy issued by Great-West that does not provide for variable benefits. The new policy will have the same Policy Date, Issue Age, and Insured as your Policy on the date of the exchange. The exchange must be made within 24 Policy Months after the Issue Date of your Policy and all Policy Debt must be repaid.

The cash value of your current Policy will be applied to the new policy as the Initial Premium.

Age Requirements. An Insured’s Issue Age must be between 20 and 85 for Policies issued on a fully underwritten basis and between

20 and 70 for Policies issued on a guaranteed underwriting or a simplified underwriting basis.

Policy or Registrant Changes

Addition, Deletion or Substitution of Investment Options. Great-West selects the investment options offered though the Contract based on several criteria, including but not limited to asset class coverage, brand recognition, the reputation and tenure of the adviser or sub-adviser, expenses, performance, marketing, availability, investment conditions, and the qualifications of each investment company. Another factor we consider is whether the investment option or an affiliate of the investment option will compensate Great- West for providing certain administrative, marketing, or support services that would otherwise be provided by the investment option,

27

its investment adviser, or its distributor. For more information on such compensation, see “Charges and Deductions” in this prospectus. When we develop and offer a variable annuity product in cooperation with a fund family or a distributor, Great-West will generally include investment options based on recommendations made by the fund family or the distributor, whose selection criteria may differ from our own. We have selected investment options of the Great-West Funds at least in part because they are managed by our directly owned subsidiary.

Great-West does not control the investment options and cannot guarantee that any of the investment options will always be available for allocation of Contributions or Transfers. We retain the right to make changes in the Series Account and in its investments, including the right to establish new sub-accounts or to eliminate existing sub-accounts.

Great-West periodically reviews each investment option and reserves the right to discontinue the offering of any investment option if we determine the investment option no longer meets one or more of the criteria, or if the investment option has not attracted significant allocations. If an investment option is discontinued, we may substitute shares of another investment option or shares of another investment company for the discontinued investment option’s shares. Any share substitution will comply with the requirements of the 1940 Act. If you are contributing to a sub-account corresponding to an investment option that is being discontinued, you will be given notice prior to the investment option’s elimination. Before a sub-account is eliminated, we will notify you and request that you reallocate the amounts invested in the sub-account to be eliminated.

Entire Contract. Your entire contract with us consists of the Policy, including the attached copy of your application and any attached copies of supplemental applications for increases in the Total Face Amount, any endorsements and any riders. Any illustrations prepared in connection with the Policy do not form a part of our contract with you and are intended solely to provide information about how values under the Policy, such as Cash Surrender Value, death benefit and Account Value, will change with the investment experience of the Divisions, and such information is based solely upon data available at the time such illustrations are prepared.

Alteration. Sales representatives do not have any authority to either alter or modify your Policy or to waive any of its provisions. The only persons with this authority are our president, secretary, or one of our vice presidents.

Modification. Upon notice to you, we may modify the Policy if such a modification –

•	is necessary to make the Policy or the Series Account comply with any law or regulation issued by a governmental agency to which we are, or the Series Account is, subject;
•	is necessary to assure continued qualification of the Policy under the Code or other federal or state laws as a life insurance
•	policy;
•	is necessary to reflect a change in the operation of the Series Account or the Divisions; or
•	adds, deletes or otherwise changes Division options.

We also reserve the right to modify certain provisions of the Policy as stated in those provisions. In the event of any such modification, we may make appropriate amendment to the Policy to reflect such modification.

Assignments. During the lifetime of the Insured, you may assign all or some of your rights under the Policy. All assignments must be filed at our Corporate Headquarters and must be in written form satisfactory to us. The assignment will then be effective as of the date you signed the form, subject to any action taken before we received it. We are not responsible for the validity or legal effect of any assignment.

Notice and Elections. To be effective, all notices and elections under the Policy must be in writing, signed by you, and received by us at our Corporate Headquarters. Certain exceptions may apply. Unless otherwise provided in the Policy, all notices, Requests and elections will be effective when received at our Corporate Headquarters complete with all necessary information.

Account Value

Your Account Value is the sum of your interests in each Division you have chosen, plus your interests in the Fixed Account, plus the amount in your Loan Account. The Account Value varies depending upon the Premiums paid, expense charges applied to Premium, mortality and expense risk charge, service charges, monthly risk charges, partial withdrawals, fees, Policy loans and the net investment factor (described below) for the Divisions to which your Account Value is allocated and the interest credited to the Fixed Account.

We measure the amounts in the Divisions in terms of Units and Unit Values. On any given date, your interest in a Division is equal to the Unit Value multiplied by the number of Units credited to you in that Division. Amounts allocated to a Division will be used to purchase Units of that Division. Units are redeemed when you make partial withdrawals, undertake Policy loans or Transfer amounts

28

from a Division, and for the payment of service charges, monthly mortality and expense charges, monthly risk charges and other fees. The number of Units of each Division purchased or redeemed is determined by dividing the dollar amount of the transaction by the Unit Value for the Division. The Unit Value for each Division was established at $10 for the first Valuation Date of the Division. The Unit Value for any subsequent Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the net investment factor (determined as provided below). The Unit Value of a Division for any Valuation Date is determined as of the close of the Valuation Period ending on that Valuation Date.

Transactions are processed on the date we receive a Premium at our Corporate Headquarters or upon approval of a Request. If your Premium or Request is received on a date that is not a Valuation Date, or after the close of the NYSE on a Valuation Date, the transaction will be processed on the next Valuation Date.

The Account Value on the Policy Date equals:

•	that portion of net Premium received and allocated to the Division, plus
•	that portion of net Premium received and allocated to the Fixed Account, less
•	the service charges due on the Policy Date, less
•	the monthly risk charge due on the Policy Date, less
•	the monthly risk charge for any riders due on the Policy Date.

We apply your Initial Premium on the Policy Date, which will be the Issue Date (if we have already received your Initial Premium) or the Business Day we receive a Premium equal to, or in excess of, the Initial Premium after we have approved your application.

The Account Value attributable to each Division of the Series Account on the subsequent Valuation Dates is equal to:

•	the Account Value attributable to the Division on the preceding Valuation Date multiplied by that Division’s net investment factor, plus
•	that portion of net Premium received and allocated to the Division during the current Valuation Period, plus
•	that portion of the value of the Loan Account Transferred to the Division upon repayment of a Policy loan during the current Valuation Period, plus
•	any amounts Transferred by you to the Division from another Division during the current Valuation Period, less
•	any amounts Transferred by you from the Division to another Division during the current Valuation Period, less
•	that portion of any partial withdrawals deducted from the Division during the current Valuation Period, less
•	that portion of any Account Value Transferred from the Division to the Loan Account during the current Valuation Period, less
•	that portion of fees due in connection with a partial withdrawal charged to the Division, less
•	the mortality and expense risk charge for each day in the Valuation Period, less
•	if the first day of a Policy Month occurs during the current Valuation Period, that portion of the service charge for the Policy Month just beginning charged to the Division, less
•	if the first day of a Policy Month occurs during the current Valuation Period, that portion of the monthly risk charge for the Policy Month just beginning charged to the Division, less
•	if the first day of a Policy Month occurs during the current Valuation Period, that portion of the mortality and expense risk charge for the Policy Month just ending charged to the Division, less
•

if the first day of a Policy Month occurs during the current Valuation Period, that Division’s portion of the cost for any riders and any extra risk charge if the Insured is in a rated class as specified in your Policy, for the Policy Month just beginning.

Net Investment Factor. The net investment factor for each Division for any Valuation Period is determined by dividing (1) by (2) where:

1.	is the net result of:

•	the net asset value of a Fund share held in the Division determined as of the end of the current Valuation Period, plus
•	the per share amount of any dividend or other distribution declared on Fund shares held in the Division if the “ex-dividend” date occurs during the current Valuation Period, plus or minus
•	a per share credit or charge with respect to any taxes incurred by or reserved for, or paid by us if not previously reserved for,
•	during the current Valuation Period which are determined by us to be attributable to the operation of the Division; and

2.	is the net result of:

29

•	the net asset value of a Fund share held in the Division determined as of the end of the preceding Valuation Period, plus or minus
•

a per share credit or charge with respect to any taxes incurred by or reserved for, or paid by us if not previously reserved for, during the preceding Valuation Period which are determined by us to be attributable to the operation of the Division.

The net investment factor may be greater or less than or equal to one. Therefore, the Unit Value may increase, decrease or remain unchanged.

The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of each Fund. These fees and expenses are not fixed or specified under the terms of the Policy, may differ between Funds, and may vary from year to year. Fund fees and expenses are described in each Fund prospectus.

The Fixed Account Value is:

•	Premiums, less expense charges, allocated to the Fixed Account; plus
•	Sub-Account Value transferred to the Fixed Account; plus
•	Interest credited to the Fixed Account; minus
•	Partial withdrawals from the Fixed Account including any applicable partial withdrawal charges; minus
•	The portion of any accrued policy fees and charges allocated to the Fixed Account; minus
•	Loans from the Fixed Account; minus
•	Transfers from the Fixed Account, including any applicable transfer charges.

During any Policy Month the Fixed Account Value will be calculated on a consistent basis. For purposes of crediting interest, Policy value deducted, transferred or withdrawn from the Fixed Account is accounted for on a first in first out basis.

The mortality and expense risk charge for the Valuation Period is the annual mortality and expense risk charge divided by 365 multiplied by the number of days in the Valuation Period.

Splitting Units. We reserve the right to split or combine the value of Units. In effecting any such change, strict equity will be preserved and no such change will have a material effect on the benefits or other provisions of your Policy.

Other Provisions and Benefits

Misstatement of Age or Sex (Non-Unisex Policy). If the age or (in the case of a non-unisex Policy) sex of the Insured is stated incorrectly in your Policy application or rider application, we will adjust the amount payable appropriately as described in the Policy.

If we determine that the Insured was not eligible for coverage under the Policy after we discover a misstatement of the Insured’s age, our liability will be limited to a return of Premiums paid, less any partial withdrawals, any Policy Debt, and the cost for riders.

Suicide. If the Insured, whether sane or insane, commits suicide within two years after your Policy’s Issue Date (one year if your Policy is issued in Colorado or North Dakota), we will not pay any part of the Death Benefit Proceeds. We will pay the Beneficiary the Premiums paid, less the amount of any Policy Debt, any partial withdrawals and the cost for riders.

If the Insured, whether sane or insane, commits suicide within two years after the effective date of an increase in the Total Face Amount (one year if your Policy is issued in Colorado or North Dakota), then our liability as to that increase will be the cost of insurance for that increase and that portion of the Account Value attributable to that increase. The Total Face Amount of the Policy will be reduced to the Total Face Amount that was in effect prior to the increase.

Incontestability. All statements made in the application or in a supplemental application are representations and not warranties. We relied and will continue to rely on those statements when approving the issuance, increase in face amount, increase in death benefit over Premium paid, or change in death benefit option of the Policy. In the absence of fraud, we can use no statement in defense of a claim or to cancel the Policy for misrepresentation unless the statement was made in the application or in a supplemental application. In the absence of fraud, after the Policy has been in force during the lifetime of the Insured for a period of two years from its Issue Date, we cannot contest it except for non-payment of Premiums. However, any increase in the Total Face Amount which is effective after the Issue Date will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the effective date of coverage of such increase.

Paid-Up Life Insurance. When the Insured reaches Attained Age 121 (if your Policy is in force at that time), the entire Account

30

Value of your Policy (less outstanding Policy Debt) will be applied as a single Premium to purchase “paid-up” insurance which means all premiums have been paid and there are no additional premiums due. Outstanding Policy Debt will be repaid at this time. This repayment may be treated as a taxable distribution to you if your Policy is not a MEC. The net single Premium for this insurance will be based on the 2001 Commissioner’s Standard Ordinary, Sex Distinct, Non-Smoker Mortality Table and 4% interest. The cash value of your paid-up insurance, which initially is equal to the net single Premium, will remain in the Divisions of the Series Account in accordance with your then current allocation. While the paid-up life insurance is in effect your assets will remain in the Series Account. You may change your Division allocation instructions and you may Transfer your cash value among the Divisions. All charges under your Policy, to the extent applicable, will continue to be assessed, except we will no longer make a deduction each Policy Month for the monthly risk charge. Your death benefit will be fixed by the Code for Insured age 99. As your cash value changes based on the investment experience of the Divisions, the death benefit will increase or decrease accordingly. You may surrender the paid-up insurance Policy at any time and, if surrendered within 30 days of a Policy Anniversary, its cash value will not be less than it was on that Policy Anniversary. Please see “Federal Income Tax Considerations -- Treatment When Insured Reaches Attained Age 121” below.

Supplemental Benefits. The following supplemental benefit riders are available, subject to certain limitations. An additional monthly risk charge will be assessed for each rider that is in force as part of the monthly deduction from your Account Value. If a supplemental benefit rider is terminated, the monthly risk charge for such rider will end immediately. See fee tables above.

Term Life Insurance Rider. This rider provides term life insurance on the Insured. Coverage is renewable annually until the Insured’s Attained Age 121. The amount of coverage provided under this rider varies from month to month as described below. We will pay the rider’s death benefit to the Beneficiary when we receive Due Proof of death of the Insured while this rider is in force.

This rider provides the same three death benefit options as your Policy. The option you choose under the rider must at all times be the same as the option you have chosen for your Policy. The rider’s death benefit will be determined at the beginning of each Policy Month in accordance with one of those options. For each of the options, any outstanding Policy Debt will reduce your death benefit.

If you purchase this rider, the Total Face Amount shown on your Policy’s specifications page will be equal to the minimum amount of coverage provided by this rider plus the base face amount (which is the minimum death benefit under your Policy without the rider’s death benefit). The minimum allocation of Total Face Amount between your Policy and the rider is 10% and 90% at inception, respectively. The total Death Benefit Payable under the rider and the Policy will be determined as described in “Death Benefit” below, using the Total Face Amount shown on your Policy’s specifications page.

Coverage under this rider will take effect on the latter of:

•	the Policy Date of the Policy to which this rider is attached; or
•	the date this rider is delivered and the first rider premium is paid to the Company

The monthly risk rate for this rider will be the same as that used for the Policy and the monthly risk charge for the rider will be determined by multiplying the monthly risk rate by the rider’s death benefit. This charge will be calculated on the first day of each Policy Month and added to the Policy’s monthly risk charge.

If you purchase this rider, the sales load and return of expense charge will be proportionately lower as a result of a reduction in commission payments. Commissions payable to sales representatives for the sale of the Policy are calculated based on the total Premium payments. As a result, this rider generally is not offered in connection with any Policy with annual Premium payments of less than $100,000, except for policies issued on a guaranteed issue basis. In our discretion, we may decline to offer this rider or refuse to consent to a proposed allocation of coverage between a Policy and term rider.

If this rider is offered, the commissions will vary depending on the allocation of your coverage between the Policy and the term rider. The same initial Death Benefit will result in the highest commission when there is no term rider, with the commission declining as the portion of the Death Benefit coverage allocated to the term rider increases. Thus, the lowest commission amount is payable, and the lowest amount of sales load deducted from your Premiums will occur, when the maximum term rider is purchased.

You may terminate this rider by Request. This rider also will terminate on the earliest of the following dates:

•	the date the Policy is surrendered or terminated;
•	the expiration of the grace period of the Policy; or
•	the death of the Insured.

Change of Insured Rider (Not available to individual purchasers). This rider permits you to change the Insured under your

31

Policy or any Insured that has been named by virtue of this rider. Before we change the Insured you must provide us with (1) a Request for the change signed by you and approved by us; (2) Evidence of Insurability for the new Insured; (3) evidence that there is an insurable interest between you and the new Insured; (4) evidence that the new Insured’s age, at the nearest birthday, is under 70 years; and (5) evidence that the new Insured was born prior to the Policy Date. We may charge a fee for administrative expenses when you change the Insured. The minimum charge is $100 per change and the maximum charge is $400 per change. When a change of Insured takes effect, Premiums will be based on the new Insured’s age, sex, mortality class and the Premium rate in effect on the Policy Date.

Report to Owner. We will maintain all records relating to the Series Account and the Divisions and the Fixed Account. We will send you a report at least once each Policy Year within 30 days after a Policy Anniversary. The report will show current Account Value, current allocation in each Division, death benefit, Premiums paid, investment experience since your last report, deductions made since the last report, and any further information that may be required by laws of the state in which your Policy was issued. It will also show the balance of any outstanding Policy loans and accrued interest on such loans. There is no charge for this report.

In addition, we will send you the financial statements of the Funds and other reports as specified in the 1940 Act. We also will mail you confirmation notices or other appropriate notices of Policy transactions quarterly or more frequently within the time periods specified by law. Please give us prompt written notice of any address change. Please read your statements and confirmations carefully and verify their accuracy and contact us promptly with any questions.

Dollar Cost Averaging. By Request, you may elect dollar cost averaging in order to purchase Units of the Divisions over a period of time. There is no charge for this service.

Dollar cost averaging permits you to automatically Transfer a predetermined dollar amount, subject to our minimum, at regular intervals from any one or more designated Divisions to one or more of the remaining, then available Divisions. The Unit Value will be determined on the dates of the Transfers. You must specify the percentage to be Transferred into each designated Division. Transfers may be set up on any one of the following frequency periods: monthly, quarterly, semiannually, or annually. The Transfer will be initiated one frequency period following the date of your Request. We will provide a list of Divisions eligible for dollar cost averaging that may be modified from time to time. Amounts Transferred through dollar cost averaging are not counted against the 12 free Transfers allowed in a Policy Year. You may not participate in dollar cost averaging and the rebalancer option (described below) at the same time. Participation in dollar cost averaging does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market. We reserve the right to modify, suspend, or terminate dollar cost averaging at any time.

Rebalancer Option. By Request, you may elect the rebalancer option in order to automatically Transfer Account Value among the Divisions on a periodic basis. There is no charge for this service. This type of transfer program automatically reallocates your Account Value so as to maintain a particular percentage allocation among Divisions chosen by you. The amount allocated to each Division will grow or decline at different rates depending on the investment experience of the Divisions. Rebalancing does not change your Premium allocation unless that option is checked on the rebalancer Request. Your Premium allocation can also be changed by written Request at the address on the first page of this prospectus.

You may Request that rebalancing occur one time only, in which case the Transfer will take place on the date of the Request. This

Transfer will count as one Transfer towards the 12 free Transfers allowed in a Policy Year.

You may also choose to rebalance your Account Value on a quarterly, semiannual, or annual basis, in which case the first Transfer will be initiated one frequency period following the date of your Request. On that date, your Account Value will be automatically reallocated to the selected Divisions. Thereafter, your Account Value will be rebalanced once each frequency period. In order to participate in the rebalancer option, your entire Account Value must be included. Transfers made with these frequencies will not count against the 12 free Transfers allowed in a Policy Year.

You must specify the percentage of Account Value to be allocated to each Division and the frequency of rebalancing. You may terminate the rebalancer option at any time by Request.

You may not participate in the rebalancer option and dollar cost averaging at the same time. Participation in the rebalancer option does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market. The Company reserves the right to modify, suspend, or terminate the rebalancer option at any time.

Non-Participating. The Policy does not pay dividends.

32

Premiums

Policy Application, Issuance and Initial Premium. To purchase a Policy, you must submit an application to our Corporate Headquarters. We will then follow our underwriting procedures designed to determine the insurability of the applicant. We may require full underwriting, which includes a medical examination and further information, before your application may be approved. We also may offer the Policy on a simplified underwriting or guaranteed issue basis. Applicants must be acceptable risks based on our applicable underwriting limits and standards. We will not issue a Policy until the underwriting process has been completed to our satisfaction. We reserve the right to reject an application for any lawful reason or to “rate” an Insured as a substandard risk, which will result in increased monthly risk rates. The monthly risk rate also may vary depending on the type of underwriting we use.

You must specify certain information in the application, including the Total Face Amount, the death benefit option and supplemental benefits, if any. The Total Face Amount generally may not be decreased below $100,000.

Upon approval of the application, we will issue to you a Policy on the life of the Insured. A specified Initial Premium must be paid before we issue the Policy. The effective date of coverage for your Policy (which we call the “Policy Date”) will be the date we receive a Premium equal to or in excess of the specified Initial Premium after we have approved your application. If your Premium payment is received on the 29th, 30th or 31st of a month, the Policy will be dated the 28th of that month.

We generally do not accept Premium payments before approval of an application; however, at our discretion, we may elect to do so. While your application is in underwriting, if we accept your Premium payment before approval of your application, we will provide you with temporary insurance coverage in accordance with the terms of our temporary insurance agreement. In our discretion, we may limit the amount of Premium we accept and the amount of temporary coverage we provide. If we approve your application, we will allocate your Premium payment to the Series Account or Fixed Account on the Policy Date, as described below. Otherwise, we will promptly return your payment to you. We will not credit interest to your Premium payment for the period while your application is in underwriting.

We reserve the right to change the terms or conditions of your Policy to comply with differences in applicable state law. Variations from the information appearing in this prospectus due to individual state requirements are described in supplements that are attached to this prospectus or in endorsements to the Policy, as appropriate.

Free Look Period. During the free look period (ten days or longer where required by state law), you may cancel your Policy. If you exercise the free look privilege, you must return the Policy to our Corporate Headquarters or to the representative from whom you purchased the Policy.

Generally, net Premium will be allocated to the Divisions you selected on the application. However, under certain circumstances described below, the net Premium will first be allocated to the Great-West Government Money Market Division and remain there until the next Valuation Date following the end of the free look period. On that date, the Sub-Account value held in the Great-West Government Money Market Division will be allocated to the Division(s) selected by you. If your Premium payments are received after 4:00 PM EST/EDT, such payments will be credited on the next Valuation Date. Regardless of when the payment is credited, you will receive the utilized values from the date we received your payment.

During the free look period, you may change your Division allocations and your allocation percentages, however depending on whether your state permits the immediate investment of your Premium, changes made during the free look period may not take effect until after the free look period has expired.

Policies returned during the free look period will be void from the Issue Date. In some states, we will refund your current Account Value plus the return of any expense charges deducted. In those states, this amount may be higher or lower than your Premium payments, which means you bear the investment risk during the free look period.

Certain states require that we return the greater of your Account Value (less any surrenders, withdrawals and distributions already received) or the amount of the Premiums received. In those states, we will allocate your net Premium payments to the Great-West Government Money Market Division. We will Transfer the Account Value in that Division to the other Divisions of the Series Account in accordance with your most recent allocation instructions on file at the end of the free look period.

Premium. All Premium payments must be made payable to “Great-West Life & Annuity Insurance Company” and mailed to our Corporate Headquarters. The Initial Premium will be due and payable on or before your Policy’s Issue Date. The minimum Initial Premium will vary based on various factors, including the age of the Insured and the death benefits option you select, but may not be less than $100. You may pay additional Premium payments to us in the amounts and at the times you choose, subject to the

33

limitations described below. To find out whether your Premium payment has been received, contact us at the address or telephone number shown on the first page of this prospectus.

We reserve the right to limit the number of Premium payments we accept on an annual basis. No Premium payment may be less than

$100 per Policy without our consent, although we will accept a smaller Premium payment if necessary to keep your Policy in force. We reserve the right to restrict or refuse any Premium payments that exceed the Initial Premium amount shown on your Policy. We also reserve the right not to accept a Premium payment that causes the death benefit to increase by an amount that exceeds the

Premium received. Evidence of insurability satisfactory to us may be required before we accept any such Premium.

We will not accept Premium payments that would, in our opinion, cause your Policy to fail to qualify as life insurance under applicable federal tax law. If a Premium payment is made in excess of these limits, we will accept only that portion of the Premium within those limits, and will refund the remainder to you.

Net Premiums. The net Premium is the amount you pay as the Premium less any expense charges applied to Premiums. See

“Charges and Deductions - - Expense Charge Applied to Premium,” above.

Planned Periodic Premiums. While you are not required to make additional Premium payments according to a fixed schedule, you may select a planned periodic Premium schedule and corresponding billing period, subject to our limits. We will send you reminder notices for the planned periodic Premium, unless you Request to have reminder notices suspended. You are not required, however, to pay the planned periodic Premium; you may increase or decrease the planned periodic Premium subject to our limits, and you may skip a planned payment or make unscheduled payments. Depending on the investment performance of the Divisions you select, the planned periodic Premium may not be sufficient to keep your Policy in force, and you may need to change your planned payment schedule or make additional payments in order to prevent termination of your Policy.

Death Benefits

Death Benefit. If your Policy is in force at the time of the Insured’s death, we will pay the Beneficiary an amount based on the death benefit option you select once we have received Due Proof of the Insured’s death. The amount payable will be:

•	the amount of the selected death benefit option, less
•	the value of any Policy Debt on the date of the Insured’s death, less
•	any accrued and unpaid Policy charges.

We will pay this amount to the Beneficiary in one lump sum, unless the Beneficiary and we agree on another form of settlement. We will pay interest, at a rate not less than that required by law, on the amount of Death Benefit Proceeds, if payable in one lump sum, from the date of the Insured’s death to the date of payment.

In order to meet the definition of life insurance under the Code, section 7702 of the Code defines alternative testing procedures for the minimum death benefit under a Policy. See “Federal Income Tax Considerations - Tax Status of the Policy,” below. Your Policy must qualify under the cash value accumulation test (“CVAT”).

Under the CVAT testing procedures, there is a minimum death benefit required at all times equal to your Account Value multiplied by a pre-determined factor. The factors used to determine the minimum death benefit vary by age. The factors (expressed as percentages) used for the CVAT are set forth in your Policy.

The Policy has two death benefit options.

Option 1. The “Level Death” Option. Under this option, the death benefit is –

•	the Policy’s Total Face Amount on the date of the Insured’s death less any partial withdrawals; or, if greater,
•	the Account Value on the date of death multiplied by the applicable factor shown in the table set forth in your Policy.

This death benefit option should be selected if you want to minimize your cost of insurance (monthly risk charge).

Option 2. The “Coverage Plus” Option. Under this option, the death benefit is –

•	the sum of the Total Face Amount and Account Value of the Policy on the date of the Insured’s death less any partial withdrawals; or, if greater,
•	the Account Value on the date of death multiplied by the applicable factor shown in the table set forth in your Policy.

34

This death benefit option should be selected if you want to maximize your death benefit.

Your Account Value and death benefit fluctuate based on the performance of the investment options you select and the expenses and deductions charged to your account. See the “Account Value” and “Charges and Deductions” sections of this prospectus.

There is no minimum death benefit guarantee associated with this Policy.

Changes in Death Benefit Option. After the first Policy Year, but not more than once each Policy Year, you may change the death benefit option by Request. Any change will be effective on the first day of the Policy Month following the date we approve your Request. A maximum administrative fee of $100 will be deducted from your Account Value each time you change your death benefit option.

A change in the death benefit option will not change the amount payable upon the death of the Insured on the date of change. Any change is subject to the following conditions:

•

If the change is from option 1 to option 2, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount less the Account Value. Evidence of insurability may be required.

•	If the change is from option 2 to option 1, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount plus the Account Value.

Changes in Total Face Amount. You may increase or decrease the Total Face Amount of your Policy at any time within certain limits.

Minimum Changes. Each increase or decrease in the Total Face Amount must be at least $25,000. We reserve the right to change the minimum amount by which you may change the Total Face Amount.

Increases in Total Face Amount. To Request an increase in Total Face Amount, you must provide satisfactory evidence of the Insured’s insurability. Once approved by us, an increase will become effective on the Policy Anniversary following our approval of your Request, subject to the deduction of the first Policy Month’s monthly risk charge, service charge, any extra risk charge if the Insured is in a rated class and the cost of any riders.

Each increase to the Total Face Amount is considered to be a new segment to the Policy. When an increase is approved, Premium is allocated against the original Policy segment up to the seven-pay Premium limit established on the Issue Date. Any excess Premium is then allocated toward the new segment. Each segment will have a separate target Premium associated with it. The expense charge applied to Premium is higher up to target and lower for Premium in excess of the target as described in detail in the “Charges and Deductions” section of this prospectus. The expense charge formula will apply to each segment based on the target Premium for that segment. In addition, each segment will have a new incontestability period and suicide exclusion period as described in the “Other Provisions and Benefits” section of this prospectus.

Decreases in Total Face Amount. A decrease in Total Face Amount will become effective at the beginning of the next Policy Month following our approval of your Request. The Total Face Amount after the decrease must be at least $100,000.

For purposes of the incontestability provision of your Policy, any decrease in Total Face Amount will be applied in the following order:

•	first, to the most recent increase;
•	second, to the next most recent increases, in reverse chronological order; and
•	finally, to the initial Total Face Amount.

Surrenders and Withdrawals

Surrenders. You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living. If you do, the insurance coverage and all other benefits under the Policy will terminate. To surrender your Policy, contact us at the address or telephone number shown on the first page of this prospectus. We will send you the paperwork necessary for you to Request the surrender of your Policy. The proceeds of a surrender will be payable within seven days of our receipt of the completed Request.

We will determine your Cash Surrender Value (minus any charges not previously deducted) as of the end of the first Valuation Date after we receive your Request for surrender.

35

If you withdraw part of the Cash Surrender Value, your Policy’s death benefit will be reduced and you may incur taxes and tax penalties.

You may borrow from us using your Account Value as collateral.

A surrender may have tax consequences, including tax penalties. See “Federal Income Tax Considerations – Tax Treatment of Policy

Benefits,” below.

Partial Withdrawal. You may Request a partial withdrawal of Account Value at any time while the Policy is in force. The amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Account Value less the value of the Loan Account. A partial withdrawal fee will be deducted from your Account Value for all partial withdrawals after the first made during the same Policy Year. This administrative fee is guaranteed to be no greater than $25. To Request a partial withdrawal, contact us at the address or telephone number shown on the first page of this prospectus. We will send you the paperwork necessary for you to request a withdrawal from your Policy. The proceeds of any such partial withdrawal will be payable within seven days of our receipt of the completed Request.

The Death Benefit Proceeds will be reduced by the amount of any partial withdrawals.

Your Account Value will be reduced by the amount of a partial withdrawal. The amount of a partial withdrawal will be withdrawn from the Divisions in proportion to the amounts in the Divisions bearing on your Account Value. You cannot repay amounts taken as a partial withdrawal. Any subsequent payments received by us will be treated as additional Premium payments and will be subject to our limitations on Premiums.

A partial withdrawal may have tax consequences. See “Federal Income Tax Considerations - - Tax Treatment of Policy Benefits,”

below.

Loans

Policy Loans. You may Request a Policy loan of up to 90% of your Account Value, decreased by the amount of any outstanding Policy Debt on the date the Policy loan is made less any accrued loan interest and less the current monthly deductions remaining for the balance of the Policy Year. When a Policy loan is made, a portion of your Account Value equal to the amount of the Policy loan will be allocated to the Loan Account as collateral for the loan. This amount will not be affected by the investment experience of the Series Account while the loan is outstanding and will be subtracted from the Divisions in proportion to the amounts in the Divisions bearing on your Account Value. The minimum Policy loan amount is $500.

The interest rate on the Policy loan will be determined annually, using a simple interest formula, at the beginning of each Policy Year. Specific loan interest rate information can be obtained by calling 1-888-353-2654. That interest rate will be guaranteed for that Policy Year and will apply to all Policy loans outstanding during that Policy Year. Interest is due and payable on each Policy Anniversary. Interest not paid when due will be added to the principal amount of the loan and will bear interest at the loan interest rate.

Presently, the maximum interest rate for Policy loans is the Moody’s Corporate Bond Yield Average - Monthly Average Corporates, which is published by Moody’s Investor Service, Inc. If the Moody’s Corporate Bond Yield Average ceases to be published, the maximum interest rate for Policy loans will be derived from a substantially similar average adopted by your state’s Insurance Commissioner.

We must reduce our Policy loan interest rate if the maximum loan interest rate is lower than the loan interest rate for the previous

Policy Year by one-half of one percent or more.

We may increase the Policy loan interest rate but such increase must be at least one-half of one percent. No increase may be made if the Policy loan interest rate would exceed the maximum loan interest rate. We will send you advance notice of any increase in the Policy loan rate.

Interest will be credited to amounts held in the Loan Account using a compound interest formula. The rate will be no less than the

Policy loan interest rate then in effect less a maximum of 0.9%.

All payments we receive from you will be treated as Premium payments unless we have received notice, in form satisfactory to us, that the funds are for loan repayment. If you have a Policy loan, it is generally advantageous to repay the loan rather than make a Premium payment because Premium payments incur expense charges whereas loan repayments do not. Loan repayments will first

36

reduce the outstanding balance of the Policy loan and then accrued but unpaid interest on such loans. We will accept repayment of any Policy loan at any time while the Policy is in force. Amounts paid to repay a Policy loan will be allocated to the Divisions in accordance with your allocation instructions then in effect at the time of repayment. Any amount in the Loan Account used to secure the repaid loan will be allocated back to the Sub-Accounts.

A Policy loan, whether or not repaid, will affect the Death Benefit Proceeds, payable upon the Insured’s death, and the Account Value because the investment results of the Divisions do not apply to amounts held in the Loan Account. The longer a loan is outstanding, the greater the effect is likely to be, depending on the investment results of the Divisions while the loan is outstanding. The effect could be favorable or unfavorable.

Lapse and Reinstatement

Lapse and Continuation of Coverage. If you cease making Premium payments, coverage under your Policy and any riders to the Policy will continue until your Account Value, less any Policy Debt, is insufficient to cover the monthly deduction. When that occurs, the grace period will go into effect.

Grace Period. If the first day of a Policy Month occurs during the Valuation Period and your Account Value, less any Policy Debt, is not sufficient to cover the monthly deduction for that Policy Month, then your Policy will enter the grace period described below. If you do not pay sufficient additional Premiums during the grace period, your Policy will terminate without value.

The grace period will allow 61 days for the payment of Premium sufficient to keep the Policy in force. Any such Premium must be in an amount sufficient to cover deductions for the monthly risk charge, the service charge, the cost for any riders and any extra risk charge if the Insured is in a rated class for the next two Policy Months. Notice of Premium due will be mailed to your last known address or the last known address of any assignee of record at least 31 days before the date coverage under your Policy will cease. If the Premium due is not paid within the grace period, then the Policy and all rights to benefits will terminate without value at the end of the 61-day period. The Policy will continue to remain in force during this grace period. If the Death Benefit Proceeds become payable by us during the grace period, then any due and unpaid Policy charges will be deducted from the amount payable by us.

Termination of Policy. Your Policy will terminate on the earliest of the date we receive your Request to surrender, the expiration date of the grace period due to insufficient value or the date of death of the Insured. Upon lapse or termination, the Policy no longer provides insurance benefits.

Reinstatement. Before the Insured’s death, we will reinstate your Policy, provided that the Policy has not been surrendered, and provided further that:

•	you make your reinstatement Request within three years from the date of termination;
•	you submit satisfactory Evidence of Insurability to us;
•	you pay an amount equal to the Policy charges which were due and unpaid at the end of the grace period;
•	you pay a Premium equal to four times the monthly deduction applicable on the date of reinstatement; and
•

you repay or reinstate any Policy loan that was outstanding on the date coverage ceased, including interest at 6.00% per year compounded annually from the date coverage ceased to the date of reinstatement of your Policy.

A reinstated Policy’s Total Face Amount may not exceed the Total Face Amount at the time of termination. Your Account Value on the reinstatement date will reflect:

•	the Account Value at the time of termination; plus
•	net Premiums attributable to Premiums paid to reinstate the Policy; less
•	the monthly expense charge; less
•	the monthly cost of insurance charge applicable on the date of reinstatement; less
•	the expense charge applied to Premium.

The effective date of reinstatement will be the date the application for reinstatement is approved by us.

Deferral of Payment. We will usually pay any amount due from the Series Account within seven days after the Valuation Date following your Request giving rise to such payment or, in the case of death of the Insured, Due Proof of such death. Payment of any amount payable from the Series Account on death, surrender, partial withdrawal, or Policy loan may be postponed whenever:

•	the NYSE is closed other than customary weekend and holiday closing, or trading on the NYSE is otherwise restricted;
•	the SEC, by order, permits postponement for the protection of Owners; or

37

•

an emergency exists as determined by the SEC, as a result of which disposal of securities is not reasonably practicable, or it is not reasonably practicable to determine the value of the assets of the Series Account.

Federal Income Tax Considerations

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. You should consult counsel or other competent tax advisers for more complete information. This discussion is based upon our understanding of the Internal Revenue Service’s (the “IRS”) current interpretation of current federal income tax laws. We make no representation as to the likelihood of continuation of the current federal income tax laws or of the current interpretations by the IRS. We do not make any guarantee regarding the tax status of any Policy or any transaction regarding the Policy.

The Policy may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the use of the Policy in any such arrangement is contemplated, you should consult a qualified tax adviser for advice on the tax attributes and consequences of the particular arrangement.

Tax Status of the Policy

A Policy has certain tax advantages when treated as a life insurance contract within the meaning of section 7702 of the Code. We believe that the Policy meets the section 7702 definition of a life insurance contract and will take whatever steps are appropriate and reasonable to attempt to cause the Policy to comply with section 7702. We reserve the right to amend the Policy to comply with any future changes in the Code, any regulations or rulings under the Code and any other requirements imposed by the IRS.

Diversification of Investments. Section 817(h) of the Code requires that the investments of each Division of the Series Account be “adequately diversified” in accordance with certain Treasury Department regulations. Disqualification of the Policy as a life insurance contract for failure to comply with the diversification requirements would result in the imposition on you of federal income tax at ordinary income tax rates with respect to the earnings allocable to the Policy in the year of the failure and all prior years prior to the receipt of payments under the Policy. We believe that the Divisions will be adequately diversified.

Policy Owner Control. In connection with its issuance of temporary and proposed regulations under Section 817(h) in 1986, the Treasury Department announced that those regulations did not “provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company to be treated as the owner of the assets in the account” (which would result in the current taxation of the income on those assets to the Owner). In Revenue Ruling 2003-91, the IRS provided such guidance by describing the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances. We do not believe that your ownership rights under the Policy would result in your being treated as the Owner of the assets of the Policy under Rev. Rul. 2003-91. However, we do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Therefore, we reserve the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Policy.

The following discussion assumes that your Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

Life Insurance Death Benefit Proceeds. In general, the amount of the Death Benefit Payable under your Policy is excludible from your Beneficiary’s gross income under the Code.

If the death benefit is not received in a lump sum and is, instead, applied under a proceeds option agreed to by us and the Beneficiary, payments generally will be prorated between amounts attributable to the death benefit, which will be excludible from the Beneficiary’s income, and amounts attributable to interest (occurring after the Insured’s death), which will be includable in the Beneficiary’s income.

38

Tax Deferred Accumulation. Any increase in your Account Value is generally not taxable to you. If you receive or are deemed to receive amounts from the Policy before the Insured dies, see the following section entitled “Distributions” for a more detailed discussion of the taxability of such payments.

Depending on the circumstances, any of the following transactions may have federal income tax consequences:

•	the exchange of a Policy for a life insurance, endowment or annuity contract;
•	a change in the death benefit option;
•	a Policy loan;
•	a partial surrender;
•	a complete surrender;
•	a change in the ownership of a Policy;
•	a change of the named Insured; or
•	an assignment of a Policy.

In addition, federal, state and local transfer and other tax consequences of ownership or receipt of Death Benefit Proceeds will depend on your circumstances and those of the named Beneficiary. Whether partial withdrawals (or other amounts deemed to be distributed) constitute income subject to federal income tax depends, in part, upon whether your Policy is considered a MEC.

Surrenders. If you surrender your Policy, you will recognize ordinary income to the extent the Account Value exceeds the “investment in the contract,” which is generally the total of Premiums and other consideration paid for the Policy, less all amounts previously received under the Policy to the extent those amounts were excludible from gross income.

Modified Endowment Contracts. Section 7702A of the Code treats certain life insurance contracts as MECs. In general, a Policy will be treated as a MEC if total Premiums paid at any time during the first seven Policy Years exceed the sum of the net level Premiums which would have been paid on or before that time if the Policy provided for paid-up future benefits after the payment of seven level annual Premiums (“seven-pay test”). In addition, a Policy may be treated as a MEC if there is a “material change” to the Policy.

We will monitor your Premium payments and other Policy transactions and notify you if a payment or other transaction might cause your Policy to become a MEC. We will not invest any Premium or portion of a Premium that would cause your Policy to become a MEC without instruction to do so from you. We will promptly notify you or your agent of the excess cash received. We will not process the Premium payment unless we receive a MEC acceptance form or Policy change form within 48 hours of receipt of the excess funds. If paperwork is received that allows us to process the excess cash, the effective date will be the date of the new paperwork.

Further, if a transaction occurs which decreases the Total Face Amount of your Policy during the first seven years, we will retest your Policy, as of the date of its purchase, based on the lower Total Face Amount to determine compliance with the seven-pay test. Also, if a decrease in Total Face Amount occurs within seven years of a “material change,” we will retest your Policy for compliance as of the date of the “material change.” Failure to comply in either case would result in the Policy’s classification as a MEC regardless of our efforts to provide a payment schedule that would not otherwise violate the seven-pay test.

The rules relating to whether a Policy will be treated as a MEC are complex and cannot be fully described in the limited confines of this summary. Therefore, you should consult with a competent tax adviser to determine whether a particular transaction will cause your Policy to be treated as a MEC.

Distributions

Distributions Under a Policy That Is Not a MEC. If your Policy is not a MEC, a distribution is generally treated first as a tax-free recovery of the “investment in the contract,” and then as a distribution of taxable income to the extent the distribution exceeds the “investment in the contract.” An exception is made for cash distributions that occur in the first 15 Policy Years as a result of a decrease in the death benefit or other change that reduces benefits under the Policy that are made for purposes of maintaining compliance with section 7702. Such distributions are taxed in whole or part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in section 7702.

If your Policy is not a MEC, Policy loans and loans secured by the Policy are generally not treated as distributions. Such loans are instead generally treated as your indebtedness.

39

Finally, if your Policy is not a MEC, distributions (including distributions upon surrender), Policy loans and loans secured by the

Policy are not subject to the ten percent additional tax applicable to distributions from a MEC.

Distributions Under Modified Endowment Contracts. If treated as a MEC, your Policy will be subject to the following tax rules:

•

First, partial withdrawals are treated as ordinary income subject to ordinary income tax up to the amount equal to the excess (if any) of your Account Value immediately before the distribution over the “investment in the contract” at the time of the distribution.

•	Second, Policy loans and loans secured by a Policy are treated as partial withdrawals and taxed accordingly. Any past-due loan interest that is added to the amount of the loan is treated as a loan.
•	Third, a ten percent additional penalty tax is imposed on that portion of any distribution (including distributions upon surrender),
•	Policy loans, or loans secured by a Policy, that is included in income, except where the distribution or loan is made to a taxpayer that is a natural person, and:

1.	is made when the taxpayer is age 59 1⁄2 or older;
2.	is attributable to the taxpayer becoming disabled; or
3.

is part of a series of substantially equal periodic payments (not less frequently than annually) for the duration of the taxpayer’s life (or life expectancy) or for the duration of the longer of the taxpayer’s or the Beneficiary’s life (or life expectancies).

Multiple Policies. All MECs issued by us (or our affiliates) to you during any calendar year will be treated as a single MEC for purposes of determining the amount of a Policy distribution that is taxable to you.

Treatment When Insured Reaches Attained Age 121. As described above, when the Insured reaches Attained Age 121, we will issue you a “paid-up” life insurance Policy. We believe that the paid-up life insurance Policy will continue to qualify as a “life insurance contract” under the Code. However, there is some uncertainty regarding this treatment. It is possible, therefore, that you would be viewed as constructively receiving the Cash Surrender Value in the year in which the Insured attains age 121 and would realize taxable income at that time, even if the Death Benefit Proceeds were not distributed at that time. In addition, any outstanding Policy Debt will be repaid at that time. This repayment may be treated as a taxable distribution to you, if your contract is not a MEC.

The IRS has issued Revenue Procedure 2010-28 providing a safe harbor concerning the application of Sections 7702 and 7702A to life insurance contracts that have mortality guarantees based on the 2001 CSO Table and which may continue in force after an insured attains age 100. If a contract satisfies all the requirements of Sections 7702 and 7702A using all of the Age 100 Safe Harbor Testing Method requirements set forth in Rev. Proc. 2010-28, the IRS will not challenge the qualification of that contract under Sections 7702 and 7702A. Rev. Proc. 2010-28 also states that “No adverse inference should be drawn with respect to the qualification of a contract as a life insurance contract under §7702, or its status as not a MEC under §7702A, merely by reason of a failure to satisfy all of the requirements of [the Age 100 Safe Harbor].”

Federal Income Tax Withholding. We are required to withhold 10% on that portion of a Policy distribution that is taxable, unless you direct us in writing not to do so at or before the time of the Policy distribution. As the Owner you are responsible for the payment of any taxes and early distribution penalties that may be due on Policy distributions.

We may be required to withhold at a rate of 30% under the Foreign Account Tax Compliance Act (“FATCA”) on certain distributions to foreign financial institutions and non-financial foreign entities holding accounts on behalf of and/or the assets of U.S. persons unless the foreign entities provide us with certain certifications regarding their status under FATCA on the applicable IRS forms.

Prospective purchasers with accounts in foreign financial institutions or non-financial foreign entities are advised to consult with a competent tax advisor regarding the application of FATCA to their purchase situation.

Actions to Ensure Compliance with the Tax Law. We believe that the maximum amount of Premiums we intend to permit for the Policies will comply with the Code definition of a “life insurance contract.” We will monitor the amount of your Premiums, and, if you pay a Premium during a Policy Year that exceeds those permitted by the Code, we will promptly refund the Premium or a portion of the Premium before any allocation to the Funds. We reserve the right to increase the death benefit (which may result in larger charges under a Policy) or to take any other action deemed necessary to ensure the compliance of the Policy with the federal tax definition of a life insurance contract.

Trade or Business Entity Owns or Is Directly or Indirectly a Beneficiary of the Policy. Where a Policy is owned by other than a natural person, the Owner’s ability to deduct interest on business borrowing unrelated to the Policy can be impacted as a result of its ownership of cash value life insurance. No deduction will be allowed for a portion of a taxpayer’s otherwise deductible interest

40

expense unless the Policy covers only one individual, and such individual is, at the time first covered by the Policy, a 20 percent owner of the trade or business entity that owns the Policy, or an officer, director, or employee of such trade or business.

Although this limitation generally does not apply to Policies held by natural persons, if a trade or business (other than one carried on as a sole proprietorship) is directly or indirectly the Beneficiary under a Policy (e.g., pursuant to a split-dollar agreement), the Policy will be treated as held by such trade or business. The effect will be that a portion of the trade or business entity’s deduction for its interest expenses will be disallowed unless the above exception for a 20 percent owner, employee, officer or director applies.

The portion of the entity’s interest deduction that is disallowed will generally be a pro rata amount which bears the same ratio to such interest expense as the taxpayer’s average unborrowed cash value bears to the sum of the taxpayer’s average unborrowed cash value and average adjusted bases of all other assets. Any corporate or business use of the life insurance should be carefully reviewed by your tax adviser with attention to these rules as well as any other rules and possible tax law changes that could occur with respect to corporate-owned life insurance.

In Revenue Ruling 2011-9, the IRS held that the status of an insured as an employee “at the time first covered” for purposes of Section 264(f) does not carry over from a contract given up in a Section 1035 tax-free exchange to a contract received in such an exchange. Therefore, the pro rata interest expense disallowance exception of Section 264(f)(4) does not apply to new Policies received in Section 1035 tax-free exchanges unless such Policies also qualify for the exception provided by Section 264(f)(4) of the Code.

Employer-Owned Life Insurance. The Pension Protection Act of 2006 added a new section to the Code that denies the tax-free treatment of death benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee’s status are satisfied or (2) certain rules relating to the payment of the “amount received under the contract” to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied. The new rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business. Any business contemplating the purchase of a Policy on the life of an employee should consult with its legal and tax advisers regarding the applicability of the new legislation to the proposed purchase.

Split Dollar Life Insurance. A tax adviser should also be consulted with respect to the 2003 split dollar regulations if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policy owner is subject to that tax.

Other Employee Benefit Programs. Complex rules may apply when a Policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of employee benefits. These Policy owners also must consider whether the Policy was applied for by, or issued to, a person having an insurable interest under applicable state law, as the lack of insurable interest may, among other things, affect the qualification of the Policy as life insurance for federal income tax purposes and the right of the Beneficiary to death benefits. Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974, as amended. You should consult your legal adviser.

Policy Loan Interest. Generally, no tax deduction is allowed for interest paid or accrued on any indebtedness under a Policy.

Change of Insured Rider. The Company makes no representations concerning the tax effects of the change of insured rider. Owners are responsible for seeking tax counsel regarding the tax effects of the Rider. The Company reserves the right to refund cash value exceeding allowable limits for tax exempt purposes, or that would be charged as current interest income to Owners.

Investment Income Surtax. In taxable years beginning in 2013, taxable distributions from life insurance policies are considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals, trusts, and estates whose income exceeds certain threshold amounts as follows: an amount equal to the lesser of (a) “net investment income”; or (b) the excess of a taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly,

$125,000 for married couples filing separately, and $200,000 for everyone else). The IRS has issued regulations that treat taxable distributions from life insurance policies as “Net investment income.” Please discuss the impact of the Investment Income Surtax on you with a competent tax advisor.

Our Taxes. We are taxed as a life insurance company under part I of subchapter L of the Code. The operations of the Series Account

41

are taxed as part of our operations. Investment income and realized capital gains are not taxed to the extent that they are applied under the Policies. As a result of the Omnibus Budget Reconciliation Act of 1990, we are generally required to capitalize and amortize certain Policy acquisition expenses over a ten year period rather than currently deducting such expenses. This so-called “deferred acquisition cost” tax (“DAC tax”) applies to the deferred acquisition expenses of a Policy and results in a significantly higher corporate income tax liability for Great-West. We reserve the right to adjust the amount of a charge to Premium to compensate us for these anticipated higher corporate income taxes.

A portion of the expense charges applied to Premium is used to offset the federal, state or local taxes that we incur which are attributable to the Series Account or the Policy. We reserve the right to adjust the amount of this charge.

Summary.

•	We do not make any guarantees about the Policy’s tax status.
•	We believe the Policy will be treated as a life insurance contract under federal tax laws.
•	Death benefits generally are not subject to federal income tax.
•	Investment gains are normally not taxed unless distributed to you before the Insured dies.
•	If you pay more Premiums than permitted under the seven-pay test, your Policy will be a MEC.
•	If your Policy becomes a MEC, partial withdrawals, Policy loans and surrenders may incur taxes and tax penalties.

Corporate Tax Shelter Requirements

The Company does not believe that any purchase of a Policy by an Owner pursuant to this offering will be subject to the tax shelter registration, customer list or reporting requirements under the Code and implementing regulations. All Owners that are corporations are advised to consult with their own tax and/or legal counsel and advisers, to make their own determination as to the applicability of the disclosure requirements of IRC § 6011 and Treas. Reg. Section  1.6011-4 to their federal income tax returns.

Legal Proceedings

There are no pending legal proceedings that would have an adverse material effect on the Series Account or on GWFS. Great-West is engaged in various kinds of routine litigation that, in our judgment, is not material to its total assets or material with respect to the Series Account.

Legal Matters

Pursuant to Commodity Futures Trading Commission Rule 4.5, Great-West has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Therefore, it is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

The law firm of Carlton Fields Jorden Burt, P.A., 1025 Thomas Jefferson St., N.W., Suite 400 West, Washington, D.C. 20007-5208, serves as special counsel to Great-West with regard to the federal securities laws.

Cyber Security Risks

Because our variable life insurance contract business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption, and destruction of data maintained online or digitally, denial of service on our website and other operational disruption, and unauthorized release of confidential Owner information. Such system failures and cyber-attacks affecting us, the Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Policy value. For instance, system failures and cyber-attacks may interfere with our processing of Policy transactions, including the processing of Transfer Requests from our website or with the Funds, impact our ability to calculate Unit Values, cause the release and possible destruction of confidential owner or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines, litigation, and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Funds invest, which may cause the Funds underlying your Policy to lose value. There can be no assurance that we or the Funds or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.

42

Abandoned Property Requirements

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of life insurance policies) under various circumstances. This “escheatment” is revocable, however, and the state is obligated to pay the applicable proceeds if the property owner steps forward to claim it with the proper documentation. To help prevent such escheatment, it is important that you keep your policy and other information on file with us up to date, including the names, contact information, and identifying information for owners, beneficiaries, and other payees. Such updates should be communicated by writing to the Company at 8515 E. Orchard Road, 9T2, Greenwood Village, CO 80111, by calling 888-353-2654, by sending an email to gwexecbenefits@greatwest.com or via the web at www.greatwest.com/executivebenefits.

Financial Statements

Great-West’s consolidated financial statements, which are included in the Statement of Additional Information (“SAI”), should be considered only as bearing on our ability to meet our obligations with respect to the death benefit and our assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Series Account.

Independent Registered Public Accounting Firm

The financial statements and financial highlights of each of the investment divisions of the COLI VUL-2 Series Account of Great-West Life & Annuity Insurance Company included in the Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing in the Registration Statement. The consolidated financial statements of Great-West Life & Annuity Insurance Company and Subsidiaries included in the Statement of Additional Information included in the Registration Statement have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing in the Registration Statement. Such financial statements have so been included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

43

Appendix A – Glossary of Terms

Unless otherwise defined in this prospectus, capitalized terms shall have the meaning set forth below.

Account Value – The sum of the value of your interests in the Divisions, the Fixed Account and the Loan Account. This amount reflects: (1) the Premiums you pay; (2) the investment performance of the Divisions you select; (3) any Policy loans or partial withdrawals; (4) your Loan Account balance; and (5) the charges we deduct under the Policy.

Attained Age – The age of the Insured, nearest birthday, as of the Policy Date and each Policy Anniversary thereafter.

Beneficiary – The person(s) named by the Owner to receive the Death Benefit Proceeds upon the death of the Insured.

Business Day – Any day that we are open for business. We are open for business every day that the NYSE is open for trading.

Cash Surrender Value – is equal to:

(a)	Account Value on the effective date of the surrender; less
(b)	outstanding Policy loans and accrued loan interest, if any; less
(c)	any monthly cost of insurance charges.

Corporate Headquarters – Great-West Life & Annuity Insurance Company, 8515 East Orchard Road, Greenwood Village, Colorado 80111, or such other address as we may hereafter specify to you by written notice.

Death Benefit Proceeds – The amount determined in accordance with the terms of the Policy which is payable at the death of the Insured. This amount is the death benefit, decreased by the amount of any outstanding Policy Debt, and increased by the amounts payable under any supplemental benefits.

Divisions – Divisions into which the assets of the Series Account are divided, each of which corresponds to and contains shares of a Fund. Divisions may also be referred to as “investment divisions” or “sub-accounts” in the prospectus, SAI or Series Account financial statements.

Due Proof – Such evidence as we may reasonably require in order to establish that Death Benefit Proceeds are due and payable.

Effective Date – The date on which the first Premium payment is credited to the Policy.

Evidence of Insurability – Information about an Insured that is used to approve or reinstate this Policy or any additional benefit.

Fixed Account – A division of our General Account that provides a fixed interest rate. This account is not part of and does not depend on the investment performance of the Sub-Accounts. The Fixed Account is not an available option for Pre-2009 Policies.

Fund – An underlying mutual fund in which a Division invests. Each Fund is an investment company registered with the SEC or a separate investment series of a registered investment company.

General Account – All of our assets other than those held in a separate investment account.

Initial Premium – The initial Premium amount specified in a Policy.

Insured – The person whose life is insured under the Policy.

Issue Age – The Insured’s age as of the Insured’s birthday nearest the Policy Date.

Issue Date – The date on which we issue a Policy.

Loan Account – All outstanding loans plus credited loan interest held in the General Account of the Company. The Loan Account is not part of the Series Account.

Loan Account Value – The sum of all outstanding loans plus credited loan interest for this Policy.

MEC – Modified Endowment Contract. For more information regarding MECs, see “Modified Endowment Contracts” above.

NYSE – New York Stock Exchange.

A-1

Owner – The person(s) named in the application who is entitled to exercise all rights and privileges under the Policy, while the

Insured is living. The purchaser of the Policy will be the Owner unless otherwise indicated in the application.

Policy Anniversary – The same day in each succeeding year as the day of the year corresponding to the Policy Date.

Policy Date – The effective date of coverage under this Policy. The Policy Months, Policy Years and Policy Anniversaries are measured from the Policy Date.

Policy Debt – The principal amount of any outstanding loan against the Policy plus accrued but unpaid interest on such loan.

Policy Month – The one-month period commencing on the same day of the month as the Policy Date.

Policy Year – The one-year period commencing on the Policy Date or any Policy Anniversary and ending on the next Policy

Anniversary.

Pre-2009 Policy – A Policy issued before January 1, 2009. Owners of a Pre-2009 Policy may continue to make additional premium payments. For information about how the Pre-2009 Policy differs from the Policy that we offer until April 30, 2011, please see Appendix B.

Premiums – Amounts received and allocated to the Sub-Account(s) prior to any deductions.

Request – Any instruction in a form, written, telephoned or computerized, satisfactory to the Company and received in good order at the Corporate Headquarters from the Owner or the Owner’s assignee (as specified in a form acceptable to the Company) or the Beneficiary, (as applicable) as required by any provision of this Policy or as required by the Company. The Request is subject to any action taken or payment made by the Company before it was processed.

SEC – The United States Securities and Exchange Commission.

Series Account – The segregated investment account established by the Company as a separate account under Colorado law named the COLI VUL –2 Series Account. It is registered as a unit investment trust under the 1940 Act.

Sub-Account – Sub-division(s) of the Owner’s Account Value containing the value credited to the Owner from the Series Account. Sub-Accounts may also be referred to as “investment divisions” or “Divisions” in the prospectus, SAI or Series Account financial statements.

Surrender Benefit – Account Value less any outstanding Policy loans and less accrued loan interest.

Total Face Amount – The amount of life insurance coverage you request as specified in your Policy.

Transaction Date – The date on which any Premium payment or Request from the Owner will be processed by the Company. Premium payments and Requests received after 4:00 p.m. EST/EDT will be deemed to have been received on the next Business Day. Requests will be processed and the Sub-Account value will be valued on the day that the Premium payments or Request is received and the NYSE is open for trading.

Transfer – The moving of money from one or more Division(s) or the Fixed Account to one or more Division(s) or the Fixed

Account.

Unit – An accounting unit of measurement that we use to calculate the value of each Division.

Unit Value – The value of each Unit in a Division.

Valuation Date – The date on which the net asset value of each Fund is determined. A Valuation Date is each day that the NYSE is open for regular business. The value of a Division’s assets is determined at the end of each Valuation Date (generally 4:00 p.m. EST/EDT). To determine the value of an asset on a day that is not a Valuation Date, the value of that asset as of the end of the previous Valuation Date will be used.

Valuation Period – The period of time from one determination of Unit Values to the next following determination of Unit Values. We will determine Unit Value for each Valuation Date as of the close of the NYSE (generally 4:00 p.m. EST/EDT) on that Valuation Date.

A-2

Appendix B

Information About How a Pre-2009 Policy and Optional Term Insurance Rider (Issued Prior to January 1, 2009) Differs from the Policy and Optional Rider that We Issued until April 30, 2011

Prior to January 1, 2009, we issued and earlier version of this Policy (the “Pre-2009 Policy”). The Pre-2009 Policy is no longer offered for sale. However, many Pre-2009 Policies remain outstanding and most of the information in the prospectus is applicable. However, this Appendix B explains the differences between the Pre-2009 Policy from the description in the rest of the prospectus, which describes Policies we issued until April 30, 2011. If you own a Pre-2009 (issued prior to January 1, 2009), you should read this Appendix B for information as to your Pre-2009 Policy differs from the Policy described in the rest of the prospectus.

1.	Different Cost of Insurance Charge Amounts

Certain information as to how we calculate the cost of insurance changes for the Policy we issued until April 30, 2011 is set forth under “Monthly Risk Rates” in this prospectus. That discussion applies to the Pre-2009 policy with one exception. References to the

2001 Commissioner’s Standard Ordinary, Age Nearest Birthday, Male/Female, Smoker/Non-Smoker Ultimate Mortality Table do not

apply to the Pre-2009 Policy. Instead, these statements would refer to the 1980 Commissioner’s Standard Ordinary, Age Nearest

Birthday, Male/Female, Smoker/Non-Smoker Ultimate Mortality Table.

The cost of insurance charges under the Pre-2009 Policy differ from those charged under the Policy issued on or after January 1, 2009 as provided in the tables below. Specifically, under the Pre-2009 Policy the minimum cost of insurance charge is $.08 per $1000 and under a Policy issued on or after January 1, 2009, the minimum cost of insurance charge is $.02 per $1000.

2.	Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Pre-2009 Policy. The first table describes the fees and expenses that you will pay at the time that you buy the Pre-2009 Policy, surrender the Pre-2009 Policy, or Transfer cash value between investment options.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance (per $1000 Net Amount at Risk)1
Minimum & Maximum Cost of Insurance Charge	Monthly	Guaranteed: Minimum: $0.08 per $1000 Maximum: $83.33 per $1000

Cost of Insurance Charge for a 46- year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)	Monthly	Guaranteed: $0.41 per $1000

Mortality and Expense Risk Charge2	Monthly	Guaranteed: 0.90% annually Current: 0.40% for Policy Years 1-5, 0.25% for Policy Years 6-20, and 0.10% thereafter

Service Charge	Monthly	Maximum: $15/month Current: $10.00/month Policy Years 1-3 and $7.50/month, Policy Years 4+

Supplemental Benefit Charges

Currently, we are offering the following supplemental optional riders. The charges for the rider you select are deducted monthly from your Account Value as part of the Monthly Deduction described in “Charges and Deductions” below. The benefits provided under each rider are summarized in “Other Provisions and Benefits” below.

Change of Insured Rider*	Upon change of Insured	Minimum: $100 per change Maximum: $400 per change

Change of Insured Rider for a 46-year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)*		$400 per change

Term Life Insurance Rider	Monthly	Guaranteed: Minimum COI: $0.08 per $1000 Maximum COI: $83.33 per $1000

Term Life Insurance Rider for a 46-year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)	Monthly	Guaranteed: $0.41 per $1000

*Not available to individual Owners.

3.	Paid-Up Life Insurance

For the Pre-2009 Policy, if the Insured reached Attained Age 100 and the Policy is in force, the Account Value, less Policy

Debt, will be applied as a single Premium to purchase “paid-up” insurance. This is different from the age disclosed in this prospectus.

4.	Term Life Insurance Rider

For the Pre-2009 Policy, the rider is renewable annually until the Insured’s Attained Age 100. This is different from the age disclosed in the “Term Life Insurance Rider” section of this prospectus for the Policy that we issued until April 30, 2011. In addition, the cost of insurance charges under the Pre-2009 Policy Term Life Insurance Rider differ from those charged under the Term Life Insurance Rider issued on or after January 1, 2009 as provided in the table above. Specifically, under the Pre-2009 Policy Term Life Insurance Rider, the minimum cost of insurance charge is $.08 per $1000 and under a Term Life Insurance Rider issued on or after January 1, 2009, the minimum cost of insurance charge is $.02 per $1000.

5.	Fixed Account

For the Pre-2009 Policy, the Fixed Account is not an available investment option.

6.	Definition of Account Value

Because the Fixed Account is not an option for Pre-2009 Policies, the term of Account Value is defined as “the sum of the value of your interests in the Divisions and the Loan Account. This amount reflects: (1) the Premiums you pay; (2) the investment performance of the Divisions you select; (3) any Policy loans or partial withdrawals; (4) your Loan Account balance; and (5) the charges we deduct under the Policy.”

The SAI is a document that includes additional information about the Series Account, including the financial statements of both Great-West and of each of the Divisions of the Series Account. The SAI is incorporated by reference as a matter of law into the prospectus, which means that it is legally part of the prospectus. The SAI is available upon request, without charge. To request the SAI or other information about the Policy, or to make any inquiries about the Policy, contact Great-West toll-free at 888-353-2654 or via email at www.greatwest.com/executivebenefits.

Information about the Series Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the Series Account are available on the SEC’s website at www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing at the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, D.C. 20549-0102.

Investment Company Act File No. 811-09201

COLI VUL-2 SERIES ACCOUNT

Flexible Premium Variable

Universal Life Insurance Policies

Issued by:

Great-West Life & Annuity Insurance Company

8515 East Orchard Road

Greenwood Village, Colorado 80111

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus. It contains information in addition to the information in the prospectus for the Policy. The prospectus for the Policy, which we may amend from time to time, contains the basic information you should know before purchasing a Policy. This Statement of Additional Information should be read in conjunction with the prospectus, dated April 21, 2017, which is available without charge by contacting Great- West Life & Annuity Insurance Company at (888) 353-2654 or via e-mail at www.greatwest.com/executivebenefits.

April 21, 2017

General Information and History of Great-West and the Series Account

Great-West Life & Annuity Insurance Company (“Great-West,” the “Company,” “we” or “us”) is a stock life insurance company that was originally organized under the laws of the state of Kansas as the National Interment Association. Our name was changed to Ranger National Life Insurance Company in 1963 and to Insuramerica Corporation in 1980 prior to changing to our current name in February 1982. In September 1990, we redomesticated under the laws of Colorado.

We are authorized to do business in forty-nine states, the District of Columbia, Puerto Rico, U.S. Virgin Islands and Guam. We issue individual and group life insurance policies and annuity contracts and accident and health insurance policies.

Great-West is a wholly owned subsidiary of GWL&A Financial, Inc., a Delaware holding company. GWL&A Financial, Inc. is an indirect wholly-owned subsidiary of Great-West Lifeco Inc., a Canadian holding company. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company. Through a group of private holding companies, The Desmarais Family Residuary Trust, which was created on October 8, 2013 under the Last Will and Testament of Paul G. Desmarais, has voting control of Power Corporation of Canada.

We established the COLI VUL-2 Series Account of Great-West Life & Annuity Insurance Company (the “Series Account”) in accordance with Colorado law on November 25, 1997. The Series Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940.

State Regulation

We are subject to the laws of Colorado governing life insurance companies and to regulation by Colorado’s Commissioner of Insurance, whose agents periodically conduct an examination of our financial condition and business operations. We are also subject to the insurance laws and regulations of all the jurisdictions in which we are authorized to do business.

We are required to file an annual statement with the insurance regulatory authority of those jurisdictions where we are authorized to do business relating to our business operations and financial condition as of December 31st of the preceding year.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, 555 Seventeenth Street, Suite 3600, Denver, Colorado 80202, serves as the Company’s and the Series Account’s independent registered public accounting firm.

The financial statements and financial highlights of each of the investment divisions of the COLI VUL-2 Series Account of Great-West Life & Annuity Insurance Company included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing in the Registration Statement. The consolidated financial statements of Great-West Life & Annuity Insurance Company and Subsidiaries included in this Statement of Additional Information included in the Registration Statement have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing in the Registration Statement. Such financial statements have so been included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

1

Underwriters

The offering of the Policy is made on a continuous basis by GWFS Equities, Inc. (“GWFS Equities”), an indirect wholly owned subsidiary of Great-West, whose principal business address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. GWFS Equities is registered with the SEC under the Securities Exchange Act of 1934 (“Exchange Act”) as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”).

GWFS Equities has received no underwriting commissions in connection with this offering in each of the last three fiscal years.

Licensed insurance agents will sell the Policy in those states where the Policy may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Exchange Act, which are members of FINRA and which have entered into selling agreements with GWFS Equities. GWFS Equities also acts as the general distributor of certain annuity contracts issued by us. The maximum sales commission payable to our agents, independent registered insurance agents and other registered broker-dealers is 25% of Premium. In addition, asset-based trail commissions may be paid. A sales representative may be required to return all or a portion of the commissions paid if: (i) a Policy terminates prior to the second Policy Anniversary; or (ii) a Policy is surrendered for the Surrender Benefit within the first six Policy Years and applicable state insurance law permits a return of expense charge.

Underwriting Procedures

We will issue on a fully underwritten basis applicants up to 300% of our standard current mortality assumptions. We will issue on a simplified basis based on case characteristics, such as required Policy size, average age of group and the industry of the group using our standard mortality assumptions. We will issue on a guaranteed basis for larger groups based on case characteristics such as the size of the group, Policy size, average age of group, industry, and group location.

Illustrations

Upon Request, we will provide you an illustration of Cash Surrender Value, Account Value and death benefits. The first illustration you Request during a Policy Year will be provided to you free of charge. Thereafter, each additional illustration Requested during the same Policy Year will be provided to you for a nominal fee not to exceed $50.

Financial Statements

The consolidated financial statements of Great-West as contained herein should be considered only as bearing upon Great-West’s ability to meet its obligations under the Policies, and they should not be considered as bearing on the investment performance of the Series Account. The variable interest of Owners under the Policies are affected solely by the investment results of the Series Account. The financial statements of the Series Account are also included herein.

2

Great-West Life & Annuity Insurance
Company (a wholly-owned subsidiary of
GWL&A Financial Inc.)
Consolidated Balance Sheets as of December 31, 2016 and 2015 and
Related Statements of Income, Comprehensive Income (Loss),
Stockholder’s Equity and Cash Flows for Each of the Three Years in the
Period Ended December 31, 2016 and Report of Independent Registered
Public Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of

Great-West Life & Annuity Insurance Company

Greenwood Village, Colorado

We have audited the accompanying consolidated balance sheets of Great-West Life & Annuity Insurance Company and subsidiaries (the “Company”) as of December 31, 2016 and 2015, and the related consolidated statements of income, comprehensive income (loss), stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2016. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States) and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Great-West Life & Annuity Insurance Company and subsidiaries as of December 31, 2016 and 2015, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado

March 1, 2017

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Consolidated Balance Sheets

December 31, 2016, and 2015

(In Thousands, Except Share Amounts)

	December 31,
	2016	2015
Assets
Investments:
Fixed maturities, available-for-sale, at fair value (amortized cost of $21,672,727 and $20,007,462)	$22,153,703	$20,531,627
Fixed maturities, held-for-trading, at fair value (amortized cost of $519,495 and $612,899)	514,738	615,839
Mortgage loans on real estate (net of valuation allowances of $2,882 and $2,890)	3,558,826	3,247,704
Policy loans	4,019,648	4,092,661
Short-term investments (amortized cost of $303,988 and $267,026)	303,988	267,026
Limited partnership and other corporation interests	34,895	40,980
Other investments	15,052	15,189

Total investments	30,600,850	28,811,026
Other assets:
Cash	18,321	34,362
Reinsurance recoverable	598,864	604,946
Deferred acquisition costs (“DAC”) and value of business acquired (“VOBA”)	486,690	414,143
Investment income due and accrued	287,681	283,183
Due from parent and affiliates	81,995	62,596
Goodwill	137,683	137,683
Other intangible assets	20,087	23,819
Other assets	1,021,210	874,918
Assets of discontinued operations	17,652	21,910
Separate account assets	27,037,765	26,631,193

Total assets	$60,308,798	$57,899,779

See notes to consolidated financial statements.	(Continued)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Consolidated Balance Sheets

December 31, 2016, and 2015

(In Thousands, Except Share Amounts)

	December 31,
	2016	2015
Liabilities and stockholder’s equity
Policy benefit liabilities:
Future policy benefits	$28,872,899	$27,110,981
Policy and contract claims	372,259	354,899
Policyholders’ funds	285,554	299,577
Provision for policyholders’ dividends	49,521	55,481
Undistributed earnings on participating business	15,573	17,024

Total policy benefit liabilities	29,595,806	27,837,962
General liabilities:
Due to parent and affiliates	537,990	540,310
Commercial paper	99,049	93,371
Deferred income tax liabilities, net	191,911	137,116
Other liabilities	816,304	755,651
Liabilities of discontinued operations	17,652	21,910
Separate account liabilities	27,037,765	26,631,193

Total liabilities	58,296,477	56,017,513

Commitments and contingencies (See Note 21)
Stockholder’s equity:
Preferred stock, $1 par value, 50,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $1 par value, 50,000,000 shares authorized; 7,292,708 and 7,232,986 shares issued and outstanding	7,293	7,233
Additional paid-in capital	863,031	840,874
Accumulated other comprehensive income	235,875	233,438
Retained earnings	906,122	800,721

Total stockholder’s equity	2,012,321	1,882,266

Total liabilities and stockholder’s equity	$60,308,798	$57,899,779

See notes to consolidated financial statements.	(Concluded)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Consolidated Statements of Income

Years Ended December 31, 2016, 2015, and 2014

(In Thousands, Except Share Amounts)

	Year Ended December 31,
	2016	2015	2014
Revenues:
Premium income	$465,349	$445,550	$446,395
Fee income	956,817	944,526	729,179
Other revenue	12,261	13,563	7,506
Net investment income	1,276,559	1,254,430	1,228,388
Realized investment gains (losses), net:
Total other-than-temporary losses	(4,963)	(1,044)	(4,334)
Other-than-temporary (gains) losses transferred to other comprehensive income	—	(78)	—
Other realized investment gains (losses), net	97,845	84,832	151,705

Total realized investment gains (losses), net	92,882	83,710	147,371

Total revenues	2,803,868	2,741,779	2,558,839

Benefits and expenses:
Life and other policy benefits	709,333	636,855	643,420
Decrease in future policy benefits	(124,576)	(41,636)	(56,073)
Interest paid or credited to contractholders	608,803	583,319	575,400
Provision for policyholders’ share of losses on participating business	(1,024)	(1,267)	(1,041)
Dividends to policyholders	48,487	57,356	60,739

Total benefits	1,241,023	1,234,627	1,222,445
General insurance expenses	1,181,227	1,078,996	780,991
Amortization of DAC and VOBA	31,309	100,589	44,845
Interest expense	33,705	38,588	37,286

Total benefits and expenses	2,487,264	2,452,800	2,085,567

Income before income taxes	316,604	288,979	473,272
Income tax expense	85,512	98,524	155,903

Net income	$231,092	$190,455	$317,369

See notes to consolidated financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Consolidated Statements of Comprehensive Income (Loss)

Years Ended December 31, 2016, 2015, and 2014

(In Thousands, Except Share Amounts)

	Year Ended December 31,
	2016	2015	2014
Net income	$231,092	$190,455	$317,369

Components of other comprehensive income (loss)
Unrealized holding gains (losses), net, arising on available-for-sale fixed maturity investments	20,295	(643,880)	586,458
Unrealized holding gains (losses), net, arising on cash flow hedges	44,776	31,061	20,137
Reclassification adjustment for (gains) losses, net, realized in net income	(74,271)	(52,597)	(56,159)

Net unrealized gains (losses) related to investments	(9,200)	(665,416)	550,436

Future policy benefits, DAC and VOBA adjustments	10,983	65,245	(58,760)
Employee benefit plan adjustment	1,966	31,586	(95,886)

Other, net	12,949	96,831	(154,646)

Other comprehensive income (loss) before income taxes	3,749	(568,585)	395,790
Income tax expense (benefit) related to items of other comprehensive income	1,312	(199,005)	138,526

Other comprehensive income (loss) (1)	2,437	(369,580)	257,264

Total comprehensive income (loss)	$233,529	$(179,125)	$574,633

(1) Other comprehensive income (loss) includes the non-credit component of impaired losses on fixed maturities available-for-sale, net of future policy benefits, DAC and VOBA adjustments and income taxes, in the amounts of $(6,520), $(6,596), and $177 for the years ended December 31, 2016, 2015, and 2014, respectively.

See notes to consolidated financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Consolidated Statements of Stockholder’s Equity

Years Ended December 31, 2016, 2015, and 2014

(In Thousands, Except Share Amounts)

	Common stock	Additional paid-in capital	Accumulated other comprehensive income (loss)	Retained earnings	Total

Balances, January 1, 2014	$7,032	$774,115	$345,754	$748,831	$1,875,732
Net income	—	—	—	317,369	317,369
Other comprehensive income, net of income taxes	—	—	257,264	—	257,264
Dividends	—	—	—	(316,401)	(316,401)
Share-based compensation	—	3,384	—	—	3,384
Income tax benefit on share-based compensation	—	165	—	—	165

Balances, December 31, 2014	7,032	777,664	603,018	749,799	2,137,513
Net income	—	—	—	190,455	190,455
Other comprehensive loss, net of income taxes	—	—	(369,580)	—	(369,580)
Dividends	—	—	—	(139,533)	(139,533)
Common stock issuance	201	60,602	—	—	60,803
Share-based compensation	—	1,655	—	—	1,655
Income tax benefit on share-based compensation	—	953	—	—	953

Balances, December 31, 2015	7,233	840,874	233,438	800,721	1,882,266
Net income	—	—	—	231,092	231,092
Other comprehensive income, net of income taxes	—	—	2,437	—	2,437
Dividends	—	—	—	(125,691)	(125,691)
Common stock issuance	60	19,690	—	—	19,750
Share-based compensation	—	2,190	—	—	2,190
Income tax benefit on share-based compensation	—	277	—	—	277

Balances, December 31, 2016	$7,293	$863,031	$235,875	$906,122	$2,012,321

See notes to consolidated financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Consolidated Statements of Cash Flows

Years Ended December 31, 2016, 2015, and 2014

(In Thousands, Except Share Amounts)

	Year ended December 31,
	2016	2015	2014
Cash flows from operating activities:
Net income	$231,092	$190,455	$317,369
Adjustments to reconcile net income to net cash provided by operating activities:
Losses allocated to participating policyholders	(1,024)	(1,267)	(1,041)
Amortization of premiums (accretion of discounts) on investments, net	2,209	(12,213)	(42,022)
Net realized (gains) losses on investments	(75,472)	(73,331)	(64,323)
Net proceeds (purchases) of trading securities	107,770	(277,510)	11,478
Interest credited to contractholders	606,790	577,548	571,860
Depreciation and amortization	74,987	139,735	76,461
Deferral of acquisition costs	(93,621)	(64,709)	(110,843)
Deferred income taxes	53,481	21,682	75,044
Contingent consideration	(209)	(17,600)	—
Amortization of low-income housing partnerships	372	4,563	21,713
Other, net	(1,366)	(3,072)	(4,984)
Changes in assets and liabilities:
Policy benefit liabilities	(231,952)	(273,507)	(151,096)
Reinsurance recoverable	10,340	8,738	(18,054)
Investment income due and accrued	(4,392)	(4,385)	(8,951)
Other, net	(23,705)	8,949	(12,273)

Net cash provided by operating activities	655,300	224,076	660,338

Cash flows from investing activities:
Proceeds from sales, maturities, and redemptions of investments:
Fixed maturities, available-for-sale	6,229,209	5,470,124	4,124,159
Mortgage loans on real estate	389,663	594,497	384,306
Limited partnership interests, other corporation interests, and other investments	10,742	6,833	7,555
Purchases of investments:
Fixed maturities, available-for-sale	(7,840,166)	(6,468,699)	(5,174,996)
Mortgage loans on real estate	(694,127)	(448,924)	(609,008)
Limited partnership interests, other corporation interests, and other investments	(5,766)	(1,527)	(2,983)
Net change in short-term investments	(39,677)	(2,238)	22,096
Policy loans, net	5,527	98,143	(11,169)
Acquisition payment	—	—	(28,356)
Purchases of furniture, equipment, and software	(44,644)	(78,778)	(35,537)

Net cash used in investing activities	(1,989,239)	(830,569)	(1,323,933)

See notes to consolidated financial statements.	(Continued)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Consolidated Statements of Cash Flows

Years Ended December 31, 2016, 2015, and 2014

(In Thousands, Except Share Amounts)

	Year ended December 31,
	2016	2015	2014
Cash flows from financing activities:
Contract deposits	$3,546,320	$2,527,039	$2,709,043
Contract withdrawals	(2,098,286)	(1,782,571)	(1,757,936)
Change in due to/from parent and affiliates	(21,719)	(22,359)	49,337
Dividends paid	(125,691)	(139,533)	(316,401)
Proceeds from issuance of common stock	19,750	60,803	—
Proceeds from financing element derivatives	—	—	5,516
Payments for and interest paid on financing element derivatives, net	(6,744)	(9,383)	(8,392)
Payment of contingent consideration	(14,400)	—	—
Net commercial paper borrowings	5,678	(5,218)	(401)
Change in book overdrafts	12,713	(1,651)	(12,052)
Income tax benefit of stock option exercises	277	953	165

Net cash provided by financing activities	1,317,898	628,080	668,879

Net (decrease) increase in cash	(16,041)	21,587	5,284
Cash, beginning of year	34,362	12,775	7,491

Cash, end of year	$18,321	$34,362	$12,775

Supplemental disclosures of cash flow information:
Net cash (paid) received during the year for:
Income taxes	$(1,543)	$(4,093)	$46,453
Interest	(31,254)	(37,288)	(37,284)
Non-cash investing and financing transactions during the years:
Share-based compensation expense	$(2,190)	$(1,655)	$(3,384)
Contingent consideration	—	—	(32,209)

See notes to consolidated financial statements.	(Concluded)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

1.  Organization and Significant Accounting Policies

Organization

Great-West Life & Annuity Insurance Company (“GWLA”) and its subsidiaries (collectively, the “Company”) is a direct wholly-owned subsidiary of GWL&A Financial Inc. (“GWL&A Financial”), a holding company formed in 1998. GWL&A Financial is a direct wholly-owned subsidiary of Great-West Lifeco U.S. LLC (“Lifeco U.S.”) and an indirect wholly-owned subsidiary of Great-West Lifeco Inc. (“Lifeco”), a Canadian holding company. The Company offers a wide range of life insurance, retirement, and investment products to individuals, businesses, and other private and public organizations throughout the United States. The Company is an insurance company domiciled in the State of Colorado and is subject to regulation by the Colorado Division of Insurance.

Basis of Presentation

The consolidated financial statements include the accounts of the Company and the accounts of its subsidiaries over which it exercises control and are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Intercompany transactions and balances have been eliminated in consolidation.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant estimates are required to account for items and matters such as, but not limited to, the valuation of investments and derivatives in the absence of quoted market values, impairment of investments, accounting for derivative financial instruments, valuation of DAC and VOBA, valuation of policy benefit liabilities, valuation of employee benefits plan obligation, the valuation of deferred tax assets or liabilities, net, and valuation of contingent consideration. Actual results could differ from those estimates.

Summary of Significant Accounting Policies

Investments

Investments are reported as follows:

1.	The Company classifies the majority of its fixed maturity investments as available-for-sale which are recorded at fair value with the related net unrealized gain or loss, net of policyholder related amounts, and deferred taxes, recorded in accumulated other comprehensive income (loss) (“AOCI”). Included in fixed maturities are perpetual debt investments which primarily consist of junior subordinated debt instruments that have no stated maturity date but pay fixed or floating interest in perpetuity. Also included in AOCI is net unrealized gain or loss resulting from foreign currency translations of fixed maturity investments denominated in foreign currencies.

Premiums and discounts are recognized as a component of net investment income using the effective interest method. Realized gains and losses are included in net realized investment gains (losses), declines in value determined to be other-than-temporary are included in total other-than-temporary losses, and realized gains and losses from foreign currency translations are recorded in net investment income.

The Company also classifies certain fixed maturity investments as held-for-trading. Assets in the held-for-trading category are carried at fair value with changes in fair value reported in net investment income.

The recognition of income on certain investments (e.g. loan-backed securities, including mortgage-backed and asset-backed securities) is dependent upon market conditions, which may result in prepayments and changes in amounts to be earned. Prepayments on all mortgage-backed and asset-backed securities are monitored monthly, and amortization of the premium and/or the accretion of the discount associated with the purchase of such securities are adjusted by such prepayments.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

The Company recognizes the acquisition of its public fixed maturity investments on a trade date basis and its private placement investments on a funding date basis.

2.	Mortgage loans on real estate consist primarily of domestic commercial collateralized loans and are carried at their unpaid principal balances adjusted for any unamortized premiums or discounts, origination fees, provision allowances, and foreign currency translations. Interest income is accrued on the unpaid principal balance for all loans, except for loans on non-accrual status. Premiums, discounts, and origination fees are amortized to net investment income using the effective interest method. Prepayment penalty fees are recognized in other realized investment gains upon receipt.

The Company actively manages its mortgage loan portfolio by completing ongoing comprehensive analysis of factors such as debt service coverage ratios, loan-to-value ratios, payment status, default or legal status, annual collateral property evaluations, and general market conditions. On a quarterly basis, the Company reviews the above primary credit quality indicators in its internal risk assessment of loan impairment and credit loss. Management’s risk assessment process is subjective and includes the categorization of all loans, based on the above mentioned credit quality indicators, into one of the following categories:

•	Performing - generally indicates the loan has standard market risk and is within its original underwriting guidelines.
•	Non-performing - generally indicates there is a potential for loss due to the deterioration of financial/monetary default indicators or potential foreclosure. Due to the potential for loss, these loans are evaluated for impairment.

The adequacy of the Company’s mortgage provision allowance is reviewed quarterly. The determination of the calculation and the adequacy of the mortgage provision allowance and mortgage impairments involve judgments that incorporate qualitative and quantitative Company and industry mortgage performance data. Management’s periodic evaluation and assessment of the adequacy of the mortgage provision allowance and the need for mortgage impairments is based on known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay, the fair value of the underlying collateral, composition of the loan portfolio, current economic conditions, loss experience, and other relevant factors. Loans included in the non-performing category and other loans with certain substandard credit quality indicators are individually reviewed to determine if a specific impairment is required. Risk is mitigated primarily through first position collateralization, guarantees, loan covenants, and borrower reporting requirements. Since the Company does not originate or hold uncollateralized mortgages, loans are generally not deemed fully uncollectable. Generally, unrecoverable amounts are written off during the final stage of the foreclosure process.

Loan balances are considered past due when payment has not been received based on contractually agreed upon terms. The accrual of interest is discontinued when concerns exist regarding the realization of loan principal or interest. The Company resumes interest accrual on loans when a loan returns to current status or under new terms when loans are restructured or modified.

On a quarterly basis, any loans with terms that were modified during that period are reviewed to determine if the loan modifications constitute a troubled debt restructuring (“TDR”). In evaluating whether a loan modification constitutes a TDR, it must be determined that the modification is a significant concession and the debtor is experiencing financial difficulties.

3.	Limited partnership and other corporation interests are accounted for using either the cost or equity method of accounting. The Company uses the cost method on investments where it has a minor equity interest and no significant influence over the entity’s operations. The Company uses the equity method when it has a partnership interest that is considered more than minor, although the Company has no significant influence over the entity’s operations. Also included in limited partnership interests are limited partnerships established for the purpose of investing in low-income housing that qualify for federal and state tax credits. These interests are carried at amortized cost as determined using the effective yield method.

In the normal course of its activities, the Company is involved with other entities that are considered variable interest entities (“VIE”). The Company would be determined to be a primary beneficiary, and thus consolidate the VIE when the Company has both (a) the power to direct the activities of a VIE that most significantly impact the VIE’s economic performance, and (b) the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE. The Company would also consolidate a VIE when it has, directly or indirectly, more than 50% of the outstanding voting shares (or more than 50% of the kick-out rights through voting interests for investments in limited partnerships). When the Company becomes involved with an entity and when the nature of the Company’s involvement with the entity changes, in order to determine if the Company must consolidate the entity, it evaluates:

•	The structure and purpose of the entity;

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

•	The risks and rewards created by and shared through the entity;
•	The entity’s participants’ ability to direct the activities, receive its benefits, and absorb its losses; and
•	If the Company has more than 50% of the outstanding voting rights or can unilaterally exercise substantive kick-out rights.

The Company performs ongoing qualitative analyses of its involvement with VIEs to determine if consolidation is required.

4.	Policy loans are carried at their unpaid balances. Interest income on policy loans is recognized in net investment income at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policy.

5.	Short-term investments include securities purchased with investment intent and with initial maturities of one year or less, and are generally carried at fair value which is approximated from amortized cost. They also include highly liquid money market securities that are traded in an active market and are carried at fair value.

6.	The Company participates in a securities lending program in which the Company lends fixed maturity securities that are held as part of its general account investment portfolio to third parties. The Company does not enter into these types of transactions for liquidity purposes, but rather for yield enhancement on its investment portfolio. The borrower can return and the Company can request the loaned securities be returned at any time. The Company maintains ownership of the securities at all times and is entitled to receive from the borrower any payments for interest received on such securities during the loan term. Securities lending transactions are accounted for as secured borrowings. The securities on loan are included within fixed maturities and short-term investments in the accompanying consolidated balance sheets. The securities lending agent indemnifies the Company against borrower risk, meaning that the lending agent agrees contractually to replace securities not returned due to a borrower default. The Company generally requires initial collateral in an amount greater than or equal to 102% of the fair value of domestic securities loaned and 105% of foreign securities loaned. Such collateral is used to replace the securities loaned in event of default by the borrower. Acceptable collateral is generally defined as government securities, letters of credit and/or cash collateral. Some cash collateral may be reinvested in short-term repurchase agreements which are also collateralized by U.S. Government or U.S. Government Agency securities. Reinvested cash collateral is recognized within collateral under securities lending agreements in the accompanying consolidated balance sheets. Non-cash collateral is not recognized as the Company does not have effective control.

7.	The Company’s other-than-temporary impairments (“OTTI”) accounting policy requires that a decline in the value of a security below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. The assessment of whether an OTTI has occurred on fixed maturity investments, where management does not intend to sell the fixed maturity investment and it is not more likely than not the Company will be required to sell the fixed maturity investment before recovery of its amortized cost basis, is based upon management’s case-by-case evaluation of the underlying reasons for the decline in fair value of each individual security. Management considers a wide range of factors, as described below, regarding the security issuer and uses its best judgment in evaluating the cause of the decline in its estimated fair value and in assessing the prospects for near-term recovery.

Considerations used by the Company in the impairment evaluation process include, but are not limited to, the following:

•	The extent to which estimated fair value is below cost;
•	Whether the decline in fair value is attributable to specific adverse conditions affecting a particular instrument, its issuer, an industry, or geographic area;
•	The length of time for which the estimated fair value has been below cost;
•	Downgrade of a fixed maturity investment by a credit rating agency;
•	Deterioration of the financial condition of the issuer;
•	The payment structure of the fixed maturity investment and the likelihood of the issuer being able to make payments in the future; and
•	Whether dividends have been reduced or eliminated or scheduled interest payments have not been made.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

If either (a) management has the intent to sell a fixed maturity investment or (b) it is more likely than not the Company will be required to sell a fixed maturity investment before its anticipated recovery, a charge is recorded in net realized investment losses equal to the difference between the fair value and cost or amortized cost basis of the security. If management does not intend to sell the security and it is not more likely than not the Company will be required to sell the fixed maturity investment before recovery of its amortized cost basis, but the present value of the cash flows expected to be collected (discounted at the effective interest rate implicit in the fixed maturity investment prior to impairment) is less than the amortized cost basis of the fixed maturity investment (referred to as the credit loss portion), an OTTI is considered to have occurred. In this instance, total OTTI is bifurcated into two components: the amount related to the credit loss, which is recognized in current period earnings; and the amount attributed to other factors (referred to as the non-credit portion), which is recognized as a separate component in AOCI. The expected cash flows utilized during the impairment evaluation process are determined using judgment and the best information available to the Company including default rates, credit ratings, collateral characteristics, and current levels of subordination. After the recognition of an OTTI, a fixed maturity investment is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in earnings. The difference between the new amortized cost basis and the future cash flows is accreted into net investment income. The Company continues to estimate the present value of cash flows expected to be collected over the life of the security.

Derivative financial instruments

The Company enters into derivative transactions which include the use of interest rate swaps, interest rate swaptions, cross-currency swaps, foreign currency forwards, U.S. government treasury futures, Eurodollar futures, futures on equity indices, interest rate swap futures, and other forward contracts. The Company uses these derivative instruments to manage various risks, including interest rate and foreign currency exchange rate risk associated with its invested assets and liabilities. Derivative instruments are not used for speculative reasons. Certain of the Company’s over-the-counter (“OTC”) derivatives are cleared and settled through a central clearing counterparty while others are bilateral contracts between the Company and a counterparty.

All derivatives, regardless of hedge accounting treatment, are recorded in other assets and other liabilities at fair value. Although some derivatives are executed under a master netting arrangement, the Company does not offset in the consolidated balance sheets the fair value of those derivative instruments and the related cash collateral or net derivative receivables and payables executed with the same counterparty under the same master netting arrangement. At inception of a derivative transaction, the hedge relationship and risk management objective is documented and the designation of the derivative is determined based on specific criteria of the transaction. Accounting for the ongoing changes in the fair value of a derivative depends on the intended use of the derivative. If the derivative is designated as a cash flow hedge, the effective portions of the changes in the fair value of the derivative are recorded in AOCI and are recognized in the consolidated income statements when the hedged item affects earnings. Changes in fair value resulting from foreign currency translations are recorded in either AOCI or net investment income, consistent with where they are recorded on the underlying hedged asset or liability. If the derivative is designated as a fair value hedge, the changes in its fair value and of the fair value of the hedged item attributable to the hedged risk are recognized in earnings in net investment income. Changes in the fair value, including changes resulting from foreign currency translations, of derivatives not qualifying for hedge accounting or where hedge accounting is not elected and the over effective portion of cash flow hedges are recognized in net investment income in the period of the change. Realized foreign currency transactional gains and losses, regardless of hedge accounting treatment, are recorded in net investment income. Termination of derivative contracts prior to expiration generally result in investment gains and losses. Fluctuations in interest rates, foreign currencies, or equity markets may cause the Company to experience volatility in net income.

The Company uses forward settling TBA securities to gain exposure to the investment risk and return of agency mortgage-backed securities (pass-throughs). These transactions are utilized to enhance the return of the Company’s investment portfolio and are accounted for as derivative instruments not qualifying for hedge accounting. The Company purchases agency mortgage-backed TBAs yet does not always take physical delivery of a security but rather may roll the security into the next month. The Company generally takes physical delivery of a security before year end. Changes in fair value on open TBA transactions are recorded in net investment income while realized investment gains or losses are recorded once the Company cash settles or accepts physical delivery of a security.

As part of its hedging strategy, the Company may enter into certain derivative transactions where a cash investment is made by one party. Certain derivative instruments that contain a financing element at inception and where the Company is deemed to be the borrower are included in financing activities in the consolidated statements of cash flows. The cash flows from all other derivative transactions are included in operating activities.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

The Company uses derivative financial instruments for risk management purposes associated with certain invested assets and policy liabilities. Derivatives are used to (a) hedge the economic effects of interest rate and stock market movements on the Company’s guaranteed lifetime withdrawal benefit (“GLWB”) liability, (b) hedge the economic effect of a large increase in interest rates on the Company’s general account life insurance, group pension liabilities, and certain separate account life insurance liabilities, (c) hedge the economic risks of other transactions such as future asset acquisitions or dispositions, the timing of liability pricing, currency risks on non-U.S. dollar denominated assets, and (d) convert floating rate assets or debt obligations to fixed rate assets or debt obligations for asset/liability management purposes.
The Company controls the credit risk of its derivative contracts through credit approvals, limits, monitoring procedures, and in many cases, requiring collateral. The Company’s exposure is limited to the portion of the fair value of derivative instruments that exceeds the value of the collateral held and not to the notional or contractual amounts of the derivatives.

Derivatives in a net asset position may have cash or securities pledged as collateral to the Company in accordance with the collateral support agreements with the counterparty. This collateral is held in a custodial account for the benefit of the Company. Unrestricted cash collateral is included in other assets and the obligation to return it is included in other liabilities. The cash collateral is reinvested in a government money market fund. Cash collateral pledged by the Company is included in other assets.

Fair Value

Certain assets and liabilities are recorded at fair value on the Company’s consolidated balance sheets. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Company categorizes its assets and liabilities measured at fair value on a recurring basis into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Company’s assets and liabilities recorded at fair value on a recurring basis have been categorized based upon the following fair value hierarchy:

•	Level 1 inputs utilize observable, quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date. Financial assets and liabilities utilizing Level 1 inputs include certain money market funds.

•	Level 2 inputs utilize other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. The fair values for some Level 2 securities are obtained from pricing services. The inputs used by the pricing services are reviewed at least quarterly or when the pricing vendor issues updates to its pricing methodology. For fixed maturity securities and separate account assets and liabilities, inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers, and reference data including market research publications. Additional inputs utilized for assets and liabilities classified as Level 2 are:

•	Asset-backed, residential mortgage-backed, commercial mortgage-backed securities, and collateralized debt obligations - new issue data, monthly payment information, collateral performance, and third party real estate analysis.
•	U.S. states and their subdivisions - material event notices.
•	Short-term investments - valued based on amortized cost due to their short term nature and high credit quality of the issuers.
•	Derivative instruments - trading activity, swap curves, credit spreads, currency volatility, net present value of cash flows, and news sources.
•	Separate account assets and liabilities - various index data and news sources, amortized cost (which approximates fair value), trading activity, swap curves, credit spreads, recovery rates, restructuring, net present value of cash flows, and quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

•	Level 3 inputs are unobservable and include situations where there is little, if any, market activity for the asset or liability. In general, the prices of Level 3 securities are obtained from single broker quotes and internal pricing models. If the broker’s inputs are largely unobservable, the valuation is classified as a Level 3. Broker quotes are validated through an internal analyst review process, which includes validation through known market conditions and other relevant data, as noted below. Internal models are usually cash flow based utilizing characteristics of the underlying collateral of the security such as default rate and other relevant data. Inputs utilized for securities classified as Level 3 are as follows:

•	Corporate debt securities - unadjusted single broker quotes which may be in an illiquid market or otherwise deemed unobservable.
•	Asset-backed securities - internal models utilizing asset-backed securities index spreads.
•	GLWB - internal models utilizing long-term equity and interest rate implied volatility, mortality, and policyholder behavior assumptions, such as benefit utilization and partial withdrawals.

The fair value of certain investments in the separate accounts, limited partnerships, and common collective trusts are estimated using net asset value per unit as a practical expedient and are excluded from the fair value hierarchy tables in Notes 8 and 17. These net asset values are based on the fair value of the underlying investments less liabilities.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the asset or liability.

Overall, transfers between levels are attributable to a change in the observability of inputs. Assets and liabilities are transferred to a lower level in the hierarchy when a significant input cannot be corroborated with market observable data. This may occur when market activity decreases and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred to a higher level in the hierarchy when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity including recent trades, a specific event, or one or more significant input(s) becoming observable. All transfers between levels are recognized at the beginning of the reporting period in which the transfer occurred.

The policies and procedures utilized to review, account for, and report on the value and level of the Company’s securities were determined and implemented by the Finance division. The Investments division is responsible for the processes related to security purchases and sales and provides valuation and leveling input to the Finance division when necessary. Both divisions within the Company have worked in conjunction to establish thorough pricing, review, approval, accounting, and reporting policies and procedures around the securities valuation process.

In some instances, securities are priced using external broker quotes. In most cases, when broker quotes are used as pricing inputs, more than one broker quote is obtained. External broker quotes are reviewed internally by comparing the quotes to similar securities in the public market and/or to vendor pricing, if available. Additionally, external broker quotes are compared to market reported trade activity to ascertain whether the price is reasonable, reflective of the current market prices, and takes into account the characteristics of the Company’s securities.

Cash

Cash includes only amounts in demand deposit accounts.

Book overdrafts occur when checks have been issued by the Company, but have not been presented to the Company’s disbursement bank accounts for payment. These bank accounts allow the Company to delay funding of the issued checks until they are presented for payment. This delay in funding results in a temporary source of financing. The activity related to book overdrafts is included in the financing activities in the consolidated statement of cash flows. The book overdrafts, in the amounts of $12,850 and $137, are included in other liabilities at December 31, 2016, and 2015, respectively.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

Internal use software

Purchased software costs, as well as certain internal and external costs incurred to develop internal use computer software during the application development stage, are capitalized and amortized using the straight-line method over the software’s estimated useful life up to five years. Capitalized internal use software development costs, net of accumulated amortization, in the amounts of $98,074 and $93,646, are included in other assets at December 31, 2016, and 2015, respectively. The Company capitalized $30,420, $47,895, and $31,473 of internal use software development costs during the years ended December 31, 2016, 2015, and 2014, respectively.

DAC and VOBA

The Company incurs costs in connection with the acquisition of new and renewal insurance business. Costs that vary directly with and relate to the successful production of new business are deferred as DAC. These costs consist primarily of commissions, costs associated with the Company’s sales representatives, and policy issuance and underwriting expenses related to the production of successfully acquired new business. A success factor is derived from actual contracts issued by the Company from requests for proposals or applications received and applied to the deferrable costs. The recoverability of such costs is dependent upon the future profitability of the related business. Recoverability testing is performed for current issue year products to determine if gross revenues are sufficient to cover DAC and expenses. At least annually, loss recognition testing is performed on aggregated blocks of business to adjust the DAC balance.

VOBA represents the estimated fair value of insurance or annuity contracts acquired either directly through the acquisition of another insurance company or through the acquisition of insurance or annuity contracts through assumption reinsurance transactions.

DAC and VOBA associated with the annuity products and flexible premium universal life insurance products are being amortized over the life of the contracts in proportion to the emergence of gross profits. Retrospective adjustments of these amounts are made when the Company revises its estimates of current or future gross profits on an annual basis. DAC and VOBA associated with traditional life insurance are amortized over the premium-paying period of the related policies in proportion to premium revenues recognized. DAC and VOBA, for applicable products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.

Goodwill and other intangible assets

Goodwill is the excess of cost over the fair value of assets acquired and liabilities assumed in connection with an acquisition. It is considered an indefinite lived asset and therefore is not amortized. The Company tests goodwill for impairment annually or more frequently if events or circumstances indicate that there may be justification for conducting an interim test. If the carrying value of goodwill exceeds its fair value, the excess is recognized as an impairment and recorded as a charge against net income in the period in which the impairment is identified.

Other intangible assets represent the estimated fair value of the portion of the purchase price that was allocated to the value of customer relationships and non-competition intangible asset in various acquisitions. These intangible assets have been assigned values using various methodologies, including present value of projected future cash flows, analysis of similar transactions that have occurred or could be expected to occur in the market and replacement or reproduction cost. The initial valuations of these intangible assets were supported by an independent valuation study commissioned by the Company. Other identified intangible assets with finite lives are amortized over their estimated useful lives, which initially ranged from two to 18 years (weighted average 15 years), primarily based on the cash flows generated by these assets.

Separate accounts

Separate account assets and related liabilities are carried at fair value in the accompanying consolidated balance sheets. The Company issues variable annuity contracts and variable universal life contracts through separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder and therefore, are not included in the Company’s consolidated statements of income.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

Revenues to the Company from the separate accounts consist of contract maintenance fees, investment management fees, administrative fees, and mortality and expense risk charges.

The Company’s separate accounts invest in shares of Great-West Funds, Inc. (“Great-West Funds”) and Putnam-sponsored mutual funds (“Putnam Funds”), open-end management investment companies, which are affiliates of the Company, and shares of other non-affiliated mutual funds and government and corporate bonds.

Future policy benefits liabilities

Life insurance and annuity future benefits liabilities with life contingencies in the amounts of $16,530,160 and $15,955,510 at December 31, 2016, and 2015, respectively, are computed on the basis of assumed investment yield, mortality, morbidity, and expenses, including a margin for adverse deviation. These future policy benefits are calculated as the present value of future benefits (including dividends) and expenses less the present value of future net premiums. The assumptions used in calculating the future policy benefits generally vary by plan, year of issue, and policy duration. Additionally, these future policy benefits are established for claims that have been incurred but not reported based on factors derived from past experience.

Annuity contract benefits liabilities without life contingencies in the amounts of $12,291,378 and $11,104,721 at December 31, 2016, and 2015, respectively, are established at the contract holder’s account value, which is equal to cumulative deposits and credited interest, less withdrawals and mortality, and expense and/or administrative service charges. The Company’s general account also has some immediate annuities. Future benefits for immediate annuities without life contingent payouts are computed on the basis of assumed investment yield and expenses.

Minimum guarantees

The Company calculates additional liabilities for certain variable annuity guaranteed death benefits. The additional reserve for such products recognizes the portion of contract assessments received to compensate the Company for death benefits. Reserves for annuity guaranteed minimum death benefits (“GMDB”) are determined by estimating the present value of expected benefits in excess of the projected account balance. Expected experience is based on a range of inputs and scenarios. The assumptions of investment performance and volatility are consistent with the historical experience of the appropriate underlying equity index, such as the Standard & Poor’s (“S&P”) 500 Index.

The Company also offers GLWB through a variable annuity or a contingent deferred annuity. The GLWB is deemed to be an embedded derivative. The GLWB is recorded at fair value within future policy benefits on the consolidated balance sheets. Changes in fair value of GLWB are recorded in net investment income in the consolidated statements of income.

Reinsurance

In the normal course of its business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage, quota share, yearly renewable term, coinsurance, and modified coinsurance contracts. The Company also assumes risk by participating in yearly renewable term and coinsurance agreements.

For each of its reinsurance agreements, the Company determines if the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. If the Company determines that a reinsurance agreement does not provide indemnification against loss or liability relating to insurance risk, the Company records the agreement using the deposit method of accounting. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

Policy benefits, and policy and contract claims ceded to (assumed from) other insurance companies, are carried as a reinsurance recoverable (payable) in the accompanying consolidated balance sheets. Premiums, fee income, and policyholder benefits are reported net of reinsurance ceded (assumed) in the accompanying consolidated statements of income. The cost of reinsurance related to long duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

The Company strives to cede risks to highly rated, well-capitalized reinsurers. The Company monitors and evaluates the financial condition of reinsurers to minimize exposure to credit risk.

Policy and contract claims

Policy and contract claims include provisions for claims incurred but not reported and claims in the process of settlement. The provision for claims incurred but not reported is valued based primarily on the Company’s prior experience. Claims in the process of settlement are valued in accordance with the terms of the related policies and contracts.

Participating business

The Company has participating policies in which the policyholder shares in the Company’s earnings through policyholder dividends that reflect the difference between the assumptions used in the premium charged and the actual experience on those policies. The amount of dividends to be paid is determined by the Board of Directors.

Participating life and annuity policy benefit liabilities were $6,844,640 and $6,890,616 at December 31, 2016, and 2015, respectively. Participating business composed approximately 10% and 10% of the Company’s individual life insurance in-force at December 31, 2016, and 2015, respectively, and 18%, 20%, and 21% of individual life insurance premium income for the years ended December 31, 2016, 2015, and 2014, respectively. The policyholder’s share of net income on participating policies that cannot be distributed to the Company’s stockholder is excluded from stockholder’s equity and recorded as undistributed earnings on participating business in the consolidated balance sheet.

Revenue recognition

Life insurance premiums are recognized when due. Annuity contract premiums with life contingencies are recognized as received. Revenues for annuity and other contracts without significant life contingencies consist of contract charges for the cost of insurance, and contract administration and surrender fees that have been assessed against the contract account balance during the period and are recognized when earned in fee income. Fees from assets under management, assets under administration, shareholder servicing, mortality and expense risk charges, administration and recordkeeping services, and investment advisory services are recognized when earned in fee income.

Net investment income

Interest income from fixed maturities, mortgage loans on real estate, and policy loans is recognized when earned.

Realized investment gains (losses)

Realized investment gains and losses are reported as a component of revenues and are determined on a specific identification basis. Realized investment gains and losses also result from the termination of derivative contracts prior to expiration that are not designated as hedges for accounting purposes and certain fair-value hedge relationships.

Benefits and expenses

Benefits and expenses on policies with life contingencies are associated with earned premiums so as to result in recognition of profits over the life of the contracts.

Income taxes

Income taxes are recorded using the asset and liability method in which deferred tax assets and liabilities are recorded for expected future tax consequences of events that have been recognized in either the Company’s consolidated financial statements or consolidated tax returns. In estimating future tax consequences, all expected future events, other than enactments or changes in the tax laws or rules, are considered. A valuation allowance is provided to the extent that it is more likely than not that deferred tax assets will not be realized. Although realization is not assured, management believes it is more likely than not that the deferred tax asset will be realized. The effect on deferred taxes from a change in tax rates is recognized in income in the period that includes the enactment date.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

2.  Acquisition

Putnam Retirement Business

Description of transaction

On January 1, 2015, the Company acquired the retirement business of Putnam Investments, LLC (“Putnam”), an affiliate of the Company. The transaction was accounted for as a combination between entities under common control. As such, the assets and liabilities acquired from Putnam were recorded at historical cost as of January 1, 2015. In exchange for cash paid in the amount of $4,114, the Company acquired $11,501 of other assets, assumed $7,717 of other liabilities, and recognized a dividend of $330. The 2016 and 2015 amounts presented are aligned with the new business structure which includes the Putnam retirement business. The 2014 consolidated statement of income amounts reflect the previous structure which excludes the Putnam retirement business as the amounts were considered immaterial.

J.P. Morgan Retirement Plan Services

Description of transaction

On August 29, 2014, the Company completed the acquisition of all of the voting equity interests in the J.P. Morgan Retirement Plan Services (“RPS”) large-market recordkeeping business for a total purchase price of $59,776. The Company incurred $2,859 of acquisition costs for the year ended December 31, 2014, which are included in general insurance expenses. This acquisition transformed the Company, together with Putnam, into the second largest provider based on number of participants in the U.S. defined contribution market.

Contingent consideration

The Company was obligated to make an additional earnout payment up to $50,000 based on the retention of aggregated revenue, as defined in the Purchase and Sale Agreement, 24 months after the close date. As such, an earnout payment of $14,400 was paid in 2016.

The Company recorded adjustments to general insurance expense to recognize the liability at its fair value of $209, $17,600, and zero for the years ended December 31, 2016, 2015, and 2014, respectively. The contingent consideration liability was zero and $14,609 for the years-ended December 31, 2016, and 2015, respectively.

Revenues and earnings of the acquiree

RPS contributed revenue and net income (loss), included in the consolidated statements of income, as follows:

	Year Ended December 31,
	2015	2014
Revenue	$182,759	$54,267
Net loss	(944)	(3,416)

Pro-forma information

Supplementary pro-forma revenues and net earnings for the combined entity, as though the acquisition date for this business combination had been as of January  1, 2014 have not been included as it is impracticable since historical records are not available.

3.  Application of Recent Accounting Pronouncements

Recently adopted accounting pronouncements

In February 2015, the FASB issued ASU 2015-02, Amendments to the Consolidation Analysis. The update primarily amends the criteria used to evaluate whether certain VIEs should be consolidated. The update also modifies the criteria used to determine

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

whether partnerships and similar entities are VIEs. The update is effective for interim and annual periods beginning after December 15, 2015, with early adoption permitted, including in the interim periods. The adoption of this ASU did not have a material effect on the Company’s consolidated financial position or results of operations; however, the Company has additional investments that meet the definition of VIE under this update. As such, the guidance was retrospectively applied and the December 31, 2015 carrying value and maximum exposure to loss in relation to the activities of the VIEs disclosed in Note 5 includes an additional $35,776 to conform to the current period presentation.

In April 2015, the FASB issued ASU 2015-05, Customer’s Accounting for Fees Paid in a Cloud Computing Arrangement. The update requires the Company to determine if a cloud computing arrangement contains a software license and if so, apply the accounting requirements for other intangible assets. The update also supersedes the requirement to apply lease accounting requirements by analogy for lease classification. If the arrangement is not a software license, then the Company applies accounting requirements for a service requirement. The update is effective for interim and annual periods beginning after December 15, 2015, with early adoption permitted. The adoption of this ASU did not have a material effect on the Company’s consolidated financial position or results of operations.

In May 2015, the FASB issued ASU 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) (“ASU 2015-07”). The update required assets being valued using net asset value (“NAV”) as a practical expedient to be excluded from the fair value hierarchy table. The update is effective for interim and annual periods beginning after December 15, 2015. The adoption of this ASU did not have an impact on the Company’s consolidated financial position or results of operations; however, the Company has investments in separate accounts, limited partnerships and common collective trust funds for which fair value is estimated using NAV as a practical expedient. As such, the Company has retroactively applied this guidance as required by the ASU and made the following updates to conform to the current year presentation:

•	Note 8 - removed $533,961 from the December 31, 2015, Level 2 investments in separate accounts in the fair value hierarchy table.
•	Note 17 - removed $286,000 from the Level 2 investments in common collective trust funds and $7,654 from Level 3 investments in limited partnership investments in the December 31, 2015 fair value hierarchy table and removed the $7,654 from the December 31, 2015, Level 3 fair value rollforward.

In May 2015, the FASB issued ASU 2015-09, Financial Services-Insurance: Disclosures about Short-Duration Contracts. The update requires that all years in the claims development table that precede the current reporting period and the related disclosure about the history of claims duration should be presented as required supplementary information. The update also includes a disclosure objective of providing information about claim frequency along with a description of methodologies for determining claim frequency information, unless it is impracticable to do so. The update is effective for annual reporting periods beginning after December 15, 2015, and for interim reporting periods within annual reporting periods beginning after December 15, 2016, with early adoption permitted. The adoption of this ASU did not have a material effect on the Company’s consolidated financial position or results of operations.

Future adoption of new accounting pronouncements

In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers (“ASU 2014-09”). The update outlines a comprehensive accounting model for revenue arising from customer contracts and supersedes most current revenue recognition guidance, including industry-specific guidance. While the update does not apply to insurance contracts within the scope of Topic 944, it does apply to fee income earned by the Company which includes fees from assets under management, assets under administration, shareholder servicing, administration and recordkeeping services, and investment advisory services. The core principle of the model requires that an entity recognizes revenue for the transfer of goods or services equal to the amount that it expects to be entitled to receive for those goods or services. The update also requires increased disclosure about the nature, amount, timing, and uncertainty of revenue and cash flows arising from customer contracts. The FASB has also issued several updates to ASU 2014-09 including ASU 2016-08, Revenue from Contracts with Customers: Principal versus Agent Considerations (improving the operability and understandability of the implementation guidance on principal versus agent considerations), ASU 2016-10, Revenue from Contracts with Customers: Identifying Performance Obligations and Licensing (reducing the cost and complexity of applying the guidance on identifying promised goods or services and to improve the operability and understandability of the licensing implementation guidance), ASU 2016-12, Revenue from Contracts with Customers: Narrow-Scope Improvements and Practical Expedients (amending the guidance on collectability, non cash consideration, presentation of sales tax, and transition) and ASU 2016-20, Technical Corrections and Improvements to Topic 606,

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

Revenue from Contracts with Customers (amending the guidance on contract costs, certain disclosure requirements, etc.). In adopting ASU 2014-09, the Company may use either a full retrospective or a modified retrospective approach. The update is effective for public business entities for interim and annual periods beginning after December 15, 2017. Early adoption is permitted as of accounting periods beginning after December 15, 2016. The Company’s evaluation of ASU 2014-09 is ongoing and not complete. The FASB has issued and may issue in the future, interpretative guidance, which may cause the evaluation to change. While the Company anticipates some changes to revenue recognition, it does not currently believe ASU 2014-09 will have a material effect on its consolidated financial statements.

In January 2016, the FASB issued ASU 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities. The amendments in this update address certain aspects of recognition, measurement, presentation, and disclosure of financial instruments by requiring equity investments (except those accounted for under the equity method of accounting) to be measured at fair value with changes in fair value recognized in net income, simplify the impairment assessment of equity investments without readily determinable fair values by requiring a qualitative assessment to identify impairment, use of exit price notion when measuring the fair value of financial instruments for disclosure purposes, separate presentation of financial assets and liabilities by measurement category and form of financial assets (i.e. securities or loans and receivables) on the balance sheet or notes to the financial statements, eliminating the requirement to disclose the method and significant assumptions used to estimate fair value of a financial instrument measured at amortized cost on the balance sheet, requiring entities to present separately in other comprehensive income the total change in the fair value of a liability resulting from a change in the instrument-specific credit risk (i.e. “own credit”) when the entity has elected to measure the liability at fair value in accordance with the fair value option for financial instruments, and clarify that an entity should evaluate the need for a valuation allowance on a deferred tax asset related to available-for-sale securities in combination with the entity’s other deferred tax assets. The update is effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. The ASU also permits early adoption of the own credit provision. The Company is currently evaluating the impact of this update on its consolidated financial statements.

In February 2016, the FASB issued ASU 2016-02, Leases. This update requires organizations to recognize lease assets and lease liabilities on the balance sheet and also disclose key information about leasing arrangements. This ASU is effective for annual reporting periods beginning on or after December 15, 2018, and interim periods within those annual periods. Earlier application is permitted for all entities as of the beginning of an interim or annual period. The Company is currently evaluating the impact of this update on its consolidated financial statements.

In March 2016, the FASB issued ASU 2016-05, Derivative Contract Novations. This update clarifies that a change in the counterparty to a derivative instrument that has been designated as a hedging instrument in an existing hedging relationship would not, in and of itself, be considered a termination of the derivative instrument or a change in critical term of the hedging relationship. The update is effective for fiscal years and interim periods within those beginning after December 15, 2016. The Company does not believe this ASU will have a material impact on its consolidated financial statements.

In March 2016, the FASB issued ASU 2016-07, Investments - Equity Method and Joint Ventures. This update simplifies the equity method of accounting by eliminating the requirement to retrospectively apply the equity method to an investment that subsequently qualifies for such accounting as a result of an increase in the level of ownership interest or degree of influence. The update is effective for fiscal years and interim periods within those beginning after December 15, 2016. The Company does not believe this ASU will have a material impact on its consolidated financial statements.

In March 2016, the FASB issued ASU 2016-09, Compensation-Stock Compensation: Improvements to Employee Share-Based Payment Account. This update simplifies several aspects of the accounting for employee share-based payment transactions including the accounting for income taxes, forfeitures, statutory tax withholding requirements, and cash flow statements. The update is effective for fiscal years and interim periods within those beginning after December 15, 2016. The Company does not believe this ASU will have a material impact on its consolidated financial statements.

In June 2016, the FASB issued ASU 2016-13, Financial Instruments: Credit Losses: Measurement of Credit Losses on Financial Instruments. This update amends guidance on the impairment of financial instruments by adding an impairment model that is based on expected losses rather than incurred losses and is intended to result in more timely recognition of losses. The standard also simplifies the accounting by decreasing the number of credit impairment models that an entity can use to account for debt instruments. The update is effective for fiscal years and interim periods within those beginning after December 15, 2019 and early adoption is permitted for fiscal years beginning after December 15, 2018. The Company is currently evaluating the impact of this update on its consolidated financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows: Classification of Certain Cash Receipts and Cash Payments (a consensus of the Emerging Issues Task Force). This update amends the guidance on the classification of certain cash receipts and payments on the statement of cash flows including debt prepayment or debt extinguishment costs, settlement of zero-coupon debt instruments or other debt instruments with interest rates that are insignificant in relation to the effective interest rate of the borrowing, contingent consideration payments made after a business combination, proceeds from the settlement of insurance claims, proceeds from the settlement of corporate and bank-owned life insurance policies, distributions from equity method investees, beneficial interests in securitized transactions, and separately identifiable cash flows and application of the predominance principle. The update is effective for fiscal years and interim periods within those beginning after December 15, 2017 and early adoption is permitted. The Company is currently evaluating the impact of this update on its consolidated financial statements.

In November 2016, the FASB issued ASU 2016-18, Statement of Cash Flows: Restricted Cash (a consensus of the Emerging Issues Task Force). This update requires organizations to show the changes in the total of cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. As a result organizations will no longer present transfers between cash and cash equivalents and restricted cash and restricted cash equivalents in the statement of cash flows. The update is effective for fiscal years and interim periods within those beginning after December 15, 2017 and early adoption is permitted. The Company is currently evaluating the impact of this update on its consolidated financial statements.

In January 2017, the FASB issued ASU 2017-04, Intangibles - Goodwill and Other. The update eliminates Step 2 from the goodwill impairment test and will require management to perform its goodwill impairment test by comparing the fair value of a reporting unit with its carrying amount. Any amount by which the carrying amount exceeds the reporting unit’s fair value (not to exceed the goodwill allocated to that reporting unit) is recognized as an impairment charge. The update is effective for annual or any interim goodwill impairment tests after December 15, 2019. Early adoption is permitted for interim or annual goodwill impairment tests performed on testing dates after January 1, 2017. The Company does not expect this update to have a material impact on its consolidated financial statements.

4.  Related Party Transactions

In the normal course of its business, the Company enters into reinsurance agreements with related parties. Included in the consolidated balance sheets are the following amounts related to reinsurance ceded to and assumed from related parties:

	December 31,
	2016	2015
Reinsurance recoverable	$522,950	$530,213
Future policy benefits	1,608,884	1,724,797

Included in the consolidated statements of income are the following related party amounts:

	Year Ended December 31,
	2016	2015	2014
Premium income, net of related party premiums ceded of $17,774, $15,731, and $13,901	$66,928	$68,722	$71,453
Life and other policy benefits, net of reinsurance recoveries of $8,862, $6,494, and $4,594	189,125	193,215	209,102
Decrease in future policy benefits	(88,639)	(52,842)	(46,915)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

In the normal course of business the Company enters into agreements with related parties whereby it provides and/or receives recordkeeping services, investment advisory services, and tax-related services, as well as corporate support services which include general and administrative services, information technology services, and marketing services. The following table presents revenue, expenses incurred and expense reimbursement from related parties for services provided and/or received pursuant to these service agreements. These amounts, in accordance with the terms of the contracts, are based upon market price, estimated costs incurred or resources expended as determined by number of policies, number of participants, certificates in-force, administered assets, or other similar drivers.

		Year Ended December 31,			Financial statement line
Description	Related party	2016	2015	2014
Receives corporate support services	CLAC (1), Great-West Life (1), Great West Global (3), and Putnam (2)	$18,763	$12,609	$4,053	General insurance expense
Provides recordkeeping services	CLAC (1) and Putnam (2)	245	377	13,956	Fee income
Provides shareholder services	Putnam (2)	15,852	5,531	—	Fee income
Receives reimbursement from tax sharing indemnification related to state and local tax liabilities	Putnam (2)	12,261	13,563	7,506	Other revenue
Provides advisory, trustee, recordkeeping and administrative services	Great-West Funds, Inc. and Collective Income Trusts (4)	140,455	138,936	126,726	Fee income

(1) An indirect wholly-owned subsidiary of Lifeco

(2) A wholly-owned subsidiary of Lifeco U.S.

(3) An indirect wholly-owned subsidiary of Lifeco U.S.

(4) Great-West Capital Management, LLC, a subsidiary of the Company, serves as a Registered Investment Advisor to Great-West Funds, Inc., an affiliated open-end management investment company, and to Great-West Trust Company, LLC, an affiliated trust company. Great-West Trust Company, LLC, serves as trustee to several collective investment trusts. The Company provides Great-West Funds, Inc. recordkeeping and administrative services to shareholders and account owners.

The following table summarizes amounts due from parent and affiliates:

			December 31,
Related party	Indebtedness	Due date	2016	2015
GWL&A Financial	On account	On demand	$45,190	$38,864
Lifeco U.S.	On account	On demand	34,992	11,783
Other related party receivables	On account	On demand	1,813	11,949

Total			$81,995	$62,596

The following table summarizes amounts due to parent and affiliates:

			December 31,
Related party	Indebtedness	Due date	2016	2015
GWL&A Financial (1)	Surplus note	November 2034	$194,502	$194,474
GWL&A Financial (2)	Surplus note	May 2046	333,400	333,400
GWL&A Financial	Note interest	May 2017	3,190	4,701
Other related party payables	On account	On demand	6,898	7,735

Total			$537,990	$540,310

(1) A note payable to GWL&A Financial was issued as a surplus note on November 15, 2004, with a face amount of $195,000 and carrying amounts of $194,502 and $194,474 at December 31, 2016, and 2015, respectively. The surplus note bears interest at the rate of 6.675% per annum, payable in arrears each May and November. The note matures on November 15, 2034.

(2) A note payable to GWL&A Financial was issued as a surplus note on May 19, 2006, with a face amount and carrying amount of $333,400. The surplus note bears an interest rate of 2.588% plus the then-current three-month London Interbank Offering Rate (“LIBOR”). The surplus note became redeemable by the Company at the principal amount plus any accrued and unpaid interest after May 16, 2016. The note matures on May 16, 2046.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

Payments of principal and interest under the surplus notes shall be made only out of surplus funds of the Company and only with prior written approval of the Commissioner of Insurance of the State of Colorado when the Commissioner of Insurance is satisfied that the financial condition of the Company warrants such action pursuant to applicable Colorado law. Payments of principal and interest on the surplus notes are payable only if at the time of such payment and after giving effect to the making thereof, the Company’s surplus would not fall below 2.5 times the authorized control level as required by the most recent risk-based capital calculations.

Interest expense attributable to these related party debt obligations was $29,185 for the year ended December 31, 2016 and $37,059 for the years ended December 31, 2015 and 2014. Included in other liabilities on the consolidated balance sheets is $3,190 and $4,701 of interest payable attributable to these related party debt obligations for the years ended December 31, 2016, and 2015, respectively.

The Company’s wholly owned subsidiary Great-West Life & Annuity Insurance Company of South Carolina (“GWSC”) and CLAC are parties to a reinsurance agreement pursuant to which GWSC assumes term life insurance from CLAC. GWL&A Financial obtained two letters of credit for the benefit of the Company as collateral under the GWSC and CLAC reinsurance agreement for policy liabilities and capital support. The first letter of credit is for $1,165,030 and renews annually until it expires on July 3, 2027. The second letter of credit is for $70,000 and renews annually until it expires on December 31, 2017. At December 31, 2016, and 2015 there were no outstanding amounts related to the letters of credit.

Included within reinsurance recoverable in the consolidated balance sheets are $511,575 and $520,753 of funds withheld assets as of December 31, 2016, and 2015, respectively. CLAC pays the Company, on a quarterly basis, interest on the funds withheld balance at a rate of 4.55% per annum. The interest income, in the amount of $22,045, $22,165, and $21,295, is included in net investment income for the years ended December 31, 2016, 2015, and 2014, respectively.

The Company’s separate accounts invest in shares of Great-West Funds, Inc. and Putnam Funds, which are affiliates of the Company and shares of other non-affiliated mutual funds and government and corporate bonds. The Company’s separate accounts include mutual funds or other investment options that purchase guaranteed interest annuity contracts issued by the Company. During the years ended December 31, 2016, 2015, and 2014, these purchases totaled $183,365, $146,547, and $132,961, respectively. As the general account investment contracts are also included in the separate account balances in the accompanying consolidated balance sheets, the Company has reduced the separate account assets and liabilities by $302,898 and $309,108 at December 31, 2016, and 2015, respectively, to eliminate these amounts in its consolidated balance sheets at those dates.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

5.  Summary of Investments

The following tables summarize fixed maturity investments classified as available-for-sale and the non-credit-related component of OTTI in AOCI:

	December 31, 2016
Fixed maturities:	Amortized cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value and carrying value	OTTI (gain) loss included in AOCI (1)
U.S. government direct obligations and U.S. agencies	$3,022,279	$47,791	$34,958	$3,035,112	$—
Obligations of U.S. states and their subdivisions	1,890,568	214,411	6,317	2,098,662	—
Corporate debt securities (2)	13,811,597	477,316	309,164	13,979,749	(1,488)
Asset-backed securities	1,226,493	104,274	18,388	1,312,379	(72,464)
Residential mortgage-backed securities	138,292	3,867	1,167	140,992	23
Commercial mortgage-backed securities	1,222,257	23,207	20,182	1,225,282	—
Collateralized debt obligations	361,241	339	53	361,527	—

Total fixed maturities	$21,672,727	$871,205	$390,229	$22,153,703	$(73,929)

(1) Indicates the amount of any OTTI (gain) loss included in AOCI that is included in gross unrealized gains and losses. OTTI (gain) loss included in AOCI, as presented above, includes both the initial recognition of non-credit losses and the effects of subsequent increases and decreases in estimated fair value for those fixed maturity securities with previous non-credit impairment. The non-credit loss component of OTTI (gain) loss was in an unrealized gain position due to increases in estimated fair value subsequent to initial recognition of non-credit losses on such securities.

(2) Includes perpetual debt investments with amortized cost of $135,187 and estimated fair value of $113,239.

	December 31, 2015
Fixed maturities:	Amortized cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value and carrying value	OTTI (gain) loss included in AOCI (1)
U.S. government direct obligations and U.S. agencies	$3,291,167	$55,193	$4,608	$3,341,752	$—
Obligations of U.S. states and their subdivisions	1,988,214	238,862	7,903	2,219,173	50
Foreign government securities	2,291	—	5	2,286	—
Corporate debt securities (2)	12,388,886	437,207	320,381	12,505,712	(1,810)
Asset-backed securities	1,196,326	128,406	13,362	1,311,370	(86,474)
Residential mortgage-backed securities	122,146	4,734	1,508	125,372	(123)
Commercial mortgage-backed securities	1,009,320	19,117	11,529	1,016,908	—
Collateralized debt obligations	9,112	—	58	9,054	—

Total fixed maturities	$20,007,462	$883,519	$359,354	$20,531,627	$(88,357)

(1) Indicates the amount of any OTTI (gain) loss included in AOCI that is included in gross unrealized gains and losses. OTTI (gain) loss included in AOCI, as presented above, includes both the initial recognition of non-credit losses and the effects of subsequent increases and decreases in estimated fair value for those fixed maturity securities with previous non-credit impairment. The non-credit loss component of OTTI (gain) loss was in an unrealized gain position due to increases in estimated fair value subsequent to initial recognition of non-credit losses on such securities.

(2) Includes perpetual debt investments with amortized cost of $149,062 and estimated fair value of $116,423.

See Note 8 for additional discussion regarding fair value measurements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

The amortized cost and estimated fair value of fixed maturity investments classified as available-for-sale, based on estimated cash flows, are shown in the table below. Actual maturities will likely differ from these projections because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2016
	Amortized cost	Estimated fair value
Maturing in one year or less	$668,305	$690,369
Maturing after one year through five years	3,741,043	3,917,479
Maturing after five years through ten years	6,570,148	6,650,854
Maturing after ten years	5,088,280	5,208,071
Mortgage-backed and asset-backed securities	5,604,951	5,686,930

Total fixed maturities	$21,672,727	$22,153,703

Mortgage-backed (commercial and residential) and asset-backed securities include those issued by the U.S. government and U.S. agencies.

The following table summarizes information regarding the sales of securities classified as available-for-sale:

	Year Ended December 31,
	2016	2015	2014
Proceeds from sales	$4,541,303	$4,187,547	$2,705,999
Gross realized gains from sales	84,305	47,965	47,852
Gross realized losses from sales	16,858	6,476	1,229

Mortgage loans on real estate - The following table summarizes the carrying value of the mortgage loan portfolio by component:

	December 31, 2016	December 31, 2015
Principal	$3,558,863	$3,242,627
Unamortized premium (discount) and fees, net	5,541	7,967
Foreign exchange translation	(2,696)	—
Mortgage provision allowance	(2,882)	(2,890)

Total mortgage loans	$3,558,826	$3,247,704

The following table summarizes the recorded investment of the mortgage loan portfolio by risk assessment category as of December 31, 2016, and 2015, respectively.
	December 31, 2016	December 31, 2015
Performing	$3,560,243	$3,249,129
Non-performing	1,465	1,465

Total	$3,561,708	$3,250,594

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

The following table summarizes activity in the mortgage provision allowance:

	Year Ended December 31,
	2016	2015	2014
	Commercial mortgages	Commercial mortgages	Commercial mortgages
Beginning balance	$2,890	$2,890	$2,890
Provision increases	536	—	—
Provision decreases	(544)	—	—

Ending balance	$2,882	$2,890	$2,890

Allowance ending balance by basis of impairment method:
Individually evaluated for impairment	$536	$—	$—
Collectively evaluated for impairment	2,346	2,890	2,890

Recorded investment balance in the mortgage loan portfolio, gross of allowance, by basis of impairment method:	$3,561,708	$3,250,594	$3,366,460
Individually evaluated for impairment	1,465	14,031	12,986
Collectively evaluated for impairment	3,560,243	3,236,563	3,353,474

Limited partnership and other corporation interests - At December 31, 2016, and 2015, the Company had $34,895 and $40,980, respectively, invested in limited partnership and other corporation interests. Limited partnership interests represent the Company’s minority ownership interests in pooled investment funds that primarily make private equity investments across diverse industries and geographical focuses. The Company has determined its interest in each limited partnership to be considered a VIE. Consolidation is not required as the Company is not deemed to be the primary beneficiary of the VIEs.

The carrying value and maximum exposure to loss in relation to the activities of the VIEs was $32,444 and $38,504 at December 31, 2016, and 2015, respectively.

Special deposits - The Company had securities on deposit with government authorities as required by certain insurance laws with fair values of $7,659 and $14,000 at December 31, 2016, and 2015, respectively.

Securities lending - The Company had no securities on loan under the program, and therefore no cash or securities held as collateral, at December 31, 2016, and 2015.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

Unrealized losses on fixed maturity investments classified as available-for-sale - The following tables summarize unrealized investment losses, including the non-credit-related portion of OTTI losses reported in AOCI, by class of investment:

	December 31, 2016
	Less than twelve months		Twelve months or longer		Total
Fixed maturities:	Estimated fair value	Unrealized loss and OTTI	Estimated fair value	Unrealized loss and OTTI	Estimated fair value	Unrealized loss and OTTI
U.S. government direct obligations and U.S. agencies	$2,006,588	$34,752	$10,526	$206	$2,017,114	$34,958
Obligations of U.S. states and their subdivisions	216,154	5,922	10,498	395	226,652	6,317
Corporate debt securities	4,119,630	170,453	860,153	138,711	4,979,783	309,164
Asset-backed securities	316,065	6,971	230,331	11,417	546,396	18,388
Residential mortgage-backed securities	16,962	102	14,297	1,065	31,259	1,167
Commercial mortgage-backed securities	592,508	17,535	26,068	2,647	618,576	20,182
Collateralized debt obligations	160,612	53	—	—	160,612	53

Total fixed maturities	$7,428,519	$235,788	$1,151,873	$154,441	$8,580,392	$390,229

Total number of securities in an unrealized loss position		610		128		738

	December 31, 2015
	Less than twelve months		Twelve months or longer			Total
Fixed maturities:	Estimated fair value	Unrealized loss and OTTI	Estimated fair value	Unrealized loss and OTTI	Estimated fair value	Unrealized loss and OTTI
U.S. government direct obligations and U.S. agencies	$1,357,822	$4,101	$23,604	$507	$1,381,426	$4,608
Obligations of U.S. states and their subdivisions	267,581	7,903	—	—	267,581	7,903
Foreign government securities	2,286	5	—	—	2,286	5
Corporate debt securities	4,412,965	202,874	552,791	117,507	4,965,756	320,381
Asset-backed securities	247,082	4,372	182,404	8,990	429,486	13,362
Residential mortgage-backed securities	—	—	18,625	1,508	18,625	1,508
Commercial mortgage-backed securities	429,175	11,154	44,498	375	473,673	11,529
Collateralized debt obligations	9,054	58	—	—	9,054	58

Total fixed maturities	$6,725,965	$230,467	$821,922	$128,887	$7,547,887	$359,354

Total number of securities in an unrealized loss position		558		106		664

Fixed maturity investments - Total unrealized losses and OTTI increased by $30,875, or 9%, from December 31, 2015, to December 31, 2016. The overall increase in unrealized losses was across several asset classes and reflects higher interest rates at December 31, 2016, compared to December 31, 2015, resulting in generally lower valuations of these fixed maturity securities.

Total unrealized losses greater than twelve months increased by $25,554 from December 31, 2015, to December 31, 2016. Corporate debt securities account for 90%, or $138,711, of the unrealized losses and OTTI greater than twelve months at December 31, 2016. Non-investment grade corporate debt securities account for $13,285 of the unrealized losses and OTTI greater than twelve months, and $6,791 of the losses are on perpetual debt investments issued by investment grade rated banks in the United Kingdom. Management does not have the intent to sell these assets; therefore, an OTTI was not recognized in earnings.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

Asset-backed securities account for 7% of the unrealized losses and OTTI greater than twelve months at December 31, 2016. The present value of the cash flows expected to be collected is not less than amortized cost and management does not have the intent to sell these assets; therefore, an OTTI was not recognized in earnings.

Other-than-temporary impairment recognition - The OTTI on fixed maturity securities where the loss portion is bifurcated and the credit related component is recognized in realized investment gains (losses) is summarized as follows:

	Year Ended December 31,
	2016	2015	2014
Beginning balance	$102,343	$119,532	$167,961
Initial impairments - credit loss on securities not previously impaired	—	759	—
Reductions:
Due to sales, maturities, or payoffs during the period	(1,785)	(559)	(646)
Due to increases in cash flows expected to be collected that are recognized over the remaining life of the security	(16,893)	(17,389)	(47,783)

Ending balance	$83,665	$102,343	$119,532

Net Investment Income The following table summarizes net investment income:
	Year Ended December 31,
	2016	2015	2014
Investment income:
Fixed maturity and short-term investments	$819,047	$796,133	$816,907
Mortgage loans on real estate	142,478	150,284	149,497
Policy loans	199,737	206,081	207,013
Limited partnership interests	1,759	10,462	9,128
Net interest on funds withheld balances under reinsurance agreements, related party	22,045	22,165	21,295
Derivative instruments (1)	100,007	78,655	39,533
Other	10,468	9,228	5,008

	1,295,541	1,273,008	1,248,381
Investment expenses	(18,982)	(18,578)	(19,993)

Net investment income	$1,276,559	$1,254,430	$1,228,388

(1) Includes gains (losses) on the hedged asset for fair value hedges. Realized Investment Gains (Losses) The following table summarizes realized investment gains (losses):
	Year Ended December 31,
	2016	2015	2014
Realized investment gains (losses):
Fixed maturity and short-term investments	$87,108	$46,027	$54,219
Derivative instruments	(5,318)	5,840	90,504
Mortgage loans on real estate	10,972	31,841	6,857
Other	120	2	(4,209)

Realized investment gains (losses)	$92,882	$83,710	$147,371

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

Included in net investment income and realized investment gains (losses) are amounts allocable to the participating fund account. This allocation is based upon the activity in a specific block of investments that are segmented for the benefit of the participating fund account.

6.  Derivative Financial Instruments

Derivative transactions are generally entered into pursuant to International Swaps and Derivatives Association (“ISDA”) Master Agreements or Master Securities Forward Transaction Agreements (“MSFTA”) with approved counterparties that provide for a single net payment to be made by one party to the other on a daily basis, periodic payment dates, or at the due date, expiration, or termination of the agreement.

The ISDA Master Agreements contain provisions that would allow the counterparties to require immediate settlement of all derivative instruments in a net liability position if the Company were to default on any debt obligations over a certain threshold. The MSFTA contain provisions which do not stipulate a threshold for default and only apply to debt obligations between the Company and the specific counterparty. The aggregate fair value, inclusive of accrued income and expense, of derivative instruments with credit-risk-related contingent features that were in a net liability position was $38,324 and $76,107 as of December 31, 2016, and 2015, respectively. The Company had pledged collateral related to these derivatives of zero and $45,940 as of December 31, 2016, and 2015, respectively, in the normal course of business. If the credit-risk-related contingent features were triggered on December 31, 2016, the fair value of assets that could be required to settle the derivatives in a net liability position was $38,324.

At December 31, 2016, and 2015, the Company had pledged zero and $50,924 of unrestricted cash collateral to counterparties in the normal course of business, while other counterparties had pledged $103,214 and $19,060 of unrestricted cash collateral to the Company to satisfy collateral netting agreements, respectively.

At December 31, 2016, the Company estimated $9,581 of net derivative gains related to cash flow hedges included in AOCI will be reclassified into net income within the next twelve months. Gains and losses included in AOCI are reclassified into net income when the hedged item affects earnings.

Types of derivative instruments and derivative strategies

Interest rate contracts

Cash flow hedges

Interest rate swap agreements are used to convert the interest rate on certain debt security investments and debt obligations from a floating rate to a fixed rate. Interest rate futures are used to manage the interest rate risks of forecasted acquisitions of fixed rate maturity investments and are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

Fair value hedges

Interest rate swap agreements are used to convert the interest rate on certain debt securities from a fixed rate to a floating rate to manage the interest rate risk of the change in the fair value of certain fixed rate maturity investments.

Not designated as hedging instruments

The Company enters into certain transactions in which derivatives are hedging an economic risk but hedge accounting is not elected. These derivative instruments include: exchange-traded interest rate swap futures, over-the-counter (“OTC”) interest rate swaptions, OTC interest rate swaps, exchange-traded Eurodollar interest rate futures, and treasury interest rate futures. Certain of the Company’s OTC derivatives are cleared and settled through a central clearing counterparty while others are bilateral contracts between the Company and a counterparty.

The derivative instruments mentioned above are economic hedges and used to manage risk. These transactions are used to offset changes in liabilities including those in variable annuity products, hedge the economic effect of a large increase in interest rates, manage the potential variability in future interest payments due to a change in credited interest rates and the related change in cash flows due to increased surrenders, and manage interest rate risks of forecasted acquisitions of fixed rate maturity investments and forecasted liability pricing.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

Foreign currency contracts

Cross-currency swaps and foreign currency forwards are used to manage the foreign currency exchange rate risk associated with investments denominated in other than U.S. dollars. The Company uses cross-currency swaps to convert interest and principal payments on foreign denominated debt instruments into U.S. dollars. Cross-currency swaps may be designated as cash flow hedges; however, hedge accounting is not always elected. The Company uses foreign currency forwards to reduce the risk of foreign currency exchange rate changes on proceeds received on sales of foreign denominated debt instruments; however, hedge accounting is not elected.

Equity contracts

The Company uses futures on equity indices to offset changes in guaranteed lifetime withdrawal benefit liabilities; however, hedge accounting is not elected.

Other forward contracts

The Company uses forward settling to be announced (“TBA”) securities to gain exposure to the investment risk and return of agency mortgage-backed securities (pass-throughs). These transactions enhance the return on the Company’s investment portfolio and provide a more liquid and cost effective method of achieving these goals than purchasing or selling individual agency mortgage-backed pools. As the Company does not regularly accept delivery of such securities, they are accounted for as derivatives but hedge accounting is not elected. The Company had no open TBA contracts at either December 31, 2016, or 2015.

The following tables summarize the notional amount and fair value of derivative financial instruments, excluding embedded derivatives:

	December 31, 2016
	Notional amount	Net derivatives	Asset derivatives	Liability derivatives
		Fair value	Fair value (1)	Fair value (1)
Hedge designation/derivative type:
Derivatives designated as hedges:
Cash flow hedges:
Interest rate swaps	$419,800	$33,390	$33,390	$—
Cross-currency swaps	614,208	45,347	53,641	8,294

Total cash flow hedges	1,034,008	78,737	87,031	8,294

Total derivatives designated as hedges	1,034,008	78,737	87,031	8,294

Derivatives not designated as hedges:
Interest rate swaps	468,100	(4,358)	8,982	13,340
Futures on equity indices	34,422	—	—	—
Interest rate futures	81,500	—	—	—
Interest rate swaptions	165,534	354	354	—
Cross-currency swaps	612,733	33,371	50,018	16,647

Total derivatives not designated as hedges	1,362,289	29,367	59,354	29,987

Total derivative financial instruments	$2,396,297	$108,104	$146,385	$38,281

(1) The estimated fair value excludes accrued income and expense. The estimated fair value of all derivatives in an asset position is reported within other assets and the estimated fair value of all derivatives in a liability position is reported within other liabilities in the consolidated balance sheets.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

	December 31, 2016
	Notional amount	Net derivatives	Asset derivatives	Liability derivatives
		Fair value	Fair value (1)	Fair value (1)
Hedge designation/derivative type:
Derivatives designated as hedges:
Cash flow hedges:
Interest rate swaps	$143,800	$11,843	$11,843	$—
Cross-currency swaps	380,873	28,714	28,736	22

Total cash flow hedges	524,673	40,557	40,579	22

Total derivatives designated as hedges	524,673	40,557	40,579	22

Derivatives not designated as hedges:
Interest rate swaps	303,600	3,240	8,295	5,055
Futures on equity indices	29,310	—	—	—
Interest rate futures	117,200	—	—	—
Interest rate swaptions	151,204	189	189	—
Cross-currency swaps	662,935	(51,759)	19,537	71,296

Total derivatives not designated as hedges	1,264,249	(48,330)	28,021	76,351

Total derivative financial instruments	$1,788,922	$(7,773)	$68,600	$76,373

(1) The estimated fair value excludes accrued income and expense. The estimated fair value of all derivatives in an asset position is reported within other assets and the estimated fair value of all derivatives in a liability position is reported within other liabilities in the consolidated balance sheets.

Notional amounts are used to express the extent of the Company’s involvement in derivative transactions and represent a standard measurement of the volume of its derivative activity. Notional amounts represent those amounts used to calculate contractual flows to be exchanged and are not paid or received. The average notional outstanding during the year ended December 31, 2016, was $784,900, $1,141,967, $145,658, $156,632, and $2,230,167 for interest rate swaps, cross-currency swaps, futures, swaptions, and other forward contracts, respectively. The average notional outstanding during the year ended December 31, 2015, was $443,589, $937,242, $111,801, $212,299, and $5,014,845 for interest rate swaps, cross-currency swaps, futures, swaptions, and other forward contracts, respectively.

The following tables present the effect of derivative instruments in the consolidated statements of income reported by cash flow hedges, fair value hedges, and economic hedges, excluding embedded derivatives:

	Gain (loss) recognized in OCI on derivatives (Effective portion)			Gain (loss) reclassified from OCI into net income (Effective portion)
	Year Ended December 31,			Year Ended December 31,
	2016	2015	2014	2016	2015	2014
Cash flow hedges:
Interest rate swaps	$810	$2,228	$9,096	$5,437	$6,779	$7,462	(A)
Interest rate swaps	—	—	—	—	3,634	—	(B)
Interest rate swaps	21,228	—	—	(2,657)	—	—	(C)
Cross-currency swaps	22,738	28,833	11,041	8,469	2,101	1,030	(A)
Cross-currency swaps	—	—	—	—	—	(154)	(B)
Interest rate futures	—	—	—	—	(134)	70	(A)

Total cash flow hedges	$44,776	$31,061	$20,137	$11,249	$12,380	$8,408

(A) Net investment income.

(B) Represents realized gains (losses) on closed positions recorded in realized investment gains (losses), net.

(C) Interest expense.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

	Gain (loss) on derivatives recognized in net income				Gain (loss) on hedged assets recognized in net income
	Year Ended December 31,				Year Ended December 31,
	2016	2015	2014		2016	2015	2014
Fair value hedges:
Interest rate swaps	$—	$(1,507)	$(3,444)	(A)	$—	$—	$—
Interest rate swaps	—	773	—	(B)	—	—	—
Items hedged in interest rate swaps	—	—	—		—	1,511	3,439	(A)
Items hedged in interest rate swaps	—	—	—		—	(773)	—	(B)

Total fair value hedges	$—	$(734)	$(3,444)		$—	$738	$3,439

(A) Net investment income.

(B) Represents realized gains (losses) on closed positions recorded in realized investment gains (losses), net.

	Gain (loss) on derivatives recognized in net income
	Year Ended December 31,
	2016		2015		2014
Derivatives not designated as hedging instruments:
Futures on equity indices	$817	(A)	$(284)	(A)	$(41)	(A)
Futures on equity indices	(7,930)	(B)	(527)	(B)	(534)	(B)
Interest rate swaps	(4,541)	(A)	(1,094)	(A)	6,508	(A)
Interest rate futures	(57)	(A)	(65)	(A)	(51)	(A)
Interest rate futures	(164)	(B)	1	(B)	305	(B)
Interest rate swaptions	302	(A)	2,868	(A)	2,424	(A)
Interest rate swaptions	(313)	(B)	(3,115)	(B)	(3,578)	(B)
Currency forwards	111	(A)	—	(A)	—	(A)
Other forward contracts	4,690	(B)	5,074	(B)	94,465	(B)
Cross-currency swaps	85,746	(A)	69,819	(A)	24,588	(A)
Cross-currency swaps	(1,601)	(B)	—	(B)	—	(B)

Total derivatives not designated as hedging instruments	$77,060		$72,677		$124,086

(A) Net investment income.

(B) Represents realized gains (losses) on closed positions recorded in realized investment gains (losses), net.

Embedded derivative - GLWB

The Company offers GLWB through a variable annuity or a contingent deferred annuity. The GLWB is deemed to be an embedded derivative. The GLWB is recorded at fair value within future policy benefits on the consolidated balance sheets. Changes in fair value of GLWB are recorded in net investment income in the consolidated statements of income.

The estimated fair value of the GLWB was $5,712 and $11,257 at December 31, 2016, and 2015, respectively. The changes in fair value of the GLWB were $(5,545) and $11,257 for the years ended December 31, 2016, and 2015, respectively.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

7.  Summary of Offsetting Assets and Liabilities

The Company enters into derivative transactions with several approved counterparties. The Company’s derivative transactions are generally governed by MSFTA or ISDA Master Agreements which provide for legally enforceable set-off and close-out netting in the event of default or bankruptcy of the Company’s counterparties. The Company’s MSFTA and ISDA Master Agreements generally include provisions which require both the pledging and accepting of collateral in connection with its derivative transactions. These provisions have the effect of securing each party’s position to the extent of collateral held. The following tables summarize the effect of master netting arrangements on the Company’s financial position in the normal course of business and in the event of default or bankruptcy of the Company’s counterparties:

	December 31, 2016
		Gross fair value not offset in balance sheets
Financial instruments:	Gross fair value of recognized assets/liabilities (1)	Financial instruments	Cash collateral received/(pledged)	Net fair value
Derivative instruments (assets) (2)	$119,862	$(26,254)	$92,756	$852
Derivative instruments (liabilities) (3)	26,254	(26,254)	—	—

	December 31, 2015
		Gross fair value not offset in balance sheets
Financial instruments:	Gross fair value of recognized assets/liabilities (1)	Financial instruments	Cash collateral received/(pledged)	Net fair value
Derivative instruments (assets) (2)	$66,435	$(38,236)	$19,060	$9,139
Derivative instruments (liabilities) (3)	76,107	(38,236)	(37,871)	—

(1) The gross fair value of derivative instruments is not netted against offsetting liabilities for presentation on the consolidated balance sheets.

(2) The estimated fair value of derivative instrument assets is reported in other assets in the consolidated balance sheets. Derivative transactions entered into under ISDA master agreements include income and expense accruals.

(3) The estimated fair value of derivative instrument liabilities is reported in other liabilities in the consolidated balance sheets. Derivative transactions entered into under ISDA master agreements include income and expense accruals.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

8.  Fair Value Measurements

Recurring fair value measurements

The following tables present the Company’s financial assets and liabilities carried at fair value on a recurring basis by fair value hierarchy category:

	Assets and liabilities measured at fair value on a recurring basis
	December 31, 2016
	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Fixed maturities available-for-sale:
U.S. government direct obligations and U.S. agencies	$—	$3,035,112	$—	$3,035,112
Obligations of U.S. states and their subdivisions	—	2,098,662	—	2,098,662
Corporate debt securities	—	13,968,110	11,639	13,979,749
Asset-backed securities	—	1,312,379	—	1,312,379
Residential mortgage-backed securities	—	140,992	—	140,992
Commercial mortgage-backed securities	—	1,225,282	—	1,225,282
Collateralized debt obligations	—	361,527	—	361,527

Total fixed maturities available-for-sale	—	22,142,064	11,639	22,153,703

Fixed maturities held-for-trading:
U.S. government direct obligations and U.S. agencies	—	458,067	—	458,067
Corporate debt securities	—	55,591	—	55,591
Commercial mortgage-backed securities	—	1,080	—	1,080

Total fixed maturities held-for-trading	—	514,738	—	514,738

Short-term investments	267,851	36,137	—	303,988
Collateral under derivative counterparty collateral agreements	103,214	—	—	103,214
Derivative instruments designated as hedges:
Interest rate swaps	—	33,390	—	33,390
Cross-currency swaps	—	53,641	—	53,641
Derivative instruments not designated as hedges:
Interest rate swaps	—	8,982	—	8,982
Interest rate swaptions	—	354	—	354
Cross-currency swaps	—	50,018	—	50,018

Total derivative instruments	—	146,385	—	146,385
Separate account assets (1)	15,407,992	11,199,924	—	27,037,765

Total assets	$15,779,057	$34,039,248	$11,639	$50,259,793

Liabilities
Collateral under derivative counterparty collateral agreements	$103,214	$—	$—	$103,214
Derivative instruments designated as hedges:
Cross-currency swaps	—	8,294	—	8,294
Derivative instruments not designated as hedges:
Interest rate swaps	—	13,340	—	13,340
Cross-currency swaps	—	16,647	—	16,647

Total derivative instruments	—	38,281	—	38,281

Embedded derivatives - GLWB	—	—	5,712	5,712
Separate account liabilities (2)	55	336,468	—	336,523

Total liabilities	$103,269	$374,749	$5,712	$483,730

(1) Included in the total fair value amount are $430 million of investments as of December 31, 2016 for which the fair value is estimated using net asset value per unit as a practical expedient which are excluded from the disclosure requirement to classify amounts in the fair value hierarchy in connection with the adoption of ASU 2015-07.

(2) Includes only separate account instruments which are carried at the fair value of the underlying liabilities owned by the separate accounts.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

	Assets and liabilities measured at fair value on a recurring basis
	December 31, 2015
	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Fixed maturities available-for-sale:
U.S. government direct obligations and U.S. agencies	$—	$3,341,752	$—	$3,341,752
Obligations of U.S. states and their subdivisions	—	2,219,173	—	2,219,173
Foreign government securities	—	2,286	—	2,286
Corporate debt securities	—	12,501,174	4,538	12,505,712
Asset-backed securities	—	1,311,370	—	1,311,370
Residential mortgage-backed securities	—	125,372	—	125,372
Commercial mortgage-backed securities	—	1,016,908	—	1,016,908
Collateralized debt obligations	—	9,054	—	9,054

Total fixed maturities available-for-sale	—	20,527,089	4,538	20,531,627

Fixed maturities held-for-trading:
U.S. government direct obligations and U.S. agencies	—	558,208	—	558,208
Corporate debt securities	—	56,566	—	56,566
Commercial mortgage-backed securities	—	1,065	—	1,065

Total fixed maturities held-for-trading	—	615,839	—	615,839

Short-term investments	132,288	134,738	—	267,026
Collateral under derivative counterparty collateral agreements	69,984	—	—	69,984
Derivative instruments designated as hedges:
Interest rate swaps	—	11,843	—	11,843
Cross-currency swaps	—	28,736	—	28,736
Derivative instruments not designated as hedges:
Interest rate swaps	—	8,295	—	8,295
Interest rate swaptions	—	189	—	189
Cross-currency swaps	—	19,537	—	19,537

Total derivative instruments	—	68,600	—	68,600

Separate account assets (1)	15,249,966	10,847,266	—	26,631,193

Total assets	$15,452,238	$32,193,532	$4,538	$48,184,269

Liabilities
Collateral under derivative counterparty collateral agreements	19,060	—	—	19,060
Derivative instruments designated as hedges:
Cross-currency swaps	—	22	—	22
Derivative instruments not designated as hedges:
Interest rate swaps	—	5,055	—	5,055
Cross-currency swaps	—	71,296	—	71,296

Total derivative instruments	—	76,373	—	76,373

Embedded derivatives - GLWB	—	—	11,257	11,257
Separate account liabilities (2)	24	290,293	—	290,317

Total liabilities	$19,084	$366,666	$11,257	$397,007

(1) Included in the total fair value amount are $534 million of investments as of December 31, 2015 for which the fair value is estimated using net asset value per unit as a practical expedient which are excluded from the disclosure requirement to classify amounts in the fair value hierarchy in connection with the adoption of ASU 2015-07.

(2) Includes only separate account instruments which are carried at the fair value of the underlying liabilities owned by the separate accounts.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

The methods and assumptions used to estimate the fair value of the Company’s financial assets and liabilities carried at fair value on a recurring basis are as follows:

Fixed maturity investments

The fair values for fixed maturity investments are generally based upon evaluated prices from independent pricing services. In cases where these prices are not readily available, fair values are estimated by the Company. To determine estimated fair value for these instruments, the Company generally utilizes discounted cash flow models with market observable pricing inputs such as spreads, average life, and credit quality. Fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty.

Short-term investments

The amortized cost of short-term investments is a reasonable estimate of fair value due to their short-term nature and high credit quality of the issuers.

Derivative counterparty collateral agreements

Included in other assets is cash collateral received from or pledged to derivative counterparties and included in other liabilities is the obligation to return the cash collateral to the counterparties. The carrying value of the collateral is a reasonable estimate of fair value.

Derivative instruments

Included in other assets and other liabilities are derivative financial instruments. The estimated fair values of OTC derivatives, primarily consisting of cross-currency swaps, interest rate swaps, and interest rate swaptions, are the estimated amounts the Company would receive or pay to terminate the agreements at the end of each reporting period, taking into consideration current interest rates and other relevant factors.

Embedded derivatives - GLWB

Significant unobservable inputs are used in the fair value measurements of GLWB include long-term equity and interest rate implied volatility, mortality, and policyholder behavior assumptions, such as benefit utilization and partial withdrawals.

Separate account assets and liabilities

Separate account assets and liabilities primarily include investments in mutual fund, fixed maturity, and short-term securities. Mutual funds are recorded at net asset value, which approximates fair value, on a daily basis. The fixed maturity and short-term investments are valued in the same manner, and using the same pricing sources and inputs as the fixed maturity and short-term investments of the Company.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

The following tables present additional information about assets and liabilities measured at fair value on a recurring basis and for which the Company has utilized Level 3 inputs to determine fair value:

	Recurring Level 3 financial assets and liabilities
	Year Ended December 31, 2016
	Assets	Liabilities
	Fixed maturities available-for-sale Corporate debt securities	Embedded derivatives - GLWB
Balances, January 1, 2016	$4,538	$11,257
Realized and unrealized gains (losses) included in:
Net Income	—	(5,545)
Other comprehensive income (loss)	273	—
Settlements	(1,478)	—
Transfers into Level 3 (1)	11,236	—
Transfers out of Level 3 (2)	(2,930)	$—

Balances, December 31, 2016	$11,639	$5,712

Total gains (losses) for the period included in net income attributable to the change in unrealized gains and losses relating to assets held at December 31, 2016	$—	$(5,545)

(1) Transfers into Level 3 are due primarily to decreased observability of inputs in valuation methodologies.

(2) Transfers out of Level 3 are due primarily to increased observability of inputs in valuation methodologies as evidenced by corroboration of market prices with multiple pricing vendors and internal models.

	Recurring Level 3 financial assets and liabilities
	Year Ended December 31, 2015
	Assets			Liabilities
	Fixed maturities available-for-sale			Embedded derivatives - GLWB
	Corporate debt securities	Asset-backed securities	Total
Balances, January 1, 2015	$5,842	$36	$5,878	$—
Realized and unrealized gains (losses) included in:
Net Income	—	—	—	11,257
Other comprehensive income (loss)	(178)	—	(178)	—
Settlements	(1,126)	—	(1,126)	—
Transfers out of Level 3 (1)	—	(36)	(36)	$—

Balances, December 31, 2015	$4,538	$—	$4,538	$11,257

Total gains (losses) for the period included in net income attributable to the change in unrealized gains and losses relating to assets held at December 31, 2015	$—	$—	$—	$11,257

(1) Transfers out of Level 3 are due primarily to increased observability of inputs in valuation methodologies as evidenced by corroboration of market prices with multiple pricing vendors and internal models.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

	Recurring Level 3 financial assets and liabilities
	Year Ended December 31, 2014
	Fixed maturities available-for-sale
	Corporate debt securities	Asset-backed securities	Collateralized debt obligations	Total
January 1, 2014	$6,652	$252,958	$32	$259,642
Realized and unrealized gains (losses) included in:
Net Income	—	—	(17)	(17)
Other Comprehensive income (loss)	(178)	—	(15)	(193)
Settlements	(632)	(19)	—	(651)
Transfers out of Level 3 (1)	—	(252,903)	—	(252,903)

Balances, December 31, 2014	$5,842	$36	$—	$5,878

Total gains (losses) for the period included in net income attributable to the change in unrealized gains and losses relating to assets held at December 31, 2014	$—	$—	$—	$—

(1) Transfers out of Level 3 are due primarily to increased observability of inputs in valuation methodologies as evidenced by corroboration of market prices with multiple pricing vendors and internal models.

The following table presents significant unobservable inputs used during the valuation of certain assets categorized within Level 3 of the recurring fair value measurements table:

	Valuation Technique	Unobservable Input	Range
			December 31, 2016	December 31, 2015
Embedded derivatives - GLWB	Risk neutral stochastic valuation methodology	Equity volatility	15% - 30%	15% - 28%
		Swap curve	0.75% -3.00%	0.75% -3.00%
		Mortality rate	Based on the Annuity 2000 Mortality Table	Based on the Annuity 2000 Mortality Table
		Lapse rate	1% - 15%	1% - 15%

Generally, the following will cause an increase (decrease) in GLWB embedded derivative fair value liabilities:

•	An increase (decrease) in equity volatility;
•	A decrease (increase) in interest rates;
•	A decrease (increase) in mortality;
•	A decrease (increase) in lapses.

The Company notes the following interrelationships:

•	Low equity returns will potentially result in higher in-the-moneyness. This may result in lower lapses increasing the projected number of inforce policies and may also increase the fair value of the GLWB reserve.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

Fair value of financial instruments

The following tables summarize the carrying amounts and estimated fair values of the Company’s financial instruments and investments not carried at fair value on a recurring basis:

	December 31, 2016		December 31, 2015
	Carrying amount	Estimated fair value	Carrying amount	Estimated fair value
Assets
Mortgage loans on real estate	$3,558,826	$3,574,240	$3,247,704	$3,362,496
Policy loans	4,019,648	4,019,648	4,092,661	4,092,661
Limited partnership interests	29,345	29,822	35,039	34,882
Other investments	14,382	44,687	14,596	44,723

Liabilities
Annuity contract benefits without life contingencies	$12,291,378	$12,129,631	$11,104,721	$10,839,205
Policyholders’ funds	285,554	285,554	299,577	299,577
Commercial paper	99,049	99,049	93,371	93,371
Notes payable	531,092	495,004	532,575	563,633

The methods and assumptions used to estimate the fair value of financial instruments not carried at fair value on a recurring basis are summarized as follows:

Mortgage loans on real estate

Mortgage loan fair value estimates are generally based on discounted cash flows. A discount rate matrix is used where the discount rate valuing a specific mortgage generally corresponds to that mortgage’s remaining term and credit quality. Management believes the discount rate used is comparable to the credit, interest rate, term, servicing costs, and risks of loans similar to the portfolio loans that the Company would make today given its internal pricing strategy. The estimated fair value is classified as Level 2.

Policy loans

Policy loans are funds provided to policyholders in return for a claim on the policy. The funds provided are limited to the cash surrender value of the underlying policy. The nature of policy loans is to have a negligible default risk as the loans are fully collateralized by the value of the policy. Policy loans do not have a stated maturity, and the balances and accrued interest are repaid either by the policyholder or with proceeds from the policy. Due to the collateralized nature of policy loans and unpredictable timing of repayments, the Company believes the fair value of policy loans approximates their carrying value. The estimated fair value is classified as Level 2.

Limited partnership interests

Limited partnership interests, accounted for using the cost method, represent the Company’s minority ownership interests in pooled investment funds. These funds employ varying investment strategies that primarily make private equity investments across diverse industries and geographical focuses. The estimated fair value is determined using the partnership financial statement reported capital account or net asset value adjusted for other relevant information which may impact the exit value of the investments. Distributions by these investments are generated from investment gains, from operating income generated by the underlying investments of the funds, and from liquidation of the underlying assets of the funds which are estimated to be liquidated over the next one to 10 years. The estimated fair value is classified as Level 3.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

Other investments

Other investments primarily include real estate held for investment. The estimated fair value for real estate is based on the unadjusted appraised value which includes factors such as comparable property sales, property income analysis, and capitalization rates. The estimated fair value is classified as Level 3.

Annuity contract benefits without life contingencies

The estimated fair value of annuity contract benefits without life contingencies is estimated by discounting the projected expected cash flows to the maturity of the contracts utilizing risk-free spot interest rates plus a provision for the Company’s credit risk. The estimated fair value is classified as Level 2.

Policyholders’ funds

The carrying amount of policyholders’ funds approximates the fair value since the Company can change the interest credited rates with 30 days notice. The estimated fair value is classified as Level 2.

Commercial paper

The amortized cost of commercial paper is a reasonable estimate of fair value due to its short-term nature and the high credit quality of the obligor. The estimated fair value is classified as Level 2.

Notes payable

Notes payable is recorded in due to parent and affiliates in the consolidated balance sheets. The estimated fair value of the notes payable to GWL&A Financial is based upon quoted market prices from independent pricing services of securities with characteristics similar to those of the notes payable. The estimated fair value is classified as Level 2.

9.  Minimum Guarantees

The Company calculates additional liabilities for GMDB and GLWB. The following assumptions and methodology were used to determine GMDB additional reserves at December 31, 2016, and 2015.

Area	Assumptions/Basis for Assumptions
Data Used	Based on 1,050 investment performance scenarios
Mean Investment Performance	Equity: 7% - 13%
Fixed, Bond, Money Market Fund: level 0% - 10%
Volatility	Equity: 10% - 35%
Fixed, Bond, Money Market Fund: 0% - 9%
Mortality	Based on the 1994 VA MGDB Mortality Table
Lapse Rates	Lapse Rates vary by duration and surrender charge
Discount Rates	5%

The assumptions and techniques for valuing the GLWB reserve is disclosed within Note 8 and are identical to those used for valuing the GLWB embedded derivative.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

The separate account liabilities subject to the requirements for additional liabilities for GMDB and GLWB, net amount at risk, net of reinsurance, and the weighted average attained age of contract owners for GMDB and GLWB at December 31, 2016, and 2015, were as follows:

	GMDB	GLWB	Total
December 31, 2016
Separate account liability	$55,607	$413,569	$469,176
Net amount at risk, net of reinsurance	$25,891	$2,941	$28,832
Weighted average attained age	71	58	N/A

December 31, 2015
Separate account liability	$55,999	$210,240	$266,239
Net amount at risk, net of reinsurance	$29,050	$7,582	$36,632
Weighted average attained age	70	57	N/A
The paid and incurred amounts for GMDB and GLWB for the years ended December 31, 2016, 2015, and 2014 were as follows:
	GMDB	GLWB	Total
Additional liability balance:
Balances, January 1, 2014	$5,993	$—	$5,993
Incurred guaranteed benefits	305	—	305
Paid guaranteed benefits	(732)	—	(732)

Balances, December 31, 2014	5,566	—	5,566
Incurred guaranteed benefits	821	4,813	5,634
Paid guaranteed benefits	(920)	—	(920)

Balances, December 31, 2015	5,467	4,813	10,280
Incurred guaranteed benefits	132	(2,740)	(2,608)
Paid guaranteed benefits	(503)	—	(503)

Balances, December 31, 2016	$5,096	$2,073	$7,169

The aggregate fair value of equity securities supporting separate accounts with GMDB and GLWB were as follows:
		December 31, 2016	December 31, 2015
Equity securities - GMDB		$55,605	$55,997
Equity securities - GLWB		412,977	209,828

Total		$468,582	$265,825

10.  Reinsurance

In the normal course of its business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage, quota share, yearly renewable term, coinsurance, and modified coinsurance contracts. The Company retains an initial maximum of $3,500 of coverage per individual life. This initial retention limit of $3,500 may increase due to automatic policy increases in coverage at a maximum rate of $175 per annum, with an overall maximum increase in coverage of $1,000.

Ceded reinsurance contracts do not relieve the Company from its obligations to policyholders. The failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. At December 31, 2016, and 2015, the reinsurance recoverables had carrying values in the amounts of $598,864 and $604,946, respectively. Included in these

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

amounts are $522,950 and $530,213 at December 31, 2016, and 2015, respectively, associated with reinsurance agreements with related parties. At December 31, 2016, and 2015, 87% and 88%, respectively, of the total reinsurance receivable was due from CLAC, a related party.

The Company assumes risk from approximately 40 insurers and reinsurers by participating in yearly renewable term and coinsurance pool agreements. When assuming risk, the Company seeks to generate revenue while maintaining reciprocal working relationships with these partners as they also seek to limit their exposure to loss on any single life.

Maximum capacity to be retained by the Company is dictated at the treaty level and is monitored annually to ensure the total risk retained on any one life is limited to a maximum retention of $4,500.

The following tables summarize life insurance in-force and total premium income at and for the year ended December 31, 2016:

	Life insurance in-force
	Individual	Group	Total
Written and earned direct	$54,618,888	$41,809,635	$96,428,523
Reinsurance ceded	(10,568,467)	(833,090)	(11,401,557)
Reinsurance assumed	56,165,011	—	56,165,011

Net	$100,215,432	$40,976,545	$141,191,977

Percentage of amount assumed to net	56%	—%	40%

	Premium income
	Life insurance	Annuities	Total
Written and earned direct	$392,654	$1,998	$394,652
Reinsurance ceded	(52,397)	(81)	(52,478)
Reinsurance assumed	123,175	—	123,175

Net	$463,432	$1,917	$465,349

The following tables summarizes life insurance in-force and total premium income at and for the year ended December 31, 2015:

	Life insurance in-force
	Individual	Group	Total
Written and earned direct	$53,403,194	$41,855,857	$95,259,051
Reinsurance ceded	(10,169,625)	(393,512)	(10,563,137)
Reinsurance assumed	58,742,234	—	58,742,234

Net	$101,975,803	$41,462,345	$143,438,148

Percentage of amount assumed to net	58%	—%	41%

	Premium income
	Life insurance	Annuities	Total
Written and earned direct	$368,442	$503	$368,945
Reinsurance ceded	(48,107)	(86)	(48,193)
Reinsurance assumed	124,798	—	124,798

Net	$445,133	$417	$445,550

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

The following table summarizes total premium income for the year ended December 31, 2014:

	Premium income
	Life insurance	Annuities	Total
Written and earned direct	$360,959	$1,255	$362,214
Reinsurance ceded	(45,925)	(95)	(46,020)
Reinsurance assumed	130,201	—	130,201

Net	$445,235	$1,160	$446,395

Reinsurance recoveries for life and other policy benefits were $39,520, $23,179, and $23,965 for the years ended December 31, 2016, 2015, and 2014, respectively.

11.  Deferred Acquisition Costs and Value of Business Acquired

The following table summarizes activity in DAC and VOBA:

	DAC	VOBA	Total
Balances, January 1, 2014	$314,071	$29,217	$343,288
Capitalized additions	110,315	—	110,315
Amortization and writedowns	(41,045)	(3,801)	(44,846)
Unrealized investment (gains) losses	(29,933)	(130)	(30,063)

Balances, December 31, 2014	353,408	25,286	378,694
Capitalized additions	63,093	—	63,093
Amortization and writedowns	(96,095)	(4,493)	(100,588)
Unrealized investment (gains) losses	73,012	(68)	72,944

Balances, December 31, 2015	393,418	20,725	414,143
Capitalized additions	93,222	—	93,222
Amortization and writedowns	(29,317)	(1,992)	(31,309)
Unrealized investment (gains) losses	10,522	112	10,634

Balances, December 31, 2016	$467,845	$18,845	$486,690

The estimated future amortization of VOBA for the years ended December 31, 2017, through December 31, 2021, is approximately $3,200 per annum.

12.  Goodwill and Other Intangible Assets

The balance of goodwill, all of which is within the Empower Retirement segment, at December 31, 2016, and 2015 was $137,683.

The following tables summarize other intangible assets, all of which are within the Empower Retirement segment:

	December 31, 2016
	Gross carrying amount	Accumulated amortization	Net book value
Customer relationships	$47,580	$(27,517)	$20,063
Non-competition	1,325	(1,301)	24

Total	$48,905	$(28,818)	$20,087

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

	December 31, 2015
	Gross carrying amount	Accumulated amortization	Net book value
Customer relationships	$47,580	$(24,251)	$23,329
Non-competition	1,325	(835)	490

Total	$48,905	$(25,086)	$23,819

Amortization expense for other intangible assets included in general insurance expenses was $3,732, $4,096, and $3,531 for the years ended December 31, 2016, 2015, and 2014, respectively. Except for goodwill, the Company has no intangible assets with indefinite lives.

The estimated future amortization of other intangible assets using current assumptions, which are subject to change, for the years ended December 31, 2017, through December 31, 2021, is approximately $2,200 per annum.

13.  Commercial Paper

The Company maintains a commercial paper program that is partially supported by a $50,000 corporate credit facility.

The following table provides information regarding the Company’s commercial paper program:

	December 31,
	2016	2015
Face value	$99,049	$93,371
Carrying value	$99,049	$93,371
Effective interest rate	0.7%-0.8%	0.5%-0.6%
Maturity range (days)	10 - 30	8 - 28

14.  Stockholder’s Equity and Dividend Restrictions

At December 31, 2016, and 2015, the Company had 50,000,000 shares of $1 par value preferred stock authorized, none of which was issued or outstanding at either date. In addition, the Company has 50,000,000 shares of $1 par value common stock authorized, 7,292,708 and 7,232,986 of which were issued and outstanding at December 31, 2016, and 2015, respectively.

The Company’s net income and capital and surplus, as determined in accordance with statutory accounting principles and practices as prescribed by the National Association of Insurance Commissioners (“NAIC”), is as follows:

	Year Ended December 31,				December 31,

	2016	2015	2014		2016	2015

Net income	$100,657	$187,232	$134,091	Capital and surplus	$1,053,333	$1,114,764

Regulatory compliance is determined by a ratio of a company’s total adjusted capital (“TAC”) to its authorized control level risk-based capital (“ACL”), as determined in accordance with statutory accounting principles and practices as prescribed by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is 200% of ACL. The Company’s risk-based capital ratio was in excess of the required amount as of December 31, 2016.

Dividends are paid as determined by the Board of Directors, subject to restrictions as discussed below. During the years ended December 31, 2016, 2015, and 2014, the Company paid dividends in the amounts of $125,691, $139,533, and $316,401, respectively, to its parent company, GWL&A Financial.

As an insurance company domiciled in the State of Colorado, the Company is required to maintain a minimum of $2,000 of capital and surplus. In addition, the maximum amount of dividends which can be paid to stockholders by insurance companies

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

domiciled in the State of Colorado, without prior approval of the Insurance Commissioner, is subject to restrictions relating to statutory capital and surplus and statutory net gain from operations. As filed with the Colorado Division of Insurance, the statutory capital and surplus and net gain from operations at and for the year ended December 31, 2016, were $1,053,333 and $101,753, respectively. Based on the as filed amounts, the Company may pay an amount up to $101,753 of dividends during the year ended December 31, 2017, without the prior approval of the Colorado Insurance Commissioner. Prior to any payments of dividends, the Company seeks approval from the Colorado Insurance Commissioner.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

15.  Other Comprehensive Income

The following tables present the accumulated balances for each classification of other comprehensive income (loss):

	Year Ended December 31, 2016
	Unrealized holding gains / losses arising on fixed maturities, available-for- sale	Unrealized holding gains / losses arising on cash flow hedges	Future policy benefits, DAC and VOBA adjustments	Employee benefit plan adjustment	Total
Balances, January 1, 2016	$339,520	$45,284	$(65,785)	$(85,581)	$233,438
Other comprehensive income (loss) before reclassifications	13,192	29,104	7,139	(4,755)	44,680
Amounts reclassified from AOCI	(40,964)	(7,312)	—	6,033	(42,243)

Net current period other comprehensive income (loss)	(27,772)	21,792	7,139	1,278	2,437

Balances, December 31, 2016	$311,748	$67,076	$(58,646)	$(84,303)	$235,875

	Year Ended December 31, 2015
	Unrealized holding gains / losses arising on fixed maturities, available-for- sale	Unrealized holding gains / losses arising on cash flow hedges	Future policy benefits, DAC and VOBA adjustments	Employee benefit plan adjustment	Total
Balances, January 1, 2015	$784,183	$33,141	$(108,194)	$(106,112)	$603,018
Other comprehensive income (loss) before reclassifications	(418,522)	20,190	42,409	12,825	(343,098)
Amounts reclassified from AOCI	(26,141)	(8,047)	—	7,706	(26,482)

Net current period other comprehensive income (loss)	(444,663)	12,143	42,409	20,531	(369,580)

Balances, December 31, 2015	$339,520	$45,284	$(65,785)	$(85,581)	$233,438

	Year Ended December 31, 2014
	Unrealized holding gains / losses arising on fixed maturities, available-for- sale	Unrealized holding gains / losses arising on cash flow hedges	Future policy benefits, DAC and VOBA adjustments	Employee benefit plan adjustment	Total
Balances, January 1, 2014	$434,023	$25,517	$(70,000)	$(43,786)	$345,754
Other comprehensive income (loss) before reclassifications	381,198	13,089	(38,194)	(67,380)	288,713
Amounts reclassified from AOCI	(31,038)	(5,465)	—	5,054	(31,449)

Net current period other comprehensive income (loss)	350,160	7,624	(38,194)	(62,326)	257,264

Balances, December 31, 2014	$784,183	$33,141	$(108,194)	$(106,112)	$603,018

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

The following tables present the composition of other comprehensive income (loss):

	Year Ended December 31, 2016
	Before-tax amount	Tax (expense) benefit	Net-of-tax amount
Unrealized holding gains (losses), net, arising on fixed maturities, available-for-sale	$20,295	$(7,103)	$13,192
Unrealized holding gains (losses), net, arising on cash flow hedges	44,776	(15,672)	29,104
Reclassification adjustment for (gains) losses, net, realized in net income	(74,271)	25,995	(48,276)

Net unrealized gains (losses) related to investments	(9,200)	3,220	(5,980)
Future policy benefits, DAC and VOBA adjustments	10,983	(3,844)	7,139

Net unrealized gains (losses)	1,783	(624)	1,159
Employee benefit plan adjustment	1,966	(688)	1,278

Other comprehensive income (loss)	$3,749	$(1,312)	$2,437

	Year Ended December 31, 2015
	Before-tax amount	Tax (expense) benefit	Net-of-tax amount
Unrealized holding gains (losses), net, arising on fixed maturities, available-for-sale	$(643,880)	$225,358	$(418,522)
Unrealized holding gains (losses), net, arising on cash flow hedges	31,061	(10,871)	20,190
Reclassification adjustment for (gains) losses, net, realized in net income	(52,597)	18,409	(34,188)

Net unrealized gains (losses) related to investments	(665,416)	232,896	(432,520)
Future policy benefits, DAC and VOBA adjustments	65,245	(22,836)	42,409

Net unrealized gains (losses)	(600,171)	210,060	(390,111)
Employee benefit plan adjustment	31,586	(11,055)	20,531

Other comprehensive income (loss)	$(568,585)	$199,005	$(369,580)

	Year Ended December 31, 2014
	Before-tax amount	Tax (expense) benefit	Net-of-tax amount
Unrealized holding gains (losses), net, arising on fixed maturities, available-for-sale	$586,458	$(205,260)	$381,198
Unrealized holding gains (losses), net, arising on cash flow hedges	20,137	(7,048)	13,089
Reclassification adjustment for (gains) losses, net, realized in net income	(56,159)	19,656	(36,503)

Net unrealized gains (losses) related to investments	550,436	(192,652)	357,784
Future policy benefits, DAC and VOBA adjustments	(58,760)	20,566	(38,194)

Net unrealized gains (losses)	491,676	(172,086)	319,590
Employee benefit plan adjustment	(95,886)	33,560	(62,326)

Other comprehensive income (loss)	$395,790	$(138,526)	$257,264

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

The following table presents the reclassifications from accumulated other comprehensive income (loss):

	Year Ended December 31,
	2016		2015		2014
Details about accumulated other comprehensive income (loss) components	Amount reclassified from accumulated other comprehensive income (loss)						Affected line item in the statement where net income is presented
Unrealized holdings (gains) losses, net, arising on fixed maturities, available-for-sale	$(63,022)		$(40,217)		$(47,751)		Other realized investment (gains) losses, net

	(63,022)		(40,217)		(47,751)		Total before tax
	(22,058)		(14,076)		(16,713)		Tax expense or benefit

	$(40,964)		$(26,141)		$(31,038)		Net of tax

Unrealized holdings (gains) losses, net, arising on cash flow hedges	$(13,906)		$(12,380)		$(8,408)		Net investment income
	2,657		—		—		Interest expense

	(11,249)		(12,380)		(8,408)		Total before tax
	(3,937)		(4,333)		(2,943)		Tax expense or benefit

	$(7,312)		$(8,047)		$(5,465)		Net of tax

Amortization of employee benefit plan items
Prior service costs (benefits)	$(601)	(1)	$(694)	(1)	$3,189	(1)
Actuarial losses (gains)	9,882	(1)	12,550	(1)	2,730	(1)
Settlement	—	(1)	—	(1)	1,857	(1)

	9,281		11,856		7,776		Total before tax
	3,248		4,150		2,722		Tax expense or benefit

	$6,033		$7,706		$5,054		Net of tax

Total reclassification	$(42,243)		$(26,482)		$(31,449)		Net of tax

(1) These accumulated other comprehensive income components are included in the computation of net periodic (benefit) cost of employee benefit plans (see Note 17 for additional details).

16.  General Insurance Expenses

The following table summarizes the significant components of general insurance expenses:

	Year Ended December 31,
	2016	2015	2014
Compensation	$625,364	$564,008	$406,601
Commissions	222,028	206,360	210,797
Other	333,835	308,628	163,593

Total general insurance expenses	$1,181,227	$1,078,996	$780,991

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

17.  Employee Benefit Plans

Defined Benefit Pension, Post-Retirement Medical, and Supplemental Executive Retirement Plans

The Company has a noncontributory Defined Benefit Pension Plan covering substantially all of its employees that were hired before January 1, 1999. Prior to December 31, 2012, the Company accounted for the Defined Benefit Pension Plan as the direct legal obligation of the Company and accounted for the corresponding plan obligations on its balance sheet and statements of income. Effective December 31, 2012, the Company transferred the sponsorship of the Defined Benefit Pension Plan to GWL&A Financial, the Company’s immediate parent. Despite the change in sponsorship of the Defined Benefit Pension Plan, the Company continues to account for the corresponding plan obligations on its balance sheet and statements of income.

Benefits for the Defined Benefit Pension Plan are based principally on an employee’s years of service and compensation levels near retirement. The Company’s policy for funding the Defined Benefit Pension Plans is to make annual contributions, which equal or exceed regulatory requirements.

The Company sponsors an unfunded Post-Retirement Medical Plan (the “Medical Plan”) that provides health benefits to retired employees who are not Medicare eligible. The Medical Plan is contributory and contains other cost sharing features which may be adjusted annually for the expected general inflation rate. The Company’s policy is to fund the cost of the Medical Plan benefits in amounts determined at the discretion of management.

The Company also provides Supplemental Executive Retirement Plans to certain key executives. These plans provide key executives with certain benefits upon retirement, disability, or death based upon total compensation. The Company has purchased individual life insurance policies with respect to employees covered by these plans. The Company is the owner and beneficiary of the insurance contracts.

A December 31 measurement date is used for the employee benefit plans.

The following tables provide a reconciliation of the changes in the benefit obligations, fair value of plan assets and the underfunded status for the Company’s Defined Benefit Pension, Post-Retirement Medical, and Supplemental Executive Retirement plans:

	Defined Benefit Pension Plan		Post-Retirement Medical Plan		Supplemental Executive Retirement Plan		Total
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015	2016	2015	2016	2015
Change in projected benefit obligation:
Benefit obligation, January 1	$560,817	$583,080	$16,637	$12,782	$43,858	$55,832	$621,312	$651,694
Service cost	(1,403)	12,851	1,246	1,042	294	282	137	14,175
Interest cost	25,263	23,987	713	560	1,775	2,122	27,751	26,669
Actuarial (gain) loss	24,928	(42,863)	1,408	3,360	1,911	(9,504)	28,247	(49,007)
Regular benefits paid	(17,315)	(16,238)	(973)	(1,446)	(3,337)	(4,874)	(21,625)	(22,558)
Acquisition	—	—	—	339	—	—	—	339

Benefit obligation, December 31	$592,290	$560,817	$19,031	$16,637	$44,501	$43,858	$655,822	$621,312

Accumulated benefit obligation	$575,024	$544,011	$19,031	$16,637	$43,098	$42,182	$637,153	$602,830

On January 1, 2015, the Company acquired the retirement business of Putnam, an affiliate of the Company. See Note 2 for additional discussion regarding the acquisition. Per the terms of the Asset Transfer Agreement, the Company was required to give each Putnam employee full credit for the employee’s service period with Putnam prior to the closing date for the purpose of eligibility to participate, vesting and level of benefits under the Post-Retirement Medical Plan. As a result, approximately 150 individuals became eligible participants of the Post-Retirement Medical Plan at January 1, 2015. The transaction was recorded as a prior service cost, which resulted in a $339 increase before tax to other liabilities and expenses and a decrease to accumulated other comprehensive income.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

	Defined Benefit Pension Plan		Post-Retirement Medical Plan		Supplemental Executive Retirement Plan		Total
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015	2016	2015	2016	2015
Change in plan assets:
Value of plan assets, January 1	$427,131	$443,962	$—	$—	$—	$—	$427,131	$443,962
Actual return on plan assets	43,271	(593)	—	—	—	—	43,271	(593)
Employer contributions	—	—	973	1,446	3,337	4,874	4,310	6,320
Benefits paid	(17,315)	(16,238)	(973)	(1,446)	(3,337)	(4,874)	(21,625)	(22,558)

Value of plan assets, December 31	$453,087	$427,131	$—	$—	$—	$—	$453,087	$427,131

	Defined Benefit Pension Plan		Post-Retirement Medical Plan		Supplemental Executive Retirement Plan		Total
	December 31,		December 31,		December 31,		December 31,
	2016	2015	2016	2015	2016	2015	2016	2015
Under funded status at December 31	$(139,203)	$(133,686)	$(19,031)	$(16,637)	$(44,501)	$(43,858)	$(202,735)	$(194,181)

The following table presents amounts recognized in the consolidated balance sheets for the Company’s Defined Benefit Pension, Post-Retirement Medical, and Supplemental Executive Retirement plans:

	Defined Benefit Pension Plan		Post-Retirement Medical Plan		Supplemental Executive Retirement Plan		Total
	December 31,		December 31,		December 31,		December 31,
	2016	2015	2016	2015	2016	2015	2016	2015
Amounts recognized in consolidated balance sheets:
Other liabilities	$(139,203)	$(133,686)	$(19,031)	$(16,637)	$(44,501)	$(43,858)	$(202,735)	$(194,181)
Accumulated other comprehensive income (loss)	(133,055)	(139,316)	5,715	8,540	(2,360)	(890)	(129,700)	(131,666)
The following table provides information regarding amounts in AOCI that have not yet been recognized as components of net periodic benefit cost at December 31, 2016:

	Defined Benefit Pension Plan		Post-Retirement Medical Plan		Supplemental Executive Retirement Plan		Total
	Gross	Net of tax	Gross	Net of tax	Gross	Net of tax	Gross	Net of tax
Net gain (loss)	$(133,055)	$(86,486)	$5,091	$3,309	$(660)	$(429)	$(128,624)	$(83,606)
Net prior service (cost) credit	—	—	624	406	(1,700)	(1,105)	(1,076)	(699)

	$(133,055)	$(86,486)	$5,715	$3,715	$(2,360)	$(1,534)	$(129,700)	$(84,305)

The following table provides information regarding amounts in AOCI that are expected to be recognized as components of net periodic benefit costs during the year ended December 31, 2017:

	Defined Benefit Pension Plan		Post-Retirement Medical Plan		Supplemental Executive Retirement Plan		Total
	Gross	Net of tax	Gross	Net of tax	Gross	Net of tax	Gross	Net of tax
Net gain (loss)	$(8,799)	$(5,719)	$210	$137	$54	$35	$(8,535)	$(5,547)
Prior service (cost) credit	—	—	453	294	(501)	(326)	(48)	(32)

	$(8,799)	$(5,719)	$663	$431	$(447)	$(291)	$(8,583)	$(5,579)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

The expected benefit payments for the Company’s Defined Benefit Pension, Post-Retirement Medical, and Supplemental Executive Retirement plans for the years indicated are as follows:

	Defined Benefit Pension Plan	Post-Retirement Medical Plan	Supplemental Executive Retirement Plan
2017	$16,600	$856	$3,435
2018	20,029	843	2,775
2019	21,231	917	2,460
2020	22,694	946	2,438
2021	24,820	1,028	2,400
2022 through 2026	154,223	6,776	27,188

Net periodic (benefit) cost of the Defined Benefit Pension, Post-Retirement Medical, and Supplemental Executive Retirement plans included in general insurance expenses in the accompanying consolidated statements of income includes the following components:

	Defined Benefit Pension Plan
	Year Ended December 31,
	2016	2015	2014
Components of net periodic cost:
Service cost	$(1,403)	$12,851	$4,952
Interest cost	25,263	23,987	23,068
Expected return on plan assets	(22,339)	(28,345)	(29,288)
Amortization of unrecognized prior service cost	—	13	51
Amortization of loss from earlier periods	10,260	12,398	2,898

Net periodic cost	$11,781	$20,904	$1,681

	Post-Retirement Medical Plan
	Year Ended December 31,
	2016	2015	2014
Components of net periodic benefit:
Service cost	$1,246	$1,042	$985
Interest cost	713	560	574
Amortization of unrecognized prior service benefit	(1,102)	(1,640)	(1,706)
Amortization of gain from earlier periods	(317)	(511)	(450)

Net periodic benefit	$540	$(549)	$(597)

	Supplemental Executive Retirement Plan
	Year Ended December 31,
	2016	2015	2014
Components of net periodic cost:
Service cost	$294	$282	$586
Interest cost	1,775	2,122	2,528
Amortization of unrecognized prior service cost	501	933	4,844
Amortization of loss from earlier periods	(61)	663	282
Settlement	—	—	1,857

Net periodic cost	$2,509	$4,000	$10,097

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

On August 1, 2014, the Company made a lump-sum benefit payment from the Supplemental Executive Retirement Plan. The lump-sum distribution resulted in the settlement of 21% of the Supplemental Executive Retirement Plan’s projected benefit obligation and exceeded the total of the projected service cost and interest cost for the plan year. In connection with this settlement during the third quarter of 2014, the Company reclassified a $1,857 loss before tax to earnings from accumulated other comprehensive income. The lump-sum benefit payment also resulted in the recognition of $3,911 of prior service costs within earnings from accumulated other comprehensive income.

The following tables present the assumptions used in determining benefit obligations of the Defined Benefit Pension, Post-Retirement Medical, and the Supplemental Executive Retirement plans:

	Defined Benefit Pension Plan
	December 31,
	2016	2015
Discount rate	4.20%	4.55%
Rate of compensation increase	4.47%	4.47%

	Post-Retirement Medical Plan
	December 31,
	2016	2015
Discount rate	4.05%	4.31%
Initial health care cost trend	6.75%	7.00%
Ultimate health care cost trend	5.00%	5.00%
Year ultimate trend is reached	2024	2024

	Supplemental Executive Retirement Plan
	December 31,
	2016	2015
Discount rate	3.80%	4.22%
Rate of compensation increase	4.00%	4.00%

During 2016, the Company adopted the Society of Actuaries Mortality Improvement Scale (MP-2016).

During 2015, the Company adopted the Society of Actuaries 2015 Mortality Tables Report (RP-2015) and Mortality Improvement Scale (MP-2015), which adjusted the mortality assumptions used to measure retirement plan obligations. These mortality assumptions are an update to the tables adopted in 2014, to reflect two additional years of U.S. population mortality improvement data.

The following tables present the assumptions used in determining the net periodic (benefit) cost of the Defined Benefit Pension, Post-Retirement Medical, and the Supplemental Executive Retirement plans:

	Defined Benefit Pension Plan
	Year Ended December 31,
	2016	2015
Discount rate	4.55%	4.17%
Expected return on plan assets	6.00%	6.50%
Rate of compensation increase	4.47%	4.47%

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

	Post-Retirement Medical Plan
	Year Ended December 31,
	2016	2015
Discount rate	4.31%	3.94%
Initial health care cost trend	7.00%	6.50%
Ultimate health care cost trend	5.00%	5.00%
Year ultimate trend is reached	2024	2018

	Supplemental Executive Retirement Plan
	Year Ended December 31,
	2016	2015
Discount rate	4.22%	3.99%
Rate of compensation increase	4.00%	4.00%

The discount rate has been set based on the rates of return on high-quality fixed-income investments currently available and expected to be available during the period the benefits will be paid. In particular, the yields on bonds rated AA or better on the measurement date have been used to set the discount rate.

The following table presents the impact on the Post-Retirement Medical Plan that a one-percentage-point change in assumed health care cost trend rates would have on the following:

	One percentage point increase	One percentage point decrease
Increase (decrease) on total service and interest cost on components	$322	$(269)
Increase (decrease) on post-retirement benefit obligation	2,430	(2,083)

The following table presents how the Company’s Defined Benefit Pension Plan assets are invested:

	December 31,
	2016	2015
Equity securities	45%	67%
Debt securities	39%	31%
Other	16%	2%

Total	100%	100%

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

The following tables present information about the Defined Benefit Retirement Plan’s assets measured at fair value on a recurring basis and indicates the fair value hierarchy of the valuation approach utilized to determine such fair value:

	Defined benefit plan assets measured at fair value on a recurring basis
	December 31, 2016
	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Common collective trust funds: (1)
Equity index funds	$—	$—	$—	$34,578
Midcap index funds	—	—	—	35,330
World equity index funds	—	—	—	44,235
U.S. equity market funds	—	—	—	45,614
International equity funds	—	—	—	11,143

Total common collective trust funds	—	—	—	170,900
Fixed maturity investments:
U.S. government direct obligations and agencies	—	5,672	—	5,672
Obligations of U.S. states and their municipalities	—	18,670	—	18,670
Corporate debt securities	—	141,102	1,316	142,418
Asset-backed securities	—	7,828	—	7,828
Commercial mortgage-backed securities	—	2,884	—	2,884

Total fixed maturity investments	—	176,156	1,316	177,472
Equity investments:
Fixed income mutual funds	21,321	—	—	21,321
Equity mutual funds	11,106	—	—	11,106
Preferred stock	640	—	—	640

Total equity investments	33,067	—	—	33,067
Limited partnership investments (1)	—	—	—	7,022
Money market funds	62,883	—	—	62,883

Total defined benefit plan assets	$95,950	$176,156	$1,316	$451,344

(1) Fair values of Common collective trust funds and Limited partnership investments are estimated using net asset value per unit as a practical expedient which are excluded from the disclosure requirement to classify amounts in the fair value hierarchy in connection with the adoption of ASU 2015-07.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

	Defined benefit plan assets measured at fair value on a recurring basis
	December 31, 2015
	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Common collective trust funds: (1)
Equity index funds	$—	$—	$—	$94,751
Midcap index funds	—	—	—	88,267
World equity index funds	—	—	—	8,511
U.S. equity market funds	—	—	—	94,471

Total common collective trust funds	—	—	—	286,000
Fixed maturity investments:
U.S. government direct obligations and agencies	—	6,753	—	6,753
Obligations of U.S. states and their municipalities	—	19,074	—	19,074
Corporate debt securities	—	93,811	—	93,811
Asset-backed securities	—	8,149	—	8,149
Commercial mortgage-backed securities	—	2,926	—	2,926

Total fixed maturity investments	—	130,713	—	130,713
Preferred stock	280	—	—	280
Limited partnership investments (1)	—	—	—	7,654
Money market funds	2,484	—	—	2,484

Total defined benefit plan assets	$2,764	$130,713	$—	$427,131

(1)  Fair values of Common collective trust funds and Limited partnership investments are estimated using net asset value per unit as a practical expedient which are excluded from the disclosure requirement to classify amounts in the fair value hierarchy in connection with the adoption of ASU 2015-07.

The following tables present additional information about assets of the Defined Benefit Retirement Plan measured at fair value on a recurring basis and for which the Company has utilized Level 3 inputs to determine fair value:

	Recurring Level 3 financial assets
	Corporate debt securities
	Year Ended December 31,
	2016	2015
Balance, January 1	$—	$—
Actual return on plan assets	54	—
Settlements	(213)	—
Transfers into Level 3 (1)	1,475	—

Balance, December 31	$1,316	$—

(1)  Transfers into Level 3 are due primarily to decreased observability of inputs in valuation methodologies.

The investment objective of the Defined Benefit Pension Plan is to provide a risk-adjusted return that will ensure the payment of benefits while protecting against the risk of substantial investment losses. Correlations among the asset classes are used to identify an asset mix that the Company believes will provide the most attractive returns. Long-term return forecasts for each asset class using historical data and other qualitative considerations to adjust for projected economic forecasts are used to set the expected rate of return for the entire portfolio.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

The Defined Benefit Pension Plan utilizes various investment securities. Generally, investment securities are exposed to various risks, such as interest rate risks, credit risk, and overall market volatility. Due to the level of risk associated with certain investment securities, it is reasonably possible that changes in the values of investment securities will occur and that such changes could materially affect the amounts reported.

The following table presents the ranges the Company targets for the allocation of invested Defined Benefit Pension Plan assets at December 31, 2017:

December 31, 2017
Equity securities	30%
Debt securities	52%
Other	18%

Total	100%

Management estimates the value of these investments will be recoverable. The Company does not expect any plan assets to be returned to it during the year ended December 31, 2017. The Company expects to make payments of approximately $856 with respect to its Post-Retirement Medical Plan and $3,435 with respect to its Supplemental Executive Retirement Plan during the year ended December 31, 2017.

Other employee benefit plans

The Company has an executive deferred compensation plan providing key executives with the opportunity to participate in an unfunded deferred compensation program. Under the program, participants may defer base compensation and bonuses and earn interest on the amounts deferred. The program is not qualified under Section 401 of the Internal Revenue Code. Participant balances, which are reflected in other liabilities in the accompanying consolidated balance sheets, are $7,236 and $8,678 at December 31, 2016, and 2015, respectively. The participant deferrals earned interest at the average rates of 6.42% and 6.48% during the years ended December 31, 2016, and 2015, respectively. The interest rate is based on the Moody’s Average Annual Corporate Bond Index rate plus 0.45% for actively employed participants and fixed rates ranging from 4.12% to 5.03% for retired participants.

The Company offers an unfunded, non-qualified deferred compensation plan to a select group of management and highly compensated individuals. Participants defer a portion of their compensation and realize potential market gains or losses on the invested contributions. The program is not qualified under Section 401 of the Internal Revenue Code. Participant balances, which are included in other liabilities in the accompanying consolidated balance sheets, are $21,758 and $18,654 at December 31, 2016, and 2015, respectively.

The Company sponsors a qualified defined contribution benefit plan covering all employees. Under this plan, employees may contribute a percentage of their annual compensation to the plan up to certain maximums, as defined by the plan and by the Internal Revenue Service (“IRS”). Currently, the Company matches a percentage of employee contributions in cash. The Company recognized $12,364, $13,016, and $8,479 in expense related to this plan for the years ended December 31, 2016, 2015, and 2014, respectively.

18.   Income Taxes

The provision for income taxes is comprised of the following:

	Year Ended December 31,
	2016	2015	2014
Current	$32,031	$76,842	$80,859
Deferred	53,481	21,682	75,044

Total income tax provision	$85,512	$98,524	$155,903

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

The following table presents a reconciliation between the statutory federal income tax rate and the Company’s effective federal income tax rate:

	Year Ended December 31,
	2016	2015	2014
Statutory federal income tax rate	35.0%	35.0%	35.0%
Income tax effect of:
Investment income not subject to federal tax	(3.0)%	(3.0)%	(1.8)%
Tax credits	(6.9)%	(0.2)%	(0.3)%
State income taxes, net of federal benefit	2.3%	3.2%	1.0%
Income tax contingency provisions	— %	— %	(1.2)%
Other, net	(0.4)%	(0.9)%	0.2%

Effective federal income tax rate	27.0%	34.1%	32.9%

A reconciliation of unrecognized tax benefits is as follows:
	Year Ended December 31,
	2016	2015	2014
Balance, beginning of year	$23,093	$26,890	$21,154
Additions to tax positions in the current year	—	1,383	13,931
Additions to tax positions in the prior year	1,902	50	—
Reductions to tax positions from statutes expiring	(7,727)	(5,230)	(8,195)

Balance, end of year	$17,268	$23,093	$26,890

There were no tax benefits included in the unrecognized tax benefits of $17,268 at December 31, 2016, that would impact the annual effective tax rate. The Company does not anticipate material changes to its unrecognized tax benefits in the next twelve months.

The Company recognizes accrued interest and penalties related to unrecognized tax benefits in current income tax expense. The Company recognized decreases of $153, $193, and $2,916 in interest and penalties related to the uncertain tax positions during the years ended December 31, 2016, 2015, and 2014, respectively. The Company had approximately $864 and $1,017 accrued for the payment of interest and penalties at December 31, 2016, and 2015, respectively.

The Company files income tax returns in the U.S. federal jurisdiction and various states. With few exceptions, the Company is no longer subject to U.S. federal income tax examinations by tax authorities for years 2012 and prior. Tax years 2013 through 2015 are open to federal examination by the I.R.S. The Company does not expect significant increases or decreases to unrecognized tax benefits relating to federal, state, or local audits.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and liabilities. The tax effect of temporary differences, which give rise to the deferred tax assets and liabilities, is as follows:

	December 31,
	2016		2015
	Deferred tax asset	Deferred tax liability	Deferred tax asset	Deferred tax liability

Policyholder reserves	$—	$278,632	$—	$262,822
Deferred acquisition costs	—	28,071	—	8,533
Investment assets	—	233,583	—	221,303
Policyholder dividends	8,583	—	8,919	—
Net operating loss carryforward	96,693	—	113,637	—
Pension plan accrued benefit liability	83,562	—	79,945	—
Goodwill	—	35,306	—	33,034
Experience rated refunds	6,654	—	12,673	—
Tax credits	168,597	—	154,017	—
Other	19,592	—	19,385	—

Total deferred taxes	$383,681	$575,592	$388,576	$525,692

The deferred tax liability amounts presented for investment assets above include $172,405 and $171,780 related to the net unrealized losses (gains) on the Company’s investments, which are classified as available-for-sale at December 31, 2016, and 2015, respectively.

The Company, together with certain of its subsidiaries, and Lifeco U.S. have entered into an income tax allocation agreement whereby Lifeco U.S. files a consolidated federal income tax return. Under the agreement, these companies are responsible for and will receive the benefits of any income tax liability or benefit computed on a separate tax return basis.
As of December 31, 2016, the subsidiary had net operating loss carry forwards expiring as follows:

Year	Amount
2021	$5,977
2022	136,796
2023	81,693
2028	2,215

Total	$226,681

During the years ended December 31, 2016, 2015, and 2014, the Company generated $215, $3,295, and $15,506 of Guaranteed Federal Low Income Housing tax credit carryforwards, respectively. As of December 31, 2016, the total credit carryforward for Low Income Housing is $143,105. These credits will begin to expire in 2030.

The Company generated $4,286 of foreign tax credit carryforwards during the year ended December 31, 2016. During the years ended December 31, 2010 through December 31, 2015, the Company generated credit carryforwards of $21,025. The Company determined in 2016 that it will amend its prior year previously filed federal income tax returns in order to elect to claim foreign tax credits in lieu of foreign tax expense. These credits will begin to expire in 2020.

Included in due from parent and affiliates at December 31, 2016, and 2015 is $35,093 and $11,790, respectively, of income taxes receivable primarily from Lifeco U.S. related to the consolidated income tax return filed by the Company and certain subsidiaries.

Included in the consolidated balance sheets at December 31, 2016, and 2015 is $7,819 and $7,721, respectively, of income taxes receivable in other assets primarily related to the separate state income tax returns filed by certain subsidiaries.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

19.  Segment Information

The Chief Operating Decision Maker (“CODM”) of the Company is also the Chief Executive Officer (“CEO”) of the Company and Lifeco U.S. The CODM reviews the financial information for the purposes of assessing performance and allocating resources based upon the results of Lifeco U.S. and other U.S. affiliates prepared in accordance with International Financial Reporting Standards. The CODM, in his capacity as CEO of the Company, reviews the Company’s financial information only in connection with the quarterly and annual reports that are filed with the Securities and Exchange Commission (“SEC”). Consequently, the Company does not provide its discrete financial information to the CODM to be regularly reviewed to make decisions about resources to be allocated or to assess performance. For purposes of SEC reporting requirements, the Company has chosen to present its financial information in three segments, notwithstanding the above. The three segments are: Individual Markets, Empower Retirement, and Other.

Individual Markets

The Individual Markets reporting and operating segment distributes life insurance and individual annuity products to both individuals and businesses through various distribution channels. Life insurance products in-force include participating and non-participating term life, whole life, universal life, and variable universal life.

Empower Retirement

The Empower Retirement reporting and operating segment provides various retirement plan products and investment options as well as comprehensive administrative and recordkeeping services for financial institutions and employers, which include educational, advisory, enrollment, and communication services for employer-sponsored defined contribution plans and associated defined benefit plans.

Other

The Company’s Other reporting segment is substantially comprised of activity under the assumption of reinsurance between GWSC and CLAC (“the GWSC operating segment”), corporate items not directly allocated to the other operating segments and interest expense on long-term debt.

The accounting principles used to determine segment results are the same as those used in the consolidated financial statements. The Company evaluates performance of its reportable segments based on their profitability from operations after income taxes. Inter-segment transactions and balances have been eliminated in consolidation. The Company’s operations are not materially dependent on one or a few customers, brokers, or agents.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

The following tables summarize segment financial information:

	Year Ended December 31, 2016
	Individual Markets	Empower Retirement	Other	Total
Revenue:
Premium income	$379,127	$1,853	$84,369	$465,349
Fee income	99,514	851,620	5,683	956,817
Other revenue	—	12,261	—	12,261
Net investment income	798,557	428,327	49,675	1,276,559
Realized investments gains (losses), net	40,899	51,209	774	92,882

Total revenues	1,318,097	1,345,270	140,501	2,803,868

Benefits and expenses:
Policyholder benefits	969,182	206,143	65,698	1,241,023
Operating expenses	175,016	1,002,129	69,096	1,246,241

Total benefits and expenses	1,144,198	1,208,272	134,794	2,487,264

Income before income taxes	173,899	136,998	5,707	316,604
Income tax expense	58,601	25,144	1,767	85,512

Net income	$115,298	$111,854	$3,940	$231,092

	December 31, 2016
	Individual Markets	Empower Retirement	Other	Total
Assets:
Investments	$16,770,772	$12,195,748	$1,634,330	$30,600,850
Other assets	1,453,717	1,057,148	141,666	2,652,531
Separate account assets	7,521,475	19,516,290	—	27,037,765

Assets of continuing operations	$25,745,964	$32,769,186	$1,775,996	60,291,146

Assets of discontinued operations				17,652

Total assets				$60,308,798

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

	Year Ended December 31, 2015
	Individual Markets	Empower Retirement	Other	Total
Revenue:
Premium income	$360,783	$533	$84,234	$445,550
Fee income	87,471	853,076	3,979	944,526
Other revenue	—	13,563	—	13,563
Net investment income	801,935	398,639	53,856	1,254,430
Realized investments gains (losses), net	28,864	54,752	94	83,710

Total revenues	1,279,053	1,320,563	142,163	2,741,779

Benefits and expenses:
Policyholder benefits	931,631	201,791	101,205	1,234,627
Operating expenses	159,719	992,564	65,890	1,218,173

Total benefits and expenses	1,091,350	1,194,355	167,095	2,452,800

Income (loss) before income taxes	187,703	126,208	(24,932)	288,979
Income tax expense (benefit)	64,360	43,058	(8,894)	98,524

Net income (loss)	$123,343	$83,150	$(16,038)	$190,455

	December 31, 2015
	Individual Markets	Empower Retirement	Other	Total
Assets:
Investments	$16,074,681	$10,966,096	$1,770,249	$28,811,026
Other assets	1,358,934	927,061	149,655	2,435,650
Separate account assets	7,031,013	19,600,180	—	26,631,193

Assets of continuing operations	$24,464,628	$31,493,337	$1,919,904	57,877,869

Assets of discontinued operations				21,910

Total assets				$57,899,779

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

	Year Ended December 31, 2014
	Individual Markets	Empower Retirement	Other	Total
Revenue:
Premium income	$360,305	$1,215	$84,875	$446,395
Fee income	95,631	629,533	4,015	729,179
Other revenue	—	7,506	—	7,506
Net investment income	748,015	426,340	54,033	1,228,388
Realized investments gains (losses), net	44,381	102,597	393	147,371

Total revenues	1,248,332	1,167,191	143,316	2,558,839

Benefits and expenses:
Policyholder benefits	902,982	206,339	113,124	1,222,445
Operating expenses	136,850	647,165	79,107	863,122

Total benefits and expenses	1,039,832	853,504	192,231	2,085,567

Income (loss) before income taxes	208,500	313,687	(48,915)	473,272
Income tax expense (benefit)	68,719	104,162	(16,978)	155,903

Net income (loss)	$139,781	$209,525	$(31,937)	$317,369

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

20.  Share-Based Compensation

Equity Awards

Lifeco, of which the Company is an indirect wholly-owned subsidiary, maintains the Great-West Lifeco Inc. Stock Option Plan (the “Lifeco plan”) that provides for the granting of options on its common shares to certain of its officers and employees and those of its subsidiaries, including the Company. Options are granted with exercise prices not less than the average market price of the shares on the five days preceding the date of the grant. The Lifeco plan provides for the granting of options with varying terms and vesting requirements with vesting commencing on the first anniversary of the grant, exercisable within 10 years from the date of grant.

Termination of employment prior to the vesting of the options results in the forfeiture of the unvested options, unless otherwise determined by Human Resources Committee. At its discretion the Human Resources Committee may vest the unvested options of retiring option holders, with the options exercisable within five years from the date of retirement. In such event, the Company accelerates the recognition period to the date of retirement for any unrecognized share-based compensation cost related thereto and recognizes it in its earnings at that time.

Liability Awards

The Company maintains a Performance Share Unit Plan (“PSU plan”) for senior executives of the Company. Under the PSU plan, “performance share units” are granted to certain senior executives of the Company. Each performance unit has a value equal to one share of Lifeco common stock and is subject to adjustment for cash dividends paid to Lifeco stockholders, Company earnings results as well as stock dividends and splits, consolidations and the like that affect shares of Lifeco common stock outstanding.

If the performance share units vest, they are payable in cash equal to the average closing price of Lifeco common stock for the 20 trading days prior to the date following the last day of the three-year performance period. The estimated fair value of the performance unit is based on the average closing price of Lifeco common stock for the twenty trading days prior to the grant. The performance share units generally vest in their entirety at the end of the three years performance period based on continued service. The PSU plan contains a provision that permits all unvested performance share units to become vested upon death or retirement.

Performance share units are settled in cash and are recorded as liabilities until payout is made. Unlike share-settled awards, which have a fixed grant-date fair value, the fair value of unsettled or unvested liabilities awards is remeasured at the end of each reporting period based on the change in fair value of one share of Lifeco common stock. The liability and corresponding expense are adjusted accordingly until the award is settled.

Compensation Expense Related to Share-Based Compensation

The compensation expense related to share-based compensation was as follows:

	Year Ended December 31,
	2016	2015	2014
Lifeco Stock Plan	$2,190	$1,655	$3,384
Performance Share Unit Plan	5,318	2,320	6,263

Total compensation expense	$7,508	$3,975	$9,647

Income tax benefits	$2,458	$1,143	$2,404

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

The following table presents the total unrecognized compensation expense related to share-based compensation at December 31, 2016, and the expected weighted average period over which these expenses will be recognized:

	Expense	Weighted average period (years)
Lifeco Stock Plan	$2,684	1.7
Performance Share Unit Plan	6,403	1.4

Equity Award Activity

During the year ended December 31, 2016, Lifeco granted 973,100 stock options to employees of the Company. These stock options vest over five - year periods ending in 2021. Compensation expense of $2,664 will be recognized in the Company’s financial statements over the vesting period of these stock options using the accelerated method of recognition.

The following table summarizes the status of, and changes in, the Lifeco plan options granted to Company employees which are outstanding. The options granted relate to underlying stock traded in Canadian dollars on the Toronto Stock Exchange; therefore, the amounts, which are presented in United States dollars, will fluctuate as a result of exchange rate fluctuations.

		Weighted average
	Shares under option	Exercise price (Whole dollars)	Remaining contractual term (Years)	Intrinsic value (1)
Outstanding, January 1, 2016	3,633,343	$21.68
Granted	973,100	25.88
Exercised	(359,345)	20.03
Cancelled and expired	(185,097)	25.87

Outstanding, December 31, 2016	4,062,001	23.25	6.1	$12,814
Vested and expected to vest, December 31, 2016	4,062,001	$23.25	6.1	$12,814
Exercisable, December 31, 2016	2,292,059	$21.81	4.3	$10,654

(1) The aggregate intrinsic value is calculated as the difference between the market price of Lifeco common shares on December 31, 2016, and the exercise price of the option (only if the result is positive) multiplied by the number of options.

The following table presents additional information regarding stock options under the Lifeco plan:

	Year Ended December 31,
	2016	2015	2014
Weighted average fair value of options granted	$2.74	$3.33	$5.53
Intrinsic value of options exercised (1)	2,102	4,234	401
Fair value of options vested	1,605	1,670	4,491

(1) The intrinsic value of options exercised is calculated as the difference between the market price of Lifeco common shares on the date of exercise and the exercise price of the option multiplied by the number of options exercised.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

The fair value of the options granted during the years ended December 31, 2016, 2015, and 2014 was estimated on the date of the grant using the Black-Scholes option-pricing model with the following weighted average assumptions:

	Year Ended December 31,
	2016	2015	2014
Dividend yield	3.99%	3.66%	3.95%
Expected volatility	19.03%	19.10%	26.63%
Risk free interest rate	0.80%	0.90%	1.75%
Expected duration (years)	6.0	6.0	6.0

Liability Award Activity

The following table summarizes the status of, and changes in, the Performance Share Unit Plan units granted to Company employees which are outstanding:

Performance Units
Outstanding, January 1, 2016	440,089
Granted	313,837
Forfeited	(3,158)
Exercised	(151,857)

Outstanding, December 31, 2016	598,911

Vested and expected to vest, December 31, 2016	598,911

The cash payment in settlement of the Performance Share Unit Plan units was $3,988 and $6,375 for the years ended December 31, 2016, and 2015, respectively.

21.  Commitments and Contingencies

Commitments

The following table summarizes the Company’s future purchase obligations and commitments:

	Payment due by period
	Less than one year	One to three years	Three to five years	More than five years	Total
Related party long-term debt - principal (1)	$—	$—	$—	$528,400	$528,400
Related party long-term debt - interest (2)	24,683	49,365	49,365	451,951	575,364
Investment purchase obligations (3)	438,458	—	—	—	438,458
Operating leases (4)	14,152	23,830	13,114	69	51,165
Other liabilities (5)	28,147	16,046	11,389	33,964	89,546

Total	$505,440	$89,241	$73,868	$1,014,384	$1,682,933

(1) Related party long-term debt principal - Represents contractual maturities of principal due to the Company’s parent, GWL&A Financial, under the terms of two long-term surplus notes. The amounts shown in this table differ from the amounts included in the Company’s consolidated balance sheet because the amounts shown above do not consider the discount upon the issuance of one of the surplus notes.

(2) Related party long-term debt interest - One long-term surplus note bears interest at a fixed rate through maturity. The other surplus note bears a variable interest rate plus the then-current three-month London Interbank Offering Rate (“LIBOR”). The interest payments shown in this table are calculated based upon the contractual rates in effect on December 31, 2016, and do not consider the impact of future interest rate changes.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

(3) Investment purchase obligations - The Company makes commitments to fund partnership interests, mortgage loans on real estate, and other investments in the normal course of its business. As the timing of the fulfillment of the commitment to fund partnership interests cannot be predicted, such obligations are presented in the less than one year category. The timing of the funding of mortgage loans on real estate is based on the expiration date of the commitment. The amounts of these unfunded commitments at December 31, 2016, and 2015, were $438,458 and $50,692, of which $93,440 and $8,692 were related to cost basis limited partnership interests, respectively, all of which is due within one year from the dates indicated.

(4) Operating leases - The Company is obligated to make payments under various non-cancelable operating leases, primarily for office space. Contractual provisions exist that could increase the lease obligations presented, including operating expense escalation clauses. Management does not consider the impact of any such clauses to be material to the Company’s operating lease obligations. The Company incurred rent expense, net of sublease income, of $12,575, $12,050, and $7,628 for the years ended December 31, 2016, 2015, and 2014, respectively and is recorded in general insurance expense. The Company’s total future operating lease obligation will be reduced by minimum reimbursement of $7,301 due in the future under non-cancelable agreements.

From time to time, the Company enters into agreements or contracts, including capital leases, to purchase goods or services in the normal course of its business. However, these agreements and contracts are not material and are excluded from the table above.

(5) Other liabilities - Other liabilities include those other liabilities which represent contractual obligations not included elsewhere in the table above. If the timing of the payment of any other liabilities was sufficiently uncertain, the amounts were included in the less than one year category. Other liabilities presented in the table above include:

•	Expected contributions to the Company’s defined benefit pension plan and benefit payments for the Post-Retirement Medical Plan and Supplemental Executive Retirement Plan.
•	Miscellaneous purchase obligations to acquire goods and services.
•	Unrecognized tax benefits

The Company has a revolving credit facility agreement in the amount of $50,000 for general corporate purposes. The credit facility expires on March 1, 2018. Interest accrues at a rate dependent on various conditions and terms of borrowings. The agreement requires, among other things, the Company to maintain a minimum adjusted net worth, of $1,100,000, as defined in the credit facility agreement (both compiled on the unconsolidated statutory accounting basis prescribed by the NAIC), for each quarter ending after December 31, 2015. The Company was in compliance with all covenants at December 31, 2016, and 2015. At December 31, 2016, and 2015 there were no outstanding amounts related to the current and prior credit facilities.

GWSC and CLAC are parties to a reinsurance agreement pursuant to which GWSC assumes term life insurance from CLAC. GWL&A Financial obtained two letters of credit for the benefit of the Company as collateral under the GWSC and CLAC reinsurance agreement for policy liabilities and capital support. The first letter of credit is for $1,165,030 and renews annually until it expires on July 3, 2027. The second letter of credit is for $70,000 and renews annually until it expires on December 31, 2017. At December 31, 2016, and 2015, there were no outstanding amounts related to the letters of credit. See Note 4 for additional discussion regarding these letters of credit.

In addition, the Company has other letters of credit with a total amount of $9,095, renewable annually for an indefinite period of time. At December 31, 2016, and 2015, there were no outstanding amounts related to those letters of credit.

Contingencies

From time to time, the Company may be threatened with, or named as a defendant in, lawsuits, arbitrations, and administrative claims. Any such claims that are decided against the Company could harm the Company’s business. The Company is also subject to periodic regulatory audits and inspections which could result in fines or other disciplinary actions. Unfavorable outcomes in such matters may result in a material impact on the Company’s financial position, results of operations, or cash flows.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

The Company is defending lawsuits relating to the costs and features of certain retirement or fund products. These actions have not reached the trial stage. Management believes the claims are without merit and will defend these actions. Based on the information known, these actions will not have a material adverse effect on the consolidated financial position of the Company.

The Company is involved in other various legal proceedings that arise in the ordinary course of its business. In the opinion of management, after consultation with counsel, the likelihood of loss from the resolution of these proceedings is remote and/or the estimated loss is not expected to have a material effect on the Company’s consolidated financial position, results of its operations, or cash flows.

22.  Subsequent Events

On February 6, 2017, the Company’s Board of Directors declared dividends of $77,000, payable on March 15, 2017, to its sole shareholder, GWL&A Financial.

COLI VUL-2 Series Account

of Great-West Life & Annuity

Insurance Company

Annual Statement for the Year Ended

December 31, 2016 and Report of Independent

Registered Public Accounting Firm

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2016

	INVESTMENT DIVISIONS
	ALGER SMALL CAP GROWTH PORTFOLIO	AMERICAN CENTURY INVESTMENTS VP CAPITAL APPRECIATION FUND	AMERICAN CENTURY INVESTMENTS VP INCOME & GROWTH FUND	AMERICAN CENTURY INVESTMENTS VP INFLATION PROTECTION FUND	AMERICAN CENTURY INVESTMENTS VP INTERNATIONAL FUND	AMERICAN CENTURY INVESTMENTS VP VALUE FUND

ASSETS:
Investments at fair value (1)	$338,728	$118,930	$7,292	$433,443	$50,235	$510,652
Investment income due and accrued
Purchase payments receivable

Total assets	338,728	118,930	7,292	433,443	50,235	510,652

LIABILITIES:
Payable for investments purchased

Total liabilities	0	0	0	0	0	0

NET ASSETS	$338,728	$118,930	$7,292	$433,443	$50,235	$510,652

NET ASSETS REPRESENTED BY:
Accumulation units	$338,728	$118,930	$7,292	$433,443	$50,235	$510,652

ACCUMULATION UNITS OUTSTANDING	2,671	10,368	361	43,109	4,562	12,657

UNIT VALUE (ACCUMULATION)	$126.82	$11.47	$20.20	$10.05	$11.01	$40.35

(1) Cost of investments:	$456,255	$124,541	$5,748	$437,655	$54,260	$437,499
Shares of investments:	18,056	8,507	782	42,873	5,361	48,726

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2016

	INVESTMENT DIVISIONS
	AMERICAN FUNDS IS GLOBAL SMALL CAPITALIZATION FUND	AMERICAN FUNDS IS GROWTH FUND	AMERICAN FUNDS IS INTERNATIONAL FUND	AMERICAN FUNDS IS NEW WORLD FUND	COLUMBIA VARIABLE PORTFOLIO - SMALL CAP VALUE FUND	DAVIS FINANCIAL PORTFOLIO

ASSETS:
Investments at fair value (1)	$41,925	$2,016,617	$1,474,629	$1,336,132	$119,598	$5,912
Investment income due and accrued
Purchase payments receivable

Total assets	41,925	2,016,617	1,474,629	1,336,132	119,598	5,912

LIABILITIES:
Payable for investments purchased

Total liabilities	0	0	0	0	0	0

NET ASSETS	$41,925	$2,016,617	$1,474,629	$1,336,132	$119,598	$5,912

NET ASSETS REPRESENTED BY:
Accumulation units	$41,925	$2,016,617	$1,474,629	$1,336,132	$119,598	$5,912

ACCUMULATION UNITS OUTSTANDING	3,294	105,585	134,951	75,762	4,148	293

UNIT VALUE (ACCUMULATION)	$12.73	$19.10	$10.93	$17.64	$28.83	$20.18

(1) Cost of investments:	$50,662	$2,072,354	$1,602,861	$1,502,327	$108,947	$6,413
Shares of investments:	2,126	30,135	87,985	68,379	6,258	421

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2016

	INVESTMENT DIVISIONS
	DAVIS VALUE PORTFOLIO	DELAWARE VIP SMALL CAP VALUE SERIES	DEUTSCHE CORE EQUITY VIP	DEUTSCHE GLOBAL SMALL CAP VIP	DEUTSCHE HIGH INCOME VIP	DEUTSCHE LARGE CAP VALUE VIP

ASSETS:
Investments at fair value (1)	$338,031	$13,971	$13,813	$108,768	$45,935	$311,283
Investment income due and accrued
Purchase payments receivable

Total assets	338,031	13,971	13,813	108,768	45,935	311,283

LIABILITIES:
Payable for investments purchased

Total liabilities	0	0	0	0	0	0

NET ASSETS	$338,031	$13,971	$13,813	$108,768	$45,935	$311,283

NET ASSETS REPRESENTED BY:
Accumulation units	$338,031	$13,971	$13,813	$108,768	$45,935	$311,283

ACCUMULATION UNITS OUTSTANDING	16,430	1,092	737	5,220	2,688	23,714

UNIT VALUE (ACCUMULATION)	$20.57	$12.79	$18.74	$20.84	$17.09	$13.13

(1) Cost of investments:	$415,463	$12,342	$12,819	$118,807	$46,242	$345,545
Shares of investments:	37,146	352	1,050	9,241	7,314	22,639

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2016

	INVESTMENT DIVISIONS
	DEUTSCHE SMALL CAP INDEX VIP	DEUTSCHE SMALL MID CAP VALUE VIP	DREYFUS STOCK INDEX FUND, INC	DREYFUS VIF INTERNATIONAL EQUITY PORTFOLIO	FEDERATED HIGH INCOME BOND FUND II	FEDERATED KAUFMANN FUND II

ASSETS:
Investments at fair value (1)	$3,089,209	$1,543,876	$21,120,406	$84,720	$28,663	$64,831
Investment income due and accrued
Purchase payments receivable

Total assets	3,089,209	1,543,876	21,226,791	84,720	28,663	64,831

LIABILITIES:
Payable for investments purchased

Total liabilities	0	0	0	0	0	0

NET ASSETS	$3,089,209	$1,543,876	$21,226,791	$84,720	$28,663	$64,831

NET ASSETS REPRESENTED BY:
Accumulation units	$3,089,209	$1,543,876	$21,226,791	$84,720	$28,663	$64,831

ACCUMULATION UNITS OUTSTANDING	144,356	64,466	1,043,813	4,518	1,003	3,242

UNIT VALUE (ACCUMULATION)	$21.40	$23.95	$20.34	$18.75	$28.58	$20.00

(1) Cost of investments:	$2,845,877	$1,430,147	$17,724,624	$89,733	$27,367	$64,460
Shares of investments:	184,101	92,725	460,541	5,028	4,190	3,882

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2016

	INVESTMENT DIVISIONS
	FIDELITY VIP CONTRAFUND PORTFOLIO	FIDELITY VIP GROWTH PORTFOLIO	FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO	FIDELITY VIP MID CAP PORTFOLIO	GOLDMAN SACHS VIT MID CAP VALUE FUND	GREAT-WEST AGGRESSIVE PROFILE I FUND

ASSETS:
Investments at fair value (1)	$2,336,392	$952,129	$793,485	$964,673	$10,204	$512,579
Investment income due and accrued
Purchase payments receivable

Total assets	2,336,392	952,129	793,485	964,673	10,204	512,579

LIABILITIES:
Payable for investments purchased

Total liabilities	0	0	0	0	0	0

NET ASSETS	$2,336,392	$952,129	$793,485	$964,673	$10,204	$512,579

NET ASSETS REPRESENTED BY:
Accumulation units	$2,336,392	$952,129	$793,485	$964,673	$10,204	$512,579

ACCUMULATION UNITS OUTSTANDING	80,919	55,120	38,002	21,102	740	21,948

UNIT VALUE (ACCUMULATION)	$28.87	$17.27	$20.88	$45.71	$13.79	$23.35

(1) Cost of investments:	$2,292,927	$1,012,928	$797,854	$964,237	$10,341	$549,359
Shares of investments:	72,000	16,292	64,302	29,206	629	56,890

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2016

	INVESTMENT DIVISIONS
	GREAT-WEST ARIEL MID CAP VALUE FUND	GREAT-WEST BOND INDEX FUND	GREAT-WEST CONSERVATIVE PROFILE I FUND	GREAT-WEST FEDERATED BOND FUND	GREAT-WEST GOLDMAN SACHS MID CAP VALUE FUND	GREAT-WEST GOVERNMENT MONEY MARKET FUND

ASSETS:
Investments at fair value (1)	$596,010	$1,962,648	$368,711	$2,348,860	$697	$13,202,965
Investment income due and accrued						42
Purchase payments receivable

Total assets	596,010	1,962,648	368,711	2,348,860	697	13,203,007

LIABILITIES:
Payable for investments purchased

Total liabilities	0	0	0	0	0	0

NET ASSETS	$596,010	$1,962,648	$368,711	$2,348,860	$697	$13,203,007

NET ASSETS REPRESENTED BY:
Accumulation units	$596,010	$1,962,648	$368,711	$2,348,860	$697	$13,203,007

ACCUMULATION UNITS OUTSTANDING	13,109	141,648	16,391	167,542	62	1,014,648

UNIT VALUE (ACCUMULATION)	$45.47	$13.86	$22.49	$14.02	$11.24	$13.01

(1) Cost of investments:	$597,117	$2,006,053	$376,240	$2,425,299	$720	$13,202,965
Shares of investments:	359,042	144,952	46,672	223,064	56	13,202,965

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2016

	INVESTMENT DIVISIONS

	GREAT-WEST INTERNATIONAL INDEX FUND	GREAT-WEST LIFETIME 2015 FUND	GREAT-WEST LIFETIME 2025 FUND	GREAT-WEST LIFETIME 2030 FUND	GREAT-WEST LIFETIME 2035 FUND	GREAT-WEST LIFETIME 2040 FUND

ASSETS:
Investments at fair value (1)	$4,093	$226,943	$901,328	$93,324	$248,710	$87,506
Investment income due and accrued
Purchase payments receivable

Total assets	4,093	226,943	901,328	93,324	248,710	87,506

LIABILITIES:
Payable for investments purchased

Total liabilities	0	0	0	0	0	0

NET ASSETS	$4,093	$226,943	$901,328	$93,324	$248,710	$87,506

NET ASSETS REPRESENTED BY:
Accumulation units	$4,093	$226,943	$901,328	$93,324	$248,710	$87,506

ACCUMULATION UNITS OUTSTANDING	394	21,760	85,791	8,795	23,473	8,171

UNIT VALUE (ACCUMULATION)	$10.39	$10.43	$10.51	$10.61	$10.60	$10.71

(1) Cost of investments:	$3,968	$225,092	$894,232	$94,477	$246,064	$85,474
Shares of investments:	410	17,115	64,519	8,973	18,088	8,374

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2016

	INVESTMENT DIVISIONS

	GREAT-WEST LIFETIME 2045 FUND	GREAT-WEST LIFETIME 2055 FUND	GREAT-WEST LOOMIS SAYLES BOND FUND	GREAT-WEST LOOMIS SAYLES SMALL CAP VALUE FUND	GREAT-WEST MFS INTERNATIONAL VALUE FUND	GREAT-WEST MODERATE PROFILE I FUND

ASSETS:
Investments at fair value (1)	$137,853	$55,670	$789,638	$734,668	$3,567,040	$270,564
Investment income due and accrued
Purchase payments receivable

Total assets	137,853	55,670	789,638	734,668	3,567,040	270,564

LIABILITIES:
Payable for investments purchased

Total liabilities	0	0	0	0	0	0

NET ASSETS	$137,853	$55,670	$789,638	$734,668	$3,567,040	$270,564

NET ASSETS REPRESENTED BY:
Accumulation units	$137,853	$55,670	$789,638	$734,668	$3,567,040	$270,564

ACCUMULATION UNITS OUTSTANDING	12,969	5,242	21,393	19,247	327,742	11,564

UNIT VALUE (ACCUMULATION)	$10.63	$10.62	$36.91	$38.17	$10.88	$23.40

(1) Cost of investments:	$133,731	$54,102	$806,445	$684,925	$3,624,601	$283,237
Shares of investments:	10,136	3,471	61,450	26,960	304,615	33,863

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2016

	INVESTMENT DIVISIONS

	GREAT-WEST MODERATELY AGGRESSIVE PROFILE I FUND	GREAT-WEST MODERATELY CONSERVATIVE PROFILE I FUND	GREAT-WEST MULTI- MANAGER LARGE CAP GROWTH FUND	GREAT-WEST S&P MID CAP 400® INDEX FUND	GREAT-WEST S&P SMALL CAP 600® INDEX FUND	GREAT-WEST SHORT DURATION BOND FUND

ASSETS:
Investments at fair value (1)	$66,231	$30,137	$158,470	$420,218	$128,908	$7,237,638
Investment income due and accrued
Purchase payments receivable

Total assets	66,231	30,137	158,470	420,218	128,908	7,237,638

LIABILITIES:
Payable for investments purchased

Total liabilities	0	0	0	0	0	0

NET ASSETS	$66,231	$30,137	$158,470	$420,218	$128,908	$7,237,638

NET ASSETS REPRESENTED BY:
Accumulation units	$66,231	$30,137	$158,470	$420,218	$128,908	$7,237,638

ACCUMULATION UNITS OUTSTANDING	2,839	1,330	6,539	27,827	9,709	526,650

UNIT VALUE (ACCUMULATION)	$23.33	$22.66	$24.23	$15.10	$13.28	$13.74

(1) Cost of investments:	$70,654	$29,763	$168,756	$412,295	$108,058	$7,316,479
Shares of investments:	7,501	3,879	18,666	27,358	9,766	706,801

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2016

	INVESTMENT DIVISIONS
	GREAT-WEST T. ROWE PRICE EQUITY INCOME FUND	GREAT-WEST T. ROWE PRICE MID CAP GROWTH FUND	GREAT-WEST TEMPLETON GLOBAL BOND FUND	GREAT-WEST U.S. GOVERNMENT MORTGAGE SECURITIES FUND	INVESCO V.I. CORE EQUITY FUND	INVESCO V.I. DIVERSIFIED DIVIDEND FUND

ASSETS:
Investments at fair value (1)	$1,533,359	$3,008,648	$4,247,890	$3,840,828	$147,115	$4
Investment income due and accrued
Purchase payments receivable

Total assets	1,533,359	3,008,648	4,247,890	3,840,828	147,115	4

LIABILITIES:
Payable for investments purchased

Total liabilities	0	0	0	0	0	0

NET ASSETS	$1,533,359	$3,008,648	$4,247,890	$3,840,828	$147,115	$4

NET ASSETS REPRESENTED BY:
Accumulation units	$1,533,359	$3,008,648	$4,247,890	$3,840,828	$147,115	$4

ACCUMULATION UNITS OUTSTANDING	60,297	86,186	304,075	178,126	7,065	0

UNIT VALUE (ACCUMULATION)	$25.43	$34.91	$13.97	$21.56	$20.82	$12.70

(1) Cost of investments:	$1,495,172	$3,020,358	$4,731,426	$3,976,656	$161,570	$4
Shares of investments:	80,029	136,015	509,339	324,121	4,254	0

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2016

	INVESTMENT DIVISIONS

	INVESCO V.I. GLOBAL HEALTH CARE FUND	INVESCO V.I. GLOBAL REAL ESTATE FUND	INVESCO V.I. INTERNATIONAL GROWTH FUND	INVESCO V.I. MID CAP CORE EQUITY FUND	INVESCO V.I. TECHNOLOGY FUND	JANUS ASPEN BALANCED PORTFOLIO

ASSETS:
Investments at fair value (1)	$112,109	$1,493,649	$2,779,331	$412,335	$171,435	$1,183,052
Investment income due and accrued
Purchase payments receivable

Total assets	112,109	1,493,649	2,779,331	412,335	171,435	1,183,052

LIABILITIES:
Payable for investments purchased

Total liabilities	0	0	0	0	0	0

NET ASSETS	$112,109	$1,493,649	$2,779,331	$412,335	$171,435	$1,183,052

NET ASSETS REPRESENTED BY:
Accumulation units	$112,109	$1,493,649	$2,779,331	$412,335	$171,435	$1,183,052

ACCUMULATION UNITS OUTSTANDING	4,263	42,905	190,705	18,644	9,369	45,613

UNIT VALUE (ACCUMULATION)	$26.30	$34.81	$14.57	$22.12	$18.30	$25.94

(1) Cost of investments:	$143,743	$1,499,063	$2,863,728	$410,716	$181,942	$1,172,240
Shares of investments:	4,650	92,486	84,504	32,038	9,583	39,019

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2016

	INVESTMENT DIVISIONS

	JANUS ASPEN FLEXIBLE BOND PORTFOLIO	JANUS ASPEN FORTY PORTFOLIO	JANUS ASPEN GLOBAL RESEARCH PORTFOLIO	JANUS ASPEN GLOBAL TECHNOLOGY PORTFOLIO	JANUS ASPEN OVERSEAS PORTFOLIO	JPMORGAN INSURANCE TRUST INTREPID MID CAP PORTFOLIO

ASSETS:
Investments at fair value (1)	$1,988,940	$3,230,919	$614,693	$113,982	$56,049	$1,893
Investment income due and accrued
Purchase payments receivable

Total assets	1,988,940	3,230,919	614,693	113,982	56,049	1,893

LIABILITIES:
Payable for investments purchased

Total liabilities	0	0	0	0	0	0

NET ASSETS	$1,988,940	$3,230,919	$614,693	$113,982	$56,049	$1,893

NET ASSETS REPRESENTED BY:
Accumulation units	$1,988,940	$3,230,919	$614,693	$113,982	$56,049	$1,893

ACCUMULATION UNITS OUTSTANDING	77,466	94,309	56,253	3,976	2,528	185

UNIT VALUE (ACCUMULATION)	$25.68	$34.26	$10.93	$28.67	$22.17	$20.57

(1) Cost of investments:	$2,049,202	$3,307,163	$636,759	$97,976	$70,847	$1,893
Shares of investments:	171,165	100,370	15,129	13,618	2,261	98

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2016

	INVESTMENT DIVISIONS
	LORD ABBETT SERIES DEVELOPING GROWTH PORTFOLIO	MFS VIT VALUE SERIES	NEUBERGER BERMAN AMT GUARDIAN PORTFOLIO	NEUBERGER BERMAN AMT LARGE CAP VALUE PORTFOLIO	NEUBERGER BERMAN AMT MID CAP GROWTH PORTFOLIO CLASS I	NEUBERGER BERMAN AMT MID CAP INTRINSIC VALUE PORTFOLIO

ASSETS:
Investments at fair value (1)	$20,519	$170,194	$149,045	$14,416	$237,487	$712,172
Investment income due and accrued
Purchase payments receivable

Total assets	20,519	170,194	149,045	14,416	237,487	712,172

LIABILITIES:
Payable for investments purchased

Total liabilities	0	0	0	0	0	0

NET ASSETS	$20,519	$170,194	$149,045	$14,416	$237,487	$712,172

NET ASSETS REPRESENTED BY:
Accumulation units	$20,519	$170,194	$149,045	$14,416	$237,487	$712,172

ACCUMULATION UNITS OUTSTANDING	2,402	15,324	6,092	580	12,353	31,856

UNIT VALUE (ACCUMULATION)	$8.54	$11.11	$24.47	$24.86	$19.23	$22.36

(1) Cost of investments:	$20,860	$175,443	$204,331	$11,160	$263,935	$631,261
Shares of investments:	946	9,005	10,167	946	10,504	42,115

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2016

	INVESTMENT DIVISIONS

	NEUBERGER BERMAN AMT SOCIALLY RESPONSIVE PORTFOLIO	OPPENHEIMER MAIN STREET SMALL CAP FUND/VA	PIMCO VIT HIGH YIELD PORTFOLIO	PIMCO VIT LOW DURATION PORTFOLIO	PIMCO VIT REAL RETURN PORTFOLIO	PIMCO VIT TOTAL RETURN PORTFOLIO

ASSETS:
Investments at fair value (1)	$7,276	$253,104	$481,130	$4,856,159	$618,262	$3,450,387
Investment income due and accrued			2,200	6,293	978	5,834
Purchase payments receivable

Total assets	7,276	253,104	483,330	4,862,452	619,240	3,456,221

LIABILITIES:
Payable for investments purchased

Total liabilities	0	0	0	0	0	0

NET ASSETS	$7,276	$253,104	$483,330	$4,862,452	$619,240	$3,456,221

NET ASSETS REPRESENTED BY:
Accumulation units	$7,276	$253,104	$483,330	$4,862,452	$619,240	$3,456,221

ACCUMULATION UNITS OUTSTANDING	259	22,924	21,405	325,876	36,374	184,563

UNIT VALUE (ACCUMULATION)	$28.09	$11.04	$22.58	$14.92	$17.02	$18.73

(1) Cost of investments:	$6,944	$231,292	$491,024	$4,968,340	$634,566	$3,601,071
Shares of investments:	322	10,511	62,081	474,234	50,388	324,284

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2016

	INVESTMENT DIVISIONS

	PIONEER REAL ESTATE SHARES VCT PORTFOLIO	PUTNAM VT EQUITY INCOME FUND	PUTNAM VT HIGH YIELD FUND	PUTNAM VT INTERNATIONAL GROWTH FUND	PUTNAM VT MULTI-CAP VALUE FUND	ROYCE CAPITAL FUND - MICRO- CAP PORTFOLIO

ASSETS:
Investments at fair value (1)	$2,470	$333,181	$623,182	$6,804	$73,029	$25,713
Investment income due and accrued
Purchase payments receivable

Total assets	2,470	333,181	623,182	6,804	73,029	25,713

LIABILITIES:
Payable for investments purchased

Total liabilities	0	0	0	0	0	0

NET ASSETS	$2,470	$333,181	$623,182	$6,804	$73,029	$25,713

NET ASSETS REPRESENTED BY:
Accumulation units	$2,470	$333,181	$623,182	$6,804	$73,029	$25,713

ACCUMULATION UNITS OUTSTANDING	238	11,067	28,607	380	2,274	1,830

UNIT VALUE (ACCUMULATION)	$10.38	$30.11	$21.78	$17.91	$32.11	$14.05

(1) Cost of investments:	$2,445	$300,325	$616,452	$6,735	$72,664	$24,580
Shares of investments:	151	13,999	95,874	386	4,145	2,353

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2016

	INVESTMENT DIVISIONS

	ROYCE CAPITAL FUND - SMALL- CAP PORTFOLIO	T. ROWE PRICE BLUE CHIP GROWTH PORTFOLIO	VAN ECK VIP EMERGING MARKETS FUND	VAN ECK VIP GLOBAL HARD ASSETS FUND

ASSETS:
Investments at fair value (1)	$1,123,749	$66,584	$37,345	$751,538
Investment income due and accrued
Purchase payments receivable

Total assets	1,123,749	66,584	37,345	751,538

LIABILITIES:
Payable for investments purchased

Total liabilities	0	0	0	0

NET ASSETS	$1,123,749	$66,584	$37,345	$751,538

NET ASSETS REPRESENTED BY:
Accumulation units	$1,123,749	$66,584	$37,345	$751,538

ACCUMULATION UNITS OUTSTANDING	59,560	6,365	1,061	13,196

UNIT VALUE (ACCUMULATION)	$18.87	$10.46	$35.20	$56.95

(1) Cost of investments:	$1,374,526	$66,388	$45,209	$687,659
Shares of investments:	137,043	2,961	3,591	31,132

The accompanying notes are an integral part of these financial statements.	(Concluded)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2016

	INVESTMENT DIVISIONS

		ALGER SMALL CAP GROWTH PORTFOLIO		AMERICAN CENTURY INVESTMENTS VP CAPITAL APPRECIATION FUND	AMERICAN CENTURY INVESTMENTS VP INCOME & GROWTH FUND	AMERICAN CENTURY INVESTMENTS VP INFLATION PROTECTION FUND	AMERICAN CENTURY INVESTMENTS VP INTERNATIONAL FUND	AMERICAN CENTURY INVESTMENTS VP VALUE FUND
						(1)

INVESTMENT INCOME:
Dividends	$		$		$231	$1,547	$474	$7,565

NET INVESTMENT INCOME (LOSS)		0		0	231	1,547	474	7,565

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares		(26,834)		(552)	2,319	(15)	(244)	4,005
Realized gain distributions		46,836		11,038	226

Net realized gain (loss) on investments		20,002		10,486	2,545	(15)	(244)	4,005

Change in net unrealized appreciation (depreciation) on investments		4,156		(6,777)	(1,625)	(4,212)	(2,668)	77,511

Net realized and unrealized gain (loss) on investments		24,158		3,709	920	(4,227)	(2,912)	81,516

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS		$24,158		$3,709	$1,151	$(2,680)	$(2,438)	$89,081

	(1) For the period September 7, 2016 to December 31, 2016.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2016

	INVESTMENT DIVISIONS

	AMERICAN FUNDS IS GLOBAL SMALL CAPITALIZATION FUND	AMERICAN FUNDS IS GROWTH FUND	AMERICAN FUNDS IS INTERNATIONAL FUND	AMERICAN FUNDS IS NEW WORLD FUND	COLUMBIA VARIABLE PORTFOLIO - SMALL CAP VALUE FUND	DAVIS FINANCIAL PORTFOLIO

INVESTMENT INCOME:
Dividends	$104	$15,832	$20,346	$10,036	$928	$55

NET INVESTMENT INCOME (LOSS)	104	15,832	20,346	10,036	928	55

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	(5,015)	26,699	(696)	(5,504)	(27,839)	(409)
Realized gain distributions	7,952	209,924	117,440	0	14,288	405

Net realized gain (loss) on investments	2,937	236,623	116,744	(5,504)	(13,551)	(4)

Change in net unrealized appreciation (depreciation) on investments	(4,097)	(45,495)	(90,081)	60,966	40,070	730

Net realized and unrealized gain (loss) on investments	(1,160)	191,128	26,663	55,462	26,519	726

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,056)	$206,960	$47,009	$65,498	$27,447	$781

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2016

	INVESTMENT DIVISIONS

	DAVIS VALUE PORTFOLIO	DELAWARE VIP SMALL CAP VALUE SERIES	DEUTSCHE CORE EQUITY VIP	DEUTSCHE GLOBAL SMALL CAP VIP	DEUTSCHE HIGH INCOME VIP	DEUTSCHE LARGE CAP VALUE VIP

INVESTMENT INCOME:
Dividends	$4,051	$56	$181	$225	$1,753	$3,150

NET INVESTMENT INCOME (LOSS)	4,051	56	181	225	1,753	3,150

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	(9,014)	4	(27)	(3,003)	(76)	(10,604)
Realized gain distributions	48,523	700	1,151	6,939		15,571

Net realized gain (loss) on investments	39,509	704	1,124	3,936	(76)	4,967

Change in net unrealized appreciation (depreciation) on investments	(5,024)	1,629	1,000	(2,967)	2,645	(10,883)

Net realized and unrealized gain (loss) on investments	34,485	2,333	2,124	969	2,569	(5,916)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$38,536	$2,389	$2,305	$1,194	$4,322	$(2,766)

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2016

	INVESTMENT DIVISIONS

	DEUTSCHE SMALL CAP INDEX VIP	DEUTSCHE SMALL MID CAP VALUE VIP	DREYFUS STOCK INDEX FUND, INC	DREYFUS VIF INTERNATIONAL EQUITY PORTFOLIO	FEDERATED HIGH INCOME BOND FUND II		FEDERATED KAUFMANN FUND II

INVESTMENT INCOME:
Dividends	$29,135	$9,983	$411,883	$912	$1,663	$

NET INVESTMENT INCOME (LOSS)	29,135	9,983	411,883	912	1,663		0

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	23,930	69,926	557,026	(1,044)	75		43
Realized gain distributions	202,286	176,100	708,666				3,828

Net realized gain (loss) on investments	226,216	246,026	1,265,692	(1,044)	75		3,871

Change in net unrealized appreciation (depreciation) on investments	290,860	(3,584)	619,387	(5,592)	1,990		600

Net realized and unrealized gain (loss) on investments	517,076	242,442	1,885,079	(6,636)	2,065		4,471

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$546,211	$252,425	$2,296,962	$(5,724)	$3,728		$4,471

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2016

	INVESTMENT DIVISIONS

	FIDELITY VIP CONTRAFUND PORTFOLIO		FIDELITY VIP GROWTH PORTFOLIO	FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO	FIDELITY VIP MID CAP PORTFOLIO	GOLDMAN SACHS VIT MID CAP VALUE FUND	GREAT-WEST AGGRESSIVE PROFILE I FUND
						(1)

INVESTMENT INCOME:
Dividends	$14,028	$		$17,699	$2,883	$132	$9,253

NET INVESTMENT INCOME (LOSS)	14,028		0	17,699	2,883	132	9,253

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	57,509		(12,649)	(2,406)	2,798	1	(18,366)
Realized gain distributions	180,639		82,967	391	52,901	5	36,469

Net realized gain (loss) on investments	238,148		70,318	(2,015)	55,699	6	18,103

Change in net unrealized appreciation (depreciation) on investments	(76,197)		(66,568)	18,496	44,243	(137)	11,461

Net realized and unrealized gain (loss) on investments	161,951		3,750	16,481	99,942	(131)	29,564

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$175,979		$3,750	$34,180	$102,825	$1	$38,817

	(1) For the period December 6, 2016 to December 31, 2016.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2016

	INVESTMENT DIVISIONS

	GREAT-WEST ARIEL MID CAP VALUE FUND	GREAT-WEST BOND INDEX FUND	GREAT-WEST CONSERVATIVE PROFILE I FUND	GREAT-WEST FEDERATED BOND FUND	GREAT-WEST GOLDMAN SACHS MID CAP VALUE FUND	GREAT-WEST GOVERNMENT MONEY MARKET FUND
					(1)

INVESTMENT INCOME:
Dividends	$8,333	$18,602	$6,506	$23,685	$11	$42

NET INVESTMENT INCOME (LOSS)	8,333	18,602	6,506	23,685	11	42

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	(11,882)	(1,568)	(15,511)	34
Realized gain distributions	3,809	4,268	8,039		6

Net realized gain (loss) on investments	(8,073)	2,700	(7,472)	34	6	0

Change in net unrealized appreciation (depreciation) on investments	73,565	10,013	23,408	(76,264)	(23)

Net realized and unrealized gain (loss) on investments	65,492	12,713	15,936	(76,230)	(17)	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$73,825	$31,315	$22,442	$(52,545)	$(6)	$42

	(1) For the period December 23, 2016 to December 31, 2016.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2016

	INVESTMENT DIVISIONS

	GREAT-WEST INTERNATIONAL INDEX FUND	GREAT-WEST LIFETIME 2015 FUND	GREAT-WEST LIFETIME 2015 FUND II	GREAT-WEST LIFETIME 2025 FUND	GREAT-WEST LIFETIME 2025 FUND II	GREAT-WEST LIFETIME 2030 FUND
		(1)	(2)	(1)	(2)	(3)

INVESTMENT INCOME:
Dividends	$68	$3,799	$242	$14,523	$712	$1,101

NET INVESTMENT INCOME (LOSS)	68	3,799	242	14,523	712	1,101

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	(1,387)	197	(10,533)	208	(33,544)
Realized gain distributions	2	1,871	3,133	10,437	13,825	111

Net realized gain (loss) on investments	(1,385)	2,068	(7,400)	10,645	(19,719)	111

Change in net unrealized appreciation (depreciation) on investments	2,125	1,851	11,976	7,096	35,392	(1,153)

Net realized and unrealized gain (loss) on investments	740	3,919	4,576	17,741	15,673	(1,042)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$808	$7,718	$4,818	$32,264	$16,385	$59

	(1) For the period April 25, 2016 to December 31, 2016. (2) For the period January 1, 2016 to April 25, 2016. (3) For the period December 23, 2016 to December 31, 2016.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2016

	INVESTMENT DIVISIONS

	GREAT-WEST LIFETIME 2035 FUND	GREAT-WEST LIFETIME 2035 FUND II	GREAT-WEST LIFETIME 2040 FUND	GREAT-WEST LIFETIME 2045 FUND	GREAT-WEST LIFETIME 2045 FUND II	GREAT-WEST LIFETIME 2055 FUND
	(1)	(2)	(3)	(1)	(2)	(1)

INVESTMENT INCOME:
Dividends	$3,786	$128	$1,300	$2,098	$53	$919

NET INVESTMENT INCOME (LOSS)	3,786	128	1,300	2,098	53	919

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	82	(11,048)	86	60	(12,226)	7
Realized gain distributions	3,896	5,140	285	2,017	3,337	704

Net realized gain (loss) on investments	3,978	(5,908)	371	2,077	(8,889)	711

Change in net unrealized appreciation (depreciation) on investments	2,646	10,224	2,032	4,122	11,510	1,568

Net realized and unrealized gain (loss) on investments	6,624	4,316	2,403	6,199	2,621	2,279

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$10,410	$4,444	$3,703	$8,297	$2,674	$3,198

	(1) For the period April 25, 2016 to December 31, 2016. (2) For the period January 1, 2016 to April 25, 2016. (3) For the period July 8, 2016 to December 31, 2016.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2016

	INVESTMENT DIVISIONS

	GREAT-WEST LIFETIME 2055 FUND II	GREAT-WEST LOOMIS SAYLES BOND FUND	GREAT-WEST LOOMIS SAYLES SMALL CAP VALUE FUND	GREAT-WEST MFS INTERNATIONAL VALUE FUND	GREAT-WEST MODERATE PROFILE I FUND	GREAT-WEST MODERATELY AGGRESSIVE PROFILE I FUND
	(1)

INVESTMENT INCOME:
Dividends	$26	$16,584	$516	$22,665	$4,182	$1,308

NET INVESTMENT INCOME (LOSS)	26	16,584	516	22,665	4,182	1,308

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	(4,974)	(19,588)	(5,512)	26,526	(17,688)	(782)
Realized gain distributions	1,397	4,522	19,523	68,806	10,734	3,570

Net realized gain (loss) on investments	(3,577)	(15,066)	14,011	95,332	(6,954)	2,788

Change in net unrealized appreciation (depreciation) on investments	4,639	71,389	149,474	96,554	24,930	1,317

Net realized and unrealized gain (loss) on investments	1,062	56,323	163,485	191,886	17,976	4,105

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,088	$72,907	$164,001	$214,551	$22,158	$5,413

	(1) For the period January 1, 2016 to April 25, 2016.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2016

	INVESTMENT DIVISIONS

	GREAT-WEST MODERATELY CONSERVATIVE PROFILE I FUND	GREAT-WEST MULTI- MANAGER LARGE CAP GROWTH FUND	GREAT-WEST S&P MID CAP 400® INDEX FUND	GREAT-WEST S&P SMALL CAP 600® INDEX FUND	GREAT-WEST SHORT DURATION BOND FUND		GREAT-WEST SMALL CAP GROWTH FUND
				(1)			(2)

INVESTMENT INCOME:
Dividends	$479	$251	$2,020	$1,148	$99,815	$

NET INVESTMENT INCOME (LOSS)	479	251	2,020	1,148	99,815		0

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	(1,800)	(42)	(3,647)	405	10,225		(91,183)
Realized gain distributions	532	7,737	15,040	6,082	1,118

Net realized gain (loss) on investments	(1,268)	7,695	11,393	6,487	11,343		(91,183)

Change in net unrealized appreciation (depreciation) on investments	2,723	(5,497)	52,318	20,850	(14,257)		81,858

Net realized and unrealized gain (loss) on investments	1,455	2,198	63,711	27,337	(2,914)		(9,325)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,934	$2,449	$65,731	$28,485	$96,901		$(9,325)

	(1) For the period March 10, 2016 to December 31, 2016. (2) For the period January 1, 2016 to March 10, 2016.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2016

	INVESTMENT DIVISIONS

	GREAT-WEST T. ROWE PRICE EQUITY INCOME FUND	GREAT-WEST T. ROWE PRICE MID CAP GROWTH FUND	GREAT-WEST TEMPLETON GLOBAL BOND FUND	GREAT-WEST U.S. GOVERNMENT MORTGAGE SECURITIES FUND	INVESCO V.I. CORE EQUITY FUND		INVESCO V.I. GLOBAL HEALTH CARE FUND

INVESTMENT INCOME:
Dividends	$10,894	$1,623	$55,424	$71,232	$1,094	$

NET INVESTMENT INCOME (LOSS)	10,894	1,623	55,424	71,232	1,094		0

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	(99,188)	99,942	(56,477)	(10,119)	(645)		(7,846)
Realized gain distributions	52,662	112,381		12,246	9,804		16,804

Net realized gain (loss) on investments	(46,526)	212,323	(56,477)	2,127	9,159		8,958

Change in net unrealized appreciation (depreciation) on investments	316,316	(48,306)	125,756	(13,864)	4,106		(21,444)

Net realized and unrealized gain (loss) on investments	269,790	164,017	69,279	(11,737)	13,265		(12,486)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$280,684	$165,640	$124,703	$59,495	$14,359		$(12,486)

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2016

	INVESTMENT DIVISIONS

	INVESCO V.I. GLOBAL REAL ESTATE FUND	INVESCO V.I. INTERNATIONAL GROWTH FUND	INVESCO V.I. MID CAP CORE EQUITY FUND		INVESCO V.I. TECHNOLOGY FUND	JANUS ASPEN BALANCED PORTFOLIO	JANUS ASPEN FLEXIBLE BOND PORTFOLIO

INVESTMENT INCOME:
Dividends	$22,907	$40,699	$291	$		$25,161	$101,034

NET INVESTMENT INCOME (LOSS)	22,907	40,699	291		0	25,161	101,034

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	4,610	31,119	(27,264)		(7,660)	(34,668)	(11,020)
Realized gain distributions	26,799		24,783		7,330	16,144

Net realized gain (loss) on investments	31,409	31,119	(2,481)		(330)	(18,524)	(11,020)

Change in net unrealized appreciation (depreciation) on investments	(23,473)	(87,176)	49,532		288	35,273	106,465

Net realized and unrealized gain (loss) on investments	7,936	(56,057)	47,051		(42)	16,749	95,445

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$30,843	$(15,358)	$47,342		$(42)	$41,910	$196,479

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2016

	INVESTMENT DIVISIONS

		JANUS ASPEN FORTY PORTFOLIO	JANUS ASPEN GLOBAL RESEARCH PORTFOLIO	JANUS ASPEN GLOBAL TECHNOLOGY PORTFOLIO	JANUS ASPEN OVERSEAS PORTFOLIO		JPMORGAN INSURANCE TRUST INTREPID MID CAP PORTFOLIO		LORD ABBETT SERIES DEVELOPING GROWTH PORTFOLIO
							(1)		(2)

INVESTMENT INCOME:
Dividends	$		$6,495	$156	$2,585	$		$

NET INVESTMENT INCOME (LOSS)		0	6,495	156	2,585		0		0

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares		(87,726)	(4,025)	408	(6,770)				(3)
Realized gain distributions		165,291		2,798	1,715

Net realized gain (loss) on investments		77,565	(4,025)	3,206	(5,055)		0		(3)

Change in net unrealized appreciation (depreciation) on investments		(51,400)	14,921	6,665	(3,187)		(19)		(341)

Net realized and unrealized gain (loss) on investments		26,165	10,896	9,871	(8,242)		(19)		(344)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS		$26,165	$17,391	$10,027	$(5,657)		$(19)		$(344)

	(1) For the period December 23, 2016 to December 31, 2016. (2) For the period September 7, 2016 to December 31, 2016.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2016

	INVESTMENT DIVISIONS

	MFS VIT VALUE SERIES	NEUBERGER BERMAN AMT GUARDIAN PORTFOLIO	NEUBERGER BERMAN AMT LARGE CAP VALUE PORTFOLIO		NEUBERGER BERMAN AMT MID CAP GROWTH PORTFOLIO CLASS I		NEUBERGER BERMAN AMT MID CAP GROWTH PORTFOLIO CLASS S	NEUBERGER BERMAN AMT MID CAP INTRINSIC VALUE PORTFOLIO
	(1)						(2)

INVESTMENT INCOME:
Dividends	$3,390	$789	$107	$		$		$4,431

NET INVESTMENT INCOME (LOSS)	3,390	789	107		0		0	4,431

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	18	(4,123)	964		(3,434)		1,830	27,631
Realized gain distributions	13,096	27,172	1,178		10,862			50,377

Net realized gain (loss) on investments	13,114	23,049	2,142		7,428		1,830	78,008

Change in net unrealized appreciation (depreciation) on investments	(5,249)	(11,819)	1,327		2,420		500	16,611

Net realized and unrealized gain (loss) on investments	7,865	11,230	3,469		9,848		2,330	94,619

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$11,255	$12,019	$3,576		$9,848		$2,330	$99,050

	(1) For the period March 8, 2016 to December 31, 2016. (2) For the period January 1, 2016 to August 30, 2016.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2016

	INVESTMENT DIVISIONS

		NEUBERGER BERMAN AMT SOCIALLY RESPONSIVE PORTFOLIO	OPPENHEIMER MAIN STREET SMALL CAP FUND/VA	PIMCO VIT HIGH YIELD PORTFOLIO	PIMCO VIT LOW DURATION PORTFOLIO	PIMCO VIT REAL RETURN PORTFOLIO	PIMCO VIT TOTAL RETURN PORTFOLIO
		(1)

INVESTMENT INCOME:
Dividends	$		$15	$25,197	$46,081	$23,674	$120,343

NET INVESTMENT INCOME (LOSS)		0	15	25,197	46,081	23,674	120,343

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares		24	188	(6,061)	(5,609)	(49,457)	(199,974)
Realized gain distributions			113

Net realized gain (loss) on investments		24	301	(6,061)	(5,609)	(49,457)	(199,974)

Change in net unrealized appreciation (depreciation) on investments		332	21,812	37,689	(1,055)	86,989	324,054

Net realized and unrealized gain (loss) on investments		356	22,113	31,628	(6,664)	37,532	124,080

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS		$356	$22,128	$56,825	$39,417	$61,206	$244,423

	(1) For the period November 8, 2016 to December 31, 2016.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2016

	INVESTMENT DIVISIONS

	PIONEER REAL ESTATE SHARES VCT PORTFOLIO	PUTNAM VT EQUITY INCOME FUND	PUTNAM VT HIGH YIELD FUND		PUTNAM VT INTERNATIONAL GROWTH FUND	PUTNAM VT MULTI-CAP VALUE FUND	ROYCE CAPITAL FUND - MICRO- CAP PORTFOLIO
	(1)				(2)

INVESTMENT INCOME:
Dividends	$26	$5,955	$35,369	$		$330	$123

NET INVESTMENT INCOME (LOSS)	26	5,955	35,369		0	330	123

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares		14,806	(10,605)		1	(132)	(9,319)
Realized gain distributions		4,954				4,123

Net realized gain (loss) on investments	0	19,760	(10,605)		1	3,991	(9,319)

Change in net unrealized appreciation (depreciation) on investments	25	16,335	58,495		69	2,083	13,909

Net realized and unrealized gain (loss) on investments	25	36,095	47,890		70	6,074	4,590

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$51	$42,050	$83,259		$70	$6,404	$4,713

	(1) For the period December 23, 2016 to December 31, 2016. (2) For the period December 6, 2016 to December 31, 2016.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2016

	INVESTMENT DIVISIONS

	ROYCE CAPITAL FUND - SMALL- CAP PORTFOLIO		T. ROWE PRICE BLUE CHIP GROWTH PORTFOLIO	VAN ECK VIP EMERGING MARKETS FUND	VAN ECK VIP GLOBAL HARD ASSETS FUND
			(1)

INVESTMENT INCOME:
Dividends	$16,909	$		$189	$3,231

NET INVESTMENT INCOME (LOSS)	16,909		0	189	3,231

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	(8,877)		44	(1,135)	(116,145)
Realized gain distributions	185,117			205

Net realized gain (loss) on investments	176,240		44	(930)	(116,145)

Change in net unrealized appreciation (depreciation) on investments	(1,121)		196	1,418	385,479

Net realized and unrealized gain (loss) on investments	175,119		240	488	269,334

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$192,028		$240	$677	$272,565

	(1) For the period September 14, 2016 to December 31, 2016.

The accompanying notes are an integral part of these financial statements.	(Concluded)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2016 AND 2015

	INVESTMENT DIVISIONS
		ALGER SMALL CAP GROWTH PORTFOLIO				AMERICAN CENTURY INVESTMENTS VP CAPITAL APPRECIATION FUND			AMERICAN CENTURY INVESTMENTS VP INCOME & GROWTH FUND
		2016		2015		2016		2015	2016	2015

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$		$		$		$		$231	$356
Net realized gain (loss) on investments		20,002		98,849		10,486		8,676	2,545	2,867
Change in net unrealized appreciation (depreciation) on investments		4,156		(108,109)		(6,777)		(6,885)	(1,625)	(4,235)

Increase (decrease) in net assets resulting from operations		24,158		(9,260)		3,709		1,791	1,151	(1,012)

CONTRACT TRANSACTIONS:
Purchase payments received		1,500		1,499		5,024		7,024
Transfers for contract benefits and terminations		(8,317)		(5,937)		(4,155)		(4,160)	(7,043)	(7,349)
Net transfers		(5,310)		(63,087)		(5,565)		1,288
Contract maintenance charges		(107)		(116)		(57)		(60)	(20)	(23)
Other, net				(619)

Increase (decrease) in net assets resulting from contract transactions		(12,234)		(68,260)		(4,753)		4,092	(7,063)	(7,372)

Total increase (decrease) in net assets		11,924		(77,520)		(1,044)		5,883	(5,912)	(8,384)

NET ASSETS:
Beginning of period		326,804		404,324		119,974		114,091	13,204	21,588

End of period		$338,728		$326,804		$118,930		$119,974	$7,292	$13,204

CHANGES IN UNITS OUTSTANDING:
Units issued		440		223		1,124		1,744	1	3
Units redeemed		(507)		(760)		(1,553)		(1,413)	(383)	(406)

Net increase (decrease)		(67)		(537)		(429)		331	(382)	(403)

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2016 AND 2015

	INVESTMENT DIVISIONS
	AMERICAN CENTURY INVESTMENTS VP INFLATION PROTECTION FUND	AMERICAN CENTURY INVESTMENTS VP INTERNATIONAL FUND			AMERICAN CENTURY INVESTMENTS VP ULTRA FUND	AMERICAN CENTURY INVESTMENTS VP VALUE FUND
	2016	2016	2015		2015	2016	2015
	(1)				(2)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$1,547	$474	$2,109	$		$7,565	$6,544
Net realized gain (loss) on investments	(15)	(244)	168,296		3,671	4,005	264,654
Change in net unrealized appreciation (depreciation) on investments	(4,212)	(2,668)	(133,427)		(1,570)	77,511	(272,855)

Increase (decrease) in net assets resulting from operations	(2,680)	(2,438)	36,978		2,101	89,081	(1,657)

CONTRACT TRANSACTIONS:
Purchase payments received						650	29,542
Transfers for contract benefits and terminations	(549)	(899)	(3,316)		(26,325)	(16,918)	(126,028)
Net transfers	436,700	5,683	(540,859)		(9,353)	329,860	(610,617)
Contract maintenance charges	(28)	(21)	(170)		(4)	(260)	(269)
Other, net					(3,150)

Increase (decrease) in net assets resulting from contract transactions	436,123	4,763	(544,345)		(38,832)	313,332	(707,372)

Total increase (decrease) in net assets	433,443	2,325	(507,367)		(36,731)	402,413	(709,029)

NET ASSETS:
Beginning of period	0	47,910	555,277		36,731	108,239	817,268

End of period	$433,443	$50,235	$47,910		$0	$510,652	$108,239

CHANGES IN UNITS OUTSTANDING:
Units issued	43,190	717	341		334	12,759	1,514
Units redeemed	(81)	(266)	(44,241)		(2,104)	(3,334)	(21,739)

Net increase (decrease)	43,109	451	(43,900)		(1,770)	9,425	(20,225)

	(1) For the period September 7, 2016 to December 31, 2016. (2) For the period January 1, 2015 to March 6, 2015.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2016 AND 2015

	INVESTMENT DIVISIONS

	AMERICAN FUNDS IS GLOBAL SMALL CAPITALIZATION FUND			AMERICAN FUNDS IS GROWTH FUND		AMERICAN FUNDS IS INTERNATIONAL FUND
	2016		2015	2016	2015	2016	2015

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$104	$		$15,832	$12,827	$20,346	$22,097
Net realized gain (loss) on investments	2,937		32,848	236,623	477,231	116,744	163,767
Change in net unrealized appreciation (depreciation) on investments	(4,097)		(26,309)	(45,495)	(353,723)	(90,081)	(236,577)

Increase (decrease) in net assets resulting from operations	(1,056)		6,539	206,960	136,335	47,009	(50,713)

CONTRACT TRANSACTIONS:
Purchase payments received	1,250		1,616	80,278	57,235	33,272	26,245
Transfers for contract benefits and terminations	(4,902)		(1,748)	(472,196)	(105,139)	(29,559)	(358,107)
Net transfers	(31,156)		(72,314)	97,575	42,169	54,247	50,080
Contract maintenance charges	(24)		(38)	(999)	(993)	(680)	(745)
Other, net							(11,335)

Increase (decrease) in net assets resulting from contract transactions	(34,832)		(72,484)	(295,342)	(6,728)	57,280	(293,862)

Total increase (decrease) in net assets	(35,888)		(65,945)	(88,382)	129,607	104,289	(344,575)

NET ASSETS:
Beginning of period	77,813		143,758	2,104,999	1,975,392	1,370,340	1,714,915

End of period	$41,925		$77,813	$2,016,617	$2,104,999	$1,474,629	$1,370,340

CHANGES IN UNITS OUTSTANDING:
Units issued	673		1,459	19,174	13,534	8,929	10,800
Units redeemed	(3,621)		(6,779)	(34,258)	(13,870)	(3,814)	(36,094)

Net increase (decrease)	(2,948)		(5,320)	(15,084)	(336)	5,115	(25,294)

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2016 AND 2015

	INVESTMENT DIVISIONS

	AMERICAN FUNDS IS NEW WORLD FUND		COLUMBIA VARIABLE PORTFOLIO - SMALL CAP VALUE FUND		DAVIS FINANCIAL PORTFOLIO
	2016	2015	2016	2015	2016	2015

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$10,036	$7,191	$928	$2,064	$55	$67
Net realized gain (loss) on investments	(5,504)	58,194	(13,551)	26,757	(4)	1,105
Change in net unrealized appreciation (depreciation) on investments	60,966	(114,224)	40,070	(43,858)	730	(1,449)

Increase (decrease) in net assets resulting from operations	65,498	(48,839)	27,447	(15,037)	781	(277)

CONTRACT TRANSACTIONS:
Purchase payments received	10,625	12,851	11,125	11,209	37	192
Transfers for contract benefits and terminations	(17,157)	(56,899)	(59,133)	(8,634)	(133)	(219)
Net transfers	67,608	338,289	(66,173)	(29,399)	(2,186)	(3,347)
Contract maintenance charges	(422)	(366)	(52)	(107)	(5)	(6)
Other, net		(1,661)

Increase (decrease) in net assets resulting from contract transactions	60,654	292,214	(114,233)	(26,931)	(2,287)	(3,380)

Total increase (decrease) in net assets	126,152	243,375	(86,786)	(41,968)	(1,506)	(3,657)

NET ASSETS:
Beginning of period	1,209,980	966,605	206,384	248,352	7,418	11,075

End of period	$1,336,132	$1,209,980	$119,598	$206,384	$5,912	$7,418

CHANGES IN UNITS OUTSTANDING:
Units issued	5,976	21,869	2,267	2,051	37	425
Units redeemed	(2,429)	(5,530)	(7,643)	(3,287)	(164)	(645)

Net increase (decrease)	3,547	16,339	(5,376)	(1,236)	(127)	(220)

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2016 AND 2015

	INVESTMENT DIVISIONS

	DAVIS VALUE PORTFOLIO		DELAWARE VIP SMALL CAP VALUE SERIES			DEUTSCHE CORE EQUITY VIP
	2016	2015	2016		2015	2016		2015
					(1)			(2)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$4,051	$2,846	$56	$		$181	$
Net realized gain (loss) on investments	39,509	62,072	704			1,124		(2)
Change in net unrealized appreciation (depreciation) on investments	(5,024)	(56,626)	1,629			1,000		(6)

Increase (decrease) in net assets resulting from operations	38,536	8,292	2,389		0	2,305		(8)

CONTRACT TRANSACTIONS:
Purchase payments received	7,776	11,056	7,500			10,980
Transfers for contract benefits and terminations	(10,840)	(28,409)	(561)			(983)		(69)
Net transfers	(45,488)	(13,304)			4,689			1,657
Contract maintenance charges	(172)	(196)	(46)			(49)		(20)
Other, net

Increase (decrease) in net assets resulting from contract transactions	(48,724)	(30,853)	6,893		4,689	9,948		1,568

Total increase (decrease) in net assets	(10,188)	(22,561)	9,282		4,689	12,253		1,560

NET ASSETS:
Beginning of period	348,219	370,780	4,689		0	1,560		0

End of period	$338,031	$348,219	$13,971		$4,689	$13,813		$1,560

CHANGES IN UNITS OUTSTANDING:
Units issued	1,264	3,554	668		480	711		98
Units redeemed	(3,770)	(5,103)	(56)			(66)		(6)

Net increase (decrease)	(2,506)	(1,549)	612		480	645		92

	(1) For the period December 31, 2015 to December 31, 2015. (2) For the period July 10, 2015 to December 31, 2015.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2016 AND 2015

	INVESTMENT DIVISIONS

	DEUTSCHE GLOBAL SMALL CAP VIP		DEUTSCHE HIGH INCOME VIP		DEUTSCHE LARGE CAP VALUE VIP
	2016	2015	2016	2015	2016	2015

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$225	$523	$1,753	$1,369	$3,150	$2,080
Net realized gain (loss) on investments	3,936	4,515	(76)	(2,010)	4,967	9,004
Change in net unrealized appreciation (depreciation) on investments	(2,967)	(4,746)	2,645	(81)	(10,883)	(26,455)

Increase (decrease) in net assets resulting from operations	1,194	292	4,322	(722)	(2,766)	(15,371)

CONTRACT TRANSACTIONS:
Purchase payments received	5,864	2,693	14,392	11,723	939	431
Transfers for contract benefits and terminations	(1,241)	(6,748)	(1,503)	(81,347)	(4,116)	(3,278)
Net transfers	47,795	11,735	6,304		113,408	126,695
Contract maintenance charges	(33)	(38)	(57)	(58)	(169)	(107)
Other, net

Increase (decrease) in net assets resulting from contract transactions	52,385	7,642	19,136	(69,682)	110,062	123,741

Total increase (decrease) in net assets	53,579	7,934	23,458	(70,404)	107,296	108,370

NET ASSETS:
Beginning of period	55,189	47,255	22,477	92,881	203,987	95,617

End of period	$108,768	$55,189	$45,935	$22,477	$311,283	$203,987

CHANGES IN UNITS OUTSTANDING:
Units issued	3,088	863	1,307	726	11,995	13,231
Units redeemed	(558)	(503)	(104)	(5,104)	(3,139)	(4,859)

Net increase (decrease)	2,530	360	1,203	(4,378)	8,856	8,372

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2016 AND 2015

	INVESTMENT DIVISIONS
	DEUTSCHE SMALL CAP INDEX VIP		DEUTSCHE SMALL MID CAP VALUE VIP			DREYFUS IP TECHNOLOGY GROWTH PORTFOLIO
	2016	2015	2016	2015		2015
						(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$29,135	$26,888	$9,983	$4,959	$
Net realized gain (loss) on investments	226,216	246,817	246,026	207,614		(373)
Change in net unrealized appreciation (depreciation) on investments	290,860	(409,343)	(3,584)	(238,897)		339

Increase (decrease) in net assets resulting from operations	546,211	(135,638)	252,425	(26,324)		(34)

CONTRACT TRANSACTIONS:
Purchase payments received	22,503	8,878	47,248	39,344
Transfers for contract benefits and terminations	(171,783)	(215,327)	(131,179)	(34,938)		(7,492)
Net transfers	20,493	294,598	(289,914)	10,454		(737)
Contract maintenance charges	(1,700)	(1,684)	(513)	(525)		(3)
Other, net		(7,042)

Increase (decrease) in net assets resulting from contract transactions	(130,487)	79,423	(374,358)	14,335		(8,232)

Total increase (decrease) in net assets	415,724	(56,215)	(121,933)	(11,989)		(8,266)

NET ASSETS:
Beginning of period	2,673,485	2,729,700	1,665,809	1,677,798		8,266

End of period	$3,089,209	$2,673,485	$1,543,876	$1,665,809		$0

CHANGES IN UNITS OUTSTANDING:
Units issued	11,852	20,358	7,442	12,079		45
Units redeemed	(18,694)	(16,443)	(24,280)	(11,099)		(373)

Net increase (decrease)	(6,842)	3,915	(16,838)	980		(328)

	(1) For the period January 1, 2015 to September 2, 2015.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2016 AND 2015

	INVESTMENT DIVISIONS

	DREYFUS STOCK INDEX FUND, INC		DREYFUS VIF APPRECIATION PORTFOLIO	DREYFUS VIF INTERNATIONAL EQUITY PORTFOLIO
	2016	2015	2015	2016	2015
			(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$411,883	$362,893	$3,604	$912	$3,316
Net realized gain (loss) on investments	1,265,692	1,531,521	198,546	(1,044)	511
Change in net unrealized appreciation (depreciation) on investments	619,387	(1,686,759)	(192,542)	(5,592)	(2,230)

Increase (decrease) in net assets resulting from operations	2,296,962	207,655	9,608	(5,724)	1,597

CONTRACT TRANSACTIONS:
Purchase payments received	389,278	180,533		3,131	2,663
Transfers for contract benefits and terminations	(1,328,291)	(800,415)	(3,610)	(4,195)	(4,672)
Net transfers	50,963	658,320	(784,113)	(10,631)	5,583
Contract maintenance charges	(9,485)	(9,088)	(222)	(151)	(160)
Other, net		(16,114)

Increase (decrease) in net assets resulting from contract transactions	(897,535)	13,236	(787,945)	(11,846)	3,414

Total increase (decrease) in net assets	1,399,427	220,891	(778,337)	(17,570)	5,011

NET ASSETS:
Beginning of period	19,827,364	19,606,473	778,337	102,290	97,279

End of period	$21,226,791	$19,827,364	$0	$84,720	$102,290

CHANGES IN UNITS OUTSTANDING:
Units issued	73,482	210,642	34	518	468
Units redeemed	(118,803)	(210,432)	(9,354)	(1,153)	(283)

Net increase (decrease)	(45,321)	210	(9,320)	(635)	185

	(1) For the period January 1, 2015 to June 8, 2015.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2016 AND 2015

	INVESTMENT DIVISIONS

	FEDERATED HIGH INCOME BOND FUND II			FEDERATED KAUFMANN FUND II			FIDELITY VIP CONTRAFUND PORTFOLIO
	2016	2015		2016		2015	2016	2015

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$1,663	$1,490	$		$		$14,028	$18,752
Net realized gain (loss) on investments	75	82		3,871		5,151	238,148	642,910
Change in net unrealized appreciation (depreciation) on investments	1,990	(2,235)		600		(3,811)	(76,197)	(639,759)

Increase (decrease) in net assets resulting from operations	3,728	(663)		4,471		1,340	175,979	21,903

CONTRACT TRANSACTIONS:
Purchase payments received							59,381	40,802
Transfers for contract benefits and terminations	(394)	(347)		(1,202)		(684)	(49,971)	(608,672)
Net transfers				23,471		15,801	(115,827)	(191,905)
Contract maintenance charges	(43)	(41)		(84)		(52)	(1,063)	(1,318)
Other, net								(10,994)

Increase (decrease) in net assets resulting from contract transactions	(437)	(388)		22,185		15,065	(107,480)	(772,087)

Total increase (decrease) in net assets	3,291	(1,051)		26,656		16,405	68,499	(750,184)

NET ASSETS:
Beginning of period	25,372	26,423		38,175		21,770	2,267,893	3,018,077

End of period	$28,663	$25,372		$64,831		$38,175	$2,336,392	$2,267,893

CHANGES IN UNITS OUTSTANDING:
Units issued	3	3		1,373		1,021	7,581	26,161
Units redeemed	(19)	(18)		(110)		(242)	(11,280)	(54,619)

Net increase (decrease)	(16)	(15)		1,263		779	(3,699)	(28,458)

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2016 AND 2015

	INVESTMENT DIVISIONS

		FIDELITY VIP GROWTH PORTFOLIO		FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO		FIDELITY VIP MID CAP PORTFOLIO
		2016	2015	2016	2015	2016	2015

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$		$288	$17,699	$15,935	$2,883	$2,391
Net realized gain (loss) on investments		70,318	340,607	(2,015)	(9,763)	55,699	115,163
Change in net unrealized appreciation (depreciation) on investments		(66,568)	(249,813)	18,496	(11,289)	44,243	(132,112)

Increase (decrease) in net assets resulting from operations		3,750	91,082	34,180	(5,117)	102,825	(14,558)

CONTRACT TRANSACTIONS:
Purchase payments received						125,154	89,439
Transfers for contract benefits and terminations		(11,652)	(14,896)	(17,804)	(17,766)	(47,695)	(82,734)
Net transfers		77,276	(498,393)	133,338	(142,134)	(118,274)	60,409
Contract maintenance charges		(533)	(789)	(480)	(443)	(486)	(567)
Other, net

Increase (decrease) in net assets resulting from contract transactions		65,091	(514,078)	115,054	(160,343)	(41,301)	66,547

Total increase (decrease) in net assets		68,841	(422,996)	149,234	(165,460)	61,524	51,989

NET ASSETS:
Beginning of period		883,288	1,306,284	644,251	809,711	903,149	851,160

End of period		$952,129	$883,288	$793,485	$644,251	$964,673	$903,149

CHANGES IN UNITS OUTSTANDING:
Units issued		8,835	136,570	10,490	4,855	4,157	6,466
Units redeemed		(5,130)	(166,443)	(4,724)	(12,790)	(5,166)	(4,854)

Net increase (decrease)		3,705	(29,873)	5,766	(7,935)	(1,009)	1,612

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2016 AND 2015

	INVESTMENT DIVISIONS

	GOLDMAN SACHS VIT MID CAP VALUE FUND	GREAT-WEST AGGRESSIVE PROFILE I FUND		GREAT-WEST ARIEL MID CAP VALUE FUND
	2016	2016	2015	2016	2015
	(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$132	$9,253	$7,343	$8,333	$9,490
Net realized gain (loss) on investments	6	18,103	53,687	(8,073)	2,719
Change in net unrealized appreciation (depreciation) on investments	(137)	11,461	(20,864)	73,565	(24,846)

Increase (decrease) in net assets resulting from operations	1	38,817	40,166	73,825	(12,637)

CONTRACT TRANSACTIONS:
Purchase payments received		255,261	11,964
Transfers for contract benefits and terminations		(24,962)	(204,510)	(9,103)	(11,753)
Net transfers	10,203	(48,736)	(457,018)	(111,065)	(398,259)
Contract maintenance charges		(513)	(487)	(789)	(1,042)
Other, net			(18,242)

Increase (decrease) in net assets resulting from contract transactions	10,203	181,050	(668,293)	(120,957)	(411,054)

Total increase (decrease) in net assets	10,204	219,867	(628,127)	(47,132)	(423,691)

NET ASSETS:
Beginning of period	0	292,712	920,839	643,142	1,066,833

End of period	$10,204	$512,579	$292,712	$596,010	$643,142

CHANGES IN UNITS OUTSTANDING:
Units issued	744	13,435	101,486	340	2,770
Units redeemed	(4)	(5,369)	(130,950)	(3,223)	(11,687)

Net increase (decrease)	740	8,066	(29,464)	(2,883)	(8,917)

	(1) For the period December 6, 2016 to December 31, 2016.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2016 AND 2015

	INVESTMENT DIVISIONS

	GREAT-WEST BOND INDEX FUND		GREAT-WEST CONSERVATIVE PROFILE I FUND		GREAT-WEST FEDERATED BOND FUND
	2016	2015	2016	2015	2016	2015
						(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$18,602	$29,670	$6,506	$8,340	$23,685	$85
Net realized gain (loss) on investments	2,700	3,192	(7,472)	5,627	34	(1)
Change in net unrealized appreciation (depreciation) on investments	10,013	(28,300)	23,408	(16,311)	(76,264)	(175)

Increase (decrease) in net assets resulting from operations	31,315	4,562	22,442	(2,344)	(52,545)	(91)

CONTRACT TRANSACTIONS:
Purchase payments received	15,442	6,414	53,503	23,493	5,961	4,597
Transfers for contract benefits and terminations	(88,476)	(93,693)	(54,732)	(229,168)	(8,278)	(178)
Net transfers	190,981	11,145	34,138	(60,008)	2,397,682	1,762
Contract maintenance charges	(870)	(851)	(318)	(236)	(43)	(7)
Other, net		(5,791)		(14,676)

Increase (decrease) in net assets resulting from contract transactions	117,077	(82,776)	32,591	(280,595)	2,395,322	6,174

Total increase (decrease) in net assets	148,392	(78,214)	55,033	(282,939)	2,342,777	6,083

NET ASSETS:
Beginning of period	1,814,256	1,892,470	313,678	596,617	6,083	0

End of period	$1,962,648	$1,814,256	$368,711	$313,678	$2,348,860	$6,083

CHANGES IN UNITS OUTSTANDING:
Units issued	16,229	6,070	9,241	10,652	167,816	468
Units redeemed	(8,064)	(12,150)	(7,650)	(23,687)	(728)	(14)

Net increase (decrease)	8,165	(6,080)	1,591	(13,035)	167,088	454

	(1) For the period May 5, 2015 to December 31, 2015.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2016 AND 2015

	INVESTMENT DIVISIONS
	GREAT-WEST GOLDMAN SACHS MID CAP VALUE FUND	GREAT-WEST GOVERNMENT MONEY MARKET FUND			GREAT-WEST INTERNATIONAL INDEX FUND		GREAT-WEST LIFETIME 2015 FUND
	2016	2016		2015	2016	2015	2016
	(1)						(2)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$11	$42	$		$68	$162	$3,799
Net realized gain (loss) on investments	6				(1,385)	210	2,068
Change in net unrealized appreciation (depreciation) on investments	(23)				2,125	(1,281)	1,851

Increase (decrease) in net assets resulting from operations	(6)	42		0	808	(909)	7,718

CONTRACT TRANSACTIONS:
Purchase payments received		4,096,795		1,549,653	12,411	8,750	64,337
Transfers for contract benefits and terminations		(953,395)		(711,851)	(24,153)	(792)	(4,881)
Net transfers	703	(730,518)		245,807		552	159,890
Contract maintenance charges		(16,460)		(8,716)	(39)	(35)	(121)
Other, net				(8,208)

Increase (decrease) in net assets resulting from contract transactions	703	2,396,422		1,066,685	(11,781)	8,475	219,225

Total increase (decrease) in net assets	697	2,396,464		1,066,685	(10,973)	7,566	226,943

NET ASSETS:
Beginning of period	0	10,806,543		9,739,858	15,066	7,500	0

End of period	$697	$13,203,007		$10,806,543	$4,093	$15,066	$226,943

CHANGES IN UNITS OUTSTANDING:
Units issued	62	623,302		1,129,644	1,270	818	22,913
Units redeemed		(439,137)		(1,047,669)	(2,336)	(77)	(1,153)

Net increase (decrease)	62	184,165		81,975	(1,066)	741	21,760

	(1) For the period December 23, 2016 to December 31, 2016. (2) For the period April 25, 2016 to December 31, 2016.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2016 AND 2015

	INVESTMENT DIVISIONS

	GREAT-WEST LIFETIME 2015 FUND II		GREAT-WEST LIFETIME 2025 FUND	GREAT-WEST LIFETIME 2025 FUND II		GREAT-WEST LIFETIME 2030 FUND
	2016	2015	2016	2016	2015	2016
	(1)		(2)	(1)	(3)	(4)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$242	$2,256	$14,523	$712	$6,780	$1,101
Net realized gain (loss) on investments	(7,400)	5,210	10,645	(19,719)	18,937	111
Change in net unrealized appreciation (depreciation) on investments	11,976	(9,594)	7,096	35,392	(35,392)	(1,153)

Increase (decrease) in net assets resulting from operations	4,818	(2,128)	32,264	16,385	(9,675)	59

CONTRACT TRANSACTIONS:
Purchase payments received	24,180	69,500	306,428	111,919	342,048	1
Transfers for contract benefits and terminations	(2,078)	(4,956)	(16,505)	(5,956)	(13,293)
Net transfers	(166,449)	21,778	579,703	(548,645)	108,045	93,264
Contract maintenance charges	(60)	(125)	(562)	(273)	(555)
Other, net

Increase (decrease) in net assets resulting from contract transactions	(144,407)	86,197	869,064	(442,955)	436,245	93,265

Total increase (decrease) in net assets	(139,589)	84,069	901,328	(426,570)	426,570	93,324

NET ASSETS:
Beginning of period	139,589	55,520	0	426,570	0	0

End of period	$0	$139,589	$901,328	$0	$426,570	$93,324

CHANGES IN UNITS OUTSTANDING:
Units issued	1,614	6,234	87,767	6,996	28,871	8,795
Units redeemed	(11,014)	(530)	(1,976)	(33,957)	(1,910)

Net increase (decrease)	(9,400)	5,704	85,791	(26,961)	26,961	8,795

(1) For the period January 1, 2016 to April 25, 2016.

(2) For the period April 25, 2016 to December 31, 2016.

(3) For the period May 5, 2015 to December 31, 2015.

(4) For the period December 23, 2016 to December 31, 2016.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2016 AND 2015

	INVESTMENT DIVISIONS

	GREAT-WEST LIFETIME 2035 FUND	GREAT-WEST LIFETIME 2035 FUND II		GREAT-WEST LIFETIME 2040 FUND	GREAT-WEST LIFETIME 2045 FUND
	2016	2016	2015	2016	2016
	(1)	(2)	(3)	(4)	(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$3,786	$128	$1,694	$1,300	$2,098
Net realized gain (loss) on investments	3,978	(5,908)	5,671	371	2,077
Change in net unrealized appreciation (depreciation) on investments	2,646	10,224	(10,224)	2,032	4,122

Increase (decrease) in net assets resulting from operations	10,410	4,444	(2,859)	3,703	8,297

CONTRACT TRANSACTIONS:
Purchase payments received	81,723	30,050	86,458		22,281
Transfers for contract benefits and terminations	(4,454)	(1,583)	(3,336)	(884)	(3,292)
Net transfers	161,183	(146,406)	33,439	84,745	110,695
Contract maintenance charges	(152)	(70)	(137)	(58)	(128)
Other, net

Increase (decrease) in net assets resulting from contract transactions	238,300	(118,009)	116,424	83,803	129,556

Total increase (decrease) in net assets	248,710	(113,565)	113,565	87,506	137,853

NET ASSETS:
Beginning of period	0	113,565	0	0	0

End of period	$248,710	$0	$113,565	$87,506	$137,853

CHANGES IN UNITS OUTSTANDING:
Units issued	24,054	1,778	6,957	8,379	13,454
Units redeemed	(581)	(8,526)	(209)	(208)	(485)

Net increase (decrease)	23,473	(6,748)	6,748	8,171	12,969

(1) For the period April 25, 2016 to December 31, 2016.

(2) For the period January 1, 2016 to April 25, 2016.

(3) For the period May 5, 2015 to December 31, 2015.

(4) For the period July 8, 2016 to December 31, 2016.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2016 AND 2015

	INVESTMENT DIVISIONS

	GREAT-WEST LIFETIME 2045 FUND II		GREAT-WEST LIFETIME 2055 FUND	GREAT-WEST LIFETIME 2055 FUND II
	2016	2015	2016	2016	2015
	(1)		(2)	(1)	(3)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$53	$1,279	$919	$26	$594
Net realized gain (loss) on investments	(8,889)	5,660	711	(3,577)	2,078
Change in net unrealized appreciation (depreciation) on investments	11,510	(9,029)	1,568	4,639	(4,639)

Increase (decrease) in net assets resulting from operations	2,674	(2,090)	3,198	1,088	(1,967)

CONTRACT TRANSACTIONS:
Purchase payments received	2,896	22,762	18,992
Transfers for contract benefits and terminations	(896)	(3,208)	(1,511)	(129)	(214)
Net transfers	(82,660)	7,778	35,071	(35,071)	36,403
Contract maintenance charges	(39)	(144)	(80)	(40)	(70)
Other, net

Increase (decrease) in net assets resulting from contract transactions	(80,699)	27,188	52,472	(35,240)	36,119

Total increase (decrease) in net assets	(78,025)	25,098	55,670	(34,152)	34,152

NET ASSETS:
Beginning of period	78,025	52,927	0	34,152	0

End of period	$0	$78,025	$55,670	$0	$34,152

CHANGES IN UNITS OUTSTANDING:
Units issued	181	1,739	5,408	1	2,060
Units redeemed	(4,780)	(200)	(166)	(2,041)	(20)

Net increase (decrease)	(4,599)	1,539	5,242	(2,040)	2,040

	(1) For the period January 1, 2016 to April 25, 2016. (2) For the period April 25, 2016 to December 31, 2016. (3) For the period May 7, 2015 to December 31, 2015.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2016 AND 2015

	INVESTMENT DIVISIONS

	GREAT-WEST LOOMIS SAYLES BOND FUND		GREAT-WEST LOOMIS SAYLES SMALL CAP VALUE FUND		GREAT-WEST MFS INTERNATIONAL VALUE FUND
	2016	2015	2016	2015	2016	2015

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$16,584	$14,931	$516	$1,250	$22,665	$38,757
Net realized gain (loss) on investments	(15,066)	(53,836)	14,011	23,124	95,332	688,931
Change in net unrealized appreciation (depreciation) on investments	71,389	(9,239)	149,474	(39,760)	96,554	(510,259)

Increase (decrease) in net assets resulting from operations	72,907	(48,144)	164,001	(15,386)	214,551	217,429

CONTRACT TRANSACTIONS:
Purchase payments received	36,904	89,945	7,168	10,831	13,625	37,932
Transfers for contract benefits and terminations	(65,763)	(19,854)	(9,684)	(68,611)	(191,077)	(465,642)
Net transfers	107,330	(1,826,219)	48,803	(24,124)	(1,496,120)	1,513,824
Contract maintenance charges	(544)	(872)	(257)	(223)	(2,174)	(2,552)
Other, net				(6,660)

Increase (decrease) in net assets resulting from contract transactions	77,927	(1,757,000)	46,030	(88,787)	(1,675,746)	1,083,562

Total increase (decrease) in net assets	150,834	(1,805,144)	210,031	(104,173)	(1,461,195)	1,300,991

NET ASSETS:
Beginning of period	638,804	2,443,948	524,637	628,810	5,028,235	3,727,244

End of period	$789,638	$638,804	$734,668	$524,637	$3,567,040	$5,028,235

CHANGES IN UNITS OUTSTANDING:
Units issued	6,524	5,608	5,390	1,165	36,972	492,081
Units redeemed	(4,407)	(55,249)	(3,437)	(3,881)	(189,141)	(390,864)

Net increase (decrease)	2,117	(49,641)	1,953	(2,716)	(152,169)	101,217

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2016 AND 2015

	INVESTMENT DIVISIONS

	GREAT-WEST MODERATE PROFILE I FUND		GREAT-WEST MODERATELY AGGRESSIVE PROFILE I FUND		GREAT-WEST MODERATELY CONSERVATIVE PROFILE I FUND
	2016	2015	2016	2015	2016	2015

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$4,182	$5,732	$1,308	$1,758	$479	$1,725
Net realized gain (loss) on investments	(6,954)	25,757	2,788	(65)	(1,268)	(6,332)
Change in net unrealized appreciation (depreciation) on investments	24,930	(32,845)	1,317	(843)	2,723	7,254

Increase (decrease) in net assets resulting from operations	22,158	(1,356)	5,413	850	1,934	2,647

CONTRACT TRANSACTIONS:
Purchase payments received	52,999	33,245	6,535	5,570	17,995	11,631
Transfers for contract benefits and terminations	(24,309)	(54,524)	(1,451)	(40,575)	(1,795)	(243,476)
Net transfers	(24,996)	6,471	5,877	(5,702)	(9,211)	(30,247)
Contract maintenance charges	(286)	(287)	(68)	(92)	(47)	(91)
Other, net		(656)		(2,392)		(13,950)

Increase (decrease) in net assets resulting from contract transactions	3,408	(15,751)	10,893	(43,191)	6,942	(276,133)

Total increase (decrease) in net assets	25,566	(17,107)	16,306	(42,341)	8,876	(273,486)

NET ASSETS:
Beginning of period	244,998	262,105	49,925	92,266	21,261	294,747

End of period	$270,564	$244,998	$66,231	$49,925	$30,137	$21,261

CHANGES IN UNITS OUTSTANDING:
Units issued	4,865	4,940	735	1,654	1,130	2,640
Units redeemed	(4,630)	(5,618)	(231)	(3,601)	(805)	(15,445)

Net increase (decrease)	235	(678)	504	(1,947)	325	(12,805)

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2016 AND 2015

	INVESTMENT DIVISIONS

	GREAT-WEST MULTI-MANAGER LARGE CAP GROWTH FUND		GREAT-WEST S&P MID CAP 400® INDEX FUND		GREAT-WEST S&P SMALL CAP 600® INDEX FUND
	2016	2015	2016	2015	2016
					(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$251	$261	$2,020	$2,897	$1,148
Net realized gain (loss) on investments	7,695	15,780	11,393	16,746	6,487
Change in net unrealized appreciation (depreciation) on investments	(5,497)	(8,636)	52,318	(44,452)	20,850

Increase (decrease) in net assets resulting from operations	2,449	7,405	65,731	(24,809)	28,485

CONTRACT TRANSACTIONS:
Purchase payments received	28,722	20,856	374	2,000
Transfers for contract benefits and terminations	(6,491)	(5,479)	(3,627)	(1,558)	(989)
Net transfers	(1,936)	23,267	57,889	322,559	101,524
Contract maintenance charges	(82)	(63)	(232)	(111)	(112)
Other, net

Increase (decrease) in net assets resulting from contract transactions	20,213	38,581	54,404	322,890	100,423

Total increase (decrease) in net assets	22,662	45,986	120,135	298,081	128,908

NET ASSETS:
Beginning of period	135,808	89,822	300,083	2,002	0

End of period	$158,470	$135,808	$420,218	$300,083	$128,908

CHANGES IN UNITS OUTSTANDING:
Units issued	1,410	2,165	9,801	23,842	10,017
Units redeemed	(532)	(488)	(5,813)	(158)	(308)

Net increase (decrease)	878	1,677	3,988	23,684	9,709

	(1) For the period March 10, 2016 to December 31, 2016.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2016 AND 2015

	INVESTMENT DIVISIONS

	GREAT-WEST SHORT DURATION BOND FUND			GREAT-WEST SMALL CAP GROWTH FUND			GREAT-WEST T. ROWE PRICE EQUITY INCOME FUND
	2016	2015		2016		2015	2016	2015
				(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$99,815	$69,765	$		$		$10,894	$26,236
Net realized gain (loss) on investments	11,343	11,420		(91,183)		71,127	(46,526)	245,962
Change in net unrealized appreciation (depreciation) on investments	(14,257)	(50,257)		81,858		(73,195)	316,316	(422,486)

Increase (decrease) in net assets resulting from operations	96,901	30,928		(9,325)		(2,068)	280,684	(150,288)

CONTRACT TRANSACTIONS:
Purchase payments received	55,514	261,724					38,086	31,409
Transfers for contract benefits and terminations	(206,483)	(73,488)		(297)		(1,145)	(181,835)	(359,041)
Net transfers	1,189,021	136,806		(90,017)		29,974	(533,812)	(24,641)
Contract maintenance charges	(2,423)	(2,369)		(35)		(134)	(545)	(940)
Other, net								(13,869)

Increase (decrease) in net assets resulting from contract transactions	1,035,629	322,673		(90,349)		28,695	(678,106)	(367,082)

Total increase (decrease) in net assets	1,132,530	353,601		(99,674)		26,627	(397,422)	(517,370)

NET ASSETS:
Beginning of period	6,105,108	5,751,507		99,674		73,047	1,930,781	2,448,151

End of period	$7,237,638	$6,105,108		$0		$99,674	$1,533,359	$1,930,781

CHANGES IN UNITS OUTSTANDING:
Units issued	92,365	30,923		1,214		3,268	6,005	42,645
Units redeemed	(17,517)	(7,036)		(9,962)		(710)	(35,868)	(58,931)

Net increase (decrease)	74,848	23,887		(8,748)		2,558	(29,863)	(16,286)

	(1) For the period January 1, 2016 to March 10, 2016.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2016 AND 2015

	INVESTMENT DIVISIONS

	GREAT-WEST T. ROWE PRICE MID CAP GROWTH FUND		GREAT-WEST TEMPLETON GLOBAL BOND FUND		GREAT-WEST U.S. GOVERNMENT MORTGAGE SECURITIES FUND
	2016	2015	2016	2015	2016	2015

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$1,623	$541	$55,424	$159,620	$71,232	$84,165
Net realized gain (loss) on investments	212,323	368,523	(56,477)	23,010	2,127	4,524
Change in net unrealized appreciation (depreciation) on investments	(48,306)	(184,217)	125,756	(354,861)	(13,864)	(57,558)

Increase (decrease) in net assets resulting from operations	165,640	184,847	124,703	(172,231)	59,495	31,131

CONTRACT TRANSACTIONS:
Purchase payments received	305,379	51,258	86,357	284,908
Transfers for contract benefits and terminations	(416,591)	(199,642)	(210,290)	(79,537)	(57,376)	(148,487)
Net transfers	286,151	(259,356)	78,648	510,985	(216,801)	123,807
Contract maintenance charges	(1,597)	(1,269)	(1,759)	(1,845)	(1,862)	(1,537)
Other, net		(12,203)				(9,382)

Increase (decrease) in net assets resulting from contract transactions	173,342	(421,212)	(47,044)	714,511	(276,039)	(35,599)

Total increase (decrease) in net assets	338,982	(236,365)	77,659	542,280	(216,544)	(4,468)

NET ASSETS:
Beginning of period	2,669,666	2,906,031	4,170,231	3,627,951	4,057,372	4,061,840

End of period	$3,008,648	$2,669,666	$4,247,890	$4,170,231	$3,840,828	$4,057,372

CHANGES IN UNITS OUTSTANDING:
Units issued	25,850	7,908	19,877	70,405	24,995	26,796
Units redeemed	(20,867)	(20,857)	(23,198)	(19,222)	(37,341)	(28,521)

Net increase (decrease)	4,983	(12,949)	(3,321)	51,183	(12,346)	(1,725)

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2016 AND 2015

	INVESTMENT DIVISIONS

	INVESCO V.I. CORE EQUITY FUND			INVESCO V.I. DIVERSIFIED DIVIDEND FUND				INVESCO V.I. GLOBAL HEALTH CARE FUND
	2016	2015		2016		2015		2016		2015

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$1,094	$1,544	$		$		$		$
Net realized gain (loss) on investments	9,159	306,799				1,921		8,958		48,961
Change in net unrealized appreciation (depreciation) on investments	4,106	(298,584)				(1,816)		(21,444)		(27,302)

Increase (decrease) in net assets resulting from operations	14,359	9,759		0		105		(12,486)		21,659

CONTRACT TRANSACTIONS:
Purchase payments received
Transfers for contract benefits and terminations	(6,929)	(10,661)				(152)		(2,016)		(268,843)
Net transfers	12,183	(754,385)				(19,773)		11,621		2,009
Contract maintenance charges	(184)	(386)				(8)		(164)		(294)
Other, net

Increase (decrease) in net assets resulting from contract transactions	5,070	(765,432)		0		(19,933)		9,441		(267,128)

Total increase (decrease) in net assets	19,429	(755,673)		0		(19,828)		(3,045)		(245,469)

NET ASSETS:
Beginning of period	127,686	883,359		4		19,832		115,154		360,623

End of period	$147,115	$127,686		$4		$4		$112,109		$115,154

CHANGES IN UNITS OUTSTANDING:
Units issued	812	2,183				441		1,379		2,203
Units redeemed	(509)	(39,501)				(2,271)		(993)		(10,852)

Net increase (decrease)	303	(37,318)		0		(1,830)		386		(8,649)

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2016 AND 2015

	INVESTMENT DIVISIONS

	INVESCO V.I. GLOBAL REAL ESTATE FUND		INVESCO V.I. INTERNATIONAL GROWTH FUND		INVESCO V.I. MID CAP CORE EQUITY FUND
	2016	2015	2016	2015	2016	2015

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$22,907	$50,374	$40,699	$43,406	$291	$948
Net realized gain (loss) on investments	31,409	11,985	31,119	47,620	(2,481)	38,565
Change in net unrealized appreciation (depreciation) on investments	(23,473)	(84,321)	(87,176)	(179,548)	49,532	(54,044)

Increase (decrease) in net assets resulting from operations	30,843	(21,962)	(15,358)	(88,522)	47,342	(14,531)

CONTRACT TRANSACTIONS:
Purchase payments received	28,426	21,819	61,284	64,576		261
Transfers for contract benefits and terminations	(22,465)	(49,688)	(247,969)	(180,470)	(16,050)	(112,934)
Net transfers	55,103	212,966	109,684	632,416	57,694	104,800
Contract maintenance charges	(464)	(429)	(1,179)	(1,140)	(124)	(72)
Other, net		(2,519)		(9,675)

Increase (decrease) in net assets resulting from contract transactions	60,600	182,149	(78,180)	505,707	41,520	(7,945)

Total increase (decrease) in net assets	91,443	160,187	(93,538)	417,185	88,862	(22,476)

NET ASSETS:
Beginning of period	1,402,206	1,242,019	2,872,869	2,455,684	323,473	345,949

End of period	$1,493,649	$1,402,206	$2,779,331	$2,872,869	$412,335	$323,473

CHANGES IN UNITS OUTSTANDING:
Units issued	3,638	9,293	27,707	56,632	9,086	7,535
Units redeemed	(1,832)	(4,060)	(33,235)	(24,207)	(7,033)	(7,973)

Net increase (decrease)	1,806	5,233	(5,528)	32,425	2,053	(438)

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2016 AND 2015

	INVESTMENT DIVISIONS

		INVESCO V.I. TECHNOLOGY FUND			JANUS ASPEN BALANCED PORTFOLIO		JANUS ASPEN FLEXIBLE BOND PORTFOLIO
		2016		2015	2016	2015	2016	2015

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$		$		$25,161	$15,102	$101,034	$110,701
Net realized gain (loss) on investments		(330)		55,959	(18,524)	90,754	(11,020)	(12,591)
Change in net unrealized appreciation (depreciation) on investments		288		1,714	35,273	(109,210)	106,465	(75,570)

Increase (decrease) in net assets resulting from operations		(42)		57,673	41,910	(3,354)	196,479	22,540

CONTRACT TRANSACTIONS:
Purchase payments received					309,254	63,632	663	73,368
Transfers for contract benefits and terminations		(3,084)		(5,175)	(47,549)	(378,899)	(50,213)	(2,715,460)
Net transfers		4,160		(366,762)	(28,976)	52,398	(2,881,416)	1,520,568
Contract maintenance charges		(246)		(348)	(1,149)	(829)	(1,475)	(1,351)
Other, net								(5,031)

Increase (decrease) in net assets resulting from contract transactions		830		(372,285)	231,580	(263,698)	(2,932,441)	(1,127,906)

Total increase (decrease) in net assets		788		(314,612)	273,490	(267,052)	(2,735,962)	(1,105,366)

NET ASSETS:
Beginning of period		170,647		485,259	909,562	1,176,614	4,724,902	5,830,268

End of period		$171,435		$170,647	$1,183,052	$909,562	$1,988,940	$4,724,902

CHANGES IN UNITS OUTSTANDING:
Units issued		2,868		117,752	34,772	62,851	14,272	136,452
Units redeemed		(2,754)		(136,609)	(25,842)	(73,915)	(125,369)	(181,085)

Net increase (decrease)		114		(18,857)	8,930	(11,064)	(111,097)	(44,633)

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2016 AND 2015

	INVESTMENT DIVISIONS

		JANUS ASPEN FORTY PORTFOLIO		JANUS ASPEN GLOBAL RESEARCH PORTFOLIO		JANUS ASPEN GLOBAL TECHNOLOGY PORTFOLIO
		2016	2015	2016	2015	2016	2015

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$		$8,732	$6,495	$3,415	$156	$592
Net realized gain (loss) on investments		77,565	88,944	(4,025)	150,433	3,206	11,687
Change in net unrealized appreciation (depreciation) on investments		(51,400)	(660)	14,921	(122,009)	6,665	(9,259)

Increase (decrease) in net assets resulting from operations		26,165	97,016	17,391	31,839	10,027	3,020

CONTRACT TRANSACTIONS:
Purchase payments received		93,974	65,123			250
Transfers for contract benefits and terminations		(40,177)	(28,313)	(8,746)	(10,347)	(1,837)	(7,871)
Net transfers		1,297,471	921,423	56,324	(296,471)	32,210	7,705
Contract maintenance charges		(1,649)	(1,177)	(391)	(497)	(18)	(15)
Other, net

Increase (decrease) in net assets resulting from contract transactions		1,349,619	957,056	47,187	(307,315)	30,605	(181)

Total increase (decrease) in net assets		1,375,784	1,054,072	64,578	(275,476)	40,632	2,839

NET ASSETS:
Beginning of period		1,855,135	801,063	550,115	825,591	73,350	70,511

End of period		$3,230,919	$1,855,135	$614,693	$550,115	$113,982	$73,350

CHANGES IN UNITS OUTSTANDING:
Units issued		68,670	48,288	10,414	189,627	1,131	379
Units redeemed		(29,700)	(19,765)	(5,544)	(213,595)	(77)	(403)

Net increase (decrease)		38,970	28,523	4,870	(23,968)	1,054	(24)

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2016 AND 2015

	INVESTMENT DIVISIONS
	JANUS ASPEN OVERSEAS PORTFOLIO			JPMORGAN INSURANCE TRUST INTREPID MID CAP PORTFOLIO		LORD ABBETT SERIES DEVELOPING GROWTH PORTFOLIO	MFS VIT VALUE SERIES
	2016	2015		2016		2016	2016
				(1)		(2)	(3)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$2,585	$735	$		$		$3,390
Net realized gain (loss) on investments	(5,055)	(30,969)				(3)	13,114
Change in net unrealized appreciation (depreciation) on investments	(3,187)	23,728		(19)		(341)	(5,249)

Increase (decrease) in net assets resulting from operations	(5,657)	(6,506)		(19)		(344)	11,255

CONTRACT TRANSACTIONS:
Purchase payments received		6,538
Transfers for contract benefits and terminations	(3,371)	(84,102)				(23)	(1,026)
Net transfers	(11,342)	(27,112)		1,912		20,888	160,068
Contract maintenance charges	(11)	(41)				(2)	(103)
Other, net

Increase (decrease) in net assets resulting from contract transactions	(14,724)	(104,717)		1,912		20,863	158,939

Total increase (decrease) in net assets	(20,381)	(111,223)		1,893		20,519	170,194

NET ASSETS:
Beginning of period	76,430	187,653		0		0	0

End of period	$56,049	$76,430		$1,893		$20,519	$170,194

CHANGES IN UNITS OUTSTANDING:
Units issued	121	2,366		185		2,413	15,449
Units redeemed	(818)	(6,379)				(11)	(125)

Net increase (decrease)	(697)	(4,013)		185		2,402	15,324

	(1) For the period December 23, 2016 to December 31, 2016. (2) For the period September 7, 2016 to December 31, 2016. (3) For the period March 8, 2016 to December 31, 2016.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2016 AND 2015

	INVESTMENT DIVISIONS

	NEUBERGER BERMAN AMT GUARDIAN PORTFOLIO		NEUBERGER BERMAN AMT LARGE CAP VALUE PORTFOLIO			NEUBERGER BERMAN AMT MID CAP GROWTH PORTFOLIO CLASS I
	2016	2015	2016	2015		2016		2015

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$789	$1,161	$107	$155	$		$
Net realized gain (loss) on investments	23,049	40,607	2,142	2,879		7,428		20,669
Change in net unrealized appreciation (depreciation) on investments	(11,819)	(48,684)	1,327	(5,638)		2,420		(16,202)

Increase (decrease) in net assets resulting from operations	12,019	(6,916)	3,576	(2,604)		9,848		4,467

CONTRACT TRANSACTIONS:
Purchase payments received
Transfers for contract benefits and terminations	(1,751)	(1,800)	(6,118)	(6,374)		(2,936)		(3,004)
Net transfers	(13,877)	33,259				(13,280)		32,885
Contract maintenance charges	(181)	(194)	(31)	(34)		(321)		(351)
Other, net

Increase (decrease) in net assets resulting from contract transactions	(15,809)	31,265	(6,149)	(6,408)		(16,537)		29,530

Total increase (decrease) in net assets	(3,790)	24,349	(2,573)	(9,012)		(6,689)		33,997

NET ASSETS:
Beginning of period	152,835	128,486	16,989	26,001		244,176		210,179

End of period	$149,045	$152,835	$14,416	$16,989		$237,487		$244,176

CHANGES IN UNITS OUTSTANDING:
Units issued	40	1,512	2	2		95		1,974
Units redeemed	(741)	(146)	(293)	(307)		(1,001)		(274)

Net increase (decrease)	(701)	1,366	(291)	(305)		(906)		1,700

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2016 AND 2015

	INVESTMENT DIVISIONS

		NEUBERGER BERMAN AMT MID CAP GROWTH PORTFOLIO CLASS S			NEUBERGER BERMAN AMT MID CAP INTRINSIC VALUE PORTFOLIO			NEUBERGER BERMAN AMT SMALL CAP GROWTH PORTFOLIO
		2016		2015	2016	2015		2015
		(1)		(2)				(3)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$		$		$4,431	$5,861	$
Net realized gain (loss) on investments		1,830		(270)	78,008	79,553		4,157
Change in net unrealized appreciation (depreciation) on investments		500		(500)	16,611	(144,860)		(4,977)

Increase (decrease) in net assets resulting from operations		2,330		(770)	99,050	(59,446)		(820)

CONTRACT TRANSACTIONS:
Purchase payments received					30,207	22,639		2,201
Transfers for contract benefits and terminations		(249)		(25,753)	(11,766)	(33,829)		(948)
Net transfers		(15,878)		40,348	(93,334)	(74,174)		(30,734)
Contract maintenance charges		(26)		(2)	(200)	(318)		(23)
Other, net						(3,171)

Increase (decrease) in net assets resulting from contract transactions		(16,153)		14,593	(75,093)	(88,853)		(29,504)

Total increase (decrease) in net assets		(13,823)		13,823	23,957	(148,299)		(30,324)

NET ASSETS:
Beginning of period		13,823		0	688,215	836,514		30,324

End of period		$0		$13,823	$712,172	$688,215		$0

CHANGES IN UNITS OUTSTANDING:
Units issued		1,903		4,112	1,882	4,311		994
Units redeemed		(3,341)		(2,674)	(5,787)	(8,393)		(2,748)

Net increase (decrease)		(1,438)		1,438	(3,905)	(4,082)		(1,754)

	(1) For the period January 1, 2016 to August 30, 2016. (2) For the period November 6, 2015 to December 31, 2015. (3) For the period January 1, 2015 to November 6, 2015.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2016 AND 2015

	INVESTMENT DIVISIONS

		NEUBERGER BERMAN AMT SOCIALLY RESPONSIVE PORTFOLIO			OPPENHEIMER MAIN STREET SMALL CAP FUND/VA			PIMCO VIT HIGH YIELD PORTFOLIO
		2016		2015	2016		2015	2016	2015
		(1)		(2)			(3)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$		$		$15	$		$25,197	$23,281
Net realized gain (loss) on investments		24		3,361	301			(6,061)	3,590
Change in net unrealized appreciation (depreciation) on investments		332		(3,871)	21,812			37,689	(35,072)

Increase (decrease) in net assets resulting from operations		356		(510)	22,128		0	56,825	(8,201)

CONTRACT TRANSACTIONS:
Purchase payments received					243,912			7,650	11,212
Transfers for contract benefits and terminations		(8)		(162)	(14,525)			(47,214)	(82,926)
Net transfers		6,929		(12,070)			1,872	(9,426)	123,894
Contract maintenance charges		(1)		(13)	(283)			(374)	(301)
Other, net									31

Increase (decrease) in net assets resulting from contract transactions		6,920		(12,245)	229,104		1,872	(49,364)	51,910

Total increase (decrease) in net assets		7,276		(12,755)	251,232		1,872	7,461	43,709

NET ASSETS:
Beginning of period		0		12,755	1,872		0	475,869	432,160

End of period		$7,276		$0	$253,104		$1,872	$483,330	$475,869

CHANGES IN UNITS OUTSTANDING:
Units issued		283		2,592	24,214		200	1,089	9,509
Units redeemed		(24)		(3,088)	(1,490)			(3,381)	(6,978)

Net increase (decrease)		259		(496)	22,724		200	(2,292)	2,531

	(1) For the period November 8, 2016 to December 31, 2016. (2) For the period January 1, 2015 to July 28, 2015. (3) For the period December 23, 2015 to December 31, 2015.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2016 AND 2015

	INVESTMENT DIVISIONS

	PIMCO VIT LOW DURATION PORTFOLIO		PIMCO VIT REAL RETURN PORTFOLIO		PIMCO VIT TOTAL RETURN PORTFOLIO
	2016	2015	2016	2015	2016	2015

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$46,081	$85,694	$23,674	$46,982	$120,343	$331,243
Net realized gain (loss) on investments	(5,609)	(7,130)	(49,457)	(24,832)	(199,974)	67,097
Change in net unrealized appreciation (depreciation) on investments	(1,055)	(68,779)	86,989	(50,362)	324,054	(328,776)

Increase (decrease) in net assets resulting from operations	39,417	9,785	61,206	(28,212)	244,423	69,564

CONTRACT TRANSACTIONS:
Purchase payments received	537	625	9,263	10,241	20,375	17,748
Transfers for contract benefits and terminations	(60,113)	(213,267)	(91,980)	(101,863)	(369,272)	(207,210)
Net transfers	2,483,662	(129,981)	(473,404)	359,450	(2,865,843)	(1,822,896)
Contract maintenance charges	(1,340)	(1,446)	(591)	(550)	(1,026)	(1,434)
Other, net				(3,913)

Increase (decrease) in net assets resulting from contract transactions	2,422,746	(344,069)	(556,712)	263,365	(3,215,766)	(2,013,792)

Total increase (decrease) in net assets	2,462,163	(334,284)	(495,506)	235,153	(2,971,343)	(1,944,228)

NET ASSETS:
Beginning of period	2,400,289	2,734,573	1,114,746	879,593	6,427,564	8,371,792

End of period	$4,862,452	$2,400,289	$619,240	$1,114,746	$3,456,221	$6,427,564

CHANGES IN UNITS OUTSTANDING:
Units issued	170,898	2,603	6,056	30,534	11,356	67,309
Units redeemed	(8,148)	(25,904)	(38,562)	(14,534)	(179,210)	(175,968)

Net increase (decrease)	162,750	(23,301)	(32,506)	16,000	(167,854)	(108,659)

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2016 AND 2015

	INVESTMENT DIVISIONS

	PIONEER REAL ESTATE SHARES VCT PORTFOLIO	PUTNAM VT EQUITY INCOME FUND		PUTNAM VT HIGH YIELD FUND
	2016	2016	2015	2016	2015
	(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$26	$5,955	$4,620	$35,369	$6,821
Net realized gain (loss) on investments		19,760	10,316	(10,605)	(409)
Change in net unrealized appreciation (depreciation) on investments	25	16,335	(23,511)	58,495	(48,899)

Increase (decrease) in net assets resulting from operations	51	42,050	(8,575)	83,259	(42,487)

CONTRACT TRANSACTIONS:
Purchase payments received		57,265	52,177	48,015	32,299
Transfers for contract benefits and terminations		(8,097)	(7,299)	(83,920)	(5,179)
Net transfers	2,419	(33,537)	4,678	56,676	441,994
Contract maintenance charges		(299)	(307)	(367)	(218)
Other, net

Increase (decrease) in net assets resulting from contract transactions	2,419	15,332	49,249	20,404	468,896

Total increase (decrease) in net assets	2,470	57,382	40,674	103,663	426,409

NET ASSETS:
Beginning of period	0	275,799	235,125	519,519	93,110

End of period	$2,470	$333,181	$275,799	$623,182	$519,519

CHANGES IN UNITS OUTSTANDING:
Units issued	238	3,206	2,943	5,952	23,364
Units redeemed		(2,578)	(1,156)	(4,928)	(470)

Net increase (decrease)	238	628	1,787	1,024	22,894

	(1) For the period December 23, 2016 to December 31, 2016.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2016 AND 2015

	INVESTMENT DIVISIONS

		PUTNAM VT INTERNATIONAL GROWTH FUND			PUTNAM VT MULTI-CAP VALUE FUND			ROYCE CAPITAL FUND - MICRO-CAP PORTFOLIO
		2016		2015	2016		2015	2016		2015
		(1)		(2)			(3)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$		$		$330	$		$123	$
Net realized gain (loss) on investments		1		(140)	3,991		(12)	(9,319)		(2,092)
Change in net unrealized appreciation (depreciation) on investments		69		94	2,083		(1,718)	13,909		(7,721)

Increase (decrease) in net assets resulting from operations		70		(46)	6,404		(1,730)	4,713		(9,813)

CONTRACT TRANSACTIONS:
Purchase payments received		1			34,524		23,980
Transfers for contract benefits and terminations				(2,244)	(1,823)		(908)	(2,856)		(4,326)
Net transfers		6,733		628			12,684	(24,310)		(116,929)
Contract maintenance charges				(1)	(66)		(36)	(26)		(48)
Other, net

Increase (decrease) in net assets resulting from contract transactions		6,734		(1,617)	32,635		35,720	(27,192)		(121,303)

Total increase (decrease) in net assets		6,804		(1,663)	39,039		33,990	(22,479)		(131,116)

NET ASSETS:
Beginning of period		0		1,663	33,990		0	48,192		179,308

End of period		$6,804		$0	$73,029		$33,990	$25,713		$48,192

CHANGES IN UNITS OUTSTANDING:
Units issued		386		60	1,142		1,232	248		799
Units redeemed		(6)		(148)	(67)		(33)	(2,512)		(10,015)

Net increase (decrease)		380		(88)	1,075		1,199	(2,264)		(9,216)

	(1) For the period December 6, 2016 to December 31, 2016. (2) For the period January 1, 2015 to September 2, 2015. (3) For the period May 5, 2015 to December 31, 2015.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2016 AND 2015

	INVESTMENT DIVISIONS
	ROYCE CAPITAL FUND - SMALL-CAP PORTFOLIO			T. ROWE PRICE BLUE CHIP GROWTH PORTFOLIO	VAN ECK VIP EMERGING MARKETS FUND
	2016	2015		2016	2016	2015
				(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$16,909	$3,830	$		$189	$228
Net realized gain (loss) on investments	176,240	225,343		44	(930)	2,301
Change in net unrealized appreciation (depreciation) on investments	(1,121)	(354,543)		196	1,418	(9,702)

Increase (decrease) in net assets resulting from operations	192,028	(125,370)		240	677	(7,173)

CONTRACT TRANSACTIONS:
Purchase payments received	11,750	26,411			6,124	6,312
Transfers for contract benefits and terminations	(26,681)	(15,338)		(197)	(1,324)	(1,325)
Net transfers	595	8,144		66,554	(9,475)	2,081
Contract maintenance charges	(292)	(358)		(13)	(17)	(20)
Other, net

Increase (decrease) in net assets resulting from contract transactions	(14,628)	18,859		66,344	(4,692)	7,048

Total increase (decrease) in net assets	177,400	(106,511)		66,584	(4,015)	(125)

NET ASSETS:
Beginning of period	946,349	1,052,860		0	41,360	41,485

End of period	$1,123,749	$946,349		$66,584	$37,345	$41,360

CHANGES IN UNITS OUTSTANDING:
Units issued	1,583	2,869		10,806	177	198
Units redeemed	(2,480)	(1,621)		(4,441)	(293)	(36)

Net increase (decrease)	(897)	1,248		6,365	(116)	162

	(1) For the period September 14, 2016 to December 31, 2016.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2016 AND 2015

	INVESTMENT DIVISIONS

	VAN ECK VIP GLOBAL HARD ASSETS FUND
	2016	2015

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$3,231	$179
Net realized gain (loss) on investments	(116,145)	(29,334)
Change in net unrealized appreciation (depreciation) on investments	385,479	(232,643)

Increase (decrease) in net assets resulting from operations	272,565	(261,798)

CONTRACT TRANSACTIONS:
Purchase payments received	262	16
Transfers for contract benefits and terminations	(10,238)	(64,443)
Net transfers	(229,374)	424,014
Contract maintenance charges	(237)	(192)
Other, net		(2,409)

Increase (decrease) in net assets resulting from contract transactions	(239,587)	356,986

Total increase (decrease) in net assets	32,978	95,188

NET ASSETS:
Beginning of period	718,560	623,372

End of period	$751,538	$718,560

CHANGES IN UNITS OUTSTANDING:
Units issued	600	10,003
Units redeemed	(5,536)	(2,340)

Net increase (decrease)	(4,936)	7,663

The accompanying notes are an integral part of these financial statements.	(Concluded)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2016

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The COLI VUL-2 Series Account (the Series Account), a variable life separate account of Great-West Life & Annuity Insurance Company (the Company), is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with regulations of the Colorado Division of Insurance. It is a funding vehicle for variable life insurance policies. The Series Account consists of numerous investment divisions (Investment Divisions), each being treated as an individual accounting entity for financial reporting purposes, and each investing all of its investible assets in the named underlying mutual fund.

The balance in the Neuberger Berman AMT Mid Cap Growth Portfolio Class S was the result of a November 6, 2015 fund merger whereby the Neuberger Berman AMT Small Cap Growth Portfolio Class S merged into Neuberger Berman AMT Mid Cap Growth Portfolio Class S. The surviving fund had not been included in the 2015 prospectus filing. A sticker filing describing the name change of the sub-account was filed with the SEC on February 12, 2016 and a letter was sent to the contract owner describing the sub-account change. The contract owner sold the shares in the Neuberger Berman AMT Mid Cap Growth Portfolio Class S on August 30, 2016 and the investment option was closed.

Under applicable insurance law, the assets and liabilities of each of the Investment Divisions of the Series Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Series Account’s assets applicable to the reserves and other contract liabilities with respect to the Series Account is not chargeable with liabilities arising out of any other business the Company may conduct.

The preparation of financial statements and financial highlights of each of the Investment Divisions in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and financial highlights and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Series Account is an investment company and, therefore, applies specialized accounting guidance in accordance with the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” (ASC Topic 946). The following is a summary of the significant accounting policies of the Series Account.

Security Valuation

Mutual fund investments held by the Investment Divisions are valued at the reported net asset values of such underlying mutual funds, which value their investment securities at fair value.

The Series Account classifies its valuations into three levels based upon the observability of inputs to the valuation of the Series Account’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:

Level 1 – Unadjusted quoted prices for identical securities in active markets.

Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.

Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the reporting entity’s own assumptions and would be based on the best information available under the circumstances.

As of December 31, 2016, the only investments of each of the Investment Divisions of the Series Account were in underlying mutual funds that are actively traded, therefore 100% of the investments are valued using Level 1 inputs. The Series Account recognizes transfers between the levels as of the beginning of the quarter in which the transfer occurred. There were no transfers between Levels 1 and 2 during the year.

Fund of Funds Structure Risk

Since the Series Account invests directly in underlying funds, all risks associated with the eligible underlying funds apply to the Series Account. To the extent the Series Account invests more of its assets in one underlying fund than another, the Series Account will have greater exposure to the risks of the underlying fund.

Security Transactions and Investment Income

Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and the amounts distributed to the Investment Division for its share of dividends are reinvested in additional full and fractional shares of the related mutual funds.

Federal Income Taxes

The operations of each of the Investment Divisions of the Series Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). The Company is included in the consolidated federal tax return of Great-West Lifeco U.S. Inc. Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of each of the Investment Divisions of the Series Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Series Account for federal income taxes. The Company will periodically review the status of the federal income tax policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Purchase Payments Received

Purchase payments received from contract owners by the Company are credited as accumulation units, and are reported as Contract Transactions on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Net Transfers

Net transfers include transfers between Investment Divisions of the Series Account as well as transfers between other investment options of the Company, not included in the Series Account.

Other, net

The amounts reported as Other, net on the Statement of Changes in Net Assets of the applicable Investment Divisions consist of loans from participant accounts and loan repayments to participant accounts.

Application of Recent Accounting Pronouncements

In May 2015, the FASB issued ASU No. 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) (“ASU No. 2015-07”). The update required assets using net asset value (“NAV”) as a practical expedient to be excluded from the fair value hierarchy table.

The update is effective for interim and annual periods beginning after December 15, 2016. The Series Account adopted ASU No. 2015-07 for its fiscal year beginning January 1, 2016. The adoption of this ASU did not have a material effect on the Series Account’s financial position or results of operations.

2.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2016 were as follows:

Investment Division		Purchases		Sales
Alger Small Cap Growth Portfolio	$	92,860	$	58,258
American Century Investments VP Capital Appreciation Fund		22,385		16,100
American Century Investments VP Income & Growth Fund		457		7,063
American Century Investments VP Inflation Protection Fund		438,357		687
American Century Investments VP International Fund		8,158		2,921
American Century Investments VP Value Fund		440,186		119,289
American Funds IS Global Small Capitalization Fund		15,911		42,687
American Funds IS Growth Fund		538,613		608,199
American Funds IS International Fund		229,009		33,943
American Funds IS New World Fund		109,418		38,728
Columbia Variable Portfolio - Small Cap Value Fund		73,459		172,476
Davis Financial Portfolio		1,103		2,930
Davis Value Portfolio		74,472		70,622
Delaware VIP Small Cap Value Series		7,794		145
Deutsche Core Equity VIP		11,653		373
Deutsche Global Small Cap Growth VIP		70,012		10,463
Deutsche High Income VIP		21,560		671
Deutsche Large Cap Value VIP		167,928		39,145
Deutsche Small Cap Index VIP		444,256		343,322
Deutsche Small Mid Cap Value VIP		319,356		507,631
Dreyfus Stock Index Fund, Inc.		2,400,065		2,177,052
Dreyfus VIF International Equity Portfolio		10,343		21,277
Federated High Income Bond Fund II		1,663		437
Federated Kaufmann Fund II		27,908		1,895
Fidelity VIP Contrafund Portfolio		389,053		301,866
Fidelity VIP Growth Portfolio		228,541		80,483
Fidelity VIP Investment Grade Bond Portfolio		229,017		95,873
Fidelity VIP Mid Cap Portfolio		202,770		188,287
Goldman Sachs VIT Mid Cap Value Fund		10,397		57
Great-West Aggressive Profile I Fund		329,454		102,682
Great-West Ariel Mid Cap Value Fund		23,951		132,766
Great-West Bond Index Fund		244,640		104,693
Great-West Conservative Profile I Fund		209,131		161,995
Great-West Federated Bond Fund		2,427,148		8,141
Great-West Goldman Sachs Mid Cap Value Fund		720		-
Great-West Government Money Market Fund		7,640,115		5,243,651
Great-West International Index Fund		11,700		23,411
Great-West Lifetime 2015 Fund		234,128		9,233
Great-West Lifetime 2015 Fund II		26,503		167,535
Great-West Lifetime 2025 Fund		903,618		9,594
Great-West Lifetime 2025 Fund II		123,299		551,717

Investment Division		Purchases		Sales
Great-West Lifetime 2030 Fund	$	94,477	$	-
Great-West Lifetime 2035 Fund		249,129		3,147
Great-West Lifetime 2035 Fund II		34,470		147,211
Great-West Lifetime 2040 Fund		87,520		2,132
Great-West Lifetime 2045 Fund		136,992		3,321
Great-West Lifetime 2045 Fund II		5,895		83,204
Great-West Lifetime 2055 Fund		54,547		452
Great-West Lifetime 2055 Fund II		1,423		35,240
Great-West Loomis Sayles Bond Fund		248,442		149,409
Great-West Loomis Sayles Small Cap Value Fund		186,270		120,201
Great-West MFS International Value Fund		470,950		2,055,225
Great-West Moderate Profile I Fund		117,691		99,367
Great-West Moderately Aggressive Profile I Fund		20,163		4,392
Great-West Moderately Conservative Profile I Fund		23,892		15,939
Great-West Multi-Manager Large Cap Growth Fund		38,068		9,867
Great-West S&P Mid Cap 400® Index Fund		151,964		80,500
Great-West S&P Small Cap 600® Index Fund		111,085		3,432
Great-West Short Duration Bond Fund		1,357,811		221,249
Great-West Small Cap Growth Fund		13,295		103,644
Great-West T. Rowe Price Equity Income Fund		186,825		801,375
Great-West T. Rowe Price Mid Cap Growth Fund		940,850		653,504
Great-West Templeton Global Bond Fund		285,182		276,802
Great-West U. S. Government Mortgage Securities Fund		613,148		805,709
Invesco V.I. Core Equity Fund		25,188		9,220
Invesco V.I. Global Health Care Fund		53,118		26,873
Invesco V.I. Global Real Estate Fund		163,867		53,561
Invesco V.I. International Growth Fund		417,161		454,642
Invesco V.I. Mid Cap Core Equity Fund		200,712		134,118
Invesco V.I. Technology Fund		56,261		48,101
Janus Aspen Balanced Portfolio		886,394		613,509
Janus Aspen Flexible Bond Portfolio		458,292		3,289,699
Janus Aspen Forty Portfolio		2,471,346		956,436
Janus Aspen Global Research Portfolio		109,297		55,615
Janus Aspen Global Technology Portfolio		35,257		1,698
Janus Aspen Overseas Portfolio		6,741		17,165
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio		1,912		-
Lord Abbett Series Developing Growth Portfolio		20,959		96
MFS VIT Value Series		176,555		1,130
Neuberger Berman AMT Guardian Portfolio		28,515		16,363
Neuberger Berman AMT Large Cap Value Portfolio		1,286		6,150
Neuberger Berman AMT Mid Cap Growth Portfolio Class I		11,954		17,629
Neuberger Berman AMT Mid Cap Growth Portfolio Class S		16,746		32,899
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio		88,809		109,094
Neuberger Berman AMT Socially Responsive Portfolio		7,598		678
Oppenheimer Main Street Small Cap Fund/VA		243,801		14,569
PIMCO VIT High Yield Portfolio		46,471		70,638
PIMCO VIT Low Duration Portfolio		2,580,142		111,315
PIMCO VIT Real Return Portfolio		122,451		655,490
PIMCO VIT Total Return Portfolio		329,897		3,425,320
Pioneer Real Estate Shares VCT Portfolio		2,445		-
Putnam VT Equity Income Fund		86,190		59,949
Putnam VT High Yield Fund		155,486		99,713

Investment Division		Purchases		Sales
Putnam VT International Growth Fund	$	6,840	$	106
Putnam VT Multi-Cap Value Fund		37,922		834
Royce Capital Fund - Micro-Cap Portfolio		2,986		30,055
Royce Capital Fund - Small-Cap Portfolio		224,978		37,580
T. Rowe Price Blue Chip Growth Portfolio		111,714		45,370
Van Eck VIP Emerging Markets Fund		6,131		10,429
Van Eck VIP Global Hard Assets Fund		32,749		269,105

3.	EXPENSES AND RELATED PARTY TRANSACTIONS

Cost of Insurance

The Company deducts from each participant’s account an amount to pay for the insurance provided on each life. This charge varies based on individual characteristics of the policy holder and is recorded as Transfers for contract benefits and terminations on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Charges Incurred for Partial Surrenders

The Company deducts from each participant’s account a maximum administrative fee of $25 for all partial withdrawals after the first made during the same policy year. This charge is recorded as Transfers for contract benefits and terminations on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Charges Incurred for Change of Death Benefit Option Fee

The Company deducts from each participant’s account a maximum fee of $100 for each change of death benefit option. This charge is recorded as Transfers for contract benefits and terminations on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Transfer Fees

The Company deducts from each participant’s account a fee of $10 for each transfer between Investment Divisions in excess of 12 transfers in any calendar year. This charge is recorded as Transfers for contract benefits and terminations on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Service Charge

The Company deducts from each participant’s account an amount equal to a maximum of $10 per month. This charge compensates the Company for certain administrative costs and is recorded as Contract maintenance charges on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Deductions for Assumption of Mortality and Expense Risks

The Company deducts an amount, computed and accrued daily, from each participant’s account equal to an annual rate that will not exceed 0.90% annually. Currently, the charge is 0.28% for Policy Years 1 through 20 and 0.10% thereafter. These charges compensate the Company for its assumption of certain mortality, death benefit and expense risks. These charges are recorded as Transfers for contract benefits and terminations on the Statement of Changes in Net Assets of the applicable Investment Divisions.

If the above charges prove insufficient to cover actual costs and assumed risks, the loss will be borne by the Company; conversely, if the amounts deducted prove more than sufficient, the excess will be a profit to the Company.

Expense Charges Applied to Premium

The Company deducts a maximum charge of 10% from each premium payment received. A maximum of 6.5% of this charge will be deducted as sales load to compensate the Company in part for sales and promotional expenses in connection with selling the policies. A maximum of 3.5% of this charge will be used to cover premium taxes and certain federal income tax obligations resulting from the receipt of premiums. This charge is netted with Purchase payments received on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Supplemental Benefit Charges

The Company deducts from each participant’s account an amount to pay for certain riders selected by the policy holder. This charge varies based on individual characteristics of the policy holder when the rider is added to the policy and is recorded as Transfers for contract benefits and terminations on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Related Party Transactions

Great-West Funds, Inc., funds of which are underlying certain Investment Divisions, is a registered investment company affiliated with the Company. Great-West Capital Management, LLC (GWCM), a wholly owned subsidiary of the Company, serves as investment adviser to Great-West Funds, Inc. Fees are assessed against the average daily net assets of the portfolios of Great-West Funds, Inc. to compensate GWCM for investment advisory services.

4.	FINANCIAL HIGHLIGHTS

For each Investment Division, the accumulation units outstanding, net assets, investment income ratio, the range of lowest to highest expense ratio (excluding expenses of the underlying funds), total return and accumulation unit fair values for each year or period ended December 31 are included on the following pages. As the unit fair value for the Investment Divisions of the Series Account are presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some unit values shown on the Statement of Assets and Liabilities which are calculated on an aggregated basis, may not be within the ranges presented.

The Expense Ratios represent the annualized contract expenses of the respective Investment Divisions of the Series Account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

The Total Return amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These returns do not include any expenses assessed through the redemption of units. Investment Divisions with a date notation indicate the effective date that the investment option was available in the Series Account. The total returns are calculated for each period indicated or from the effective date through the end of the reporting period and are not annualized for periods less than one year. As the total returns for the Investment Divisions of the Series Account are presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

The Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying mutual fund divided by average net assets during the period. It is not annualized for periods less than one year. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying fund in which the Investment Division invests.

Effective October 2012, all bands have been merged into one band for reporting purposes. The Series Account was moved to a new recordkeeping system which allows mortality and expense risk charges to be tracked at the plan level. As a result, it is no longer necessary to use multiple expense bands to capture the range of mortality and expense risks being charged to the Series Account.

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31							For the year or period ended December 31
	Units						Net Assets	Investment	Expense Ratio
INVESTMENT DIVISIONS	(000s)		Unit Fair Value				(000s)	Income Ratio	lowest to highest			Total Return
			(a)		(b)							(a)			(b)
ALGER SMALL CAP GROWTH PORTFOLIO (Effective date 05/12/2009)
2016	3		$126.82	to	$126.82	$	339	0.00%	0.00%	to	0.00%	6.24%		to	6.24%
2015	3		$119.36	to	$119.36	$	327	0.00%	0.00%	to	0.00%	(3.32	) %	to	(3.32	) %
2014	3		$123.46	to	$123.46	$	404	0.00%	0.00%	to	0.00%	0.43%		to	0.43%
2013	4		$122.93	to	$122.93	$	446	0.00%	0.00%	to	0.00%	34.23%		to	34.23%
2012	1		$91.58	to	$91.58	$	135	0.00%	0.00%	to	0.25%	12.09%		to	12.09%
AMERICAN CENTURY INVESTMENTS VP CAPITAL APPRECIATION FUND (Effective date 04/24/2014)
2016	10		$11.47	to	$11.47	$	119	0.00%	0.00%	to	0.00%	3.23%		to	3.23%
2015	11		$11.11	to	$11.11	$	120	0.00%	0.00%	to	0.00%	1.93%		to	1.93%
2014	10		$10.90	to	$10.90	$	114	0.00%	0.00%	to	0.00%	9.00%		to	9.00%
AMERICAN CENTURY INVESTMENTS VP INCOME & GROWTH FUND
2016	0	*	$20.20	to	$20.20	$	7	2.33%	0.00%	to	0.00%	13.49%		to	13.49%
2015	1		$17.77	to	$17.77	$	13	2.01%	0.00%	to	0.00%	(5.63	) %	to	(5.63	) %
2014	1		$18.84	to	$18.84	$	22	2.01%	0.00%	to	0.00%	12.54%		to	12.54%
2013	2		$16.74	to	$16.74	$	25	2.20%	0.00%	to	0.00%	35.77%		to	35.77%
2012	2		$12.33	to	$12.33	$	23	1.19%	0.00%	to	0.25%	14.29%		to	14.29%
AMERICAN CENTURY INVESTMENTS VP INFLATION PROTECTION FUND (Effective date 05/01/2015)
2016	43		$10.05	to	$10.05	$	433	0.72%	0.00%	to	0.00%	4.39%		to	4.39%
AMERICAN CENTURY INVESTMENTS VP INTERNATIONAL FUND
2016	5		$11.01	to	$11.01	$	50	0.98%	0.00%	to	0.00%	(5.49	) %	to	(5.49	) %
2015	4		$11.65	to	$11.65	$	48	0.77%	0.00%	to	0.00%	0.75%		to	0.75%
2014	48		$11.57	to	$11.57	$	555	1.63%	0.00%	to	0.00%	(5.47	) %	to	(5.47	) %
2013	45		$12.24	to	$12.24	$	556	1.73%	0.00%	to	0.00%	22.40%		to	22.40%
2012	49		$10.00	to	$10.00	$	493	0.45%	0.00%	to	0.25%	18.91%		to	18.91%
AMERICAN CENTURY INVESTMENTS VP VALUE FUND
2016	13		$40.35	to	$40.35	$	511	1.74%	0.00%	to	0.00%	20.48%		to	20.48%
2015	3		$33.49	to	$33.49	$	108	1.64%	0.00%	to	0.00%	(3.88	) %	to	(3.88	) %
2014	23		$34.84	to	$34.84	$	817	1.54%	0.00%	to	0.00%	13.08%		to	13.08%
2013	23		$30.81	to	$30.81	$	719	1.66%	0.00%	to	0.00%	31.72%		to	31.72%
2012	25		$23.39	to	$23.39	$	578	1.10%	0.00%	to	0.40%	13.81%		to	13.92%
AMERICAN FUNDS IS GLOBAL SMALL CAPITALIZATION FUND (Effective date 05/05/2008)
2016	3		$12.73	to	$12.73	$	42	0.21%	0.00%	to	0.00%	2.09%		to	2.09%
2015	6		$12.47	to	$12.47	$	78	0.00%	0.00%	to	0.00%	0.27%		to	0.27%
2014	12		$12.43	to	$12.43	$	144	0.13%	0.00%	to	0.00%	2.05%		to	2.05%
2013	9		$12.18	to	$12.18	$	114	0.84%	0.00%	to	0.00%	28.35%		to	28.35%
2012	9		$9.49	to	$9.49	$	88	0.68%	0.00%	to	0.40%	16.68%		to	16.98%
AMERICAN FUNDS IS GROWTH FUND (Effective date 05/05/2008)
2016	106		$19.10	to	$19.10	$	2,017	0.71%	0.00%	to	0.00%	9.49%		to	9.49%
2015	121		$17.44	to	$17.44	$	2,105	0.62%	0.00%	to	0.00%	6.85%		to	6.85%
2014	121		$16.32	to	$16.32	$	1,975	0.73%	0.00%	to	0.00%	8.51%		to	8.51%
2013	155		$15.04	to	$15.04	$	2,332	0.79%	0.00%	to	0.00%	30.10%		to	30.10%
2012	251		$11.56	to	$11.56	$	2,908	0.47%	0.00%	to	0.40%	16.78%		to	16.89%

(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31							For the year or period ended December 31
	Units						Net Assets	Investment	Expense Ratio
INVESTMENT DIVISIONS	(000s)		Unit Fair Value				(000s)	Income Ratio	lowest to highest			Total Return
			(a)		(b)							(a)			(b)
AMERICAN FUNDS IS INTERNATIONAL FUND (Effective date 05/05/2008)
2016	135		$10.93	to	$10.93	$	1,475	1.47%	0.00%	to	0.00%	3.53%		to	3.53%
2015	130		$10.55	to	$10.55	$	1,370	1.48%	0.00%	to	0.00%	(4.53	) %	to	(4.53	) %
2014	155		$11.05	to	$11.05	$	1,715	1.39%	0.00%	to	0.00%	(2.73	) %	to	(2.73	) %
2013	164		$11.36	to	$11.36	$	1,860	1.40%	0.00%	to	0.00%	21.63%		to	21.63%
2012	174		$9.34	to	$9.34	$	1,626	1.48%	0.00%	to	0.40%	16.38%		to	16.47%
AMERICAN FUNDS IS NEW WORLD FUND (Effective date 04/24/2009)
2016	76		$17.64	to	$17.64	$	1,336	0.81%	0.00%	to	0.00%	5.26%		to	5.26%
2015	72		$16.76	to	$16.76	$	1,210	0.64%	0.00%	to	0.00%	(3.14	) %	to	(3.14	) %
2014	56		$17.30	to	$17.30	$	967	1.01%	0.00%	to	0.00%	(7.88	) %	to	(7.88	) %
2013	52		$18.78	to	$18.78	$	983	1.51%	0.00%	to	0.00%	11.39%		to	11.39%
2012	18		$16.86	to	$16.86	$	307	0.66%	0.00%	to	0.40%	16.40%		to	16.57%
COLUMBIA VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (Effective date 05/12/2009)
2016	4		$28.83	to	$28.83	$	120	0.72%	0.00%	to	0.00%	33.05%		to	33.05%
2015	10		$21.67	to	$21.67	$	206	0.86%	0.00%	to	0.00%	(6.12	) %	to	(6.12	) %
2014	11		$23.08	to	$23.08	$	248	0.63%	0.00%	to	0.00%	3.27%		to	3.27%
2013	12		$22.35	to	$22.35	$	271	1.03%	0.00%	to	0.00%	34.23%		to	34.23%
2012	13		$16.65	to	$16.65	$	223	0.24%	0.00%	to	0.40%	10.15%		to	10.25%
DAVIS FINANCIAL PORTFOLIO (Effective date 05/02/2005)
2016	0	*	$20.18	to	$20.18	$	6	0.85%	0.00%	to	0.00%	14.25%		to	14.25%
2015	0	*	$17.66	to	$17.66	$	7	0.74%	0.00%	to	0.00%	2.00%		to	2.00%
2014	1		$17.30	to	$17.30	$	11	1.08%	0.00%	to	0.00%	12.78%		to	12.78%
2013	2		$15.34	to	$15.34	$	32	0.61%	0.00%	to	0.00%	31.22%		to	31.22%
2012	3		$11.69	to	$11.69	$	30	1.05%	0.00%	to	0.25%	17.25%		to	17.25%
DAVIS VALUE PORTFOLIO (Effective date 05/02/2005)
2016	16		$20.57	to	$20.57	$	338	1.21%	0.00%	to	0.00%	11.88%		to	11.88%
2015	19		$18.39	to	$18.39	$	348	0.77%	0.00%	to	0.00%	1.60%		to	1.60%
2014	20		$18.10	to	$18.10	$	371	0.94%	0.00%	to	0.00%	6.03%		to	6.03%
2013	17		$17.07	to	$17.07	$	294	0.87%	0.00%	to	0.00%	33.46%		to	33.46%
2012	21		$12.79	to	$12.79	$	272	1.02%	0.00%	to	0.40%	11.94%		to	12.10%
DELAWARE VIP SMALL CAP VALUE SERIES (Effective date 05/01/2014)
2016	1		$12.79	to	$12.79	$	14	0.73%	0.00%	to	0.00%	31.07%		to	31.07%
2015	0	*	$9.77	to	$9.77	$	5	0.00%	0.00%	to	0.00%	(6.46	) %	to	(6.46	) %
DEUTSCHE CORE EQUITY VIP (Effective date 04/25/2007)
2016	1		$18.74	to	$18.74	$	14	1.45%	0.00%	to	0.00%	10.48%		to	10.48%
2015	0	*	$16.96	to	$16.96	$	2	0.00%	0.00%	to	0.00%	5.24%		to	5.24%
DEUTSCHE GLOBAL SMALL CAP VIP (Effective date 05/02/2005)
2016	5		$20.84	to	$20.84	$	109	0.39%	0.00%	to	0.00%	1.57%		to	1.57%
2015	3		$20.52	to	$20.52	$	55	0.94%	0.00%	to	0.00%	1.16%		to	1.16%
2014	2		$20.28	to	$20.28	$	47	0.82%	0.00%	to	0.00%	(4.11	) %	to	(4.11	) %
2013	4		$21.15	to	$21.15	$	80	0.61%	0.00%	to	0.00%	35.93%		to	35.93%
2012	5		$15.56	to	$15.56	$	71	0.37%	0.00%	to	0.40%	14.50%		to	14.63%

(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31						For the year or period ended December 31
	Units					Net Assets	Investment	Expense Ratio
INVESTMENT DIVISIONS	(000s)	Unit Fair Value				(000s)	Income Ratio	lowest to highest			Total Return
		(a)		(b)							(a)			(b)
DEUTSCHE HIGH INCOME VIP (Effective date 04/25/2007)
2016	3	$17.09	to	$17.09	$	46	5.09%	0.00%	to	0.00%	12.87%		to	12.87%
2015	1	$15.14	to	$15.14	$	22	4.92%	0.00%	to	0.00%	(4.44	) %	to	(4.44	) %
2014	6	$15.84	to	$15.84	$	93	6.21%	0.00%	to	0.00%	1.47%		to	1.47%
2013	5	$15.61	to	$15.61	$	80	6.73%	0.00%	to	0.00%	7.88%		to	7.88%
2012	4	$14.47	to	$14.47	$	57	0.00%	0.00%	to	0.40%	14.41%		to	14.41%
DEUTSCHE LARGE CAP VALUE VIP (Effective date 05/02/2005)
2016	24	$13.13	to	$13.13	$	311	1.10%	0.00%	to	0.00%	(4.38	) %	to	(4.38	) %
2015	15	$13.73	to	$13.73	$	204	1.26%	0.00%	to	0.00%	(6.87	) %	to	(6.87	) %
2014	6	$14.74	to	$14.74	$	96	0.26%	0.00%	to	0.00%	10.66%		to	10.66%
2013	11	$13.32	to	$13.32	$	146	1.75%	0.00%	to	0.00%	30.97%		to	30.97%
2012	17	$10.17	to	$10.17	$	172	0.67%	0.00%	to	0.40%	2.72%		to	3.92%
DEUTSCHE SMALL CAP INDEX VIP (Effective date 04/25/2007)
2016	144	$21.40	to	$21.40	$	3,089	1.07%	0.00%	to	0.00%	21.03%		to	21.03%
2015	151	$17.68	to	$17.68	$	2,673	0.98%	0.00%	to	0.00%	(4.60	) %	to	(4.60	) %
2014	147	$18.53	to	$18.53	$	2,730	0.89%	0.00%	to	0.00%	4.75%		to	4.75%
2013	140	$17.69	to	$17.69	$	2,481	1.62%	0.00%	to	0.00%	38.64%		to	38.64%
2012	19	$12.76	to	$12.76	$	248	0.28%	0.00%	to	0.40%	15.17%		to	15.41%
DEUTSCHE SMALL MID CAP VALUE VIP (Effective date 05/01/2006)
2016	64	$23.95	to	$23.95	$	1,544	0.60%	0.00%	to	0.00%	16.89%		to	16.89%
2015	81	$20.49	to	$20.49	$	1,666	0.29%	0.00%	to	0.00%	(1.91	) %	to	(1.91	) %
2014	80	$20.89	to	$20.89	$	1,678	0.78%	0.00%	to	0.00%	5.56%		to	5.56%
2013	92	$19.79	to	$19.79	$	1,817	1.07%	0.00%	to	0.00%	35.18%		to	35.18%
2012	100	$14.64	to	$14.64	$	1,463	0.64%	0.00%	to	0.40%	13.09%		to	13.29%
DREYFUS STOCK INDEX FUND, INC
2016	1,044	$20.34	to	$20.34	$	21,227	2.02%	0.00%	to	0.00%	11.71%		to	11.71%
2015	1,089	$18.20	to	$18.20	$	19,827	1.84%	0.00%	to	0.00%	1.11%		to	1.11%
2014	1,089	$18.01	to	$18.01	$	19,606	1.76%	0.00%	to	0.00%	13.48%		to	13.48%
2013	1,125	$15.87	to	$15.87	$	17,859	1.90%	0.00%	to	0.00%	32.03%		to	32.03%
2012	322	$12.02	to	$12.02	$	3,870	1.12%	0.00%	to	0.40%	15.21%		to	15.26%
DREYFUS VIF INTERNATIONAL EQUITY PORTFOLIO
2016	5	$18.75	to	$18.75	$	85	0.94%	0.00%	to	0.00%	(5.54	) %	to	(5.54	) %
2015	5	$19.85	to	$19.85	$	102	3.27%	0.00%	to	0.00%	1.37%		to	1.37%
2014	5	$19.58	to	$19.58	$	97	2.37%	0.00%	to	0.00%	(2.64	) %	to	(2.64	) %
2013	6	$20.11	to	$20.11	$	126	0.99%	0.00%	to	0.00%	17.74%		to	17.74%
2012	2	$17.08	to	$17.08	$	39	0.30%	0.00%	to	0.40%	21.11%		to	21.31%
FEDERATED HIGH INCOME BOND FUND II
2016	1	$28.58	to	$28.58	$	29	6.14%	0.00%	to	0.00%	14.82%		to	14.82%
2015	1	$24.90	to	$24.90	$	25	5.59%	0.00%	to	0.00%	(2.57	) %	to	(2.57	) %
2014	1	$25.55	to	$25.55	$	26	5.95%	0.00%	to	0.00%	2.69%		to	2.69%
2013	1	$24.88	to	$24.88	$	27	8.99%	0.00%	to	0.00%	7.01%		to	7.01%
2012	2	$23.25	to	$23.25	$	46	4.15%	0.00%	to	0.25%	14.00%		to	14.00%
FEDERATED KAUFMANN FUND II (Effective date 03/08/2010)
2016	3	$20.00	to	$20.00	$	65	0.00%	0.00%	to	0.00%	3.66%		to	3.66%
2015	2	$19.29	to	$19.29	$	38	0.00%	0.00%	to	0.00%	6.37%		to	6.37%
2014	1	$18.14	to	$18.14	$	22	0.00%	0.00%	to	0.00%	9.74%		to	9.74%
2013	2	$16.53	to	$16.53	$	29	0.00%	0.00%	to	0.00%	40.08%		to	40.08%
2012	3	$11.80	to	$11.80	$	33	0.00%	0.00%	to	0.25%	16.73%		to	16.73%

(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31						For the year or period ended December 31
	Units					Net Assets	Investment	Expense Ratio
INVESTMENT DIVISIONS	(000s)	Unit Fair Value				(000s)	Income Ratio	lowest to highest			Total Return
		(a)		(b)							(a)			(b)
FIDELITY VIP CONTRAFUND PORTFOLIO
2016	81	$28.87	to	$28.87	$	2,336	0.62%	0.00%	to	0.00%	7.73%		to	7.73%
2015	85	$26.80	to	$26.80	$	2,268	0.73%	0.00%	to	0.00%	0.42%		to	0.42%
2014	113	$26.69	to	$26.69	$	3,018	0.75%	0.00%	to	0.00%	11.67%		to	11.67%
2013	126	$23.90	to	$23.90	$	3,022	0.84%	0.00%	to	0.00%	30.96%		to	30.96%
2012	186	$18.25	to	$18.25	$	3,392	0.74%	0.00%	to	0.40%	15.68%		to	15.83%
FIDELITY VIP GROWTH PORTFOLIO
2016	55	$17.27	to	$17.27	$	952	0.00%	0.00%	to	0.00%	0.55%		to	0.55%
2015	51	$17.18	to	$17.18	$	883	0.03%	0.00%	to	0.00%	6.90%		to	6.90%
2014	81	$16.07	to	$16.07	$	1,306	0.00%	0.00%	to	0.00%	10.98%		to	10.98%
2013	69	$14.48	to	$14.48	$	996	0.04%	0.00%	to	0.00%	36.09%		to	36.09%
2012	81	$10.64	to	$10.64	$	859	0.17%	0.00%	to	0.25%	14.62%		to	14.62%
FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO
2016	38	$20.88	to	$20.88	$	793	2.27%	0.00%	to	0.00%	4.48%		to	4.48%
2015	32	$19.99	to	$19.99	$	644	2.05%	0.00%	to	0.00%	(0.85	) %	to	(0.85	) %
2014	40	$20.16	to	$20.16	$	810	2.04%	0.00%	to	0.00%	5.66%		to	5.66%
2013	31	$19.08	to	$19.08	$	588	1.89%	0.00%	to	0.00%	(2.10	) %	to	(2.10	) %
2012	31	$19.49	to	$19.49	$	613	1.27%	0.00%	to	0.25%	5.31%		to	5.31%
FIDELITY VIP MID CAP PORTFOLIO
2016	21	$45.71	to	$45.71	$	965	0.33%	0.00%	to	0.00%	11.92%		to	11.92%
2015	22	$40.85	to	$40.85	$	903	0.25%	0.00%	to	0.00%	(1.63	) %	to	(1.63	) %
2014	20	$41.52	to	$41.52	$	851	0.02%	0.00%	to	0.00%	6.03%		to	6.03%
2013	23	$39.16	to	$39.16	$	895	0.27%	0.00%	to	0.00%	35.88%		to	35.88%
2012	58	$28.82	to	$28.82	$	1,678	0.17%	0.00%	to	0.40%	13.73%		to	13.79%
GOLDMAN SACHS VIT MID CAP VALUE FUND (Effective date 05/01/2013)
2016	1	$13.79	to	$13.79	$	10	1.28%	0.00%	to	0.00%	13.53%		to	13.53%
GREAT-WEST AGGRESSIVE PROFILE I FUND
2016	22	$23.35	to	$23.35	$	513	2.44%	0.00%	to	0.00%	10.76%		to	10.76%
2015	14	$21.09	to	$21.09	$	293	1.41%	0.00%	to	0.00%	(0.74	) %	to	(0.74	) %
2014	43	$21.24	to	$21.24	$	921	3.57%	0.00%	to	0.00%	8.15%		to	8.15%
2013	23	$19.64	to	$19.64	$	453	1.81%	0.00%	to	0.00%	28.79%		to	28.79%
2012	26	$15.25	to	$15.25	$	402	0.34%	0.00%	to	0.40%	15.48%		to	15.63%
GREAT-WEST ARIEL MID CAP VALUE FUND
2016	13	$45.47	to	$45.47	$	596	1.42%	0.00%	to	0.00%	13.05%		to	13.05%
2015	16	$40.22	to	$40.22	$	643	1.06%	0.00%	to	0.00%	(6.10	) %	to	(6.10	) %
2014	25	$42.83	to	$42.83	$	1,067	1.67%	0.00%	to	0.00%	7.80%		to	7.80%
2013	33	$39.73	to	$39.73	$	1,302	4.32%	0.00%	to	0.00%	47.53%		to	47.53%
2012	10	$26.93	to	$26.93	$	277	0.62%	0.00%	to	0.25%	18.66%		to	18.66%
GREAT-WEST BOND INDEX FUND (Effective date 04/24/2009)
2016	142	$13.86	to	$13.86	$	1,963	0.96%	0.00%	to	0.00%	1.94%		to	1.94%
2015	133	$13.59	to	$13.59	$	1,814	1.61%	0.00%	to	0.00%	0.24%		to	0.24%
2014	140	$13.56	to	$13.56	$	1,892	2.13%	0.00%	to	0.00%	5.77%		to	5.77%
2013	137	$12.82	to	$12.82	$	1,757	1.93%	0.00%	to	0.00%	(2.38	) %	to	(2.38	) %
GREAT-WEST CONSERVATIVE PROFILE I FUND
2016	16	$22.49	to	$22.49	$	369	1.71%	0.00%	to	0.00%	6.13%		to	6.13%
2015	15	$21.19	to	$21.19	$	314	2.19%	0.00%	to	0.00%	(1.12	) %	to	(1.12	) %
2014	28	$21.43	to	$21.43	$	597	3.02%	0.00%	to	0.00%	4.95%		to	4.95%
2013	22	$20.42	to	$20.42	$	446	2.22%	0.00%	to	0.00%	7.53%		to	7.53%
2012	23	$18.99	to	$18.99	$	441	1.43%	0.00%	to	0.40%	8.46%		to	8.62%

(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31							For the year or period ended December 31
	Units						Net Assets	Investment	Expense Ratio
INVESTMENT DIVISIONS	(000s)		Unit Fair Value				(000s)	Income Ratio	lowest to highest			Total Return
			(a)		(b)							(a)			(b)
GREAT-WEST FEDERATED BOND FUND (Effective date 04/24/2009)
2016	168		$14.02	to	$14.02	$	2,349	3.06%	0.00%	to	0.00%	4.70%		to	4.70%
2015	0	*	$13.40	to	$13.40	$	6	3.65%	0.00%	to	0.00%	(1.17	) %	to	(1.17	) %
GREAT-WEST GOLDMAN SACHS MID CAP VALUE FUND (Effective date 05/01/2015)
2016	0	*	$11.24	to	$11.24	$	1	1.56%	0.00%	to	0.00%	20.29%		to	20.29%
GREAT-WEST GOVERNMENT MONEY MARKET FUND
2016	1,015		$13.01	to	$13.01	$	13,203	0.00%	0.00%	to	0.00%	0.00%		to	0.00%
2015	830		$13.01	to	$13.01	$	10,807	0.00%	0.00%	to	0.00%	0.00%		to	0.00%
2014	749		$13.01	to	$13.01	$	9,740	0.00%	0.00%	to	0.00%	0.00%		to	0.00%
2013	727		$13.01	to	$13.01	$	9,459	0.00%	0.00%	to	0.00%	0.00%		to	0.00%
2012	747		$13.01	to	$13.01	$	9,725	0.00%	0.00%	to	0.40%	(0.32	) %	to	(0.18	) %
GREAT-WEST INTERNATIONAL INDEX FUND (Effective date 05/01/2013)
2016	0	*	$10.39	to	$10.39	$	4	0.34%	0.00%	to	0.00%	0.66%		to	0.66%
2015	1		$10.32	to	$10.32	$	15	1.22%	0.00%	to	0.00%	(1.08	) %	to	(1.08	) %
2014	1		$10.43	to	$10.43	$	8	1.59%	0.00%	to	0.00%	(6.21	) %	to	(6.21	) %
GREAT-WEST LIFETIME 2015 FUND (Effective date 04/21/2016)
2016	22		$10.43	to	$10.43	$	227	2.01%	0.00%	to	0.00%	4.29%		to	4.29%
GREAT-WEST LIFETIME 2025 FUND (Effective date 04/21/2016)
2016	86		$10.51	to	$10.51	$	901	2.20%	0.00%	to	0.00%	5.06%		to	5.06%
GREAT-WEST LIFETIME 2030 FUND (Effective date 04/29/2016)
2016	9		$10.61	to	$10.61	$	93	1.18%	0.00%	to	0.00%	6.11%		to	6.11%
GREAT-WEST LIFETIME 2035 FUND (Effective date 04/21/2016)
2016	23		$10.60	to	$10.60	$	249	2.11%	0.00%	to	0.00%	5.96%		to	5.96%
GREAT-WEST LIFETIME 2040 FUND (Effective date 04/29/2016)
2016	8		$10.71	to	$10.71	$	88	2.39%	0.00%	to	0.00%	7.09%		to	7.09%
GREAT-WEST LIFETIME 2045 FUND (Effective date 04/21/2016)
2016	13		$10.63	to	$10.63	$	138	1.82%	0.00%	to	0.00%	6.29%		to	6.29%
GREAT-WEST LIFETIME 2055 FUND (Effective date 04/21/2016)
2016	5		$10.62	to	$10.62	$	56	1.71%	0.00%	to	0.00%	6.21%		to	6.21%
GREAT-WEST LOOMIS SAYLES BOND FUND
2016	21		$36.91	to	$36.91	$	790	2.33%	0.00%	to	0.00%	11.38%		to	11.38%
2015	19		$33.14	to	$33.14	$	639	1.34%	0.00%	to	0.00%	(6.55	) %	to	(6.55	) %
2014	69		$35.46	to	$35.46	$	2,444	3.89%	0.00%	to	0.00%	3.44%		to	3.44%
2013	71		$34.28	to	$34.28	$	2,420	3.46%	0.00%	to	0.00%	8.04%		to	8.04%
2012	126		$31.73	to	$31.73	$	3,995	3.16%	0.00%	to	0.40%	15.14%		to	15.21%
GREAT-WEST LOOMIS SAYLES SMALL CAP VALUE FUND
2016	19		$38.17	to	$38.17	$	735	0.08%	0.00%	to	0.00%	25.83%		to	25.83%
2015	17		$30.34	to	$30.34	$	525	0.23%	0.00%	to	0.00%	(3.47	) %	to	(3.47	) %
2014	20		$31.42	to	$31.42	$	629	0.94%	0.00%	to	0.00%	4.84%		to	4.84%
2013	18		$29.97	to	$29.97	$	537	0.63%	0.00%	to	0.00%	34.88%		to	34.88%
2012	36		$22.22	to	$22.22	$	810	0.45%	0.00%	to	0.40%	15.04%		to	15.22%

(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31							For the year or period ended December 31
	Units						Net Assets	Investment	Expense Ratio
INVESTMENT DIVISIONS	(000s)		Unit Fair Value				(000s)	Income Ratio	lowest to highest			Total Return
			(a)		(b)							(a)			(b)
GREAT-WEST MFS INTERNATIONAL VALUE FUND (Effective date 04/25/2007)
2016	328		$10.88	to	$10.88	$	3,567	0.57%	0.00%	to	0.00%	3.88%		to	3.88%
2015	480		$10.48	to	$10.48	$	5,028	0.87%	0.00%	to	0.00%	6.45%		to	6.45%
2014	379		$9.84	to	$9.84	$	3,727	0.93%	0.00%	to	0.00%	0.92%		to	0.92%
2013	359		$9.75	to	$9.75	$	3,500	2.61%	0.00%	to	0.00%	28.12%		to	28.12%
2012	100		$7.61	to	$7.61	$	765	0.89%	0.00%	to	0.40%	15.75%		to	15.96%
GREAT-WEST MODERATE PROFILE I FUND
2016	12		$23.40	to	$23.40	$	271	1.57%	0.00%	to	0.00%	8.18%		to	8.18%
2015	11		$21.63	to	$21.63	$	245	2.31%	0.00%	to	0.00%	(0.93	) %	to	(0.93	) %
2014	12		$21.83	to	$21.83	$	262	3.26%	0.00%	to	0.00%	6.38%		to	6.38%
2013	11		$20.52	to	$20.52	$	235	3.45%	0.00%	to	0.00%	16.19%		to	16.19%
2012	12		$17.66	to	$17.66	$	213	0.86%	0.00%	to	0.40%	11.51%		to	11.59%
GREAT-WEST MODERATELY AGGRESSIVE PROFILE I FUND
2016	3		$23.33	to	$23.33	$	66	2.24%	0.00%	to	0.00%	9.11%		to	9.11%
2015	2		$21.38	to	$21.38	$	50	2.24%	0.00%	to	0.00%	(0.77	) %	to	(0.77	) %
2014	4		$21.55	to	$21.55	$	92	2.23%	0.00%	to	0.00%	6.84%		to	6.84%
2013	12		$20.17	to	$20.17	$	237	1.75%	0.00%	to	0.00%	20.42%		to	20.42%
2012	11		$16.75	to	$16.75	$	186	0.55%	0.00%	to	0.40%	13.07%		to	13.21%
GREAT-WEST MODERATELY CONSERVATIVE PROFILE I FUND
2016	1		$22.66	to	$22.66	$	30	1.80%	0.00%	to	0.00%	7.18%		to	7.18%
2015	1		$21.16	to	$21.16	$	21	1.62%	0.00%	to	0.00%	(0.93	) %	to	(0.93	) %
2014	14		$21.34	to	$21.34	$	295	2.95%	0.00%	to	0.00%	5.59%		to	5.59%
2013	15		$20.21	to	$20.21	$	295	2.56%	0.00%	to	0.00%	11.84%		to	11.84%
2012	12		$18.07	to	$18.07	$	225	0.98%	0.00%	to	0.40%	10.00%		to	10.13%
GREAT-WEST MULTI-MANAGER LARGE CAP GROWTH FUND (Effective date 04/24/2009)
2016	7		$24.23	to	$24.23	$	158	0.17%	0.00%	to	0.00%	1.01%		to	1.01%
2015	6		$23.99	to	$23.99	$	136	0.21%	0.00%	to	0.00%	6.41%		to	6.41%
2014	4		$22.55	to	$22.55	$	90	0.66%	0.00%	to	0.00%	12.30%		to	12.30%
2013	6		$20.08	to	$20.08	$	113	1.78%	0.00%	to	0.00%	28.88%		to	28.88%
2012	5		$15.58	to	$15.58	$	83	0.16%	0.00%	to	0.40%	19.65%		to	19.65%
GREAT-WEST S&P MID CAP 400® INDEX FUND (Effective date 05/01/2013)
2016	28		$15.10	to	$15.10	$	420	0.61%	0.00%	to	0.00%	19.96%		to	19.96%
2015	24		$12.59	to	$12.59	$	300	1.65%	0.00%	to	0.00%	(2.77	) %	to	(2.77	) %
2014	0	*	$12.92	to	$12.92	$	2	1.39%	0.00%	to	0.00%	9.19%		to	9.19%
GREAT-WEST S&P SMALL CAP 600® INDEX FUND (Effective date 02/29/2016)
2016	10		$13.28	to	$13.28	$	129	1.00%	0.00%	to	0.00%	32.77%		to	32.77%
GREAT-WEST SHORT DURATION BOND FUND (Effective date 04/25/2007)
2016	527		$13.74	to	$13.74	$	7,238	1.52%	0.00%	to	0.00%	1.70%		to	1.70%
2015	452		$13.51	to	$13.51	$	6,105	1.19%	0.00%	to	0.00%	0.54%		to	0.54%
2014	428		$13.44	to	$13.44	$	5,752	1.52%	0.00%	to	0.00%	0.98%		to	0.98%
2013	413		$13.31	to	$13.31	$	5,492	1.86%	0.00%	to	0.00%	1.37%		to	1.37%
2012	502		$13.13	to	$13.13	$	6,591	1.26%	0.00%	to	0.25%	4.47%		to	4.47%
GREAT-WEST T. ROWE PRICE EQUITY INCOME FUND
2016	60		$25.43	to	$25.43	$	1,533	0.66%	0.00%	to	0.00%	18.75%		to	18.75%
2015	90		$21.42	to	$21.42	$	1,931	1.21%	0.00%	to	0.00%	(6.89	) %	to	(6.89	) %
2014	106		$23.00	to	$23.00	$	2,448	1.91%	0.00%	to	0.00%	7.38%		to	7.38%
2013	110		$21.42	to	$21.42	$	2,358	2.19%	0.00%	to	0.00%	30.05%		to	30.05%
2012	50		$16.47	to	$16.47	$	828	1.23%	0.00%	to	0.25%	16.34%		to	16.34%

(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31								For the year or period ended December 31
	Units						Net Assets		Investment	Expense Ratio
INVESTMENT DIVISIONS	(000s)		Unit Fair Value				(000s)		Income Ratio	lowest to highest			Total Return
			(a)		(b)								(a)			(b)
GREAT-WEST T. ROWE PRICE MID CAP GROWTH FUND
2016	86		$34.91	to	$34.91	$	3,009		0.06%	0.00%	to	0.00%	6.18%		to	6.18%
2015	81		$32.88	to	$32.88	$	2,670		0.02%	0.00%	to	0.00%	6.52%		to	6.52%
2014	94		$30.87	to	$30.87	$	2,906		0.73%	0.00%	to	0.00%	12.79%		to	12.79%
2013	119		$27.37	to	$27.37	$	3,248		0.06%	0.00%	to	0.00%	36.37%		to	36.37%
2012	201		$20.07	to	$20.07	$	4,028		0.41%	0.00%	to	0.40%	13.18%		to	13.24%
GREAT-WEST TEMPLETON GLOBAL BOND FUND (Effective date 05/05/2008)
2016	304		$13.97	to	$13.97	$	4,248		1.33%	0.00%	to	0.00%	2.98%		to	2.98%
2015	307		$13.57	to	$13.57	$	4,170		4.13%	0.00%	to	0.00%	(4.19	) %	to	(4.19	) %
2014	256		$14.16	to	$14.16	$	3,628		4.86%	0.00%	to	0.00%	0.14%		to	0.14%
2013	236		$14.14	to	$14.14	$	3,336		1.54%	0.00%	to	0.00%	0.57%		to	0.57%
2012	188		$14.06	to	$14.06	$	2,642		3.11%	0.00%	to	0.40%	13.97%		to	14.11%
GREAT-WEST U.S. GOVERNMENT MORTGAGE SECURITIES FUND
2016	178		$21.56	to	$21.56	$	3,841		1.71%	0.00%	to	0.00%	1.22%		to	1.22%
2015	190		$21.30	to	$21.30	$	4,057		2.04%	0.00%	to	0.00%	0.79%		to	0.79%
2014	192		$21.13	to	$21.13	$	4,062		2.47%	0.00%	to	0.00%	5.44%		to	5.44%
2013	193		$20.04	to	$20.04	$	3,871		2.23%	0.00%	to	0.00%	(2.05	) %	to	(2.05	) %
2012	197		$20.46	to	$20.46	$	4,030		1.72%	0.00%	to	0.25%	2.94%		to	2.94%
INVESCO V.I. CORE EQUITY FUND
2016	7		$20.82	to	$20.82	$	147		0.76%	0.00%	to	0.00%	10.26%		to	10.26%
2015	7		$18.88	to	$18.88	$	128		0.33%	0.00%	to	0.00%	(5.77	) %	to	(5.77	) %
2014	44		$20.04	to	$20.04	$	883		0.85%	0.00%	to	0.00%	8.15%		to	8.15%
2013	45		$18.53	to	$18.53	$	837		1.40%	0.00%	to	0.00%	29.22%		to	29.22%
2012	51		$14.34	to	$14.34	$	730		0.57%	0.00%	to	0.25%	13.32%		to	13.32%
INVESCO V.I. DIVERSIFIED DIVIDEND FUND (Effective date 06/15/2007)
2016	0	*	$12.70	to	$12.70	$	0	*	0.00%	0.00%	to	0.00%	14.81%		to	14.81%
2015	0	*	$11.06	to	$11.06	$	0	*	0.00%	0.00%	to	0.00%	2.07%		to	2.07%
2014	2		$10.84	to	$10.84	$	20		1.63%	0.00%	to	0.00%	12.92%		to	12.92%
2013	1		$9.60	to	$9.60	$	13		3.26%	0.00%	to	0.00%	30.97%		to	30.97%
2012	0	*	$7.33	to	$7.33	$	3		0.25%	0.00%	to	0.25%	18.10%		to	18.10%
INVESCO V.I. GLOBAL HEALTH CARE FUND
2016	4		$26.30	to	$26.30	$	112		0.00%	0.00%	to	0.00%	(11.46	) %	to	(11.46	) %
2015	4		$29.70	to	$29.70	$	115		0.00%	0.00%	to	0.00%	3.16%		to	3.16%
2014	13		$28.79	to	$28.79	$	361		0.00%	0.00%	to	0.00%	19.66%		to	19.66%
2013	3		$24.06	to	$24.06	$	74		0.76%	0.00%	to	0.00%	40.54%		to	40.54%
2012	8		$17.12	to	$17.12	$	136		0.00%	0.00%	to	0.25%	19.99%		to	19.99%
INVESCO V.I. GLOBAL REAL ESTATE FUND (Effective date 04/25/2007)
2016	43		$34.81	to	$34.81	$	1,494		1.60%	0.00%	to	0.00%	2.04%		to	2.04%
2015	41		$34.12	to	$34.12	$	1,402		3.73%	0.00%	to	0.00%	(1.48	) %	to	(1.48	) %
2014	36		$34.63	to	$34.63	$	1,242		1.61%	0.00%	to	0.00%	14.63%		to	14.63%
2013	38		$30.21	to	$30.21	$	1,146		3.94%	0.00%	to	0.00%	2.72%		to	2.72%
2012	16		$29.41	to	$29.41	$	478		0.33%	0.00%	to	0.40%	27.18%		to	27.18%
INVESCO V.I. INTERNATIONAL GROWTH FUND (Effective date 05/01/2006)
2016	191		$14.57	to	$14.57	$	2,779		1.43%	0.00%	to	0.00%	(0.45	) %	to	(0.45	) %
2015	196		$14.64	to	$14.64	$	2,873		1.61%	0.00%	to	0.00%	(2.34	) %	to	(2.34	) %
2014	164		$14.99	to	$14.99	$	2,456		1.50%	0.00%	to	0.00%	0.33%		to	0.33%
2013	200		$14.94	to	$14.94	$	2,994		1.34%	0.00%	to	0.00%	19.04%		to	19.04%
2012	79		$12.55	to	$12.55	$	989		0.55%	0.00%	to	0.40%	14.40%		to	14.58%

(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31						For the year or period ended December 31
	Units					Net Assets	Investment	Expense Ratio
INVESTMENT DIVISIONS	(000s)	Unit Fair Value				(000s)	Income Ratio	lowest to highest			Total Return
		(a)		(b)							(a)			(b)
INVESCO V.I. MID CAP CORE EQUITY FUND (Effective date 04/24/2009)
2016	19	$22.12	to	$22.12	$	412	0.07%	0.00%	to	0.00%	13.43%		to	13.43%
2015	17	$19.50	to	$19.50	$	323	0.36%	0.00%	to	0.00%	(4.03	) %	to	(4.03	) %
2014	17	$20.32	to	$20.32	$	346	0.04%	0.00%	to	0.00%	4.47%		to	4.47%
2013	17	$19.45	to	$19.45	$	322	0.78%	0.00%	to	0.00%	28.81%		to	28.81%
2012	16	$15.10	to	$15.10	$	240	0.03%	0.00%	to	0.40%	10.36%		to	10.40%
INVESCO V.I. TECHNOLOGY FUND
2016	9	$18.30	to	$18.30	$	171	0.00%	0.00%	to	0.00%	(0.75	) %	to	(0.75	) %
2015	9	$18.44	to	$18.44	$	171	0.00%	0.00%	to	0.00%	6.81%		to	6.81%
2014	28	$17.26	to	$17.26	$	485	0.00%	0.00%	to	0.00%	11.07%		to	11.07%
2013	4	$15.54	to	$15.54	$	66	0.00%	0.00%	to	0.00%	25.12%		to	25.12%
2012	6	$12.42	to	$12.42	$	77	0.00%	0.00%	to	0.25%	11.84%		to	11.84%
JANUS ASPEN BALANCED PORTFOLIO
2016	46	$25.94	to	$25.94	$	1,183	2.26%	0.00%	to	0.00%	4.61%		to	4.61%
2015	37	$24.80	to	$24.80	$	910	1.67%	0.00%	to	0.00%	0.62%		to	0.62%
2014	48	$24.64	to	$24.64	$	1,177	1.69%	0.00%	to	0.00%	8.50%		to	8.50%
2013	45	$22.71	to	$22.71	$	1,030	2.30%	0.00%	to	0.00%	20.16%		to	20.16%
2012	41	$18.90	to	$18.90	$	773	1.88%	0.00%	to	0.40%	12.99%		to	13.08%
JANUS ASPEN FLEXIBLE BOND PORTFOLIO
2016	77	$25.68	to	$25.68	$	1,989	2.55%	0.00%	to	0.00%	2.47%		to	2.47%
2015	189	$25.06	to	$25.06	$	4,725	2.16%	0.00%	to	0.00%	0.22%		to	0.22%
2014	233	$25.00	to	$25.00	$	5,830	3.61%	0.00%	to	0.00%	4.91%		to	4.91%
2013	209	$23.83	to	$23.83	$	4,989	4.17%	0.00%	to	0.00%	(0.13	) %	to	(0.13	) %
2012	259	$23.86	to	$23.86	$	6,178	2.18%	0.00%	to	0.40%	7.80%		to	7.92%
JANUS ASPEN FORTY PORTFOLIO
2016	94	$34.26	to	$34.26	$	3,231	0.00%	0.00%	to	0.00%	2.20%		to	2.20%
2015	55	$33.52	to	$33.52	$	1,855	0.68%	0.00%	to	0.00%	12.22%		to	12.22%
2014	27	$29.87	to	$29.87	$	801	0.17%	0.00%	to	0.00%	8.74%		to	8.74%
2013	30	$27.47	to	$27.47	$	814	0.65%	0.00%	to	0.00%	31.18%		to	31.18%
2012	67	$20.94	to	$20.94	$	1,408	0.49%	0.00%	to	0.40%	23.72%		to	23.79%
JANUS ASPEN GLOBAL RESEARCH PORTFOLIO
2016	56	$10.93	to	$10.93	$	615	1.10%	0.00%	to	0.00%	2.06%		to	2.06%
2015	51	$10.71	to	$10.71	$	550	0.50%	0.00%	to	0.00%	(2.29	) %	to	(2.29	) %
2014	75	$10.96	to	$10.96	$	826	1.21%	0.00%	to	0.00%	7.45%		to	7.45%
2013	31	$10.20	to	$10.20	$	314	1.07%	0.00%	to	0.00%	28.46%		to	28.46%
2012	32	$7.94	to	$7.94	$	254	0.41%	0.00%	to	0.25%	18.46%		to	18.46%
JANUS ASPEN GLOBAL TECHNOLOGY PORTFOLIO (Effective date 05/05/2008)
2016	4	$28.67	to	$28.67	$	114	0.19%	0.00%	to	0.00%	14.21%		to	14.21%
2015	3	$25.10	to	$25.10	$	73	0.80%	0.00%	to	0.00%	4.85%		to	4.85%
2014	3	$23.93	to	$23.93	$	71	0.00%	0.00%	to	0.00%	9.57%		to	9.57%
2013	3	$21.84	to	$21.84	$	59	0.00%	0.00%	to	0.00%	35.82%		to	35.82%
2012	3	$16.08	to	$16.08	$	54	0.00%	0.00%	to	0.40%	19.26%		to	19.37%
JANUS ASPEN OVERSEAS PORTFOLIO (Effective date 05/01/2006)
2016	3	$22.17	to	$22.17	$	56	4.48%	0.00%	to	0.00%	(6.45	) %	to	(6.45	) %
2015	3	$23.70	to	$23.70	$	76	0.42%	0.00%	to	0.00%	(8.59	) %	to	(8.59	) %
2014	7	$25.93	to	$25.93	$	188	5.82%	0.00%	to	0.00%	(11.86	) %	to	(11.86	) %
2013	7	$29.42	to	$29.42	$	209	2.70%	0.00%	to	0.00%	14.56%		to	14.56%
2012	103	$25.68	to	$25.68	$	2,648	0.40%	0.00%	to	0.40%	12.22%		to	12.38%

(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31							For the year or period ended December 31
	Units						Net Assets	Investment	Expense Ratio
INVESTMENT DIVISIONS	(000s)		Unit Fair Value				(000s)	Income Ratio	lowest to highest			Total Return
			(a)		(b)							(a)			(b)
JPMORGAN INSURANCE TRUST INTREPID MID CAP PORTFOLIO (Effective date 05/01/2015)
2016	0	*	$10.23	to	$10.23	$	2	0.00%	0.00%	to	0.00%	12.02%		to	12.02%
LORD ABBETT SERIES DEVELOPING GROWTH PORTFOLIO (Effective date 05/01/2015)
2016	2		$8.54	to	$8.54	$	21	0.00%	0.00%	to	0.00%	(2.61	) %	to	(2.61	) %
MFS VIT VALUE SERIES (Effective date 05/01/2015)
2016	15		$11.11	to	$11.11	$	170	3.25%	0.00%	to	0.00%	14.08%		to	14.08%
NEUBERGER BERMAN AMT GUARDIAN PORTFOLIO
2016	6		$24.47	to	$24.47	$	149	0.55%	0.00%	to	0.00%	8.73%		to	8.73%
2015	7		$22.50	to	$22.50	$	153	0.73%	0.00%	to	0.00%	(4.97	) %	to	(4.97	) %
2014	5		$23.68	to	$23.68	$	128	0.46%	0.00%	to	0.00%	9.02%		to	9.02%
2013	5		$21.72	to	$21.72	$	105	0.55%	0.00%	to	0.00%	38.87%		to	38.87%
2012	110		$15.64	to	$15.64	$	1,723	0.16%	0.00%	to	0.25%	11.86%		to	11.86%
NEUBERGER BERMAN AMT LARGE CAP VALUE PORTFOLIO
2016	1		$24.86	to	$24.86	$	14	0.70%	0.00%	to	0.00%	27.37%		to	27.37%
2015	1		$19.51	to	$19.51	$	17	0.70%	0.00%	to	0.00%	(11.80	) %	to	(11.80	) %
2014	1		$22.11	to	$22.11	$	26	0.71%	0.00%	to	0.00%	9.89%		to	9.89%
2013	1		$20.12	to	$20.12	$	29	0.30%	0.00%	to	0.00%	31.07%		to	31.07%
2012	97		$15.35	to	$15.35	$	1,483	0.24%	0.00%	to	0.25%	15.51%		to	15.51%
NEUBERGER BERMAN AMT MID CAP GROWTH PORTFOLIO CLASS I
2016	12		$19.23	to	$19.23	$	237	0.00%	0.00%	to	0.00%	4.39%		to	4.39%
2015	13		$18.42	to	$18.42	$	244	0.00%	0.00%	to	0.00%	1.28%		to	1.28%
2014	12		$18.18	to	$18.18	$	210	0.00%	0.00%	to	0.00%	7.57%		to	7.57%
2013	17		$16.90	to	$16.90	$	283	0.00%	0.00%	to	0.00%	32.55%		to	32.55%
2012	21		$12.75	to	$12.75	$	263	0.00%	0.00%	to	0.25%	12.27%		to	12.27%
NEUBERGER BERMAN AMT MID CAP INTRINSIC VALUE PORTFOLIO (Effective date 05/01/2006)
2016	32		$22.36	to	$22.36	$	712	0.67%	0.00%	to	0.00%	16.17%		to	16.17%
2015	36		$19.24	to	$19.24	$	688	0.75%	0.00%	to	0.00%	(8.34	) %	to	(8.34	) %
2014	40		$21.00	to	$21.00	$	837	1.12%	0.00%	to	0.00%	13.88%		to	13.88%
2013	38		$18.44	to	$18.44	$	698	1.22%	0.00%	to	0.00%	37.00%		to	37.00%
2012	92		$13.46	to	$13.46	$	1,237	0.35%	0.00%	to	0.40%	14.75%		to	14.85%
NEUBERGER BERMAN AMT SOCIALLY RESPONSIVE PORTFOLIO (Effective date 08/20/2001)
2016	0		$28.09	to	$28.09	$	7	0.00%	0.00%	to	0.00%	9.86%		to	9.86%
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA (Effective date 05/01/2015)
2016	23		$11.04	to	$11.04	$	253	0.01%	0.00%	to	0.00%	18.05%		to	18.05%
2015	0	*	$9.36	to	$9.36	$	2	0.00%	0.00%	to	0.00%	(6.46	) %	to	(6.46	) %
PIMCO VIT HIGH YIELD PORTFOLIO
2016	21		$22.58	to	$22.58	$	483	5.22%	0.00%	to	0.00%	12.44%		to	12.44%
2015	24		$20.08	to	$20.08	$	476	5.27%	0.00%	to	0.00%	(1.64	) %	to	(1.64	) %
2014	21		$20.42	to	$20.42	$	432	5.29%	0.00%	to	0.00%	3.34%		to	3.34%
2013	23		$19.76	to	$19.76	$	450	5.45%	0.00%	to	0.00%	5.72%		to	5.72%
2012	24		$18.69	to	$18.69	$	455	2.77%	0.00%	to	0.40%	13.51%		to	13.69%
PIMCO VIT LOW DURATION PORTFOLIO
2016	326		$14.92	to	$14.92	$	4,862	1.44%	0.00%	to	0.00%	1.41%		to	1.41%
2015	163		$14.71	to	$14.71	$	2,400	3.35%	0.00%	to	0.00%	0.31%		to	0.31%
2014	186		$14.67	to	$14.67	$	2,735	1.12%	0.00%	to	0.00%	0.89%		to	0.89%
2013	295		$14.54	to	$14.54	$	4,290	1.46%	0.00%	to	0.00%	(0.14	) %	to	(0.14	) %
2012	491		$14.56	to	$14.56	$	7,144	1.01%	0.00%	to	0.40%	5.36%		to	5.52%

(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31							For the year or period ended December 31
	Units						Net Assets	Investment	Expense Ratio
INVESTMENT DIVISIONS	(000s)		Unit Fair Value				(000s)	Income Ratio	lowest to highest			Total Return
			(a)		(b)							(a)			(b)
PIMCO VIT REAL RETURN PORTFOLIO
2016	36		$17.02	to	$17.02	$	619	2.27%	0.00%	to	0.00%	5.19%		to	5.19%
2015	69		$16.18	to	$16.18	$	1,115	4.66%	0.00%	to	0.00%	(2.71	) %	to	(2.71	) %
2014	53		$16.63	to	$16.63	$	880	1.44%	0.00%	to	0.00%	3.10%		to	3.10%
2013	74		$16.13	to	$16.13	$	1,196	1.70%	0.00%	to	0.00%	(9.23	) %	to	(9.23	) %
2012	66		$17.77	to	$17.77	$	1,181	0.71%	0.00%	to	0.40%	8.25%		to	8.33%
PIMCO VIT TOTAL RETURN PORTFOLIO
2016	185		$18.73	to	$18.73	$	3,456	2.14%	0.00%	to	0.00%	2.68%		to	2.68%
2015	352		$18.24	to	$18.24	$	6,428	4.80%	0.00%	to	0.00%	0.45%		to	0.45%
2014	461		$18.16	to	$18.16	$	8,372	2.21%	0.00%	to	0.00%	4.31%		to	4.31%
2013	484		$17.41	to	$17.41	$	8,425	2.21%	0.00%	to	0.00%	(1.97	) %	to	(1.97	) %
2012	465		$17.76	to	$17.76	$	8,250	1.42%	0.00%	to	0.40%	9.02%		to	9.16%
PIONEER REAL ESTATE SHARES VCT PORTFOLIO (Effective date 04/29/2016)
2016	0	*	$10.38	to	$10.38	$	2	1.07%	0.00%	to	0.00%	3.61%		to	3.61%
PUTNAM VT EQUITY INCOME FUND (Effective date 04/24/2009)
2016	11		$30.11	to	$30.11	$	333	1.91%	0.00%	to	0.00%	13.96%		to	13.96%
2015	10		$26.42	to	$26.42	$	276	1.69%	0.00%	to	0.00%	(2.79	) %	to	(2.79	) %
2014	9		$27.18	to	$27.18	$	235	1.80%	0.00%	to	0.00%	12.97%		to	12.97%
2013	9		$24.06	to	$24.06	$	225	2.02%	0.00%	to	0.00%	32.71%		to	32.71%
2012	9		$18.13	to	$18.13	$	169	1.32%	0.00%	to	0.40%	18.24%		to	18.32%
PUTNAM VT HIGH YIELD FUND (Effective date 04/24/2009)
2016	29		$21.78	to	$21.78	$	623	6.12%	0.00%	to	0.00%	15.66%		to	15.66%
2015	28		$18.83	to	$18.83	$	520	2.01%	0.00%	to	0.00%	(5.14	) %	to	(5.14	) %
2014	5		$19.86	to	$19.86	$	93	6.17%	0.00%	to	0.00%	1.95%		to	1.95%
2013	6		$19.48	to	$19.48	$	118	7.01%	0.00%	to	0.00%	8.10%		to	8.10%
2012	4		$18.02	to	$18.02	$	74	2.79%	0.00%	to	0.40%	15.68%		to	15.69%
PUTNAM VT INTERNATIONAL GROWTH FUND (Effective date 04/24/2009)
2016	0	*	$17.91	to	$17.91	$	7	0.00%	0.00%	to	0.00%	(6.47	) %	to	(6.47	) %
PUTNAM VT MULTI-CAP VALUE FUND (Effective date 04/24/2009)
2016	2		$32.11	to	$32.11	$	73	0.69%	0.00%	to	0.00%	13.23%		to	13.23%
2015	1		$28.35	to	$28.35	$	34	0.00%	0.00%	to	0.00%	(4.06	) %	to	(4.06	) %
ROYCE CAPITAL FUND - MICRO-CAP PORTFOLIO (Effective date 05/01/2006)
2016	2		$14.05	to	$14.05	$	26	0.39%	0.00%	to	0.00%	19.37%		to	19.37%
2015	4		$11.77	to	$11.77	$	48	0.00%	0.00%	to	0.00%	(12.61	) %	to	(12.61	) %
2014	13		$13.47	to	$13.47	$	179	0.00%	0.00%	to	0.00%	(3.85	) %	to	(3.85	) %
2013	16		$14.01	to	$14.01	$	226	0.33%	0.00%	to	0.00%	20.67%		to	20.67%
2012	42		$11.61	to	$11.61	$	492	0.00%	0.00%	to	0.40%	6.55%		to	6.59%
ROYCE CAPITAL FUND - SMALL-CAP PORTFOLIO (Effective date 05/01/2006)
2016	60		$18.87	to	$18.87	$	1,124	1.70%	0.00%	to	0.00%	20.54%		to	20.54%
2015	60		$15.65	to	$15.65	$	946	0.38%	0.00%	to	0.00%	(11.97	) %	to	(11.97	) %
2014	59		$17.78	to	$17.78	$	1,053	0.00%	0.00%	to	0.00%	2.89%		to	2.89%
2013	60		$17.28	to	$17.28	$	1,042	0.93%	0.00%	to	0.00%	34.47%		to	34.47%
2012	69		$12.85	to	$12.85	$	882	0.01%	0.00%	to	0.40%	11.61%		to	11.79%
T. ROWE PRICE BLUE CHIP GROWTH PORTFOLIO (Effective date 05/01/2015)
2016	6		$10.46	to	$10.46	$	67	0.00%	0.00%	to	0.00%	0.53%		to	0.53%

(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31						For the year or period ended December 31
	Units					Net Assets	Investment	Expense Ratio
INVESTMENT DIVISIONS	(000s)	Unit Fair Value				(000s)	Income Ratio	lowest to highest			Total Return
		(a)		(b)							(a)			(b)
VAN ECK VIP EMERGING MARKETS FUND (Effective date 05/05/2008)
2016	1	$35.20	to	$35.20	$	37	0.44%	0.00%	to	0.00%	0.10%		to	0.10%
2015	1	$35.14	to	$35.14	$	41	0.51%	0.00%	to	0.00%	(13.99	) %	to	(13.99	) %
2014	1	$40.87	to	$40.87	$	41	0.44%	0.00%	to	0.00%	(0.41	) %	to	(0.41	) %
2013	1	$41.04	to	$41.04	$	33	1.18%	0.00%	to	0.00%	12.04%		to	12.04%
2012	1	$36.63	to	$36.63	$	22	0.00%	0.00%	to	0.40%	27.07%		to	27.07%
VAN ECK VIP GLOBAL HARD ASSETS FUND (Effective date 05/05/2008)
2016	13	$56.95	to	$56.95	$	752	0.43%	0.00%	to	0.00%	43.71%		to	43.71%
2015	18	$39.63	to	$39.63	$	719	0.03%	0.00%	to	0.00%	(33.45	) %	to	(33.45	) %
2014	10	$59.54	to	$59.54	$	623	0.09%	0.00%	to	0.00%	(19.11	) %	to	(19.11	) %
2013	9	$73.61	to	$73.61	$	641	0.64%	0.00%	to	0.00%	10.56%		to	10.56%
2012	3	$66.58	to	$66.58	$	173	0.35%	0.00%	to	0.40%	2.55%		to	2.67%

* The Investment Division has units and/or assets that round to less than   $1,000 or 1,000 units.

(a) The amounts in these columns are associated with the highest Expense Ratio.

(b) The amounts in these columns are associated with the lowest Expense Ratio.

(Concluded)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of

COLI VUL-2 Series Account

and the Board of Directors of

Great-West Life & Annuity Insurance Company

We have audited the accompanying statements of assets and liabilities of each of the investment divisions of the COLI VUL-2 Series Account of Great-West Life & Annuity Insurance Company (the “Series Account”) as listed in Appendix A as of December 31, 2016, and the related statements of operations, the statements of changes in net assets, and the financial highlights in Note 4 for each of the periods presented. These financial statements and financial highlights are the responsibility of the Series Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Series Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the mutual fund companies; where replies were not received from mutual fund companies, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the investment divisions of the COLI VUL-2 Series Account of Great-West Life & Annuity Insurance Company as listed in Appendix A as of December 31, 2016, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

April 7, 2017

COLI VUL-2 SERIES ACCOUNT OF GREAT-WEST LIFE & ANNUITY

INSURANCE COMPANY

APPENDIX A

ALGER SMALL CAP GROWTH PORTFOLIO

AMERICAN CENTURY INVESTMENTS VP CAPITAL APPRECIATION FUND

AMERICAN CENTURY INVESTMENTS VP INCOME & GROWTH FUND

AMERICAN CENTURY INVESTMENTS VP INFLATION PROTECTION FUND

AMERICAN CENTURY INVESTMENTS VP INTERNATIONAL FUND

AMERICAN CENTURY INVESTMENTS VP ULTRA FUND

AMERICAN CENTURY INVESTMENTS VP VALUE FUND

AMERICAN FUNDS IS GLOBAL SMALL CAPITALIZATION FUND

AMERICAN FUNDS IS GROWTH FUND

AMERICAN FUNDS IS INTERNATIONAL FUND

AMERICAN FUNDS IS NEW WORLD FUND

COLUMBIA VARIABLE PORTFOLIO - SMALL CAP VALUE FUND

DAVIS FINANCIAL PORTFOLIO

DAVIS VALUE PORTFOLIO

DELEWARE VIP SMALL CAP VALUE SERIES

DEUTSCHE CORE EQUITY VIP

DEUTSCHE GLOBAL SMALL CAP VIP

DEUTSCHE HIGH INCOME VIP

DEUTSCHE LARGE CAP VALUE VIP

DEUTSCHE SMALL CAP INDEX VIP

DEUTSCHE SMALL MID CAP VALUE VIP

DREYFUS IP TECHNOLOGY GROWTH PORTFOLIO

DREYFUS STOCK INDEX FUND, INC

DREYFUS VIF APPRECIATION PORTFOLIO

DREYFUS VIF INTERNATIONAL EQUITY PORTFOLIO

FEDERATED HIGH INCOME BOND FUND II

FEDERATED KAUFMANN FUND II

FIDELITY VIP CONTRAFUND PORTFOLIO

FIDELITY VIP GROWTH PORTFOLIO

FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO

FIDELITY VIP MID CAP PORTFOLIO

GOLDMAN SACHS VIT MID CAP VALUE FUND

GREAT-WEST AGGRESSIVE PROFILE I FUND

COLI VUL-2 SERIES ACCOUNT OF GREAT-WEST LIFE & ANNUITY

INSURANCE COMPANY

APPENDIX A (Continued)

GREAT-WEST ARIEL MID CAP VALUE FUND

GREAT-WEST BOND INDEX FUND

GREAT-WEST CONSERVATIVE PROFILE I FUND

GREAT-WEST FEDERATED BOND FUND

GREAT-WEST GOLDMAN SACHS MID CAP VALUE FUND

GREAT-WEST GOVERNMENT MONEY MARKET FUND

GREAT-WEST INTERNATIONAL INDEX FUND

GREAT-WEST LIFETIME 2015 FUND

GREAT-WEST LIFETIME 2015 FUND II

GREAT-WEST LIFETIME 2025 FUND

GREAT-WEST LIFETIME 2025 FUND II

GREAT-WEST LIFETIME 2030 FUND

GREAT-WEST LIFETIME 2035 FUND

GREAT-WEST LIFETIME 2035 FUND II

GREAT-WEST LIFETIME 2040 FUND

GREAT-WEST LIFETIME 2045 FUND

GREAT-WEST LIFETIME 2045 FUND II

GREAT-WEST LIFETIME 2055 FUND

GREAT-WEST LIFETIME 2055 FUND II

GREAT-WEST LOOMIS SAYLES BOND FUND

GREAT-WEST LOOMIS SAYLES SMALL CAP VALUE FUND

GREAT-WEST MFS INTERNATIONAL VALUE FUND

GREAT-WEST MODERATE PROFILE I FUND

GREAT-WEST MODERATELY AGGRESSIVE PROFILE I FUND

GREAT-WEST MODERATELY CONSERVATIVE PROFILE I FUND

GREAT-WEST MULTI-MANAGER LARGE CAP GROWTH FUND

GREAT-WEST S&P MID CAP 400® INDEX FUND

GREAT-WEST S&P SMALL CAP 600® INDEX FUND

GREAT-WEST SHORT DURATION BOND FUND

GREAT-WEST SMALL CAP GROWTH FUND

GREAT-WEST T. ROWE PRICE EQUITY INCOME FUND

GREAT-WEST T. ROWE PRICE MID CAP GROWTH FUND

GREAT-WEST TEMPLETON GLOBAL BOND FUND

COLI VUL-2 SERIES ACCOUNT OF GREAT-WEST LIFE & ANNUITY

INSURANCE COMPANY

APPENDIX A (Continued)

GREAT-WEST U.S. GOVERNMENT MORTGAGE SECURITIES FUND

INVESCO V.I. CORE EQUITY FUND

INVESCO V.I. DIVERSIFIED DIVIDEND FUND

INVESCO V.I. GLOBAL HEALTH CARE FUND

INVESCO V.I. GLOBAL REAL ESTATE FUND

INVESCO V.I. INTERNATIONAL GROWTH FUND

INVESCO V.I. MID CAP CORE EQUITY FUND

INVESCO V.I. TECHNOLOGY FUND

JANUS ASPEN BALANCED PORTFOLIO

JANUS ASPEN FLEXIBLE BOND PORTFOLIO

JANUS ASPEN FORTY PORTFOLIO

JANUS ASPEN GLOBAL RESEARCH PORTFOLIO

JANUS ASPEN GLOBAL TECHNOLOGY PORTFOLIO

JANUS ASPEN OVERSEAS PORTFOLIO

JPMORGAN INSURANCE TRUST INTREPID MID CAP PORTFOLIO

LORD ABBETT SERIES DEVELOPING GROWTH PORTFOLIO

MFS VIT VALUE SERIES

NEUBERGER BERMAN AMT GUARDIAN PORTFOLIO

NEUBERGER BERMAN AMT LARGE CAP VALUE PORTFOLIO

NEUBERGER BERMAN AMT MID CAP GROWTH PORTFOLIO CLASS I

NEUBERGER BERMAN AMT MID CAP GROWTH PORTFOLIO CLASS S

NEUBERGER BERMAN AMT MID CAP INTRINSIC VALUE PORTFOLIO

NEUBERGER BERMAN AMT SMALL CAP GROWTH PORTFOLIO

NEUBERGER BERMAN AMT SOCIALLY RESPONSIVE PORTFOLIO

OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

PIMCO VIT HIGH YIELD PORTFOLIO

PIMCO VIT LOW DURATION PORTFOLIO

PIMCO VIT REAL RETURN PORTFOLIO

PIMCO VIT TOTAL RETURN PORTFOLIO

PIONEER REAL ESTATE SHARES VCT PORTFOLIO

PUTNAM VT EQUITY INCOME FUND

PUTNAM VT HIGH YIELD FUND

PUTNAM VT INTERNATIONAL GROWTH FUND

COLI VUL-2 SERIES ACCOUNT OF GREAT-WEST LIFE & ANNUITY

INSURANCE COMPANY

APPENDIX A (Concluded)

PUTNAM VT MULTI-CAP VALUE FUND

ROYCE CAPITAL FUND - MICRO-CAP PORTFOLIO

ROYCE CAPITAL FUND - SMALL-CAP PORTFOLIO

T.ROWE PRICE BLUE CHIP GROWTH PORTFOLIO

VAN ECK VIP EMERGING MARKETS FUND

VAN ECK VIP GLOBAL HARD ASSETS FUND

PART C:

OTHER INFORMATION

Item 26. Exhibits

a)

Board of Directors Resolution. Resolution authorizing establishment of Registrant is incorporated by reference to initial Registrant’s Registration Statement on Form S-6 filed on January 22, 1999 (File No. 333-70963).

b)	Custodian Agreements. None.

c)

Underwriting Contracts. Copy of underwriting contract between Great-West Life & Annuity Insurance Company (“Great- West”) and GWFS Equities, Inc. (formerly BenefitsCorp Equities, Inc.) is incorporated by reference to Registrant’s Post- Effective Amendment No. 9 on Form N-6 filed on April 29, 2003 (File No. 333-70963).

d)	Policies.

1)	Specimen Policy Form 355-CSO is incorporated by reference to Registrant’s Post-Effective Amendment No. 17 on form N-6 filed on September 30, 2008 (File No. 333-70963).

2)

Specimen Term Life Insurance Rider (Form J355rider-CSO for policies issued after January 1, 2009) is incorporated by reference to Registrant’s Post-Effective Amendment No. 17 on form N-6 filed on September 30, 2008 (File No. 333-70963).

3)	Specimen Policy Free-Look Endorsement is incorporated by reference to Registrant’s Post-Effective Amendment No. 1 on Form S-6 filed on April 27, 2000 (File No. 333-70963).

4)	Specimen Policy Return of Expense Charge Endorsement is incorporated by reference to Registrant’s Post-Effective Amendment No. 4 on Form S-6 filed on April 25, 2001 (File No. 333-70963).

5)	Change of Insured Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 10 on Form N-6 filed on April 30, 2004 (File Nos. 333-70963 and 811-09201).

6)

Specimen Fixed Account Endorsement Form 379 is incorporated by reference to Registrant’s Post- Effective Amendment No. 19 to Registration Statement on Form N-6 as filed on December 17, 2008 (File No. 333-70963).

7)

Specimen Policy Form J355rev2 is incorporated by reference to Registrant’s Post-Effective Amendment No. 25 to Registration Statement on Form N-6 as filed on April 27, 2012 (File Nos. 333-70963 and 811-09201).

8)

Specimen Policy Endorsement (Form ICC 12-J801) is incorporated by reference to Registrant’s Post- Effective Amendment No. 26 to Registration Statement filed on Form N-6 as filed on September 27, 2012 (File No. 333-70963).

9)	Specimen Policy Form J355rev3 is incorporated by reference to Registrant’s Post-Effective Amendment No. 28 to Registration Statement on Form N-6 as filed on February 28, 2014 (File No. 333-70963).

10)	Specimen Policy Form ICC14-J355X incorporated by reference to Registrant’s Post-Effective Amendment No. 29 to Registration Statement on Form N-6 as filed on December 19, 2014 (File No. 333-70963).

e)	Applications. Specimen Application is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 on Form S-6 filed on June 23, 1999 (File No. 333-70963).

f)	1) Depositor’s Certificate of Incorporation are incorporated by reference to Registrant’s Post-Effective Amendment No. 32 on Form N-6 as filed on April 29, 2015 (File Nos. 333-70963 and 811-09201).

2)	By-Laws of Great-West are incorporated by reference to Registrant’s Post-Effective Amendment No. 32 on Form N-6 as filed on April 29, 2015 (File Nos. 333-70963 and 811-09201).

g)	Reinsurance Contracts.

1)

Automatic YRT Reinsurance Agreement Effective October 1, 2008 between Great-West and The Canada Life Assurance Company (redacted), Amendment 1 to the Automatic YRT Reinsurance Agreement Effective October 1, 2008 dated August 1, 2010 (redacted) and Amendment 2 to the Automatic YRT Reinsurance Agreement Effective October 1, 2008 dated August 1, 2010 (redacted) are incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West Life & Annuity Insurance Company of New York(“Great-West of New York”) on Form N-6 on April 26, 2011 (File No. 333-146241).

2)

Automatic/Facultative YRT Guaranteed Issue and Fully Underwritten Reinsurance Agreement between Great-West and RGA Reinsurance Company effective May 1, 2010 (redacted) is incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West of New York on Form N-6 on April 26, 2011 (File No. 333-146241).

3)

Automatic Yearly Renewable Term Reinsurance Agreement between Great-West and SCOR Global Life U.S. Re Insurance Company effective May 1, 2010 (redacted) is incorporated by reference to Post- Effective Amendment No. 6 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West of New York on Form N-6 on April 26, 2011 (File No. 333-146241).

4)

Automatic Yearly Renewable Term Reinsurance Agreement between Great-West and Hannover Life Reassurance Company of America effective May 1, 2010 (redacted) is incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West of New York on Form N-6 on April 26, 2011 (File No. 333-146241).

h)	Participation Agreements.

1)

Participation Agreement among Great-West, AIM Variable Insurance Funds, Inc., and AIM Distributors, Inc., dated March 30, 2005, is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form N-6 filed on April 29, 2005 (File No. 333-70963).

2)

First Amendment to Participation Agreement among AIM Variable Insurance Funds, AIM Distributors, Inc. and Great-West dated April 30, 2004, is incorporated by reference to Pre Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West of New York on Form N-6 filed on December 4, 2007 (File No. 333-146241).

3)

Second Amendment to Participation Agreement among AIM Variable Insurance Funds, AIM Distributors, Inc. and Great-West dated April 30, 2004, is incorporated by reference to Pre Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West of New York on Form N-6 filed on December 4, 2007 (File No. 333-146241).

4)	Third Amendment to Participation Agreement among AIM Variable Insurance Funds, AIM Distributors, Inc. and Great-West dated April 30, 2004, is incorporated by reference to Pre

Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West of New York on Form N-6 filed on December 4, 2007 (File No. 333-146241).

5)

Fund Participation Agreement among Great-West, American Century Investment Management, Inc., and Fund Distributors, dated September 14, 1999, is incorporated by reference to Registrant’s Post-Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

6)

First Amendment to Fund Participation Agreement among Great-West, American Century Investment Management, Inc. and Fund Distributors, dated April 20, 2000, is incorporated by reference to Registrant’s Post-Effective Amendment No. 13 on Form N-6 filed on April 28, 2006 (File No. 333-70963).

7)

Second Amendment to Fund Participation Agreement among Great-West, American Century Investment Management, Inc. and Fund Distributors, dated May 1, 2002, is incorporated by reference to Registrant’s Post-Effective Amendment No. 13 on Form N-6 filed on April 28, 2006 (File No. 333-70963).

8)

Third Amendment to Fund Participation Agreement among Great-West, American Century Investment Management, Inc., and Fund Distributors, dated April 26, 2005, is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form N-6 filed on April 29, 2005 (File No. 333-70963).

9)

Fourth Amendment to Fund Participation Agreement among Great-West, American Century Investment Management, Inc., and Fund Distributors, dated September 17, 2007 is incorporated by reference to the Initial Registration Statement filed by COLI VUL-4 Series Account of Great-West of New York on Form N-6 filed on September 21, 2007 (File No. 333-146241).

10)

Fund Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), American Funds Insurance Series and Capital Research and Management Company dated January 28, 2008 is incorporated by reference to Registrant’s Post-Effective No. 16 on Form N-6 filed on April 21, 2008 (File No. 333-70963).

11)

Fund Participation Agreement among Great-West, Davis Variable Account Fund, Inc., Davis Selected Advisers, L.P. and Davis Distributors, LLC, dated December 16, 2004, is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form N-6 filed on April 29, 2005 (File No. 333-70963).

12)

First Amendment to Fund Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), Davis Variable Account Fund, Inc., Davis Selected Advisers, L.P., and Davis Distributors, LLC, dated July 2, 2007 is incorporated by reference to the Initial Registration Statement filed by COLI VUL-4 Series Account of First Great-West on Form N-6 filed on September 21, 2007 (File No. 333-146241).

13)

Fund Participation Agreement between Great-West and Dreyfus Stock Index Fund Inc. (formerly known as Dreyfus Life & Annuity Index Fund, Inc.), dated December 31, 1998, is incorporated by reference to Registrant’s Post- Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

14)

Amendment to Fund Participation Agreement between Great-West and Dreyfus Stock Index Fund, Inc. (formerly known as Dreyfus Life & Annuity Index Fund, Inc.), dated March 15, 1999, is incorporated by reference to Registrant’s Post-Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

15)	Amendment to Fund Participation Agreement among Great-West, Dreyfus Growth and Value Funds, Inc., Dreyfus Life & Annuity Index Fund, Inc., and Dreyfus Variable Investment Fund,

dated January 1, 2002, is incorporated by reference to Registrant’s Post-Effective Amendment No. 13 on Form N-6 filed on April 28, 2006 (File No. 333-70963).

16)

Second Amendment to Fund Participation Agreement among Great-West, Dreyfus Stock Index Fund, Inc. (formerly known as Dreyfus Life & Annuity Index Fund, Inc.) and Dreyfus Variable Investment Fund is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form N-6 filed on April 29, 2005 (File No. 333-70963).

17)

Third Amendment to Fund Participation Agreement among Great-West, Dreyfus Stock Index Fund, Inc. (formerly known as Dreyfus Life & Annuity Index Fund, Inc.) and Dreyfus Variable Investment Fund, dated December 1, 2004, is incorporated by reference to Registrant’s Post-Effective Amendment No. 13 on Form N-6 filed on April 28, 2006 (File No. 333-70963).

18)

Fourth Amendment to Fund Participation Agreement among Great-West, First Great-West (now known as Great- West of New York), Dreyfus Stock Index Fund, Inc. (formerly known as Dreyfus Life & Annuity Index Fund, Inc.) and Dreyfus Variable Investment Fund, dated July 31, 2007 is incorporated by reference to Initial Registration Statement filed by COLI VUL-4 Series Account of First Great-West on Form N-6 filed on September 21, 2007 (File No. 333-146241).

19)

Participation Agreement among Great-West, Variable Insurance Products Fund and Fidelity Distributors Corporation, dated February 1, 1994, is incorporated by reference to Registrant’s Post-Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

20)

First Amendment to Participation Agreement among Great-West, Variable Insurance Products Fund and Fidelity Distributors Corporation, dated November 1, 2000, is incorporated by reference to Registrant’s Post-Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

21)

Second Amendment to Participation Agreement among Great-West, Variable Insurance Products Fund and Fidelity Distributors Corporation, dated May 1, 2001, is incorporated by reference to Registrant’s Post-Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

22)

Participation Agreement among Great-West, Variable Insurance Products Fund II and Fidelity Distributors Corporation, dated May 1, 1999, is incorporated by reference to Registrant’s Post-Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

23)

First Amendment to Participation Agreement among Great-West, Variable Insurance Products Fund II and Fidelity Distributors Corporation, dated November 1, 2000, is incorporated by reference to Registrant’s Post-Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

24)

Participation Agreement among Great-West, Variable Insurance Products Fund III and Fidelity Distributors Corporation, dated November 1, 2000, is incorporated by reference to Registrant’s Post-Effective Amendment No. 13 on Form N-6 filed on April 28, 2006 (File No. 333-70963).

25)

First Amendment to Participation Agreement among Great-West, Variable Insurance Products Fund III and Fidelity Distributors Corporation, dated May 1, 2001, is incorporated by reference to Registrant’s Post-Effective Amendment No. 13 on Form N-6 filed on April 28, 2006 (File No. 333-70963).

26)

Amended and Restated Fund Participation Agreement among Great-West, Variable Insurance Products Funds, and Fidelity Distributors Corporation dated October 26, 2006 is incorporated by reference to Registrant’s Post-Effective Amendment No. 14 to the Registration Statement filed on Form N-6 on April 30, 2007 (File No. 333-70963).

27)

Amendment to Fund Participation Agreement among Great-West, Variable Insurance Products Funds, and Fidelity Distributors Corporation dated May 16, 2007 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West on Form N-6 filed on November 1, 2007 (File No. 333-145333).

28)

Second Amendment to Amended and Restated Participation Agreement among Great-West, Variable Insurance Products I, Variable Insurance Products II, Variable Insurance Products III, Variable Insurance Products IV, Variable Insurance Products V and Fidelity Distributors Corporation dated August 29, 2007 is incorporated by reference toPre-Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West on Form N-6 filed on November 1, 2007 (File No. 333-145333).

29)

Fund Participation Agreement among Great-West, Janus Aspen Series and Janus Capital Corporation, dated June 1, 1998, is incorporated by reference to Registrant’s Post-Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

30)

Letter Agreement Supplement to Fund Participation Agreement among Great-West, Janus Aspen Series and Janus Capital Corporation, dated April 27, 1998, is incorporated by reference to Registrant’s Post-Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

31)

Amendment to Fund Participation Agreement among Great-West, Janus Aspen Series and Janus Capital Corporation, dated December 1, 1998, is incorporated by reference to Registrant’s Post-Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

32)

Amendment to Fund Participation Agreement among Great-West, Janus Aspen Series and Janus Capital Corporation, dated October 4, 1999, is incorporated by reference to Registrant’s Post-Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

33)

Third Amendment to Fund Participation Agreement between Great-West, Janus Aspen Series and Janus Capital Corporation, dated September 14, 2007 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West on Form N-6 filed on November 1, 2007 (File No. 333-145333).

34)

Amendment to Fund Participation Agreement among Great-West, Janus Aspen Series, and Janus Capital Corporation dated January 31, 2007 is incorporated by reference to Registrant’s Post-Effective Amendment No. 17 on form N-6 filed on September 30, 2008 (File No. 333-70963).

35)

Agreement between Great-West and Maxim Series Fund, Inc. (now known as Great-West Funds, Inc.) is incorporated by reference to Registrant’s Post-Effective Amendment No. 13 on Form N-6 filed on April 28, 2006 (File No. 333-70963).

36)

Amendment to Agreement between Great-West, First Great-West (now known as Great-West of New York), and Maxim Series Fund, Inc. (now known as Great-West Funds, Inc.) dated November 1, 2007, is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West on Form N-6 filed on November 1, 2007 (File No. 333-145333).

37)

Fund Participation Agreement among Great-West, Neuberger Berman Advisers Management Trust, Advisers Managers Trust, and Neuberger Berman Management Incorporated, dated January 1, 1999, is incorporated by reference to Registrant’s Post-Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

38)

Amendment to Fund Participation Agreement among Great-West, Neuberger Berman Advisers Management Trust, Advisers Managers Trust, and Neuberger Berman Management Incorporated, dated October 24, 2007 is incorporated by reference to Pre-Effective Amendment No. 1 to the

Registration Statement filed by COLI VUL-4 Series Account of Great-West of New York on Form N-6 filed on December 4, 2007 (File No. 333-146241).

39)

Fund Participation Agreement among Great-West, PIMCO Variable Insurance Trust, Pacific Investment Management Company LLC and PIMCO Advisors Distributors LLC, dated March 1, 2004 is incorporated by reference to Registrant’s Post-Effective Amendment No. 10 on Form N-6 filed on May 3, 2004 (File No. 333-70963).

40)

First Amendment to Participation Agreement among Great-West, PIMCO Variable Trust, Pacific Investment Management Company, LLC, Allianz Global Investors Distributors, LLC and First-Great-West dated August 31, 2007 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West on Form N-6 filed on November 1, 2007 (File No. 333-145333).

41)

Fund Participation Agreement among Great-West, Scudder Variable Series I, Scudder Variable Series II, Scudder Investment VIT Funds, Deutsche Investment Management Americas, Inc., Deutsche Asset Management, Inc. and Scudder Distributors, dated March 31, 2005, is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form N-6 filed on April 29, 2005 (File No. 333-70963).

42)

First Amendment to Fund Participation Agreement among Great-West, DWS Variable Series I (formerly Scudder Variable Series I), DWS Variable Series II (formerly Scudder Variable Series II), DWS Investments VIT Funds (formerly Scudder Investments VIT Funds), Deutsche Investment Management Americas Inc., DWS Scudder Distributors, Inc. (formerly Scudder Distributors, Inc.) and First Great-West (now known as Great-West of New York) dated April 11, 2007 is incorporated by reference to the Initial Registration Statement of COLI VUL-4 Series Account of Great-West of New York filed on September 21, 2007 (File No. 333-146241).

43)

Second Amendment to Fund Participation Agreement among Great-West, DWS Variable Series I (formerly Scudder Variable Series I), DWS Variable Series II (formerly Scudder Variable Series II), DWS Investments VIT Funds (formerly Scudder Investments VIT Funds), Deutsche Investment Management Americas Inc., DWS Scudder Distributors, Inc. (formerly Scudder Distributors, Inc.) and First Great-West (now known as Great-West of New York) dated July 1, 2007 is incorporated by reference to the Initial Registration Statement of COLI VUL-4 Series Account of Great-West of New York filed on September 21, 2007 (File No. 333-146241).

44)

Fund Participation Agreement among Great-West, Royce Capital Fund, and Royce & Associates, LLC dated September 30, 2005 is incorporated by reference to Registrant’s Post-Effective Amendment No. 14 to the Registration Statement filed on Form N-6 on April 30, 2007 (File No. 333-70963).

45)

Participation Agreement among Van Eck Worldwide Insurance Trust, Van Eck Securities Corporation, Van Eck Associates Corporation, Great-West and First Great-West dated October 11, 2007 is incorporated by reference to Registrant’s Post-Effective Amendment No. 16 on Form N-6, as filed on April 21, 2008 (File No. 333-70963).

46)

Participation Agreement among Putnam Variable Trust, Putnam Management Limited Partnership, Great-West and First Great-West (now known as Great-West of New York) dated April 30, 2008 is incorporated by reference to Registrant’s Post-Effective Amendment No. 17 on form N-6 filed on September 30, 2008 (File No. 333-70963).

47)

Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), Columbia Funds Variable Insurance Trust, Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. dated April 30, 2009 is incorporated by reference to Registrant’s Post-Effective Amendment No. 21 on form N-6 filed on April 16, 2010 (File No. 333-70963).

48)

Amendment to Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), Royce Capital Fund, and Royce and Associates, LLC dated May 1, 2009 is incorporated by reference to Registrant’s Post-Effective Amendment No. 21 on form N-6 filed on April 16, 2010 (File No. 333-70963).

49)

Second Amendment to the Fund Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), The Alger American Fund, Fred Alger Management, Inc., and Fred Alger & Company, Inc. dated November 2, 2009 is incorporated by reference to Registrant’s Post-Effective Amendment No. 21 on form N-6 filed on April 16, 2010 (File No. 333-70963).

50)

Fund Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), Federated Insurance Series and Federated Securities Corp. dated March 3, 2012 is incorporated by reference to Registrant’s Post-Effective Amendment No. 25 to Registration Statement on Form N-6 as filed on April 27, 2012 (File No. 333-70963).

51)

First Amendment to Fund Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), GWFS Equities, Inc., Federated Insurance Series and Federated Securities Corp. dated March 3, 2012 is incorporated by reference to Registrant’s Post-Effective Amendment No. 25 to Registration Statement on Form N-6 as filed on April 27, 2012 (File Nos. 333-70963 and 811-09201).

52)

Participation Agreement among Great-West, Great-West of New York, Goldman Sachs Variable Insurance Trust, and Goldman, Sachs & Co. dated April 25, 2013 is incorporated by reference to Registrant’s Post-Effective Amendment No. 27 to Registration Statement on Form N-6 as filed on April 26, 2013 (File No. 333-70963).

53)

Participation Agreement with Delaware Group Premium Fund (now known as Delaware VIP Trust) is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, filed by Variable Annuity-1 Series Account of Great-West on April 24, 2001 (File No. 333-52956); Amendments to Participation Agreement with Delaware VIP Trust are incorporated by reference to Post-Effective Amendment No. 10 to Variable Annuity-1 Series Account of Great-West’s Registration Statement on Form N-4, filed May 29, 2003 (File No. 333-52956); Post-Effective Amendment No. 16 on Form N-4 filed on April 29, 2005 (File No. 333-52956); and Pre-Effective Amendment No. 1 to the Registration Statement filed by Variable Annuity-2 Series Account on Form N-4, filed December 30, 2011 (File No. 333-176926).

54)

Amendment to Fund Participation Agreement between Great-West Life & Annuity Insurance Company, Delaware VIP Trust, Delaware Management Company and Delaware Distributors, L.P. dated May 7, 2014 is incorporated by reference to Registrant’s Post-Effective Amendment No. 30 to Registration Statement on Form N-6 as filed on October 22, 2014 (File No. 333-70963).

55)

Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), MFS Variable Insurance Trust I (now known as MFS Variable Insurance Trust), MFS Variable Insurance Trust II, and MFS Fund Distributors, Inc., dated April 1, 2011, is filed herewith.

i)	Administrative Contracts. None.

j)

Other Material Contracts. Form of Rule 22c-2 Shareholder Information Agreement is incorporated by reference to Post Effective Amendment No. 14 to the Registration Statement filed on Form N-6 on April 30, 2007 (File No. 333-70963).

k)

Legal Opinion. An opinion and consent of counsel regarding the legality of the securities being registered is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to Form S-6 filed on June 23, 1999 (File No. 333-70963).

l)	Actuarial Opinion. None.

m)	Calculation of Hypothetical Illustration Value is incorporated by reference to Registrant’s Post Effective Amendment No. 9 to Form N-6 filed on April 29, 2003 (File No. 333-70963).

n)	Other Opinions.

1)	Legal Consent of Carlton Fields Jorden Burt, P.A. is filed herewith.

2)	Written consent of Deloitte & Touche LLP is filed herewith.

o)	Omitted Financial Statements. None

p)	Initial Capital Agreements. None.

q)	Redeemability Exemption. None.

r)

Power of Attorney for Messrs. Bernbach, Coutu, A. Desmarais, O. Desmarais, P. Desmarais, Jr., Doer, Fleming, Généreux, Louvel, Mahon, Nickerson, Orr, Rousseau, Royer, Ryan, Jr., Selitto, Tretiak and Walsh are filed herewith.

Item 27. Directors and Officers of the Depositor.

Name	Principal Business Address	Positions and Offices with Depositor

R.J. Orr	(4)	Chairman of the Board

R.L. Reynolds	(2)	Director, President, and Chief Executive Officer

J.L. Bernbach	32 East 57th Street, 10th Floor New York, NY 10022	Director

M.R. Coutu	Brookfield Asset Management Inc. 335 - 8th Avenue SW - Suite 1700 Calgary, AB T2P 1C9	Director

A.R. Desmarais	(4)	Director

O.A. Desmarais	(4)	Director

P.G. Desmarais, Jr.	(4)	Director

G.A. Doer	(1)	Director

G.J. Fleming	(2)	Director

C. Généreux	(4)	Director

A. Louvel	930 Fifth Avenue, Apt. 17D New York, NY 10021	Director

P.A. Mahon	(1)	Director

J.E.A. Nickerson	H.B. Nickerson & Sons Limited P.O. Box 130 North Sydney, Nova Scotia, Canada B2A 3M2	Director

H.P. Rousseau	(4)	Director

R. Royer	(4)	Director

T.T. Ryan, Jr.	JP Morgan Chase 270 Park Avenue, Floor 47 New York, NY 10017	Director

J.J. Selitto	437 West Chestnut Hill Avenue Philadelphia, PA 19118	Director

G.D. Tretiak	(4)	Director

B.E. Walsh	Saguenay Capital, LLC The Centre at Purchase Two Manhattanville Road, Suite 403 Purchase, NY 10577	Director

E.F. Murphy, III	(2)	President, Empower Retirement

D.L. Musto	(2)	President, Great-West Investments

R.K. Shaw	(2)	President, Individual Markets

A.S. Bolotin	(2)	Senior Vice President and Chief Financial Officer

E.P. Friesen	(2)	Chief Investment Officer, General Account

J.W. Knight	(3)	Senior Vice President & Chief Technology Officer

C.M. Moritz	(2)	Senior Vice President and Chief Financial Officer, Empower Retirement

C.S. Tocher	(2)	Chief Investment Officer, Segregated Funds

R.G. Schultz	(3)	General Counsel, Chief Legal Officer, and Secretary

K.I. Schindler	(2)	Chief Compliance Officer

R.H. Linton, Jr.	(2)	Executive Vice President, Empower Retirement Operations

J.M. Gearin	(2)	Senior Vice President, Empower Retirement Operations

W.S. Harmon	(2)	Head of Core Market

S.E. Jenks	(2)	Senior Vice President, Marketing

R.J. Laeyendecker	(2)	Senior Vice President, Executive Benefits Markets

M.P. McCarthy	(2)	Senior Vice President, National Sales

W.J. McDermott	(2)	Senior Vice President, Large, Mega, NFP Market

D.G. McLeod	(2)	Senior Vice President, Product Management

B.J. Schwartz	(2)	Senior Vice President, Commercial Mortgage Investments

C.G. Step	(2)	Senior Vice President, Empower Retirement Products

W. Van Harlow	(2)	Senior Vice President, Empower Institute and Strategic Solutions

C. E. Waddell	(2)	Senior Vice President, Retirement Solutions

(1)	100 Osborne Street North, Winnipeg, Manitoba, Canada R3C 3A5.
(2)	8515 East Orchard Road, Greenwood Village, Colorado 80111.
(3)	8525 East Orchard Road, Greenwood Village, Colorado 80111.
(4)	Power Financial Corporation, 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3.

Item 28. Person Controlled by or Under Common Control with the Depositor or the Registrant.

The Registrant is a separate account of Great-West Life & Annuity Insurance Company, a stock life company organized under the laws of the State of Colorado (“Depositor”). The Depositor is an indirect subsidiary of Power Corporation of Canada. An organizational chart for Power Corporation of Canada is set out below.

Organizational Chart – December 31, 2016

I.	OWNERSHIP OF POWER CORPORATION OF CANADA

The following sets out the ownership, based on votes attached to the outstanding voting shares, of Power Corporation of Canada:

The Desmarais Family Residuary Trust
99.999% - Pansolo Holding Inc.
59.22% - Power Corporation of Canada

The total voting rights of Power Corporation of Canada (PCC) controlled directly and indirectly by the Desmarais Family Residuary Trust are as follows. There are issued and outstanding as of December 31, 2016 414,461,536 Subordinate Voting Shares (SVS) of PCC carrying one vote per share and 48,854,772 Participating Preferred Shares (PPS) carrying 10 votes per share; hence the total voting rights are 903,009,256.

Pansolo Holding Inc. owns directly 48,363,392 SVS and 48,638,392 PPS, entitling Pansolo Holding Inc. directly to an aggregate percentage of voting rights of 534,747,312 or 59.22% of the total voting rights attached to the shares of PCC.

II. OWNERSHIP BY POWER CORPORATION OF CANADA

Power Corporation of Canada has a voting interest in the following entities:

A. Great-West Life & Annuity Insurance Company Group of Companies (U.S. insurance)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
65.591% - Power Financial Corporation
67.880% - Great-West Lifeco Inc.
100.0% - Great-West Financial (Canada) Inc.
100.0% - Great-West Financial (Nova Scotia) Co.
100.0% - Great-West Lifeco U.S. LLC
100.0% - Great-West Services Singapore I Private Limited
100.0% - Great-West Services Singapore II Private Limited
99.0% - Great West Global Business Services India Private Limited (1% owned by Great-West Services Singapore I Private Limited)
1.0% - Great West Global Business Services India Private Limited (99% owned by Great-West Services Singapore II Private Limited)
100.0% - GWL&A Financial Inc.
60.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. (40% owned by Great-West Life & Annuity Insurance Capital, LP)
40.0% - Great-West Life & Annuity Insurance Capital, LLC (60% owned by GWL&A Financial Inc.)
60.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II (40% owned by Great-West Life & Annuity Insurance Capital, LP II)
40.0% - Great-West Life & Annuity Insurance Capital, LLC II (60% owned by GWL&A Financial Inc.)
60.0% - Great-West Life & Annuity Insurance Capital, LLC (40% owned by Great-West Life & Annuity Insurance Capital (Nova Scotia) Co.)
60.0% - Great-West Life & Annuity Insurance Capital, LLC II (40% owned by Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II)
100.0% - Great-West Life & Annuity Insurance Company (Fed ID # 84-0467907 - NAIC # 68322, CO)

2

100.0% - Great-West Life & Annuity Insurance Company of New York (Fed ID # 13-2690792 - NAIC # 79359, NY)
100.0% - Advised Assets Group, LLC
100.0% - GWFS Equities, Inc.
100.0% - Great-West Life & Annuity Insurance Company of South Carolina
100.0% - Emjay Corporation
100.0% - FASCore, LLC
50.0% - Westkin Properties Ltd.
100.0% - Great-West Capital Management, LLC
100.0% - Great-West Trust Company, LLC
100.0% - Lottery Receivable Company One LLC
100.0% - LR Company II, L.L.C.
100.0% - Singer Collateral Trust IV
100.0% - Singer Collateral Trust V
100.0% - Great-West Financial Retirement Plan Services, LLC
100.0% - Empower Securities, LLC

B. Putnam Investments Group of Companies (Mutual Funds)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
65.591% - Power Financial Corporation
67.880% - Great-West Lifeco Inc.
100.0% - Great-West Financial (Canada) Inc.
100.0% - Great-West Financial (Nova Scotia) Co.
100% - Great-West Lifeco U.S. LLC
99.0% - Great-West Lifeco U.S. Holdings, L.P. (1% owned by Great-West Lifeco U.S. Holdings, LLC)
100.0% - Great-West Lifeco U.S. Holdings, LLC
1% - Great-West Lifeco U.S. Holdings, L.P. (99% owned by Great-West Lifeco U.S. LLC)
95.84% - Putnam Investments, LLC (4.16% owned by Putnam senior management)
100.0% - Putnam Acquisition Financing, Inc.
100.0% - Putnam Acquisition Financing LLC
100.0% - Putnam Holdings, LLC
100.0% - Putnam U.S. Holdings I, LLC
100.0% - Putnam Investment Management, LLC
100.0% - Putnam Fiduciary Trust Company
100.0% - Putnam Investor Services, Inc.
100.0% - Putnam Retail Management GP, Inc.
1.0% - Putnam Retail Management Limited Partnership (99% owned by Putnam U.S. Holdings I, LLC)
99.0% - Putnam Retail Management Limited Partnership (1% owned by Putnam Retail Management GP, Inc.)
100.0% - PanAgora Holdings, Inc.
82.02% - PanAgora Asset Management, Inc. (16.08% owned by Nippon Life Insurance Company, 3% non voting by management)
100.0% - Putnam GP Inc.

3

1.0% - TH Lee Putnam Equity Managers LP (99% owned by Putnam U.S. Holdings I, LLC)
99.0% - TH Lee Putnam Equity Managers LP (1% owned by Putnam GP Inc.)
100.0% - Putnam Investment Holdings, L.L.C.
100.0% - Savings Investments, LLC
100.0% - Putnam Capital, LLC
100.0% - Putnam Mortgage Opportunities Company
100.0% - The Putnam Advisory Company, LLC
100.0% - Putnam Advisory Holdings LLC
100.0% - Putnam Investments Canada ULC
100.0% - Putnam Investments (Ireland) Limited
100.0% - Putnam Investments Australia Pty
100.0% - Putnam Investments Securities Co., Ltd.
100.0% - Putnam International Distributors, Ltd.
100.0% - Putnam Investments Argentina S.A.
100.0% - Putnam Investments Limited

C. The Great-West Life Assurance Company Group of Companies (Canadian insurance)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
65.591% - Power Financial Corporation
67.880% - Great-West Lifeco Inc.
100.0% - 2142540 Ontario Inc.
1.0% - Great-West Lifeco Finance (Delaware) LP (99.0% owned by Great-West Lifeco Inc.)
40.0% - Great-West Lifeco Finance (Delaware) LLC (60.0% owned by The Great-West Life Assurance Company)
100.0% - 2023308 Ontario Inc.
1.0% - Great-West Life & Annuity Insurance Capital, LP (99.0% owned by Great-West Lifeco Inc.)
40.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. (60.0% owned by GWL&A Financial Inc.)
40.0% - Great-West Life & Annuity Insurance Capital, LLC (60.0% owned by GWL&A Financial Inc.)
1.0% - Great-West Life & Annuity Insurance Capital, LP II (99.0% owned by Great-West Lifeco Inc.)
40.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II (60.0% owned by GWL&A Financial Inc.)
40.0% - Great-West Life & Annuity Insurance Capital, LLC II (60.0% owned by GWL&A Financial Inc.)
100.0% - 2171866 Ontario Inc
1.0% - Great-West Lifeco Finance (Delaware) LP II (99.0% owned by Great-West Lifeco Inc.)
100.0% - Great-West Lifeco Finance (Delaware) LLC II
100.0% - 2023310 Ontario Inc.
100.0% - 2023311 Ontario Inc.
100.0% - 6109756 Canada Inc.
100.0% - 6922023 Canada Inc.
100.0% - 8563993 Canada Inc.
100.0% - 9855297 Canada Inc.
100.0% - The Great-West Life Assurance Company (NAIC #80705, MI)
29.4% - GWL THL Private Equity I Inc. (11.8% owned by The Canada Life Assurance Company, 58.8% owned by The Canada Life Insurance Company of Canada)

4

100.0% - GWL THL Private Equity II Inc.
100.0% - Great-West Investors Holdco Inc.
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)
100.0% - T.H. Lee Interests
100.0% - Great-West Investors GP Inc.
1.0% - Great-West Investors LP (99.0% owned by Great-West Investors LP Inc.)
100.0% - T.H. Lee Interests
100.0% - GWL Realty Advisors Inc.
100.0% - GWL Realty Advisors U.S., Inc.
100.0% - RA Real Estate Inc.
0.1% - RMA Real Estate LP (69.9% owned by The Great-West Life Assurance Company, 30.0% owned by London Life Insurance Company)
100% - RMA Properties Ltd.
100% - RMA Properties (Riverside) Ltd.
100% - S-8025 Holdings Ltd.
100.0% - Vertica Resident Services Inc.
100.0% - 2278372 Ontario Inc.
100.0% - GLC Asset Management Group Ltd.
100.0% - 200 Graham Ltd.
100.0% - 801611 Ontario Limited
100.0% - 1213763 Ontario Inc.
99.99% - Riverside II Limited Partnership (0.01% owned by 2024071 Ontario Limited)
70.0% - Kings Cross Shopping Centre Ltd. (30% owned by London Life Insurance Company)
100.0% - 681348 Alberta Ltd.
50.0% - 3352200 Canada Inc.
100.0% - 1420731 Ontario Limited
60.0% - Great-West Lifeco Finance (Delaware) LLC (40.0% owned by Great-West Lifeco Finance (Delaware) LP)
100.0% - 1455250 Ontario Limited
100.0% - CGWLL Inc.
65.0% - The Walmer Road Limited Partnership (35.0% owned by London Life Insurance Company)
50.0% - Laurier House Apartments Limited (50.0% owned by London Life Insurance Company)
100.0% - 2024071 Ontario Limited
100.0% - 431687 Ontario Limited
0.01% - Riverside II Limited Partnership (99.99% owned by 1213763 Ontario Inc.)
100.0% - High Park Bayview Inc.
0.001% - High Park Bayview Limited Partnership
75.0% - High Park Bayview Limited Partnership (25.0% owned by London Life Insurance Company)
5.6% - MAM Holdings Inc. (94.4% owned by The Canada Life Insurance Company of Canada)
100% - Mountain Asset Management LLC
100.0% - 647679 B.C. Ltd.
70.0% - TGS North American Real Estate Investment Trust (30% owned by London Life Insurance Company)
100.0% - TGS Trust

5

70.0% - RMA Realty Holdings Corporation Ltd. (30.0% owned by London Life Insurance Company)
100.0% 1995709 Alberta Ltd.
100.0% - RMA (U.S.) Realty LLC (Delaware) (special shares held by 1995709 Alberta Ltd.
100.0% - RMA American Realty Corp.
1% - RMA American Realty Limited Partnership [(99% owned by RMA (U.S.) Realty LLC (Delaware)]
99.0% - RMA American Realty Limited Partnership (1% owned by RMA American Realty Corp.)
69.9% - RMA Real Estate LP (30.0% owned by London Life Insurance Company; 0.1% owned by RA Real Estate Inc.)
100.0% - RMA Properties Ltd.
100.0% - S-8025 Holdings Ltd.
100.0% - RMA Properties (Riverside) Ltd.
70.0% - KS Village (Millstream) Inc. (30.0% owned by London Life Insurance Company)
70.0% - 0726861 B.C. Ltd. (30.0% owned by London Life Insurance Company)
70.0% - Trop Beau Developments Limited (30.0% owned by London Life Insurance Company)
70.0% - Kelowna Central Park Properties Ltd. (30.0% owned by London Life Insurance Company)
70.0% - Kelowna Central Park Phase II Properties Ltd. (30.0% owned by London Life Insurance Company)
40.0% - PVS Preferred Vision Services Inc.
12.5% - Vaudreuil Shopping Centres Limited (75.0% owned by London Life Insurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
70.0% - Saskatoon West Shopping Centres Limited (30.0% owned by London Life Insurance Company)
12.5% - 2331777 Ontario Ltd. (75.0% owned by London Life Insurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
12.5% - 2344701 Ontario Ltd. (75.0% owned by London Life Insurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
12.5% - 2356720 Ontario Ltd. (75.0% owned by London Life Insurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
12.5% - 0977221 B.C. Ltd. (75.0% owned by London Life Insurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
100.0% - 7419521 Manitoba Ltd.

 0.001% - 7420928 Manitoba limited Partnership (24.99% owned each by The Great-West Life Assurance Company, London Life Insurance Company, The Canada Life Assurance Company and The Canada Life Insurance Company of Canada)

100.0% - 7419539 Manitoba Ltd.
100.0% - London Insurance Group Inc.
100.0% - Trivest Insurance Network Limited
100.0% - London Life Insurance Company (Fed ID # 52-1548741 – NAIC # 83550, MI)
100.0% - 1542775 Alberta Ltd.
100.0% - 0813212 B.C. Ltd.
30.0% - Kings Cross Shopping Centre Ltd. (70% owned by The Great-West Life Assurance Company)
30.0% - 0726861 B.C. Ltd. (70% owned by The Great-West Life Assurance Company)
30.0% - TGS North American Real Estate Investment Trust (70% owned by The Great-West Life Assurance Company)
100.0% - TGS Trust
30.0% - RMA Realty Holdings Corporation Ltd. (70% owned by The Great-West Life Assurance Company)
100.0% 1995709 Alberta Ltd.
100.0% - RMA (U.S.) Realty LLC (Delaware) (special shares held by 1995709 Alberta Ltd.)
100.0% - RMA American Realty Corp.
1.0% - RMA American Realty Limited Partnership [(99% owned by RMA (U.S.) Realty LLC (Delaware)]
99.0% - RMA American Realty Limited Partnership (1% owned by RMA American Realty Corp.)
30.0% - RMA Real Estate LP (69.9% owned by The Great-West Life Assurance Company; 0.1% owned by RA Real Estate Inc.)
100.0% - RMA Properties Ltd.

6

100.0% - S-8025 Holdings Ltd.
100.0% - RMA Properties (Riverside) Ltd.
100.0% - 1319399 Ontario Inc.

24.99%- 7420928 Manitoba limited Partnership (24.99% limited partner interest each held by The Great-West Life Assurance Company, The Canada Life Assurance Company and The Canada Life Insurance Company of Canada; 7419521 Manitoba Ltd. holds 0.001% interest)

100.0% - 3853071 Canada Limited
50.0% - Laurier House Apartments Limited (50.0% owned by The Great-West Life Assurance Company)
30.0% - Kelowna Central Park Properties Ltd. (70.0% owned by The Great-West Life Assurance Company)
30.0% - Kelowna Central Park Phase II Properties Ltd. (70.0% owned by The Great-West Life Assurance Company)
30.0% - Trop Beau Developments Limited (70.0% owned by The Great-West Life Assurance Company)
100.0% - 4298098 Canada Inc.
100.0% - GWLC Holdings Inc.
100% - GLC Reinsurance Corporation
100.0% - 389288 B.C. Ltd.
100.0% - Quadrus Investment Services Ltd.
35.0% - The Walmer Road Limited Partnership (65.0% owned by The Great-West Life Assurance Company)
100.0% - 177545 Canada Limited
88.0% - Neighborhood Dental Services Ltd.
100.0% - Quadrus Distribution Services Ltd.
100.0% - Toronto College Park Ltd.
25.0% - High Park Bayview Limited Partnership (75.0% owned by The Great-West Life Assurance Company)
30.0% - KS Village (Millstream) Inc. (70.0% owned by The Great-West Life Assurance Company)
100.0% - London Life Financial Corporation
89.4% - London Reinsurance Group, Inc. (10.6% owned by London Life Insurance Company)
100.0% - London Life and Casualty Reinsurance Corporation
100.0% - Trabaja Reinsurance Company Ltd.
100.0% - London Life and Casualty (Barbados) Corporation
100.0% - LRG (US), Inc.
100.0% - London Life International Reinsurance Corporation
100.0% - London Life Reinsurance Company (Fed ID # 23-2044256 – NAIC # 76694, PA)
75.0% - Vaudreuil Shopping Centres Limited (12.5% owned by The Great-West Life Assurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
10.6% - London Reinsurance Group Inc. (89.4% owned by London Life Financial Corporation)
30.0% - Saskatoon West Shopping Centres Limited (70.0% owned by The Great-West Life Assurance Company)
75.0% - 2331777 Ontario Ltd. (12.5% owned by The Great-West Life Assurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
75.0% - 2344701 Ontario Ltd. (12.5% owned by The Great-West Life Assurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
75.0% - 2356720 Ontario Ltd. (12.5% owned by The Great-West Life Assurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
75.0% - 0977221 B.C. Ltd. (12.5% owned by The Great-West Life Assurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
100.0% - Canada Life Financial Corporation
100.0% - The Canada Life Assurance Company (Fed ID # 38-0397420, NAIC # 80659, MI)

24.99%- 7420928 Manitoba Limited Partnership (24.99% limited partner interest held by The Great-West Life Assurance Company, London Life Insurance Company and the Canada Life Insurance Company of Canada; 7419521 Manitoba Ltd. holds 0.001% interest)

100.0% - Canada Life Capital Corporation, Inc.
100.0% - Canada Life International Holdings, Limited

7

100.0% - Canada Life Group Holdings Limited
100.0% - Canada Life International Services Limited
100.0% - Canada Life International Limited
100.0% - CLI Institutional Limited
100.0% - The Canada Life Group (U.K.) Limited
80.0% - Canada Life International Assurance (Ireland) Designated Activity Company (20.0% owned by CL Abbey Limited)
100.0% - Canada Life Irish Holding Company, Limited
100.0% - Canada Life Group Services Limited
100.0% - Canada Life Europe Investment Limited
100.0% - Canada Life Europe Management Services, Limited
21.33% - Canada Life Assurance Europe Limited(78.67% owned by Canada Life Europe Investment Limited)
78.67% - Canada Life Assurance Europe Limited (21.33% owned by Canada Life Europe Management Services Limited)
100.0% - London Life and General Reinsurance dac
100.0% - Canada Life International Re dac
100.0% - Canada Life Reinsurance International Ltd.
100.0% - Canada Life Reinsurance Ltd.
100.0% - CL Abbey Limited
20.0% - Canada Life International Assurance (Ireland) Designated Activity Company (80.0% owned by The Canada Life Group (U.K.) Limited)
100.0% - Irish Life Investment Managers Limited
100.0% - Summit Asset Managers Limited
7.0% - Irish Association of Investment Managers CLG
100.0% - Setanta Asset Management Limited
100.0% - Canada Life Pension Managers & Trustees Limited
100.0% - Canada Life Asset Management Limited
100.0% - Canada Life European Real Estate Limited
100.0% - Hotel Operations (Walsall) Limited
100.0% - Hotel Operations (Cardiff) Limited
100.0% - Canada Life Trustee Services (U.K.) Limited
100.0% - CLFIS (U.K.) Limited
100.0% - Canada Life Limited
30.45% - ETC Hobley Drive Management Company Limited
100.0% - Synergy Sunrise (Wellington Row) Limited
100.0% - Canada Life (U.K.) Limited
100.0% - Albany Life Assurance Company Limited
100.0% - Canada Life Management (U.K.) Limited
100.0% - Canada Life Services (U.K.) Limited
100.0% - Canada Life Fund Managers (U.K.) Limited
100.0% - Canada Life Group Services (U.K.) Limited
100.0% - Canada Life Holdings (U.K.) Limited
100.0% - Canada Life Irish Operations Limited
100.0% - Canada Life Ireland Holdings Limited.
100.0% - Irish Life Group Limited
100.0% Canada Life (Ireland) Limited

8

100.0% Irish Life Health dac
100.0% - Irish Progressive Services International Ltd
100.0% - Irish Life Group Services Limited
100.0% - Irish Life Financial Services Ltd.
100.0% - Glohealth Financial Services Limited
49.0% - Affinity First Limited (51.0% interest unknown)
100.0% - Vestone Ltd.
100.0% - Cornmarket Group Financial Services Limited
100.0% - Cornmarket Insurance Brokers Ltd.
100.0% - Cornmarket Insurance Services Limited
25.0% EIS Financial Services Limited (75.0% interest unknown)
100.0% - Cornmarket Retail Trading Ltd.
100.0% - Savings & Investments Ltd.
100.0% - Gregan McGuiness (Life & Pensions) Ltd.
100.0% - Penpro Limited
100.0% - Irish Life Associate Holdings Unlimited Company
100.0% - Irish Life Irish Holdings Unlimited Company
30.43% - Allianz-Irish Life Holdings plc.
100.0% - Irish Life Assurance plc.
100.0% - Ballsbridge Property Investments Ltd.
100.0% - Cathair Ce Ltd.
100.0% - Ilona Financial Group, Inc.
100.0% - Irish Life Unit Fund Managers Ltd.
100.0% - Tredwell Associates Ltd.
100.0% - Irish Life Trustee Services Limited
100.0% - Office Park De Mont-St-Guibert A S.A.
100.0% - Office Park De Mont-St-Guibert B S.A.
100.0% - Office Park De Mont-St-Guibert C S.A.
100.0% - (2,3&4) Basement Company Limited
66.66% - City Gate Park Administration Limited
51.0% - SJRQ Riverside IV Management Company Ltd.
50.0% - Hollins Clough Management Company Ltd.
50.0% - Dakline Company Ltd.
20.0% - Choralli Limited
14.0% - Baggot Court Management Limited
5.5% - Padamul Ltd.
18.2143% - Tour Esplanade (Paris) LP
100.0% - 4073649 Canada, Inc. (1 common share owned by 587443 Ontario, Inc.)
100.0% - CL Luxembourg Capital Management S.á.r.l.
100.0% - 8478163 Canada Limited
100.0% - Canada Life Capital Bermuda Limited
100.0% - 9983813 Canada Inc.
100.0% - Canada Life Capital Bermuda III Limited

9

100.0% - Canada Life Capital Bermuda II Limited
100.0% - The Canada Life Insurance Company of Canada

24.99%- 7420928 Manitoba limited Partnership (24.99% limited partner interest held by The Great-West Life Assurance Company, London Life Insurance Company and The Canada Life Assurance Company; 7419521 Manitoba Ltd. holds 0.001% interest)

100.0% - 6855572 Manitoba Ltd.
94.4% - MAM Holdings Inc. (5.6% owned by The Great-West Life Assurance Company)
100.0% - Mountain Asset Management LLC
12.5% - 2331777 Ontario Ltd. (75% owned by London Life Insurance Company, 12.5% owned by The Great-West Life Assurance Company)
12.5% - 2344701 Ontario Ltd. (75% owned by London Life Insurance Company, 12.5% owned by The Great-West Life Assurance Company)
12.5% - Vaudreuil Shopping Centres Limited (75% owned by London Life Insurance Company, 12.5% owned by The Great-West Life Assurance Company)
12.5% - 2356720 Ontario Ltd. (75% owned by London Life Insurance Company, 12.5% owned by The Great-West Life Assurance Company)
12.5% - 0977221 B.C. Ltd. (75% owned by London Life Insurance Company, 12.5% owned by The Great-West Life Assurance Company)
58.8% - GWL THL Private Equity I Inc. (11.8% The Canada Life Assurance Company, 29.4% The Great-West Life Assurance Company)
100.0% - GWL THL Private Equity II Inc.
100.0% - Great-West Investors Holdco Inc.
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)
100.0% - T.H. Lee Interests
100.0% - Great-West Investors GP Inc.
1.0% - Great-West Investors LP (99.0% Great-West Investors LP Inc.)
100.0% - T.H. Lee Interests
100.0% - CL Capital Management (Canada), Inc.
100.0% - 587443 Ontario Inc.
100.0% - Canada Life Mortgage Services Ltd.
100.0% - Adason Properties Limited
11.8% - GWL THL Private Equity I Inc. (29.4% owned by The Great-West Life Assurance Company, 58.8% owned by The Canada Life Insurance Company of Canada)
100.0% - GWL THL Private Equity II Inc.
100.0% - Great-West Investors Holdco Inc.
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)
100% - T.H. Lee Interests
100.0% - Great-West Investors GP Inc.
1.0% - Great-West Investors LP (99.0% Great-West Investors LP Inc.)
100.0% - T.H. Lee Interests
100.0% - Canada Life Capital Trust

D. IGM Financial Inc. Group of Companies (Canadian mutual funds)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
65.591% - Power Financial Corporation

10

61.506% - IGM Financial Inc.
100.0% - Investors Group Inc.
100.0% - Investors Group Financial Services Inc.
100.0% - I.G. International Management Limited
100.0% - I.G. Investment Management (Hong Kong) Limited
100.0% - Investors Group Trust Co. Ltd.
100.0% - 391102 B.C. Ltd.
100.0% - I.G. Insurance Services Inc.
100.0% - Investors Syndicate Limited
100.0% - Investors Group Securities Inc.
100.0% - 6460675 Manitoba Ltd.
100.0% - I.G. Investment Management, Ltd.
100.0% - Investors Group Corporate Class Inc.
100.0% - Investors Syndicate Property Corp.
100.0% - 0965311 B.C. Ltd.
100.0% - 0992480 B.C. Ltd.
100.0% - 1081605 B.C. Ltd.
100.0% - I.G. Investment Corp.
100.0% - Mackenzie Inc.
100.0% - Mackenzie Financial Corporation
100.0% - Mackenzie Investments Charitable Foundation
14.28% - Strategic Charitable Giving Foundation
100.0% - Mackenzie Cundill Investment Management (Bermuda) Ltd.
100.0% - Mackenzie Financial Capital Corporation
100.0% - Multi-Class Investment Corp.
100.0% - MMLP GP Inc.
100.0% - Mackenzie Investments Corporation
100.0% - Mackenzie Investments PTE. Ltd.
100.0% - Mackenzie U.S. Fund Management Inc.
96.94% - Investment Planning Counsel Inc. (and 3.06% owned by Management of IPC)
100.0% - IPC Investment Corporation
100.0% - IPC Estate Services Inc.
100.0% - IPC Securities Corporation
88.89% - IPC Portfolio Services Inc. (and 11.11% owned by advisors of IPC Investment Corporation and IPC Securities Corporation)
100.0% - Counsel Portfolio Services Inc.
100.0% - Counsel Portfolio Corporation
37.74% - Portag3 Ventures LP
32.8% - Springboard LP
69.7% - WealthSimple Financial Corp.
15.0% - Personal Capital Corporation

E. Pargesa Holding SA Group of Companies (European investments)

11

Power Corporation of Canada
100.0% - 171263 Canada Inc.
65.591% - Power Financial Corporation
100.0% - Power Financial Europe B.V.
50.0% - Parjointco N.V.
75.4% - Pargesa Holding SA (55.5% capital)
100.0% - Pargesa Netherlands B.V.
51.9% (taking into account the treasury shares - Groupe Bruxelles Lambert (50.0% in capital)
Capital
6.8% - Pernod Ricard (7.5% in capital)
16.9% - Umicore
20.0% - Ontex
7.5% - adidas
0.4% - LTI One
1.2% - Sagerpar
100.0% - Belgian Securities B.V.
Capital
69.6% - Imerys (53.7% in capital)
100.0% - Brussels Securities
Capital
99.6% - LTI One
0.1% - Groupe Bruxelles Lambert
100.0% - LTI Two
0.1% - Groupe Bruxelles Lambert
0.1% - Umicore
100.0% - URDAC
0.1% - Groupe Bruxelles Lambert
100.0% - FINPAR
0.1% - Groupe Bruxelles Lambert
98.8% - Sagerpar
3.3% - Groupe Bruxelles Lambert
10.0% - GBL Participations SA
100.0% - GBL Energy S.á.r.l.
Capital
1.8% - adidas
0.7% - Total SA (1.2% in capital)
100.0% - GBL Verwaltung GmbH (in liquidation)
100.0% - GBL Finance & Treasury
90.0% - GBL Participations SA
67.4% - Serena S.á.r.l.
Capital
16.2% - SGS
100.0% - Eliott Capital

12

Capital
9.4% - LafargeHolcim
100.0% - GBL Verwaltung SA
Capital
100.0% - GBL Investments Limited
100.0% - GBL R
100.0% - Sienna Capital S.á.r.l
Capital
10.9% - Sagard FCPR
0.3% - Sagard II A FPCI
75.0% - Sagard II B FPCI
26.9% - Sagard 3 Millésime 1 FPCI
29.6% - Kartesia Credit Opportunities I SCA, SICAV-SIF
22.2% - Kartesia Management SA
50.0% - Ergon Capital Partners SA
5.9% - Ergon Capital SA
42.4% - Ergon Capital Partners II SA
89.9% - Ergon Capital Partners III SA
15.1% - Mérieux Participations SAS
37.7% - Mérieux Participations 2 SAS
100.0% - PrimeStone Capital Parallel Vehicle SCS
1.7% - PrimeStone Capital Special Limited Partner SCSp
9.8% - BDT Capital Partners Fund II (INT),L.P.
100.0% - Sienna Capital International
100.0% - GBL Finance S.á.r.l
32.6% - Serena S.á.r.l
1.0% - Engie (0.6% in capital)
100.0% - Pargesa Netherlands B.V.
100.0% - SFPG

F. Square Victoria Communications Group Inc. Group of Companies (Canadian communications)

Power Corporation of Canada
100.0% - Square Victoria Communications Group Inc.
100.0% - Gesca Ltée
100.0% - La Presse, ltée
100.0% - Nuglif inc.
100.0% - Cyberpresse Inc.
100.0% - 9214470 Canada Inc.
100.0% - Square Victoria Digital Properties inc.
100.0% - Les Éditions Gesca Ltée
100.0% - Les Éditions Plus Ltée
50.0% - Workopolis

13

25.0% - Olive Média
100.0% - Square Victoria C.P. Holding Inc.
33.3% - Canadian Press Enterprises Inc.
100.0% - Pagemasters North America Inc.

G. Power Corporation (International) Limited Group of Companies (Asian investments)

Power Corporation of Canada
100.0% - Power Corporation (International) Limited
99.9% - Power Pacific Corporation Limited
0.1% - Power Pacific Equities Limited
99.9% - Power Pacific Equities Limited
100.0% - Power Communications Inc.
0.1% - Power Pacific Corporation Limited
10.0% - China Asset Management Limited

H. Other PCC Companies

Power Corporation of Canada
100.0% - 152245 Canada Inc.
100.0% - 3540529 Canada Inc.
18.75% - Société Immobiliére HMM
1.19% - Quinstreet Inc.
100.0% - Square Victoria Real Estate Inc./ Square Victoria Immobilier Inc.
100.0% - 3121011 Canada Inc.
100.0% - 171263 Canada Inc.
100.0% - Victoria Square Ventures Inc.
32.5% - Bellus Health Inc.
25.0% (voting) - 9314-0093 Québec Inc. (formerly Club de Hockey Les Remparts de Québec Inc.)
100.0% - Power Energy Corporation
100.0% - Potentia Renewables Inc.
100.0% - Schooltop Solar LP
85.0% - Reliant First Nations LP
100.0% - PSI Solar Finance 1 LP
100.0% - MOM Solar LP
100.0% - Potentia Solar 5 LP
100.0% - Potentia Solar 14 LP
100.0% - Minnesota Solar, LLC
75.0% - Paintearth Wind Project LP
75.0% - Stirling Wind Project LP
75.0% - Wheatland Wind Project LP
100.0% - Power Renewable Energy Corporation
100.0% - Sequoia Energy Inc.

14

100.0% - Power Energy Eagle Creek Inc.
60.0% - Power Energy Eagle Creek LLP
52.0% - Eagle Creek Renewable Energy, LLC
100.0% - Power Communications Inc.
100.0% - Brazeau River Resources Investments Inc.
100.0% - PCC Industrial (1993) Corporation
100.0% - Power Corporation International
100.0% - 9808655 Canada Inc.
100.0% - 9958363 Canada Inc.
100.0% - Sagard Holdings Participation US LP
25.0% - Sagard Holdings Inc. (non voting)
100.0% - Sagard Holdings Participation Inc.
75.0% - Sagard Holdings Inc.
100.0% - Sagard Capital Partners GP, Inc.
100.0% - Sagard Capital Partners, L.P.
97.3% - Vein Clinics of America
100.0% - 1069759 B.C. Unlimited Liability Company
96.7% - IntegraMed America, Inc.
50.0% - 9938982 Canada Inc.
100.0% - 9990089 Canada Inc.
100.0% - Power Corporation of Canada Inc.
100.0% - PL S.A.
100.0% - 4190297 Canada Inc.
100% - Sagard Capital Partners Management Corp.
100.0% - Sagard S.A.S.
100.0% - Marquette Communications (1997) Corporation
100.0% - 4507037 Canada Inc.
100.0% - 4524781 Canada Inc.
100.0% - 4524799 Canada Inc.
100.0% - 4524802 Canada Inc.

I. Other PFC Companies

Power Financial Corporation
100.0% - 4400003 Canada Inc.
100.0% - 3411893 Canada Inc.
100.0% - 3439453 Canada Inc.
100.0% - Power Financial Capital Corporation
100.0% - 7973594 Canada Inc.
100.0% - 7973683 Canada Inc.
100.0% - 7974019 Canada Inc.
100.0% - 8677964 Canada Inc.
100.0% - 9194649 Canada Inc.

15

67.2% - Springboard L.P.
69.7% - WealthSimple Financial Corp. (67.8% equity)
100.0% - Wealthsimple Inc.
100.0% - Canadian ShareOwner Investments Inc.
100.0% - CSA Computing Inc.
100.0% - Wealthsimple US, Ltd.
100.0% - Wealthsimple UK Ltd.
100.0% - Wealthsimple Technologies Inc.
100.0% - PFC Ventures Inc.
100.0% - Portag3 Ventures GP Inc.
24.52% - Portag3 Ventures L.P.
100.0% - 9917837 Canada Inc.
50.0% - Diagram Ventures GP Inc. (9629262 Canada Inc.)

Item 29. Indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Provisions exist under the Colorado Business Corporation Act and the Bylaws of Great-West whereby Great-West may indemnify a director, officer or controlling person of Great-West against any liability incurred in his or her official capacity. The following excerpts contain the substance of these provisions:

Colorado Business Corporation Act

Article 109 – INDEMNIFICATION

Section 7-109-101. Definitions.

As used in this article:

(1)

“Corporation” includes any domestic or foreign entity that is a predecessor of a corporation by reason of a merger or other transaction in which the predecessor’s existence ceased upon consummation of the transaction.

(2)

“Director” means an individual who is or was a director of a corporation or an individual who, while a director of a corporation, is or was serving at the corporation’s request as a director, an officer, an agent, an associate, an employee, a fiduciary, a manager, a member, a partner, a promoter, or a trustee of, or to hold any similar position with, another domestic or foreign entity or of an employee benefit plan. A director is considered to be serving an employee benefit plan at the corporation’s request if the director’s duties to the corporation also impose duties on, or otherwise involve services by, the director to the plan or to participants in or beneficiaries of the plan. “Director” includes, unless the context requires otherwise, the estate or personal representative of a deceased director.

(3)	“Expenses” includes counsel fees.

(4)

“Liability” means the obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty, fine, including an excise tax assessed with respect to an employee benefit plan, or reasonable expenses.

(5)

“Official capacity” means, when used with respect to a director, the office of director in a corporation and, when used with respect to a person other than a director as contemplated in section 7-109-107, the office in a corporation held by the officer or the employment, fiduciary, or agency relationship undertaken by the employee, fiduciary, or agent on behalf of the corporation. “Official capacity” does not include service for any other domestic or foreign corporation or other person or employee benefit plan.

(6)	“Party” includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

(7)	“Proceeding” means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal.

Section 7-109-102. Authority to indemnify directors.

(1)

Except as provided in subsection (4) of this section, a corporation may indemnify a person made a party to a proceeding because the person is or was a director against liability incurred in the proceeding if:

(a)	The person’s conduct was in good faith; and

(b)	The person reasonably believed:

(I)	In the case of conduct in an official capacity with the corporation, that such conduct was in the corporation’s best interests; and

(II)	In all other cases, that such conduct was at least not opposed to the corporation’s best interests; and

(c)	In the case of any criminal proceeding, the person had no reasonable cause to believe the person’s conduct was unlawful.

(2)

A director’s conduct with respect to an employee benefit plan for a purpose the director reasonably believed to be in the interests of the participants in or beneficiaries of the plan is conduct that satisfies the requirement of subparagraph (II) of paragraph (b) of subsection (1) of this section. A director’s conduct with respect to an employee benefit plan for a purpose that the director did not reasonably believe to be in the interests of the participants in or beneficiaries of the plan shall be deemed not to satisfy the requirements of paragraph (a) of subsection (1) of this section.

(3)

The termination of a proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent is not, of itself, determinative that the director did not meet the standard of conduct described in this section.

(4)	A corporation may not indemnify a director under this section:

(a)	In connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation; or

(b)

In connection with any other proceeding charging that the director derived an improper personal benefit, whether or not involving action in an official capacity, in which proceeding the director was adjudged liable on the basis that the director derived an improper personal benefit.

(5)	Indemnification permitted under this section in connection with a proceeding by or in the right of the corporation is limited to reasonable expenses incurred in connection with the proceeding.

Section 7-109-103. Mandatory Indemnification of Directors.

Unless limited by its articles of incorporation, a corporation shall indemnify a person who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which the person was a party because the person is or was a director, against reasonable expenses incurred by the person in connection with the proceeding.

Section 7-109-104. Advance of Expenses to Directors.

(1)	A corporation may pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding in advance of final disposition of the proceeding if:

(a)	The director furnishes to the corporation a written affirmation of the director’s good-faith belief that the director has met the standard of conduct described in section 7-109-102;

(b)

The director furnishes to the corporation a written undertaking, executed personally or on the director’s behalf, to repay the advance if it is ultimately determined that the director did not meet the standard of conduct; and

(c)	A determination is made that the facts then known to those making the determination would not preclude indemnification under this article.

(2)

The undertaking required by paragraph (b) of subsection (1) of this section shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make repayment.

(3)	Determinations and authorizations of payments under this section shall be made in the manner specified in section 7-109-106.

Section 7-109-105. Court-Ordered Indemnification of Directors.

(1)

Unless otherwise provided in the articles of incorporation, a director who is or was a party to a proceeding may apply for indemnification to the court conducting the proceeding or to another court of competent jurisdiction. On receipt of an application, the court, after giving any notice the court considers necessary, may order indemnification in the following manner:

(a)

If it determines that the director is entitled to mandatory indemnification under section 7-109-103, the court shall order indemnification, in which case the court shall also order the corporation to pay the director’s reasonable expenses incurred to obtain court-ordered indemnification.

(b)

If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director met the standard of conduct set forth in section 7-109-102(1) or was adjudged liable in the circumstances described in section 7-109-102(4), the court may order such indemnification as the court deems proper; except that the indemnification with respect to any proceeding in which liability shall have been adjudged in the circumstances described in section 7-109-102(4) is limited to reasonable expenses incurred in connection with the proceeding and reasonable expenses incurred to obtain court-ordered indemnification.

Section 7-109-106. Determination and Authorization of Indemnification of Directors.

(1)

A corporation may not indemnify a director under section 7-109-102 unless authorized in the specific case after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in section 7-109-102. A corporation shall not advance expenses to a director under section 7-109-104 unless authorized in the specific case after the written affirmation and undertaking required by section 7-109-104(1)(a) and (1)(b) are received and the determination required by section 7-109-104(1)(c) has been made.

(2)	The determinations required by subsection (1) of this section shall be made:

(a)

By the board of directors by a majority vote of those present at a meeting at which a quorum is present, and only those directors not parties to the proceeding shall be counted in satisfying the quorum; or

(b)	If a quorum cannot be obtained, by a majority vote of a committee of the board of directors designated by the board of directors, which committee shall consist of two or more directors not parties to the proceeding; except that directors who are parties to the proceeding may participate in the designation of directors for the committee.

(3)

If a quorum cannot be obtained as contemplated in paragraph (a) of subsection (2) of this section, and a committee cannot be established under paragraph (b) of subsection (2) of this section, or, even if a quorum is obtained or a committee is designated, if a majority of the directors constituting such quorum or such committee so directs, the determination required to be made by subsection (1) of this section shall be made:

(a)

By independent legal counsel selected by a vote of the board of directors or the committee in the manner specified in paragraph (a) or (b) of subsection (2) of this section or, if a quorum of the full board cannot be obtained and a committee cannot be established, by independent legal counsel selected by a majority vote of the full board of directors; or

(b)	By the shareholders.

(4)

Authorization of indemnification and advance of expenses shall be made in the same manner as the determination that indemnification or advance of expenses is permissible; except that, if the determination that indemnification or advance of expenses is permissible is made by independent legal counsel, authorization of indemnification and advance of expenses shall be made by the body that selected such counsel.

Section 7-109-107. Indemnification of Officers, Employees, Fiduciaries, and Agents.

(1)	Unless otherwise provided in the articles of incorporation:

(a)

An officer is entitled to mandatory indemnification under section 7-109-103, and is entitled to apply for court-ordered indemnification under section 7-109-105, in each case to the same extent as a director;

(b)	A corporation may indemnify and advance expenses to an officer, employee, fiduciary, or agent of the corporation to the same extent as to a director; and

(c)

A corporation may also indemnify and advance expenses to an officer, employee, fiduciary, or agent who is not a director to a greater extent, if not inconsistent with public policy, and if provided for by its bylaws, general or specific action of its board of directors or shareholders, or contract.

Section 7-109-108. Insurance.

A corporation may purchase and maintain insurance on behalf of a person who is or was a director, officer, employee, fiduciary, or agent of the corporation, or who, while a director, officer, employee, fiduciary, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, fiduciary, or agent of another domestic or foreign entity or of an employee benefit plan, against liability asserted against or incurred by the person in that capacity or arising from the person’s status as a director, officer, employee, fiduciary, or agent, whether or not the corporation would have power to indemnify the person against the same liability under section 7-109-102, 7-109-103, or 7-109-107. Any such insurance may be procured from any insurance company designated by the board of directors, whether such insurance company is formed under the law of this state or any other jurisdiction of the United States or elsewhere, including any insurance company in which the corporation has an equity or any other interest through stock ownership or otherwise.

Section 7-109-109. Limitation of Indemnification of Directors.

(1)

A provision treating a corporation’s indemnification of, or advance of expenses to, directors that is contained in its articles of incorporation or bylaws, in a resolution of its shareholders or board of directors, or in a contract, except an insurance policy, or otherwise, is valid only to the extent the provision is not inconsistent with sections 7-109-101 to 7-109-108. If the articles of incorporation limit indemnification or advance of expenses, indemnification and advance of expenses are valid only to the extent not inconsistent with the articles of incorporation.

(2)

Sections 7-109-101 to 7-109-108 do not limit a corporation’s power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

Section 7-109-110. Notice to Shareholders of Indemnification of Director.

If a corporation indemnifies or advances expenses to a director under this article in connection with a proceeding by or in the right of the corporation, the corporation shall give written notice of the indemnification or advance to the shareholders with or before the notice of the next shareholders’ meeting. If the next shareholder action is taken without a meeting at the instigation of the board of directors, such notice shall be given to the shareholders at or before the time the first shareholder signs a writing consenting to such action.

By-Laws of Great-West

Article IV. Indemnification

SECTION 1. In this Article, the following terms shall have the following meanings:

(a)

“expenses” means reasonable expenses incurred in a proceeding, including expenses of investigation and preparation, expenses in connection with an appearance as a witness, and fees and disbursement of counsel, accountants or other experts;

(b)	“liability” means an obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty or fine;

(c)	“party” includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding;

(d)	“proceeding” means any threatened, pending or completed action, suit, or proceeding whether civil, criminal, administrative or investigative, and whether formal or informal.

SECTION 2. Subject to applicable law, if any person who is or was a director, officer or employee of the corporation is made a party to a proceeding because the person is or was a director, officer or employee of the corporation, the corporation shall indemnify the person, or the estate or personal representative of the person, from and against all liability and expenses incurred by the person in the proceeding (and advance to the person expenses incurred in the proceeding) if, with respect to the matter(s) giving rise to the proceeding:

(a)	the person conducted himself or herself in good faith; and

(b)	the person reasonably believed that his or her conduct was in the corporation’s best interests; and

(c)	in the case of any criminal proceeding, the person had no reasonable cause to believe that his or her conduct was unlawful; and

(d)	if the person is or was an employee of the corporation, the person acted in the ordinary course of the person’s employment with the corporation.

SECTION 3. Subject to applicable law, if any person who is or was serving as a director, officer, trustee or employee of another company or entity at the request of the corporation is made a party to a proceeding because the person is or was serving as a director, officer, trustee or employee of the other company or entity, the corporation shall indemnify the person, or the estate or personal representative of the person, from and against all liability and expenses incurred by the person in the proceeding (and advance to the person expenses incurred in the proceeding) if:

(a)

the person is or was appointed to serve at the request of the corporation as a director, officer, trustee or employee of the other company or entity in accordance with Indemnification Procedures approved by the Board of Directors of the corporation; and

(b)	with respect to the matter(s) giving rise to the proceeding:

(i)	the person conducted himself or herself in good faith; and

(ii)

the person reasonably believed that his or her conduct was at least not opposed to the corporation’s best interests (in the case of a trustee of one of the corporation’s staff benefits plans, this means that the person’s conduct was for a purpose the person reasonably believed to be in the interests of the plan participants); and

(iii)	in the case of any criminal proceeding, the person had no reasonable cause to believe that his or her conduct was unlawful; and

(iv)	if the person is or was an employee of the other company or entity, the person acted in the ordinary course of the person’s employment with the other company or entity.

Item 30. Principal Underwriter.

(a)

GWFS Equities, Inc. (“GWFS Equities”) is the distributor of securities of the Registrant. In addition to securities of the Registrant, GWFS Equities, Inc. currently distributes securities of Great-West Funds, Inc., an open-end management investment company, FutureFunds Series Account of Great-West, Maxim Series Account of Great-West, COLI VUL-4 Series Account of Great-West, Variable Annuity-1 Series Account of Great-West, Variable Annuity-2 Series Account of Great-West, Variable Annuity-8 Series Account of Great-West, Prestige Variable Life Account of Great-West, Trillium Variable Annuity Account of Great-West, Variable Annuity-2 Series Account of Great-West, and the Variable Annuity-1 Series Account of Great-West of New York, COLI VUL-2 Series Account of Great-West of New York, and Variable Annuity-2 Series Account of Great-West of New York.

(b)	Directors and Officers of GWFS:

Name	Principal Business Address	Positions and Offices with Underwriter

E.F. Murphy, III	(1)	Chairman, President, and Chief Executive Officer

D.L. Musto	(1)	Director and Executive Vice President

R.K. Shaw	(1)	Director and Executive Vice President

S.E. Jenks	(1)	Director and Executive Vice President

C.E. Waddell	(1)	Director and Senior Vice President

K.I. Schindler	(1)	Chief Compliance Officer

R.H. Linton, Jr.	(1)	Executive Vice President

W.S. Harmon	(1)	Senior Vice President

R.J. Laeyendecker	(1)	Senior Vice President

M. McCarthy	(1)	Senior Vice President

W.J. McDermott	(1)	Senior Vice President

R.L. Logsdon	(1)	Vice President, Counsel, and Secretary

R.M. Mattie	(1)	FIN OP Principal, Vice President and Treasurer

S.M. Gile	(1)	Vice President

M.J. Kavanagh	(1)	Assistant Vice President, Counsel and Associate Chief Compliance Officer

B.R. Hudson	(1)	Senior Counsel and Assistant Secretary

T.L. Luiz	(1)	Compliance Officer

(1) 8515 East Orchard Road, Greenwood Village, CO 80111

(c)	Commissions and other compensation received from the Registrant by Principal Underwriter during Registrant’s last fiscal year:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Compensation
GWFS	-0-	-0-	-0-	-0-

Item 31. Location of Accounts and Records.

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Great-West, 8515 East Orchard Road, Greenwood Village, Colorado 80111.

Item 32. Management Services. None.

Item 33. Fee Representation.

Great-West represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Great-West.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Greenwood Village, and State of Colorado, on this 21st day of April, 2017.

COLI VUL 2 SERIES ACCOUNT
(Registrant)

By:	/s/ Robert L. Reynolds
Robert L. Reynolds
President and Chief Executive Officer of Great-West Life & Annuity Insurance Company

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
(Depositor)

By:	/s/ Robert L. Reynolds
Robert L. Reynolds
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Jeffrey Orr		April 21, 2017
R. Jeffrey Orr*	Chairman of the Board

/s/ Robert L. Reynolds		April 21, 2017
Robert L. Reynolds	Director, President and Chief Executive Officer

/s/ Andra S. Bolotin		April 21, 2017
Andra S. Bolotin	Senior Vice President and Chief Financial Officer

/s/ John L. Bernbach		April 21, 2017
John L. Bernbach*	Director

/s/ Marcel R. Coutu		April 21, 2017
Marcel R. Coutu*	Director

/s/ André R. Desmarais		April 21, 2017
André R. Desmarais*	Director

/s/ Olivier A. Desmarais		April 21, 2017
Olivier A. Desmarais*	Director

/s/ Paul G. Desmarais, Jr.		April 21, 2017
Paul G. Desmarais, Jr*.	Director

/s/ Gary A. Doer		April 21, 2017
Gary A. Doer*	Director

/s/ Gregory J. Fleming		April 21, 2017
Gregory J. Fleming*	Director

/s/ Claude Généreux		April 21, 2017
Claude Généreux*	Director

/s/ Alain Louvel		April 21, 2017
Alain Louvel*	Director

/s/ Paul A. Mahon		April 21, 2017
Paul A. Mahon*	Director

/s/ Jerry E.A. Nickerson		April 21, 2017
Jerry E.A. Nickerson*	Director

/s/ Henri P. Rousseau		April 21, 2017
Henri P. Rousseau*	Director

	/s/ Raymond Royer		April 21, 2017
	Raymond Royer*	Director

	/s/ T. Timothy Ryan, Jr.		April 21, 2017
	T. Timothy Ryan, Jr.*	Director

	/s/ Jerome J. Selitto		April 21, 2017
	Jerome J. Selitto*	Director

	/s/ Gregory D. Tretiak		April 21, 2017
	Gregory D. Tretiak*	Director

	/s/ Brian E. Walsh		April 21, 2017
	Brian E. Walsh*	Director

*By:	/s/ Ryan L. Logsdon		April 21, 2017
	Ryan L. Logsdon	Attorney-in-Fact pursuant to Power of Attorney